UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                            REVISED SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check  the  appropriate  box:

[x]  Preliminary  Information  Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive  Information  Statement

                                 ROCKSHOX, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[ ]  No  fee  required.

[ ]  Fee  computed  on  table  below  per  Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
          13,761,147

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $0.41

     (4)  Proposed  maximum  aggregate  value  of  transaction:  $5,642,070.27

     (5)  Total  fee  paid:  $1,128.41

[x]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:
     (2)  Form,  schedule  or  registration  statement  no.:
     (3)  Filing  party:
     (4)  Date  filed:

                                 ROCKSHOX, INC.
                          1610 GARDEN OF THE GODS ROAD
                           COLORADO SPRINGS, CO  80907


Dear  Stockholder:

     The Board of Directors of RockShox, Inc. has approved a merger agreement that provides for the acquisition of our company by SRAM Corporation for $0.41 per share in cash.

     Our Board of Directors has unanimously determined that the merger and the merger agreement are fair to and in the best interests of RockShox's stockholders. In its evaluation of the merger, the Board considered the opinion of Duff & Phelps, LLC, its financial advisor, to the effect that, as of the date of our Board's determination, the cash consideration of $0.41 per share to be received pursuant to the merger by the stockholders of RockShox is fair from a financial point of view to all non-insider stockholders. Duff & Phelps's opinion is subject to the assumptions, limitations and qualifications set forth in its written opinion, which is attached as Annex C to the enclosed information
                                            --------
statement.

     Please read the attached information statement for information about the merger and the related transactions. The proposed merger requires approval by a majority of the voting power of all outstanding shares of RockShox. We are not asking you to vote on the merger or the merger agreement. Ten stockholders, who together own 56.3% of our outstanding stock, have acted by written consent and voted their shares of RockShox stock in favor of the adoption of the merger agreement and approval of the merger. This action by written consent is sufficient for the stockholders of RockShox to adopt the merger agreement and approve the merger without the vote of any other stockholder of RockShox. Accordingly, your approval is not required and is not being sought. We expect to complete the merger on March __, 2002.

     Please do not send in your share certificates at this time. Promptly after the merger is completed, you will receive a letter of transmittal for that purpose.

     We appreciate your support.

Sincerely,


          Stephen W. Simons                          Bryan L. Kelln
        CHAIRMAN OF THE BOARD              PRESIDENT AND CHIEF EXECUTIVE OFFICER


     Information statement dated February __, 2002 and first mailed to stockholders on or about February __, 2002.

                                 ROCKSHOX, INC.
                          1610 GARDEN OF THE GODS ROAD
                           COLORADO SPRINGS, CO  80907

                         ------------------------------
                              INFORMATION STATEMENT
                         ------------------------------

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     This information statement is being furnished to the holders of common stock, $0.01 par value, of RockShox in connection with the proposed acquisition of RockShox by SRAM Corporation. The acquisition will be effected by the merger of a wholly-owned subsidiary of SRAM with RockShox pursuant to an Agreement and Plan of Merger dated as of February 19, 2002 among RockShox, SRAM and the merger subsidiary, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of February 22, 2002.

     Under the merger agreement, at the effective time of the merger, each outstanding share of RockShox common stock, except those shares as to which appraisal rights have been properly exercised, will be converted into the right to receive $0.41 in cash. Upon completion of our merger each outstanding share of RockShox common stock, excluding shares as to which appraisal rights have been properly exercised, will be converted into the right to receive the $0.41 per share cash price.

     The proposed merger requires approval by a majority of the voting power of all outstanding shares of RockShox stock. We are not asking you to vote on the merger or the merger agreement. Ten stockholders of RockShox, who together own shares representing approximately 56.3% of the outstanding voting stock of RockShox, have acted by written consent and voted their shares of RockShox stock in favor of the adoption of the merger agreement and approval of the merger. This action by written consent is sufficient to ensure that a majority of the stockholders of RockShox adopt the merger agreement and approve the merger without the vote of any other stockholder of RockShox. Accordingly, your approval is not required and is not being sought. We expect to complete the merger on March __, 2002.


                         ------------------------------

                                        TABLE OF CONTENTS

                                                                                               Page

QUESTIONS AND ANSWERS ABOUT THE MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
   The Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
   The Companies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
   Reasons for the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
   Interests of Executive Officers and Directors in the Merger; Potential Conflicts of Interest    3
   Legal Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
   Consideration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
   Stockholder Vote Required to Approve the Merger and Adopt the Merger Agreement . . . . . . .    3
   Opinion of Financial Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
   Conditions to the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
   Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
   Material U.S. Federal Income Tax Consequences of the Merger. . . . . . . . . . . . . . . . .    5
   Appraisal Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
   Relationship with Requisite Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . .    5
THE MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .    6
   General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
   Background of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
   Opinion of Financial Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
   Fee Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
MERGER AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .   15
   Completion of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
   Merger Consideration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
   Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
   Surrender of Certificates and Payment Procedures . . . . . . . . . . . . . . . . . . . . . .   15
   Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
   Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
   Interim Financing from SRAM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
   Conditions to the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
   Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
   Certain Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
   Release by SRAM and RockShox . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
   Specific Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
   Other Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
CONSENT AND VOTING AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .   24
   Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
   Irrevocable Proxy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
   Transfer Restrictions; No Solicitation by Requisite Stockholders . . . . . . . . . . . . . .   25
   Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
   Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
BUSINESS AND FINANCIAL INFORMATION OF ROCKSHOX . . . . . . . . . . . . . . . . . . . . . . .. .   26
TRANSACTIONS WITH CERTAIN EMPLOYEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .   26
INTERESTS OF EXECUTIVE OFFICERS AND DIRECTORS; POTENTIAL CONFLICTS OF INTEREST . . . . . . . .    26
   Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
   RockShox Employment and Other Agreements . . . . . . . . . . . . . . . . . . . . . . . . . .   27
   Indemnification; Directors' and Officers' Insurance. . . . . . . . . . . . . . . . . . . . .   27
   Certain Estimates Provided to SRAM . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES . . . . . . . . . . . . . . . . . . .. .   29


                                        1

APPRAISAL RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .   30
SECURITY OWNERSHIP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .   32
   Security Ownership of Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
   Security Ownership of Certain Beneficial Owners. . . . . . . . . . . . . . . . . . . . . . .   33
WHERE YOU CAN FIND MORE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .   34
ANNEX A - AGREEMENT AND PLAN OF MERGER AND AMENDMENT NO. 1 . . . . . . . . . . . . . . . . . . . A-1
ANNEX B - FORM OF CONSENT AND VOTING AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . B-1
ANNEX C - FAIRNESS OPINION OF FINANCIAL ADVISOR. . . . . . . . . . . . . . . . . . . . . . . . . C-1
ANNEX D - SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE. . . . . . . .. .  D-1
ANNEX E - ROCKSHOX ANNUAL REPORT ON FORM 10-K/A. . . . . . . . . . . . . . . . . . . . . . .. .  E-1
ANNEX F - ROCKSHOX PROXY STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .  F-1
ANNEX G - ROCKSHOX QUARTERLY REPORTS ON FORM 10-Q. . . . . . . . . . . . . . . . . . . . . .. .  G-1

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:   WHAT  TRANSACTION  IS  BEING  PROPOSED?

A: We are proposing the acquisition of RockShox by SRAM Corporation for $0.41 cash per share through the merger of a wholly-owned subsidiary of SRAM with RockShox.

Q:   WHAT  IS  THE  REASON  FOR  THE  MERGER?

A: Our Board believes that the merger is fair to and in the best interests of RockShox and its stockholders. Important factors in our Board's determination included the opinion of Duff & Phelps, LLC, its financial advisor, the scope of RockShox management's search for a buyer for the business, and the results of the competitive bidding process that developed for the sale of RockShox.

Q:   WHAT  WILL  I  RECEIVE  IN  THE  MERGER?

A: After the merger is completed, you will be entitled to receive $0.41 in cash in exchange for each of your shares of RockShox stock.

Q:   ARE  THERE  SIGNIFICANT  CONDITIONS  TO  THE  CLOSING  OF  THE  MERGER?

A: Completion of the merger is dependent on the satisfaction or waiver of several conditions.

Q: WHAT VOTE OF STOCKHOLDERS IS REQUIRED TO APPROVE THE MERGER AND ADOPT THE MERGER AGREEMENT?

A: Approval of the merger and adoption of the merger agreement requires approval by a majority of the voting power of all outstanding shares of RockShox. Ten stockholders, who together own 56.3% of our outstanding stock, have acted by written consent and voted all of their RockShox shares in favor of the adoption of the merger agreement and the approval of the merger. This action by written consent will be sufficient to obtain the stockholder vote necessary to adopt the merger agreement and approve the merger without the approval of any other stockholder of RockShox. Therefore, your vote is not required and is not being sought.

Q:   SHOULD  I  SEND  IN  MY  STOCK  CERTIFICATES  NOW?

A: No. Promptly after the merger is completed, you will receive a letter of transmittal for use in surrendering your stock certificates and obtaining payment for your shares.

Q:   DO  I  HAVE  APPRAISAL  RIGHTS?

A: Yes. If you so choose, you will be entitled to exercise appraisal rights upon completion of the merger so long as you take all the steps required to perfect your rights under Delaware law. These steps are described under "Appraisal Rights" in this information statement.

Q:   WHEN  WILL  THE  MERGER  BE  COMPLETED?

A: We are working towards completing the merger as quickly as possible. In addition to stockholder approval, we may also be required to obtain certain regulatory approvals. We expect to complete the merger on March __, 2002.

Q:   WHOM  DO  I  CALL  IF  I  HAVE  QUESTIONS  ABOUT  THE  MERGER?

A: If you have any questions, require assistance, or need additional copies of this information statement or other related materials, please call our investor relations department at (719) 278-2998.

                                    SUMMARY

     This summary highlights selected information from this document. It may not contain all of the information that is important to you. To better understand the merger and the related documents and for a more complete description of the legal terms of the merger, you should carefully read this information statement and the documents to which we refer you that are annexed to this information statement. For more information about RockShox, see "Business and Financial Information of RockShox" on page 26. Additional information about RockShox has been filed with the SEC and is available as described under "Where You Can Find More Information" on page 34.

The  Merger

     This information statement relates to the acquisition of RockShox by SRAM for $0.41 in cash per share of RockShox stock, through the merger of a wholly-owned subsidiary of SRAM with RockShox.

The  Companies

                                 RockShox, Inc.
                          1610 Garden of the Gods Road
                           Colorado Springs, CO 80907
                                 (719) 278-7469

     RockShox is a worldwide leader in the design, manufacture and marketing of high performance bicycle suspension products. The company's suspension products enhance riding performance and comfort by mitigating the impact of rough terrain and by providing better wheel contact with the riding surface. RockShox, which currently manufactures front suspension forks, rear shocks and suspension seatposts for mountain bikes, has combined technical innovation with high quality products and creative marketing to establish one of the most widely recognized brand names in the bicycle industry. For the 2001 model year, we offered 17 front suspension forks, four rear shocks and two suspension seat posts. RockShox's common stock is quoted on the OTCBB under the symbol "RSHX."

                                SRAM Corporation
                          1333 N. Kingsbury, 4th Floor
                                Chicago, IL 60622
                                 (312) 664-8800

     SRAM is a leading manufacturer of components for road and mountain bikes, including specialized handlebars, shifters, derailleurs, brakes and brake levers, chains and gear hubs. Since 1987, SRAM has been an innovator and advocate to the sport of bicycling, developing and enhancing the usability of everything from shifters to derailleurs to cassettes. SRAM was founded in 1987 in Chicago and is dedicated to a core philosophy of making bicycling better, safer and more fun. SRAM is privately owned and its common stock does not trade on any stock exchange, Nasdaq or OTCBB.

     Background of the Merger (See Page 6).

     The RockShox Board believes that the proposed merger is fair to and in the best interests of RockShox and its stockholders. The RockShox Board unanimously:

- approved the form, terms and provisions of the merger and the merger agreement;

- determined that the merger, and the consideration to be paid, is fair to and in the best interests of RockShox and its public stockholders;

-    approved  and  declared  the merger and the merger agreement advisable; and

- recommended that RockShox's stockholders approve and adopt the merger and the merger agreement.

     Important factors in the our Board's determination included the recommendation by Duff & Phelps, LLC, its financial advisor, the scope of RockShox management's search for a buyer for the business, and the results of the competitive bidding process that developed for the sale of RockShox.

Interests of Executive Officers and Directors in the Merger; Potential Conflicts of Interest (See Page 26)

     You should be aware that a number of RockShox officers have interests in the merger that are different from, or in addition to, yours. As a result of the merger, certain of our executive officers will receive, in the aggregate, $650,000 in payments under the plans, awards and agreements described under "Interests of Executive Officers and Directors; Potential Conflicts of Interest." The RockShox Board was aware of these interests and considered them, among other matters, in approving the merger, the merger agreement and the transactions contemplated by the merger agreement.

Legal Documents (See Annexes A and B)

     The merger agreement, as amended, and the form of related consent and voting agreement are attached as Annex A and Annex B to this information
                                      --------       -------
statement. We encourage you to read these agreements as they are the legal documents that govern the merger.

Consideration  (See  Page  14)

     In the merger, each share of RockShox common stock outstanding immediately prior to the completion of the merger, except for shares as to which appraisal rights have been properly exercised, will be exchanged for $0.41 in cash.

Stockholder  Vote  Required to Approve the Merger and Adopt the Merger Agreement

     Approval of the merger and adoption of the merger agreement requires approval by a majority of the voting power of all outstanding shares of RockShox common stock. Ten stockholders, including current or former directors, officers or affiliates of the company and others who are otherwise associated or related to or advised by such persons, and who together hold a majority of our outstanding stock, have entered into a voting agreement with SRAM with respect to the merger. As required by that agreement, those ten stockholders have voted by written consent all of their RockShox shares in favor of the approval of the merger and adoption of the merger agreement. To ensure compliance with its obligations under the voting agreement, those ten stockholders have granted SRAM a proxy with respect to their respective RockShox shares, which proxy is generally irrevocable (subject to no material changes being made in the merger agreement). The approval by written consent is the only approval from RockShox stockholders required to approve the merger and adopt the merger agreement.

Opinion  of  Financial  Advisor  (See  Page  9)

     In making its determination with respect to the merger and the merger agreement, the RockShox Board relied upon, among other factors, the opinion of Duff & Phelps, LLC, its financial advisor. The RockShox Board received a written opinion dated February 19, 2002 from Duff & Phelps to the effect that the cash consideration to be received by RockShox stockholders is fair from a financial point of view to non-insider stockholders. The opinion, which is attached as Annex C to this information statement, sets forth assumptions made, matters
--------
considered and limitations on the review undertaken in connection with the opinion.

Conditions to the Merger (See Page 22)

     The obligation of RockShox and SRAM to complete the merger is subject to the following conditions:

     - approval and adoption of the merger agreement by RockShox's stockholders (which has been accomplished by the written consent of holders of a majority of RockShox's common stock);

     - no federal, state or foreign statute, rule, regulation, executive order, decree or injunction makes illegal or otherwise prohibits consummation of the merger or the transactions contemplated by the merger agreement;

     - accuracy of the representations and warranties made by the other party to the extent specified in the merger agreement; and

     - performance in all material respects by the other party of the obligations required to be performed under the merger agreement at or prior to closing.

     SRAM's obligation to complete the merger is also subject to the additional conditions that:

     - receipt of all required consents and approvals of government entities, except for consents and approvals which, if not received, would not have a material adverse effect on RockShox or SRAM;

     - no litigation by or before any governmental authority that seeks to challenge or prevent the merger, prohibit or limit ownership or operation of RockShox or its subsidiaries, or limit SRAM's ability to hold or exercise rights of ownership of RockShox common stock, or that seeks damages from Sram Acquisition Corporation or its affiliates in excess of $25,000 related to the merger or related transactions; and

     - termination of the registration rights agreement currently in effect between RockShox and certain of its stockholders.

Termination  (See  Page  22)

     RockShox and SRAM may mutually agree, at any time prior to the completion of the merger, to terminate the merger agreement. In addition, either RockShox or SRAM may terminate the merger agreement if:

     - the merger has not been completed by April 30, 2002, which date will be automatically extended to June 30, 2002 under certain circumstances. Neither RockShox nor SRAM may terminate the merger agreement on this basis, however, if its breach of the merger agreement results in the merger not being completed by this date;

     - there is a permanent legal prohibition, including a final and non-appealable court order or injunction, to the completion of the merger, except that RockShox may not terminate on this ground if it owes funds to SRAM under the loan described in "-Interim Financing from SRAM" on page 21; or

     - events have occurred which make it impossible for the non-terminating party to satisfy, by April 30, 2002 (or June 30, 2002, as applicable) a condition to the terminating party's obligations to complete the merger.

     SRAM  may  terminate  the  merger  agreement  if:

     - RockShox fails to perform in any material respect any obligation to be performed under the merger agreement, or breaches any of its representations and warranties under the merger agreement, in each case, such that SRAM's conditions to closing relating to the failure or breach cannot be satisfied, and the failure or breach is not cured within five days of notice from SRAM; or

     - the merger agreement is not approved and adopted in accordance with Delaware law by RockShox's stockholders (which has been accomplished by the written consent of holders of a majority of RockShox's common stock).

     RockShox may terminate the merger agreement if SRAM fails to perform in any material respect any obligation to be performed under the merger agreement, or breaches any of its representations and warranties under the merger agreement, in each case, such that RockShox's conditions to closing relating to the failure or breach cannot be satisfied, and the failure or breach is not cured within five days of notice from RockShox, except that RockShox may not terminate on this ground if it owes funds to SRAM under the loan described in "Merger Agreement-Interim Financing from SRAM" on page 21.

Material  U.S.  Federal  Income  Tax  Consequences  of  the Merger (See Page 29)

     The receipt by a RockShox stockholder of cash for RockShox shares will be a taxable transaction for United States federal income tax purposes. A RockShox stockholder generally will recognize gain or loss in an amount equal to the difference between the cash received by the stockholder and the stockholder's tax basis in the RockShox shares surrendered in the merger. That gain or loss will be a capital gain or loss if the RockShox shares are held as a capital asset by the stockholder. Because the tax consequences of the merger may vary depending upon your particular circumstances, we recommend that you consult with your tax advisor regarding the tax consequences of the merger.

Appraisal  Rights  (See  Page  30)

     You will be entitled to appraisal rights under Section 262 of the Delaware General Corporation Law in connection with the merger so long as you take all steps necessary to perfect those rights. Section 262 is reprinted in its entirety as Annex D to this information statement.
              --------

     You should not take any action at this time to exercise your appraisal rights. We will send you a notice of appraisal rights at a later date that will describe the timing of any action you will be required to take to exercise your appraisal rights.

Relationship  with  Requisite  Stockholders

     Ten of our stockholders have entered into a voting agreement with SRAM and have acted by written consent to vote their respective RockShox shares in favor of the adoption of our merger agreement with SRAM and approval of our merger with SRAM. These stockholders include current or former directors, officers or affiliates of the company and others who are otherwise associated or related to or advised by such persons. Approval of any other RockShox stockholder will not be required or sought in connection with the merger.

                                   THE MERGER

General

     The RockShox Board is using this information statement to inform RockShox's public stockholders about the proposed acquisition of RockShox by SRAM and the related transactions. The RockShox Board has unanimously approved the merger and the merger agreement.

     The proposed acquisition will occur pursuant to the Agreement and Plan of Merger dated as of February 19, 2002 among RockShox, SRAM and Sram Acquisition Corporation, a wholly-owned subsidiary of SRAM, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of February 22, 2002. We refer to this agreement as the "merger agreement" in this information statement. Under the merger agreement, RockShox will merge with Sram Acquisition Corporation and all outstanding shares of RockShox, other than those as to which appraisal rights have been properly exercised, will at the effective time of the merger be converted into the right to receive $0.41 in cash per share. The separate existence of the merger subsidiary will cease and RockShox will become a wholly owned subsidiary of SRAM.

     A group of ten stockholders has acted by written consent and voted their respective RockShox shares in favor of the approval and adoption of the merger agreement and approval of the merger. We sometimes refer to these stockholders as the "requisite stockholders" in this information statement. Since these ten stockholders hold approximately 56.3% of the outstanding voting stock of RockShox and the favorable vote of a majority of the outstanding shares of RockShox stock is required for stockholder approval and adoption of the merger agreement and the merger, no approval by the RockShox public stockholders is required or will be sought. The obligations of these ten stockholders to vote in favor of the merger agreement, and against any competing proposals or transactions, is set forth in the consent and voting agreement which is described in "Consent and Voting Agreement." The form of consent and voting agreement  is  attached  as  Annex  B  to  this  information  statement.
                             --------

Background  of  the  Merger

     During the fourth quarter of fiscal 2000 and the first quarter of fiscal 2001, RockShox's management and Board of Directors, with the assistance of its financial and legal advisors, considered a wide range of strategic alternatives to restructure RockShox with a view toward maximizing value to RockShox's stockholders. These discussions arose primarily as a result of the following:

     - Labor and real estate costs in San Jose, California, where RockShox was based, had become cost prohibitive to profitably operating the business;

     - Annual sales had declined by more than $30 million from their peak of $106 million in 1997;

     - The then-existing physical infrastructure and staffing levels of RockShox were too large and costly to appropriately support the company's declining business and revenue base;

     - Profitability had declined significantly - the company posted net operating losses of $11.6 million for the fiscal 2000 period; and

     - RockShox's cash reserves had been consumed, and the company was beginning to rely more heavily on third-party credit, both from vendors and a bank line of credit.

     RockShox's Board and management assessed the company's business environment and came to the conclusion that, in order to return the business to profitability, significant changes in the company were required. In the spring of 2000, the Board approved management's plan to restructure the company and to move it to Colorado Springs, Colorado.

     - During the spring and summer of 2000, two of three operations in San Jose were closed and consolidated into a single facility in Colorado Springs.

     - Actions were taken to significantly reduce costs throughout the business, including but not limited to a reduction in head count.

     - Later, in the spring of 2001, the manufacturing and logistics operations were also moved to Colorado Springs.

     The combined one-time cash costs associated with restructuring the business were approximately $4 million. The cost reduction enabled by these expenditures became effective almost immediately.

     Despite these steps, the company continued to endure both net losses and less than anticipated cash flow.

     In the fall of 2000, RockShox recognized the need to issue a significant product recall. This recall was issued in early October, and the company spent most of the third quarter dealing with the implications of the recall. The total cash consumption of executing this recall was approximately $2 million.

     RockShox's auditors wrote a "going concern" qualification in their audit report for the company's 2001 financial statements.

     Beginning with the spring of 2001, the global bicycle market encountered a number of negative factors:

     - Globally, demand for mountain bikes declined, reflecting weakening economic conditions. More recent events associated with the World Trade Center disaster and the ensuing decline in consumer purchasing behavior have made things worse.

     - Weather conditions in key mountain bike markets both in the US and in Europe experienced very poor spring and summer weather in 2001, further dampening consumer demand.

     - In the United Kingdom, the hoof and mouth disease epidemic prohibited off-road riding, and, therefore, reducing interest in mountain biking.

     - As a result of depressed sales, bicycle companies around the world pushed out and/or cancelled their spring and summer manufacturing plans for bicycles. Retailers and bicycle companies spent much of the spring and summer liquidating previous year's inventory.

     - Further adding to the uncertainty, two major bicycle companies declared bankruptcy, putting approximately 20% of the world's mountain bike sales into doubt; many suppliers lost considerable money due to these events.

     - Several other companies in the bicycle industry have become financially distressed, and retrenching and cutbacks are prevalent industry-wide.

     The end result for RockShox was that during the first three quarters of fiscal 2002, sales were down from $55.9 million in the first nine months of fiscal 2001 to an estimated $42.2 million in the first nine months of fiscal 2002. Although the company's business plan had called for flat sales, actual sales decreased $13.7 million, or 25%.

     As RockShox entered the third quarter of fiscal 2002, the outlook on cash flow became problematic. RockShox had spent approximately $6 million of its cash implementing the product recall and restructuring the business to achieve profitability, but expected sales did not materialize.

     Additionally, RockShox was beset by two patent infringement lawsuits, for which the settlement costs and associated legal and other fees and expenses totaled approximately $2 million over the two-year period ending with the fourth quarter of fiscal 2002.

     It became apparent that the continuing lack of cash would be troublesome. In addition, the company's reliance on vendor trade credit and bank financing was problematic. With lower sales, RockShox could neither meet vendor payment terms nor generate sufficient receivables necessary to fully utilize its line of credit, upon which its borrowing capability is based. The company was faced with a severe lack of liquidity.

     The Board of Directors had several conversations beginning in the summer of 2001 and continuing through the winter of 2001-2002 to discuss strategic alternatives. The context of the conversations increasingly became such that, while most board members thought the long term business was a desirable one, the liquidity needs and lack of profitability of RockShox over the coming several months presented increasing risk.

     From July 2001 through February 2002, RockShox's availability under its line of credit became constrained because of the low level of receivables, and the company's lenders and key suppliers grew nervous regarding the going concern audit opinion and their outstanding loan or payable balances due from RockShox. When these factors became combined with the continued uncertainty in the marketplace, the Board began to explore further strategic alternatives. Specifically, the Board discussed, considered and approached:

     - Several financial institutions, and explored alternative debt structures. Board members and RockShox's CFO conducted these conversations. It was clear that without additional capital investment from stockholders, and without significant equity dilution, other financial institutions were not interested in taking on the risk. RockShox's significant foreign receivables and unique inventory with limited alternative uses likely contributed to the financial institutions' decision. The company's largest stockholders were not prepared to increase their investment in the company.

     - Direct competitors, with the intent of merging with one. This strategic alternative would improve earnings, but might not solve the liquidity challenge. Multiple conversations took place between board members and RockShox's CEO with competitors. There was some interest among one competitor, but the discussions did not make material progress in bringing the two groups together.

     - Several financial institutions that might have an interest in purchasing the business. A number of board members and the CEO conducted these conversations, but due to the weak financing markets, a challenging financial outlook for the company and the turmoil in the bicycle industry generally, there was limited interest.

     - Multiple complementary companies which might be interested and/or which had shown an interest in the past. Several conversations took place with four such entities: two expressed interest, one expressed mild interest, and one expressed no interest. SRAM Corporation expressed a strong interest.

     After signing confidentiality agreements, SRAM conducted multiple interviews with RockShox management. Together with its accounting, legal and environmental counsel, SRAM also conducted due diligence on the company.

     While this due diligence was underway, and with an expectation of SRAM's potential bid, numerous final efforts were effected by the RockShox Board and management during the months of December, January and early February to seek out other interested parties.

     Ultimately, one other interested party emerged. Some due diligence was conducted by this party and negotiations ensued. From approximately February 4 through February 14, multiple offers were presented and negotiated with each of the interested entities, including SRAM. A competitive bidding situation resulted in which the offer increased from an initial amount of $0.275 per share up to $0.41 per share in cash to stockholders. During this period, RockShox's board members were in frequent contact with one another considering the elements of the various proposals. After a back-and-forth bidding period with both entities, the Board determined SRAM's ultimate offer to be the superior proposal. SRAM was selected on the basis of overall superior economics to stockholders and the smaller number of contingencies in their proposal relative to the other bid. This offer included $0.41 in cash per share to stockholders, and an agreement by SRAM to loan $2 million to RockShox before closing to fund the company's operations.

     RockShox board members and management met with legal counsel, seeking outside advice as to the appropriateness of the proposed deal terms. Beginning as early as August, 2001, RockShox had engaged its primary outside legal counsel, the firm of Holme Roberts and Owen LLP (HRO), to advise the Board regarding the potential sale of the company. Further, seeking to ensure that they were maximizing stockholder value, the RockShox Board sought a third party "Fairness Opinion" on the transaction. On February 6, 2002, the firm engaged Duff & Phelps, LLC to conduct an independent evaluation of the sale of the business.

     There was continuous dialogue between RockShox and HRO from August 2001 to February 2002 regarding the potential sale and the terms of the various proposals. HRO also assisted the Board, CEO and CFO of RockShox in drafting, negotiating and reviewing the merger agreement and voting agreement. Negotiations of the merger agreement and voting agreement occurred both during the competitive bidding period, and after RockShox's Board had voted to accept SRAM's proposal. Negotiations intensified during the period from February 15 through February 19 and involved representatives from RockShox, HRO, SRAM and Kirkland & Ellis, SRAM's legal counsel.

     On February 18, 2002, RockShox's Board of Directors met to consider the final merger agreement. They determined that the merger is fair to, and in the best interests of, RockShox's stockholders, and voted to approve the merger agreement and recommend that the stockholders approve and adopt the merger agreement. They also approved the terms of the interim financing from SRAM of up to $2 million, and the cancellation of the company's stock option plans. RockShox and SRAM signed the merger agreement late the next day, and SRAM and ten of our stockholders signed the voting agreement. Press releases announcing the transaction were issued by RockShox and SRAM on February 20.

     After signing, RockShox and SRAM decided to amend the merger agreement's provisions on interim financing and alternative acquisition proposals. The amendment:

- removed all conditions to the interim financing by SRAM, except for delivery of the majority written consent approving the merger by ten of our stockholders;

- deleted provisions authorizing (during the week after execution of the merger agreement) RockShox's Board to negotiate with third parties who presented a superior acquisition proposal; and

- eliminated the termination fee payable by RockShox to SRAM in the event RockShox terminated the merger agreement and accepted a superior acquisition proposal, during such one-week period.

     On February 22, 2002, RockShox and SRAM signed Amendment No. 1 to the merger agreement. The majority written consent signed by the ten stockholders was delivered the same day. On February __, 2002, SRAM advanced the $2 million loan amount to RockShox.

Opinion  of  Financial  Advisor

     On February 6, 2002, RockShox retained Duff & Phelps, LLC to act as its financial advisor with respect to a possible business combination involving RockShox. As part of the engagement, the RockShox Board of Directors requested that Duff & Phelps consider whether the cash consideration to be received by RockShox's stockholders in the merger was fair from a financial point of view to non-insider stockholders. Neither RockShox management nor the Board placed any limitations upon Duff & Phelps with respect to the procedures followed or factors considered by Duff & Phelps in rendering its opinion.

     Duff & Phelps is one of the nation's leading independent specialty investment banking and financial advisory firms, possessing substantial experience in business valuations, financial opinions, merger and acquisition advisory services and transaction financing. Duff & Phelps performs nearly 500 engagements each year for clients ranging from small, privately held companies to large, publicly traded corporations. The RockShox Board retained Duff & Phelps to act as its financial advisor in connection with the merger because of Duff & Phelps's experience, national reputation and competitive price. Duff & Phelps has not performed any financial advisory services for either RockShox or SRAM in the past.

     At a meeting of the RockShox Board of Directors on February 18, 2002, Duff & Phelps rendered its oral opinion to the RockShox Board, subsequently confirmed in writing as of February 19, 2002, to the effect that, as of that date and based upon the assumptions made, matters considered and limits of their review, as set forth in their opinion, the cash consideration to be received by RockShox's stockholders in the merger is fair from a financial point of view to non-insider holders.

     The full text of Duff & Phelps's opinion, which sets forth material information relating to Duff & Phelps's conclusion that the cash consideration to be received by RockShox's stockholders pursuant to the merger was fair from a financial point of view to non-insider stockholders, including the assumptions made, matters considered and qualifications and limitations on the scope of review undertaken by Duff & Phelps, is attached as Annex C to this information
                                                     -------
statement and is incorporated by reference. This description of Duff & Phelps's opinion should be reviewed together with the full text of the opinion, and you are urged to read the opinion and consider it carefully. The following summary of Duff & Phelps's opinion is qualified in its entirety by reference to the full text of the opinion. Duff & Phelps has consented to the inclusion of its opinion in its entirety in this information statement.

     Duff & Phelps's opinion is addressed to the RockShox Board and evaluated only the fairness, from a financial point of view, of the cash consideration to be received by RockShox's non-insider stockholders pursuant to the merger. The terms of the merger, including the merger consideration, were determined through negotiations between SRAM, RockShox and the RockShox Board, and were not determined by Duff & Phelps. Duff & Phelps's opinion does not address the merits of the underlying decision to engage in the merger and does not constitute, nor should it be construed as, a recommendation to any stockholder as to how to vote on the merger or any matter related to the merger.

     In arriving at its opinion, Duff & Phelps, among other things:

     - reviewed certain publicly available business and financial information relating to RockShox that Duff & Phelps deemed to be relevant;

     - reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of RockShox;

     - conducted discussions with members of senior management of RockShox concerning the history, current operations and financial status, and future prospects, as well as the future outlook for the bicycle industry generally;

     - reviewed documentation related to the company's line of credit and liquidity issues;

     -    toured  the  company's  headquarters  in  Colorado  Springs, Colorado;

     - reviewed the market prices and valuation multiples for the RockShox shares and compared them with those of certain publicly traded companies that Duff & Phelps deemed to be relevant;

     - reviewed the results of operations of RockShox and compared them with those of certain publicly traded companies that Duff & Phelps deemed to be relevant;

     - compared the proposed financial terms of the merger with the financial terms of certain other transactions that Duff & Phelps deemed to be relevant;

     - reviewed and analyzed the terms of the various offers from SRAM and the other bidder;

     - reviewed a draft dated as of February 16, 2002 of the merger agreement between SRAM and RockShox; and

     - reviewed such other financial studies and analysis and took into account such other matters Duff & Phelps deemed necessary, including Duff & Phelps's assessment of general economic, market and monetary conditions.

     In preparing its opinion, Duff & Phelps has assumed and relied on the accuracy and completeness of all information supplied or otherwise made available, discussed with or reviewed by or for Duff & Phelps, or publicly available, and Duff & Phelps has not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of RockShox or been furnished with any such evaluation or appraisal. With respect to the financial forecast information furnished to or discussed with Duff & Phelps by RockShox, Duff & Phelps has assumed that they have been reasonably prepared and reflect the best currently available estimates and judgement of the RockShox's management as to the expected future financial performance of RockShox. Finally, Duff & Phelps assumed that the final form of the merger agreement and voting agreement are substantially similar to the last drafts reviewed by them. Duff & Phelps subsequently confirmed that the differences between the executed agreements and the drafts reviewed by them at the time it rendered its opinion would not have changed its opinion.

     Duff & Phelps's opinion was necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to Duff & Phelps as of February 19, 2002, the date of the opinion.

     SUMMARY OF ANALYSES

     In accordance with customary investment banking practice, Duff & Phelps employed generally accepted valuation methods in reaching its opinion. Duff & Phelps also examined RockShox's alternatives to the merger, including senior bank debt financing, convertible debt financing or a secondary offering of equity securities. Duff & Phelps concluded that these are not viable alternatives for RockShox at the present time. The following is a summary of the material financial and comparative analyses utilized by Duff & Phelps in arriving at its opinion. It does not purport to be a complete description of the presentation of Duff & Phelps to the RockShox Board or the analyses performed by Duff & Phelps. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth below, without considering the analyses as a whole, could create a misleading or an incomplete view of the process underlying Duff & Phelps's fairness opinion.

     In arriving at its fairness opinion, Duff & Phelps considered the results of all such analyses taken as a whole. Furthermore, in arriving at its fairness opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. No company or transaction used in the analyses as a comparison is identical to RockShox or the merger. The analyses were prepared solely for purposes of Duff & Phelps providing its opinion to the Board as to the fairness of the merger from a financial point of view, and do not purport to be appraisals or to necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses are based upon numerous factors or events beyond the control of RockShox, its advisors or any other person, and are inherently uncertain. Actual future results may be materially different from those forecasts.

     Discounted Cash Flow Analysis: Duff & Phelps performed a discounted cash flow analysis of the projected free cash flows of RockShox. Free cash flow is defined as cash that is available either to reinvest in new businesses or to distribute to securityholders in the form of dividends, stock buybacks, or debt service. RockShox management provided Duff & Phelps with financial projections, and Duff & Phelps informed the Board that Duff & Phelps considered such projections and consulted with RockShox management as part of its process of developing an independent estimate of the future free cash flows for RockShox. Duff & Phelps also projected the terminal value of RockShox's business over a ten-year period.

     The projected terminal value and free cash flows were discounted to the present at a rate that reflects the relative risk associated with these flows as well as the rates of return that securityholders could expect to realize on alternative investment opportunities. This analysis resulted in a value per share for RockShox common stock of approximately $0.15 to $0.25, with a mid-point value of $0.20. The Discounted Cash Flow Analysis assumed in all cases that RockShox would receive a significant capital infusion to remain as a going concern entity.

     Selected Comparable Publicly Traded Companies Analysis: Duff & Phelps compared certain financial and operating ratios for RockShox with the corresponding financial and operating ratios for a group of publicly traded companies engaged primarily in the recreational sporting equipment manufacturing industry that Duff & Phelps deemed to be comparable to RockShox because these companies are similar publicly traded companies. For the purpose of its analyses, the following companies were used as companies comparable to RockShox:

     -    Adams  Golf,  Inc.;

     -    Aldila,  Inc.;

     -    Callaway  Golf  Co.;

     -    Cannondale  Corporation;

     -    Coastcast  Corporation;

     -    Huffy  Corporation;

     -    K2,  Inc.;

     -    Oakley,  Inc.;

     -    Variflex,  Inc.;

     -    Giant  Manufacturing  (Japan);  and

     -    Shimano  (Japan).

     Duff & Phelps concluded that RockShox falls at or near the bottom of the comparable companies group in terms of size, sales growth, profitability and leveraging of capital structure. This analysis resulted in a value per share for RockShox common stock of approximately $0.00 to $0.30, with a mid-point value of $0.15.

     None of the comparable companies is, of course, identical to RockShox. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of such results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading volume of the comparable companies, as well as that of RockShox.

     Comparable Sale Transactions Analysis: Duff & Phelps reviewed 15 change-of-control sale transactions that have occurred in the recreational sporting equipment manufacturing industry since 1997. As a result of the limited number of transactions involving bicycle companies, transactions involving manufacturers of products such as golf equipment, inline skates and snowboarding equipment were also reviewed. The three transactions found to be the most relevant were as follows:

     -    Acquisition  of  Ride,  Inc.  by  K2,  Inc.  in  July  1999;

     - Acquisition of Mongoose Bicycles (a division of Bell Sports Corp.) by Brunswick Corporation in April 1997; and

     -    Acquisition  of  First Team Sports by Gen-X Sports, Inc. in July 2001.

     Duff & Phelps concluded that the Comparable Transactions Analysis was of limited use, since little public information was available about many of the transactions reviewed. This analysis resulted in a value per share for RockShox common stock of approximately $0.10 to $0.30, with a mid-point value of $0.20.

     No company utilized in the selected comparable transaction analysis is identical to RockShox nor is any transaction identical to the contemplated transaction between RockShox and SRAM. An analysis of the results therefore requires complex considerations and judgments regarding the financial and operating characteristics of RockShox and the companies involved in the comparable transactions, as well as other facts that could affect their publicly-traded and/or transaction values. The numerical results are not in themselves meaningful in analyzing the contemplated transaction as compared to comparable transactions.

     Liquidation Analysis: This method of analysis attempts to calculate the proceeds available to equity holders after the repayment of outstanding debt, assuming the liquidation of the company's assets. Duff & Phelps did not conduct or obtain an independent valuation or appraisal of RockShox's assets or liabilities. This analysis resulted in a value per share for RockShox common stock of approximately $0.00 to $0.25.

     Premium Analysis: Duff & Phelps reviewed the transaction premiums paid over market price for transactions occurring from 1997 through 2001, for classes of transactions ranging in size from under $25 million to over $500 million. Duff & Phelps concluded that the median transaction premium for transactions with a purchase price of $25 million or less was 56.3% for 2001 and 42.3% for the five-year period from 1997 through 2001. However, Duff & Phelps did not rely on the Premium Analysis in valuing RockShox due to the following factors:

     -    The  company's  current  liquidity  crisis;

     -    Thin  trading  in  the  company's  common  stock;

     -    Lack  of  investment  banking  analyst  coverage;  and

     - Likelihood that RockShox's market price as of the date Duff & Phelps completed its analysis may not have reflected the true economic value of the common stock nor incorporated the most recent business and financial information about the company.

     CONCLUSION

     Using these valuation methods, Duff & Phelps determined a range of per share value for RockShox's common stock of $0.10 to $0.30, with a mid-point value of $0.20. Duff & Phelps concluded that the merger with SRAM is fair to RockShox's public common stockholders from a financial point of view.

     The foregoing summary is qualified by reference to the written opinion dated as of February 19, 2002 of Duff & Phelps, which is attached as Annex C to
                                                                      -------
this  information  statement.

Fee  Arrangements

     Duff & Phelps was retained by the RockShox Board of Directors under an engagement letter dated February 6, 2002. As compensation for its services as financial advisor to the Board in connection with the merger, RockShox agreed to pay Duff & Phelps a fixed fee upon rendering its opinion. No portion of the fee paid to Duff & Phelps was contingent upon the conclusion reached in its opinion. In addition, RockShox agreed to reimburse Duff & Phelps for its reasonable out-of-pocket expenses and to indemnify Duff & Phelps against certain liabilities, including liabilities under the federal securities laws, relating to, arising out of, or in connection with its engagement. Under the terms of the engagement letter, RockShox paid $45,000 to Duff & Phelps upon execution of the engagement letter, with a further payment of $45,000, plus out-of-pocket expenses incurred, when Duff & Phelps delivered its written opinion to the Board. Neither RockShox nor SRAM has paid Duff & Phelps any other compensation during the past two years, and no further compensation is contemplated.

Furthermore, neither RockShox nor SRAM has had any other relationship at any time with Duff & Phelps, and neither RockShox nor SRAM has agreed to engage Duff & Phelps to provide any services in the future.

                                MERGER AGREEMENT

     The following is a summary of the material terms of the merger agreement and is qualified by reference to the complete text of the merger agreement and the amendment thereto, which are incorporated by reference and attached as Annex
                                                                           -----
A  to  this  information  statement.
-

Completion  of  the  Merger

     As soon as practicable after all of the conditions set forth in the merger agreement have been satisfied or waived, the parties will file a certificate of merger with the Secretary of State of the State of Delaware. The merger will be completed at the time the certificate is filed or, if later, at the time specified in the certificate.

Merger  Consideration

     The merger agreement provides that each share of RockShox common stock outstanding immediately prior to the completion of the merger (other than shares as to which appraisal rights have been properly exercised), will, at the completion of the merger, be converted into the right to receive $0.41 per share in cash, without interest. However, shares of RockShox held as treasury shares will be cancelled without any payment for those shares.

Stock  Options

     At or immediately prior to the completion of the merger, each option, whether or not vested or exercisable, will be cancelled. RockShox will pay each holder of vested options an amount in cash per option, subject to any required withholding taxes, determined by multiplying the excess, if any, of $0.41 over the applicable exercise price of such option by the number of shares to which such option relates. No outstanding options have an exercise price that is equal to or less than $0.41 per share.

Surrender  of  Certificates  and  Payment  Procedures

     An exchange agent will be appointed to handle the exchange of your share certificates for the merger consideration. Promptly after the merger, the exchange agent will send you a letter of transmittal and instructions explaining how to surrender your share certificates. If you surrender your certificates to the exchange agent, together with a properly completed letter of transmittal, and all other documents the exchange agent may reasonably require, you will receive the appropriate merger consideration subject to any required withholding taxes. Until surrendered in accordance with the foregoing instructions, each certificate formerly representing shares of RockShox, other than shares as to which appraisal rights have been properly exercised, will only represent the right to receive the merger consideration. No interest will be paid or will accrue on the merger consideration payable.

     At the completion of the merger, the stock transfer book of RockShox will be closed and there will be no further registration of transfers of shares. If certificates of shares are presented after the completion of the merger, they will be cancelled and exchanged for the right to receive the merger consideration.

Representations  and  Warranties

     RockShox has made certain representations and warranties to SRAM, subject to disclosure schedules and certain materiality thresholds. These include representations and warranties as to:

     -    organization  and  qualification;

     -    charter  documents  and  bylaws;

     -    capitalization;

     -    authority  to  execute  and  deliver  the  merger  agreement;

     -    company  subsidiaries;

     - no violation of charter documents, material agreements or law in connection with the merger;

     -    required  filings  and  consents;

     -    SEC  reports;

     -    financial  statements;

     -    undisclosed  liabilities;

     -    compliance  with  applicable  laws;

     -    absence  of  certain  changes  and  events;

     -    change  of  control;

     -    litigation;

     -    information  statement;

     -    benefit  plans;

     -    taxes;

     -    intellectual  property;

     -    licenses  and  permits;

     -    material  contracts;

     -    environmental  matters;

     -    brokers;

     -    company  board  recommendation  and  approval;

     - applicability of Delaware corporate law provisions restricting transactions with interested stockholders;

     -    requisite  stockholder  consent;

     -    related  party  transactions;

     -    title  to  and  condition  of  assets;

     -    real  property;

     -    labor  matters;

     -    insurance;

     -    major  customers  and  suppliers;

     -    company  expenses  in  connection  with  the  merger;  and

     -    opinion  of  financial  advisor.

     SRAM has made certain representations and warranties to RockShox, subject to disclosure schedules and certain materiality thresholds. These include representations and warranties as to:

     -    organization  and  qualification;

     -    subsidiaries;

     -    charter  documents  and  bylaws;

     -    authority  to  execute  and  deliver  the  merger  agreement;

     - no violation of charter documents, material agreements or law in connection with the merger;

     -    required  filings  and  consents;

     -    information  statement;

     -    ownership  of  the  merger  subsidiary;

     -    no  prior  activities;

     -    litigation;

     -    brokers;  and

     -    financial  capability.

     The representations and warranties contained in the merger agreement do not survive the completion of the merger or the termination of the merger agreement.

     We do not believe that the litigation described under "-Other Matters-Legal Proceedings" in this information statement is of the nature that would result in a breach of our representation and warranty relating to outstanding or threatened litigation.

Covenants

     RockShox and SRAM have agreed to certain covenants in the merger agreement. A description of the covenants follows:

     RockShox's  Interim  Operations

     RockShox has agreed that until the completion of the merger, RockShox and its subsidiaries will not, without the prior written consent of SRAM, do any of the following unless required by the merger agreement:

     - fail to use reasonable best efforts to preserve their current business organizations, goodwill and relationships with officers, employees, customers, suppliers, distributors and others having business dealings with them;

     - authorize for issuance, issue, deliver, sell or commit to issue, sell or deliver shares of its capital stock or derivatives except for issuances of common stock upon the exercise of options outstanding prior to the date of the merger agreement;

     - repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests;

     - sell, transfer or pledge, or agree to sell any equity interest in any of its subsidiaries or alter in any fashion the corporate structure or ownership of any of its subsidiaries;

     -    change  its  certificate  of  incorporation  or  bylaws;

     -    split,  combine  or  reclassify  any  shares  of  its  capital  stock,

     - declare or pay any dividends or other distribution on its capital stock;

     - agree to any increase in the compensation of, any current or former director, officer or employee except as expressly required under existing compensation agreements, enter into any new or amend any existing employment, severance or termination agreement with any current or former director, officer or employee of the company other than in the ordinary course of business, become obligated under any benefit plan that was not in existence prior to the date of the merger agreement or modify or terminate any plan or arrangement in existence on that date or pay any benefit not required by any plan or arrangement in effect on that date;

     - acquire or agree to acquire, any business, business entity or division thereof, other than purchases of inventory, supplies or equipment parts in the ordinary course of business;

     - sell, lease, license, mortgage, encumber or otherwise dispose of, or agree to sell, lease, license, mortgage, encumber or otherwise dispose of, any of its properties or assets, including intellectual property;

     - incur, assume or pre-pay any indebtedness for borrowed money or enter into any agreement to incur, assume or pre-pay any indebtedness for borrowed money, or guarantee, or agree to guarantee, any indebtedness of another person, or issue or sell, or agree to issue or sell, any debt securities or options, warrants or calls or rights to acquire any debt securities of the company or any of its subsidiaries, guarantee any debt securities of others, enter into any "keep well" or other agreement to maintain the financial condition of another person, or enter into any arrangement having the economic effect of any of the foregoing, other than borrowings made under the Company's existing credit agreement or under the interim financing from SRAM discussed in "-Interim Financing from SRAM" on page 21;

     - make or forgive any loans, advances or capital contributions to, guarantees for the benefit of, or investments in, any person or entity;

     - assume, guarantee or otherwise become liable or responsible for the obligations of any other person;

     -    liquidate,  dissolve,  merge,  consolidate  or  otherwise  reorganize;

     - enter into or amend any material contract or license agreement outside of the ordinary course of business or waive, release, or transfer any of its material rights or claims;

     - authorize or make any capital expenditures, except selected prior commitments, exceeding $100,000 in the aggregate;

     - fail to comply with all non-monetary obligations or to use reasonable best efforts to comply with all monetary obligations under material contracts and license agreements as they become due;

     - fail to maintain adequate insurance consistent with past practices or allow any insurance policy naming it as beneficiary or loss payee to be terminated without SRAM's prior written consent;

     - enter into, amend, modify or supplement any agreement or arrangement with any current or former officer, director, employee or other affiliate other than those expressly contemplated by the merger agreement;

     - establish or acquire any subsidiary (other than wholly owned subsidiaries) or any non-U.S. subsidiary;

     - amend, modify or waive any term of any outstanding security of the company;

     - fail to comply with the terms of all leases and agreements relating to real property, or fail to maintain real property in its current condition or to pay taxes, rents, assessments an insurance premiums related to its real property, in each case as required by any lease or agreement;

     - enter into any labor or collective bargaining agreement, memorandum or understanding, grievance settlement or any other agreement or commitment to any labor union;

     - settle or compromise any pending or threatened suit, claim or litigation, except in the ordinary course of business or with prior notice to SRAM;

     - change any of the accounting policies, practices or procedures used as of March 31, 2001, unless required as a result of a change in the law or in accounting principles;

     -    revalue  any  assets;

     - make or change any material tax election, make or change any tax accounting method, file any amended tax return or settle or compromise any tax liability;

     - pay, discharge or satisfy any claims, liabilities or obligations other than liabilities reserved against in the financial statements or incurred in the ordinary course of business;

     - take, or agree to take, any action that would make any representation or warranty in the merger agreement inaccurate or result in any of the conditions to the merger not being satisfied, or omit, or agree to omit, to take any action necessary to prevent any representation or warranty from being inaccurate or to prevent any condition from not being satisfied; or

     -    agree  or  commit  to  do  any  of  the  foregoing.

     No Solicitation By RockShox

     RockShox has agreed that it will not, and will not authorize or permit any of its subsidiaries, or their respective directors, officers, employees, investment bankers, attorneys, accountants or other advisors or representatives to directly or indirectly:

     - solicit, initiate, negotiate or encourage, or take any other action knowingly to facilitate any inquiry relating to or that could be reasonably likely to lead to an acquisition (which, for these purposes, involves the direct or indirect acquisition of assets constituting 10% or more of RockShox's total assets, or of 20% or more of any class of equity security of RockShox or its subsidiaries, any tender or exchange offer that would result in another person owning 20% or more of any class of equity security of RockShox or its subsidiaries, any merger or business combination of any kind), or

     - make any public announcement of an agreement, plan or intention to do any of the preceding except in connection with the merger.

     - enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish any person any information relating to, or otherwise cooperate with, any takeover proposal (other than a takeover proposal made by SRAM); RockShox has also agreed to immediately cease any existing activities, discussions and negotiations with any third party conducted prior to entering into the merger agreement with respect to any takeover proposal.

     We have agreed to notify SRAM immediately of any acquisition proposal or any communication in connection with a possible acquisition proposal.

     If we had received an unsolicited acquisition proposal before February 22, 2002, and our Board of Directors had determined that the proposal was more favorable to our stockholders than the merger described in this information statement, we were authorized by the merger agreement to:

     - disclose information about RockShox and our business to the proposing party, subject to a confidentiality agreement;

     - negotiate with the proposing party and make legally required disclosures to the stockholders about the unsolicited proposal;

     - withdraw or change the Board's recommendation to the stockholders concerning the merger agreement; and

     - make a "stop-look-and-listen" communication with respect to the superior proposal or the merger agreement in compliance with, Rule 14d-9 under the Securities Exchange Act of 1934.

     The amendment to the merger agreement deleted these provisions allowing us to consider superior acquisition proposals, in exchange for the removal of conditions to SRAM's agreement to provide interim financing. No alternative proposals were received by the Board before the amendment was signed.

     Indemnification and Insurance of RockShox Directors and Officers

     SRAM has agreed that it will cause RockShox, until the expiration of any applicable statutes of limitation, to indemnify, including the advancement of expenses, RockShox's present and former officers and directors in respect of acts or omissions occurring prior to or at the completion of the merger, to the fullest extent provided under RockShox's charter and bylaws.

     SRAM has also agreed to use commercially reasonable efforts, for six years after the merger, to provide those officers and directors with officers' and directors' liability insurance in respect of acts or omissions occurring prior to or at the completion of the merger on terms with respect to coverage and amount no less favorable than the existing policy, provided that neither SRAM nor the surviving corporation will be required to pay an aggregate annual premium in excess of 150% of the rate currently paid by RockShox.

     Additional RockShox Covenants

     We  have  agreed  to  the  following  additional  covenants:

     - to promptly prepare, file with the SEC, and mail to our stockholders, this information statement;

     - to give SRAM and its representatives access, upon reasonable notice during normal business hours, to our offices, facilities, books and records, and furnish information as is reasonably requested;

     - not to terminate, amend, modify or waive any confidentiality or standstill agreement to which we are a party and to fully enforce any such agreement;

     - to file on a timely basis all SEC reports we are required to file, which reports will comply with all material requirements of the SEC rules and regulations;

     - to comply with the requirements of Section 228 of the Delaware General Corporation Law relating to notice to non-voting stockholders; and

     -    to  provide  SRAM  with  monthly  consolidated  financial  statements.

     Mutual Covenants

     RockShox and SRAM have agreed:

     - to use their reasonable efforts to take all actions necessary, proper or advisable under applicable laws and regulations to complete the transactions contemplated by the merger agreement.

     - to cooperate in determining which filings must be made, and which consents, approvals, permits or approvals from governmental authorities or third parties must be obtained, to complete the merger;

     - to assist the other party in timely making all required filings and seeking required consents, and permit the other party to review or comment on, in advance, any proposed filing with governmental authorities;

     - to promptly notify each other of any communication from a third party about consents from that third party required to complete the merger, of any claim, action, event or other occurrence that may lead to a breach of the representations and warranties or a failure to complete the covenants of the merger agreement;

     - to consult with each other prior to issuing, and provide the other party with a copy of, any press release or other public statement about the merger;

     - to cooperate in any action required to terminate the registration and to delist the Company's common shares from Nasdaq or OTCBB after the merger is completed;

     - to give each other reasonable opportunity to participate in the defense of any stockholder litigation relating to the merger, which the Company will not settle without SRAM's consent, and to not cooperate with any third party opposing the merger; and

     - to cooperate in the preparation and filing of all tax returns and related documents regarding any real property, transfer, sales, use, stock transfer, recording, registration or other fees or taxes that are payable by the Company in connection with the merger and that can be filed before the merger is completed.

INTERIM  FINANCING  FROM  SRAM

     SRAM was required by the amended merger agreement to lend $2,000,000 to RockShox within two business days of delivery of the majority written consent of our ten stockholders approving the merger. These funds are to be used by RockShox as working capital until the closing of the merger. On February __, 2002, RockShox received the $2,000,000 from SRAM.

     The loan bears interest at a rate of 13% per annum until maturity and 15% per annum thereafter. Any loans actually made will mature only if the merger agreement is terminated before closing of the merger, or if a Chapter 11 bankruptcy case if filed involving RockShox or any of its subsidiaries.

Conditions  to  the  Merger

     Closing Conditions for Each Party

     The obligations of RockShox and SRAM to complete the merger are subject to the satisfaction or waiver of the following conditions:

     - approval and adoption of the merger agreement by RockShox's stockholders (which has been accomplished by the written consent of holders of a majority of RockShox's common stock);

     - no federal, state or foreign statute, rule, regulation, executive order, decree or injunction makes illegal or otherwise prohibits consummation of the merger or the transactions contemplated by the merger agreement;

     - accuracy of the representations and warranties made by the other party to the extent specified in the merger agreement; and

     - performance in all material respects by the other party of the obligations required to be performed under the merger agreement at or prior to closing.

     Additional Closing Conditions for SRAM's Benefit

     SRAM's obligation to complete the merger is subject to satisfaction or waiver of the following additional conditions:

     - receipt of all required consents and approvals of government entities, except for consents and approvals which, if not received, would not have a material adverse effect on RockShox or SRAM;

     - no litigation by or before any governmental authority that seeks to challenge or prevent the merger, prohibit or limit ownership or operation of RockShox or its subsidiaries, or limit SRAM's ability to hold or exercise rights of ownership of RockShox common stock, or that seeks damages from Sram Acquisition Corporation or its affiliates in excess of $25,000 related to the merger or related transactions; and

     - termination of the registration rights agreement dated October 2, 1996, currently in effect between RockShox and certain of its stockholders.

Termination

     RockShox and SRAM may mutually agree, at any time prior to the completion of the merger, to terminate the merger agreement. In addition, either RockShox or SRAM may terminate the merger agreement if:

     - the merger has not been completed by April 30, 2002, which date will be automatically extended to June 30, 2002 under certain circumstances. Neither RockShox nor SRAM may terminate the merger agreement on this basis, however, if its breach of the merger agreement results in the merger not being completed by this date;

     - there is a permanent legal prohibition, including a final and non-appealable court order or injunction, to the completion of the merger, except that RockShox may not terminate on this ground if it owes funds to SRAM under the loan described in "-Interim Financing from SRAM" on page 21; or

     - events have occurred which make it impossible for the non-terminating party to satisfy, by April 30, 2002 (or June 30, 2002, as applicable) a condition to the terminating party's obligations to complete the merger.

     SRAM may terminate the merger agreement if:

     - RockShox fails to perform in any material respect any obligation to be performed under the merger agreement, or breaches any of its representations and warranties under the merger agreement, in each case, such that SRAM's conditions to closing relating to the failure or breach cannot be satisfied, and the failure or breach is not cured within five days of notice from SRAM; or

     - the merger agreement is not approved and adopted in accordance with Delaware law by RockShox's stockholders (which has been accomplished by the written consent of holders of a majority of RockShox's common stock).

     RockShox may terminate the merger agreement if SRAM fails to perform in any material respect any obligation to be performed under the merger agreement, or breaches any of its representations and warranties under the merger agreement, in each case, such that RockShox's conditions to closing relating to the failure or breach cannot be satisfied, and the failure or breach is not cured within five days of notice from RockShox, except that RockShox may not terminate on this ground if it owes funds to SRAM under the loan described in "Merger Agreement-Interim Financing from SRAM" on page 21.

     If the merger agreement is validly terminated, it will become void and have no effect, without any liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of that party) to the other party unless that party has willfully breached the agreement. However, the provisions relating to termination fees and expenses and certain other provisions will continue in effect.

Certain  Fees  and  Expenses

     All costs and expenses incurred in connection with the merger agreement and related transactions will be paid by the party incurring such costs or expenses.

Amendments  and  Waivers

     The parties may amend the merger agreement or waive its terms and conditions before the completion of the merger, but, after the majority written consent of our stockholders approving the merger agreement has become effective, the parties may not amend the merger agreement in a manner that would require further approval of RockShox's stockholders.

RELEASE  BY  SRAM  AND  ROCKSHOX

     Under the merger agreement, SRAM (and after the closing of the merger, RockShox) agreed to irrevocably and unconditionally release, acquit and forever discharge each of the existing and prior stockholders, officers and directors (and their respective affiliates) of RockShox and its subsidiaries from any and all claims arising out of or with respect to the representations and warranties of RockShox in the merger agreement, except for claims against a released party that involve willful misrepresentation or fraud on the part of that released party. Each of SRAM and RockShox agreed that it will not institute, pursue, encourage or assist any action, lawsuit or claim against or adverse to the released parties in connection with matters subject to the release. The release does not release any party to the voting agreement from his, her or its obligations thereunder.

SPECIFIC  PERFORMANCE

     RockShox and SRAM have agreed that irreparable damage would result to either of them if the other party breached its obligations under the merger agreement. Each of RockShox and SRAM is entitled under the merger agreement to obtain:

     - an injunction against the other party to prevent breaches of the merger agreement; and

     - an order of specific performance against the other party to compel it to perform its obligations under the merger agreement.

Other  Matters

     Financing Of The Merger

     SRAM has represented and warranted to us that it has sufficient funds, under existing credit facilities, cash on hand and other liquid securities, to pay all required amounts under the merger agreement to RockShox stockholders. There is no financing condition to the closing of the merger.

     Legal Proceedings

     We are involved in certain legal matters in the ordinary course of business. Accordingly, in the second quarter of fiscal 2002, we accrued an amount associated with the settlement of the Halson Designs, Inc. patent lawsuit. In the current quarter, we accrued an amount associated with the settlement of the Answer Products, Inc. patent lawsuit. While there may be other potential litigation and legal matters, no other provision for any liability that may result upon the resolution of any other litigation or legal matters has been made in our financial statements nor is the amount or range of possible loss, if any, reasonably estimable.

                          CONSENT AND VOTING AGREEMENT

     The following is a summary of the material terms of the voting agreement among the ten stockholders and is qualified by reference to the complete text of the agreement, which is incorporated by reference and attached as Annex B to
                                                                      -------
this information statement. Each of the ten stockholders is a current or former director, officer or affiliate of RockShox and others who are otherwise associated or related to or advised by such persons.

Covenants

     Each of the ten stockholders has agreed to certain covenants in the voting agreement. The material covenants are as follows:

     Agreement to Vote in Favor of the RockShox Merger

     Each of these ten stockholders has irrevocably agreed, subject to the conditions described in "-Termination" below, to:

     - execute a written consent in favor of the adoption of the merger agreement, and

     - deliver the written consent as promptly as permissible by law (which delivery occurred on February 22, 2002); and

     - vote at any stockholders meeting that may be called, in favor of the merger and adoption of the merger agreement, against any proposal or action likely to result in the company's obligations under the merger agreement not being fulfilled, against any merger, consolidation or other business combination, sale of assets, recapitalization, or liquidation, any change in the majority of the company's Board or any other material change in the company's structure or business.

     Because these ten stockholders own more than 50% of the outstanding shares of RockShox, no approval by the RockShox public stockholders will be required in connection with the merger. We intend to complete the merger on March __, 2002.

Irrevocable  Proxy

     Each of these ten stockholders has irrevocably, subject to the conditions described in "-Termination" below, granted to SRAM or its nominees a proxy, and has appointed them as attorneys-in-fact, to vote all of its RockShox shares in the manner described under "-Agreement to Vote in Favor of the RockShox Merger," and with respect to any postponements or adjournments of any annual or special meeting of RockShox's stockholders.

Transfer  Restrictions;  No  Solicitation  by  Requisite  Stockholders

     Each of these ten stockholders has agreed, among other things, not (except in limited circumstances) to transfer or otherwise dispose of any of its RockShox shares during the term of or take any other action inconsistent with the voting agreement.

     The voting agreement also prohibits each of ten stockholders from soliciting, initiating, negotiating or encouraging a takeover proposal, or negotiating or discussing with or furnishing nonpublic information to any third party regarding such a takeover proposal or any action that would interfere with the completion of the Merger, in each case other than a takeover proposal made by SRAM, except as required under Delaware law to carry out its fiduciary duties.

Termination

     The voting agreement will automatically terminate on the earliest to occur of:

     -    written  consent  of  SRAM;

     -    the  completion  of  the  RockShox  merger;  or

     - the termination of the RockShox merger agreement in accordance with its terms.

     The stockholder parties to the voting agreement also have the right to terminate the agreement if there has been a material modification or amendment to the merger agreement that is adverse to such stockholders. Any downward change in the merger price is automatically deemed to be material.

     If the voting agreement is terminated, subject to certain exceptions, its provisions will cease to have effect.

Fees  and  Expenses

     All costs and expenses incurred in connection with the voting agreement and related transactions will be paid by the party incurring such costs and expenses; except that RockShox will pay up to $10,000 for the legal expenses of the stockholders in connection with the voting agreement.

                 BUSINESS AND FINANCIAL INFORMATION OF RockShox

     RockShox business and financial information is included in the annual report on Form 10-K/A, Items 1 through 3, and 6 through 9, included as Annex E
                                                                         -------
to this information statement, in the proxy statement for RockShox's annual meeting of stockholders included as Annex F to this information statement, and
                                      -------
in the quarterly reports on Form 10-Q, Part I, Items 1 through 3, and Part II, Items 1 and 3, included as Annex G to the information statement.
                                 --------

                      TRANSACTIONS WITH CERTAIN EMPLOYEES

     Bryan Kelln, Chris Birkett, Gwynne Williams, Mark Norris, Chritoph Ritzler, Chris Barta, Jim Sawyer, Monica Lammert, Chris Keenan, Robin Tooma and Kevict Yen each have a retention agreement with RockShox. The payment of the retention bonus amount to Messrs. Kelln and Birkett will be in lieu of any severance payments otherwise due to them upon termination of employment without cause during the retention period. See "Interests of Executive Officers and Directors; Potential Conflicts of Interest-RockShox Employment and Other Agreements."

                 INTERESTS OF EXECUTIVE OFFICERS AND DIRECTORS;
                        POTENTIAL CONFLICTS OF INTEREST

     You should be aware that the executive officers of RockShox have interests in the merger (collectively, the "transactions") that are different from, or in addition to, their interests as stockholders of RockShox generally. The RockShox Board was aware of these interests and considered them, among other matters, in approving the merger, the merger agreement, and the transactions contemplated by the merger agreement.

STOCK  OPTIONS

     RockShox's 1996 Stock Option Plan and 1998 Stock Option Plan, and agreements provided to option holders under these plans, contain change of control provisions that will give rise to accelerated vesting of outstanding unvested options as a result of the transactions. Any RockShox option held by a current or former employee or director that is not exercised before completion of the transactions will be cancelled in exchange for a cash payment, or option spread, equal to the difference between the option exercise price and $0.41. No outstanding options have an exercise price that is equal to or less than $0.41 per share.

     The following table shows the number of unvested RockShox options held by RockShox's executive officers whose vesting will accelerate as a result of the transactions, the number of already vested options and the estimated value of all RockShox options held by such persons. No options held by any of our directors are entitled to accelerated vesting.

                                                             Number of unvested               Aggregate of
                                                          options that accelerate   Already   option spread
                                                             as a result of the     vested    Value of all
                                                                 merger(1)          options    Options(2)
                                                          ------------------------  -------  ---------------
Bryan L. Kelln
   President and Chief Executive Officer                                   229,457  620,156  $          0.00
Chris Birkett
   Vice President, Chief Financial Officer and Secretary                    31,111   49,514  $          0.00
Gwynne Williams
   Vice President, Operations and Engineering                               25,158   61,477  $          0.00

(1)  Represents  the  number  estimated  to  be unvested as of January 31, 2002.

(2) The estimated option spread value shown in this column assumes a value of RockShox common stock of $0.41 per share.

RockShox  Employment  and  Other  Agreements

     Certain officers and employees have entered into retention agreements with RockShox, which may require RockShox to make payments to them totaling $910,000. Three of these retention agreements are with executive officers of the company, whose retention bonus amounts total $650,000. These executive officers and their retention bonuses are as follows:

     -     Bryan  Kelln  -  $500,000;

     -     Chris  Birkett  -  $125,000;  and

     -     Gwynne  Williams  -  $25,000.

     The payment of the retention bonus amount to Messrs. Kelln and Birkett will be in lieu of any severance payments otherwise due to them upon termination of employment without cause during the retention period.

     The other employees with which RockShox has entered into retention agreements are Mark Norris, Christoph Ritzler, Chris Barta, Jim Sawyer, Monica Lammert, Chris Keenan, Robin Tooma and Kevict Yen. The total retention bonuses payable to these individuals is $260,000.

     Each employee will receive the specified amount in cash on the closing of the merger if closing occurs on or before June 30, 2002. Each employee will be required to refund the entire retention bonus if he or she voluntarily terminates employment on or before the later of June 30, 2002 or three months after the closing. Each employee must refund the entire retention bonus if his or her employment is terminated for cause on or before the later of June 30, 2002 or three months after the closing. If the employee is terminated without cause or because of death or disability, he or she is entitled to keep the entire retention bonus.

Indemnification;  Directors'  and  Officers'  Insurance

     Please refer to "The Merger-Merger Agreement-Covenants-Indemnification and Insurance of RockShox Directors and Officers," on page 20, for a discussion of indemnification and insurance rights of the directors and officers.

Certain  Estimates  Provided  to  SRAM

     Prior to entering into the SRAM/RockShox merger agreement, RockShox provided to SRAM certain projected financial data based on various assumptions for future years. RockShox has advised SRAM that it does not publicly disclose projections as to future sales, earnings or other results, and the projections furnished to SRAM were not prepared with a view to public disclosure. The following prospective financial information was not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information. This information is not fact and should not be relied upon as being necessarily indicative of future results, and RockShox's stockholders are cautioned not to place undue reliance on the prospective financial information. RockShox did not make any representations or warranties to SRAM regarding these projections, either under the merger agreement or otherwise. The merger agreement specifically provides that SRAM is not entitled to rely on the projections.

     Neither RockShox's, nor SRAM's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information contained in this information statement, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

     The projections provided to SRAM by RockShox included the following forecasts:

     - Monthly projected balance sheets and statements of profit and loss through March 31, 2002; and

     - Quarterly projected statements of profit and loss for the 2003 fiscal year.

     The projections are forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those statements and should be read with caution. The projections are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and recent developments. While presented with numerical specificity, the projections were not prepared by RockShox in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by management of RockShox with respect to, among other things, industry performance, general economic, market, interest rate and financial conditions, sales, costs of goods sold, operating and other revenues and expenses, capital expenditures and working capital of RockShox, and other matters which may not be realized and are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond RockShox's control. Accordingly, the assumptions made in preparing the projections may prove inaccurate, and actual results may be materially greater or less than those contained in the projections. In addition, the projections do not take into account any of the transactions contemplated by the SRAM/RockShox merger agreement. These events may cause actual results to differ materially from the projections.

     For these reasons, as well as the bases and assumptions on which the projections were compiled by RockShox, the inclusion of such projections should not be regarded as an indication that RockShox, SRAM or any of their respective affiliates or representatives considers such information to be an accurate prediction of future events, and the projections should not be relied on as such. No party nor any of their respective affiliates or representatives has made, or makes, any representation to any person regarding the information contained in the projections and, except as required by law, none of them intends to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events in the event that any or all of the assumptions are shown to be in error.

             MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of the United States federal income tax consequences that RockShox expects to apply to its stockholders whose shares of RockShox common stock are held as capital assets and are converted into the right to receive cash in the merger. This discussion is a descriptive summary only and is not a complete technical analysis or listing of all potential tax considerations that may be relevant to a RockShox stockholder. This discussion is based on current provisions of the Internal Revenue Code of 1986, applicable Treasury regulations, and public administrative and judicial interpretations of the Internal Revenue Code and Treasury regulations, all of which are subject to change. Any such change could be applied retroactively and could affect the tax consequences of the merger to you. This discussion is also based on the information contained in this information statement. RockShox has not sought and will not seek any ruling from the Internal Revenue Service with respect to the merger. The Internal Revenue Service could take a different position concerning the tax consequences of the merger.

     This discussion does not cover all aspects of United States federal taxation that may be relevant to, or the actual tax effect that any of the matters described in this discussion will have on, particular RockShox stockholders and does not address foreign, state or local tax consequences. The United States federal income tax consequences to a RockShox stockholder may vary depending on the stockholder's particular situation or status. This discussion does not address tax considerations applicable to holders of RockShox stock options and is not intended for stockholders that may be subject to special United States federal income tax rules, such as:

     -    insurance  companies;

     -    financial  institutions  or  broker-dealers;

     -    tax-exempt  organizations;

     - stockholders that hold their RockShox shares as part of a straddle or a hedging or conversion transaction;

     - stockholders who acquired their RockShox shares through the exercise of an employee stock option or otherwise as compensation;

     - stockholders who are not citizens or residents of the United States or that are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States; or

     - any person who would be treated as constructively owning RockShox stock immediately after the merger by reason of the attribution rules of Section 318 of the Internal Revenue Code.

     RockShox stockholders are urged to consult their own tax advisors as to the particular tax consequences to them of the merger, including the effect of United States state and local tax laws and foreign tax laws.

     The conversion of your shares of RockShox common stock into the right to receive cash in the merger will be a taxable transaction to you for United States federal income tax purposes. Subject to the assumptions and limitations described above, if you hold your shares of RockShox common stock as a capital asset, you will recognize a capital gain or loss equal to the difference between the amount of cash you receive in the merger and your tax basis in your shares of RockShox common stock. Generally, your tax basis in your shares of RockShox common stock will be equal to what you paid for your shares.

     If  you  are  an  individual,

     - long-term capital gain will be taxable at a maximum capital gains rate of 20 percent if you held your shares for more than one year at the time of the merger, gain on shares held for one year or less will be subject to ordinary income tax rates; and

     - capital loss may only be offset against capital gains or up to $3,000 per year of ordinary income, with a carryover of capital loss to subsequent years to the extent unused.

     You may be subject to backup withholding up to the rate of 31 percent with respect to the gross proceeds you receive from the conversion of your RockShox common stock unless you:

     - are a corporation or other exempt recipient and, when required, establish this exemption; or

     - provide your correct taxpayer identification number, certify that you are not currently subject to backup withholding and otherwise comply with applicable requirements of the backup withholding rules.

     Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules will be creditable against your United States federal income tax liability if appropriate information is provided to the Internal Revenue Service. If after the merger you do not provide the paying agent with your correct taxpayer identification number or any other document or certification required by the Internal Revenue Service, including among others, a Form W-9 or a substitute for this Form, you may be subject to penalties imposed by the Internal Revenue Service. The paying agent will report to you and to the Internal Revenue Service the amount of any reportable payment made to you (including payments made to you pursuant to the merger) and any amount withheld pursuant to the merger.

                                APPRAISAL RIGHTS

     Under Section 262 of the Delaware General Corporation Law, or DGCL, if you comply with the conditions established by Section 262, you will be entitled to dissent and elect to have the "fair value" of your shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, judicially determined by the Delaware Court of Chancery and paid to you in cash.

     The following is a summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by certain Delaware case law and the full text of Section 262, a copy of which is provided as Annex D to this
                                                                 -------
information statement. All references in Section 262 and in this summary to a "stockholder" are to the record holder of the shares of RockShox stock as to which appraisal rights are asserted. If you have a beneficial interest in shares of stock held of record in the name of another person, such as a broker or nominee, you will be required to act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect your appraisal rights.

     Under Section 262, where a merger is accomplished by written consent pursuant to Section 228 of DGCL, the corporation, either before or within 10 days after the completion of the merger, must notify each stockholder entitled to appraisal rights of the approval of the merger and that appraisal rights are available and include in the notice a copy of Section 262. We will send you such a notice no more than 10 days after the completion of the merger. At that time, if you wish to exercise your appraisal rights or wish to preserve the right to do so, you should review carefully Section 262 and seek advice of legal counsel, since failure to comply fully with the procedures of Section 262 will result in the loss of appraisal rights.

     YOU ARE NOT PRESENTLY REQUIRED TO TAKE ACTION TO PERFECT YOUR APPRAISAL RIGHTS. THE NOTICE WE WILL SEND TO YOU NO MORE THAN 10 DAYS AFTER THE COMPLETION OF THE MERGER WILL DESCRIBE THE TIMING OF ANY ACTION YOU WILL BE REQUIRED TO TAKE TO PERFECT YOUR APPRAISAL RIGHTS.

     If you wish to exercise the right to dissent from the merger and demand appraisal under Section 262, you will be required to deliver to RockShox a written demand for appraisal of your shares of RockShox stock within 20 days after the date of mailing of the notice of completion of the merger, which demand will be sufficient if it reasonably informs RockShox of your identity and that you intend to demand appraisal of your shares.

     Only a holder of record of shares of RockShox stock issued and outstanding immediately prior to the completion of the merger will be entitled to assert appraisal rights for the shares of stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the stockholder of record, fully and correctly, as that stockholder's name appears on the stock certificates, should specify the stockholder's name and mailing address, the number of shares of stock owned and that the stockholder intends thereby to demand appraisal of the stockholder's shares of RockShox stock.

     If your shares of RockShox stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a written demand should be made in that capacity. If your shares of RockShox stock are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a stockholder; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for the owner or owners.

     A record holder such as a broker who holds shares of RockShox stock as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of RockShox stock held for one or more beneficial owners while not exercising those rights with respect to the shares of RockShox stock held for one or more other beneficial owners; in that case, the written demand should set forth the number of shares of RockShox stock as to which appraisal is sought, and where no number of shares is expressly mentioned, the demand will be presumed to cover all shares of RockShox stock held in the name of the record owner. If you hold your shares of RockShox stock in brokerage accounts or other nominee forms and wish to exercise appraisal rights, you are urged to consult with your broker to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

     Within 120 days after the completion of the merger, but not thereafter, either RockShox or any holder of dissenting shares of RockShox stock who has complied with the requirements of Section 262 may file a petition in the Delaware Chancery Court demanding a determination of the fair value of all shares of RockShox stock held by dissenting stockholders. RockShox is under no obligation to and has no present intent to file a petition for appraisal, and you should not assume that RockShox will file a petition or that RockShox will initiate any negotiations with respect to the fair value of the shares. Accordingly, if you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262.

     Within 120 days after the completion of the merger, any stockholder who has complied with the provisions of Section 262 will be entitled to receive from RockShox, upon written request, a statement setting forth the aggregate number of shares of RockShox stock for which demands for appraisal have been received by RockShox and the aggregate number of holders of the shares. RockShox must mail this statement to the stockholder within 10 days of receipt of a request or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.

     Within 120 days after the effectiveness of the merger, any RockShox stockholder complying with Section 262 and who is otherwise entitled to appraisal rights may file a petition in the Delaware Chancery Court demanding a determination of the value of the stock of all such holders. A stockholder timely filing a petition for appraisal with the Delaware Chancery Court must deliver a copy to RockShox, which will then be obligated within 20 days to provide the Delaware Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded appraisal of their shares of RockShox stock and with such stockholders agreements as to the value of their RockShox shares have not been reached with RockShox. After notice to the stockholders, the Delaware Chancery Court is empowered to conduct a hearing on the petition to determine which stockholders are entitled to appraisal rights. The Delaware Chancery Court may require stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the requirement, the Delaware Chancery Court may dismiss the proceedings as to that stockholder.

     After determining the stockholders entitled to an appraisal, the Delaware Chancery Court will appraise the "fair value" of their shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. The costs of the action may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable. Upon application of a holder of dissenting shares of RockShox stock, the Delaware Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all of the shares of RockShox stock entitled to appraisal.

     IF YOU CONSIDER SEEKING APPRAISAL, YOU SHOULD BE AWARE THAT THE FAIR VALUE OF YOUR SHARES AS DETERMINED UNDER SECTION 262 COULD BE MORE THAN, THE SAME AS
OR LESS THAN THE MERGER CONSIDERATION YOU WOULD RECEIVE UNDER THE MERGER AGREEMENT IF YOU DID NOT SEEK APPRAISAL OF YOUR SHARES.

     In determining fair value and, if applicable, a fair rate of interest, the Delaware Chancery Court is to take into account all relevant factors. In WEINBERGER V. UOP, INC., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. In WEINBERGER, the Delaware Supreme Court further stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger."

     Any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after the completion of the merger, be entitled to vote the shares subject to this demand for any purpose or to receive payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of shares as of a record date prior to the completion of the merger).

     If  any stockholder who demands appraisal of shares of RockShox stock under
Section 262 fails to perfect, or effectively withdraws or loses, the right to appraisal, the stockholder's shares of RockShox stock will be converted into the right to receive the merger consideration in cash in accordance with the merger agreement, without interest. A stockholder will fail to perfect, or effectively lose or withdraw, the right to appraisal if no petition for appraisal is filed within 120 calendar days after the completion of the merger. A stockholder may withdraw a demand for appraisal by delivering to RockShox a written withdrawal of the demand for appraisal and acceptance of the merger consideration, except that any such attempt to withdraw made more than 60 calendar days after the completion of the merger will require the written approval of RockShox. Once a petition for appraisal has been filed, the appraisal proceeding may not be dismissed as to any stockholder, absent approval of the Delaware Chancery Court.

                               SECURITY OWNERSHIP

Security  Ownership  of  Management

     The following table sets forth certain information, as of January 31, 2002, regarding the beneficial ownership of RockShox common stock by each director of RockShox, by each of the five most highly compensated executive officers of RockShox (as required by SEC rules) and by all directors and executive officers of RockShox as a group. Most of these individuals have the opportunity to become the beneficial owners of additional shares of RockShox common stock as a result of stock options vesting or becoming exercisable, as described under "Interests of Executive Officers and Directors; Potential Conflicts of Interest." Each of these options will be cancelled in the merger without payment of any consideration. Otherwise, except as noted, the persons named in the table below do not own, beneficially or of record, any other securities of RockShox or its subsidiaries and have sole voting and investment power over all securities for which they are shown as beneficial owner.

                                          Amount and Nature of     Percentage of
                                            Shares of Common    Outstanding Common
Name and Address of                        Stock Beneficially   Stock Beneficially
Beneficial Owner (1)                             Owned                 Owned

Stephen W. Simons (2). . . . . . . . . .             1,048,294                 7.6%
Bryan L. Kelln(3). . . . . . . . . . . .               739,616                 5.1%
Chris Birkett (4). . . . . . . . . . . .                53,903                   *
Gwynne Williams (4). . . . . . . . . . .                66,259                   *
John W. Jordan II (5). . . . . . . . . .               327,308                 2.4%
Adam E. Max (6). . . . . . . . . . . . .               210,004                 1.5%
Michael R. Gaulke (4). . . . . . . . . .                17,292                   *
Edward T. Post (4) . . . . . . . . . . .                17,917                   *
All directors and executive officers as
  a group (8 persons) (7). . . . . . . .             4,580,635                31.4%

*     Less  than  1%

----------------------

(1) Unless otherwise indicated, the address of each person named in the table is RockShox, Inc., 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907.

(2) Includes (i) 1,026,606 shares held by The Steven W. Simons Trust, of which Mr. Simons is trustee, and (ii) 21,688 shares held by The Simons Children Irrevocable Trust, over which Mr. Simons has no voting or dispositive power. Mr. Simons disclaims beneficial ownership with respect to all shares held by The Simons Children Irrevocable Trust.

(3) Represents 676,616 shares with respect to which Mr. Kelln has the right to acquire beneficial ownership by virtue of currently exercisable stock options and options that become exercisable within 60 days of January 31, 2002, as well as 63,000 shares directly owned. Each of these options will be cancelled in the merger without payment of any consideration.

(4) Represents shares with respect to which such person has the right to acquire beneficial ownership by virtue of currently exercisable stock options and options that become exercisable within 60 days of January 31, 2002. Each of these options will be cancelled in the merger without payment of any consideration.

(5) Includes 327,308 shares held by the John W. Jordan II Revocable Trust, of which Mr. Jordan is the grantor, trustee and sole beneficiary. Excludes 2,100,042 shares held by JZ Equity Partners, PLC, which is advised by Jordan/Zalaznick Advisers, Inc., an entity controlled by Mr. Jordan and certain other persons (see footnote 1 to the table below). Mr. Jordan is a managing director of The Jordan Company LLC, an entity with which Mr. Max is affiliated (see footnote 6 below). The business address for Mr. Jordan is c/o Jordan Industries, Inc., 875 N. Michigan Avenue, Suite 4020, Chicago, Illinois 60611.

(6) Mr. Max is a managing director of The Jordan Company LLC, an entity with which Mr. Jordan is also affiliated. Excludes 2,100,042 shares held by JZ Equity Partners, PLC. The business address for Mr. Max is c/o The Jordan Company, 767 Fifth Avenue, 48th Floor, New York, New York 10153.

(7) Includes 2,100,042 shares held by J2 Equity Partners, PLC, which is advised by Jordan Zalaznick Advisors, Inc., an entity controlled by Mr. Jordan and certain other persons (see footnote 1 to the table below). Includes 831,987 shares with respect to which all directors and executive officers have the right to acquire beneficial ownership by virtue of currently exercisable stock options and options that become exercisable within 60 days of January 31, 2002. Each of these options will be cancelled in the merger without payment of any consideration.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

     The following table sets forth certain information, as of January 31, 2002, regarding the beneficial ownership of persons known to RockShox to be the beneficial owners of more than 5% of any class of RockShox's voting securities. The information was obtained from RockShox records and information supplied by the stockholders, including information on Schedule 13G. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                              Amount and Nature of     Percentage of
                                Shares of Common    Outstanding Common
Name and Address of            Stock Beneficially   Stock Beneficially
Beneficial Owner                     Owned                 Owned

JZ Equity Partners, PLC (1).             2,100,042                15.3%
Royce & Associates, Inc. (2)             1,141,400                 8.3%
Charles M. Royce (2) . . . .             1,141,400                 8.3%
Debra W. Simons (3). . . . .             1,167,549                 8.5%
Paul H. Turner (4) . . . . .             2,052,500                14.9%

(1) JZ Equity Partners, PLC is advised by Jordan/Zalaznick Advisers, Inc., an entity controlled by Mr. Jordan and certain other persons. See "Certain Relationships and Related Transactions." The business address for JZ Equity Partners, PLC is c/o Jordan/Zalaznick Advisors, Inc., 767 Fifth Avenue, 48th Floor, New York, New York 10153.

(2) Pursuant to the Schedule 13G (Amendment No. 3) filed as of February 12, 2002 with the Securities and Exchange Commission, Royce & Associates, Inc., a New York corporation ("Royce"), has sole voting and dispositive power with respect to 1,141,400 shares, and Charles M. Royce, who may be deemed to be a controlling person of Royce, may be deemed to beneficially own the 1,141,400 shares beneficially owned by Royce. Charles M. Royce does not own any shares outside of Royce, and disclaims beneficial ownership of shares held by Royce. The business address for each of them is 1414 Avenue of the Americas, New York, New York 10019.

(3) Includes (i) 1,026,705 shares held by The Debra W. Simons Trust, of which Ms. Simons is trustee, and (ii) 10,844 shares held by The Simons Children Irrevocable Trust, over which Ms. Simons has no voting or dispositive power, and (iii) 130,000 shares held by the Wanda Bobowski Fund. Ms. Simons disclaims beneficial ownership with respect to all shares held by The Simons Children Irrevocable Trust and the Wanda Bobowski Fund. The business address for Ms. Simons is 11 Angela Drive, Los Altos, California 94022.

(4) Includes 549,250 shares held by Turner Family LP, a Colorado limited partnership (the "Turner Partnership"). Mr. Turner is the sole general partner of the Turner Partnership, and a trust, the trustees of which are persons other than Mr. Turner and the beneficiaries of which are certain family members of Mr. Turner, is the sole limited partner of the Turner Partnership holding a 40% interest in the Turner Partnership. Mr. Turner disclaims beneficial ownership of the 219,700 shares representing the trust's interest in the Turner Partnership. Also includes 134,500 shares held by Bikes Aren't Bad Foundation, of which Mr. Turner is the sole director. Mr. Turner disclaims beneficial ownership of all of shares held by Bikes Aren't Bad Foundation. The business address for Mr. Turner is 308 Arapahoe Avenue, Boulder, Colorado 80302.


                      WHERE YOU CAN FIND MORE INFORMATION

     RockShox files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information RockShox files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

     These  documents  contain  important  information  about  RockShox  and our finances. They also contain exhibits that were filed as part of the annual report on Form 10-K/A for the fiscal year ended March 31, 2001, included as Annex E to this information statement, the proxy statement for RockShox's annual
--------
meeting  of  stockholders  held  on August 31, 2001, included as Annex F to this
                                                                 -------
information statement, and the quarterly reports on Form 10-Q for the quarters ended June 30, 2001, September 30, 2001 and December 31, 2001, included as Annex
                                                                           -----
G  to  the information statement.  The exhibits to these reports are not annexed
-
to  this  information  statement.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS DATED FEBRUARY __, 2002. YOU SHOULD NOT ASSUME THAT

THE INFORMATION CONTAINED IN THE INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A

                                                                  EXECUTION COPY
                                                                  --------------


================================================================================



                          AGREEMENT AND PLAN OF MERGER


                          dated as of February 19, 2002


                                  by and among


                                 ROCKSHOX, INC.


                                SRAM CORPORATION


                                       and


                          SRAM ACQUISITION CORPORATION




================================================================================

                                   TABLE OF CONTENTS

ARTICLE 1 THE MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     1.01     The Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
     1.02     Effective Time . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
              --------------
     1.03     Effects of the Merger. . . . . . . . . . . . . . . . . . . . . . . .   2
              ---------------------
     1.04     Certificate of Incorporation and Bylaws of the Surviving Corporation   2
              --------------------------------------------------------------------
     1.05     Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
              ---------
     1.06     Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
              --------
     1.07     Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
              -------
     1.08     Additional Actions . . . . . . . . . . . . . . . . . . . . . . . . .   3
              ------------------

ARTICLE 2 EFFECT OF THE MERGER ON THE CAPITAL STOCK  OF THE
     COMPANY AND MERGER SUB. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
     2.01     Effect on Shares of Capital Stock. . . . . . . . . . . . . . . . . .   3
              ---------------------------------
     2.02     Options; Stock Plans . . . . . . . . . . . . . . . . . . . . . . . .   5
              --------------------
     2.03     Payment for Common Shares and Vested Options in the Merger . . . . .   6
              ----------------------------------------------------------
     2.04     Adjustment of the Merger Consideration and the Option
              -----------------------------------------------------
              Consideration. . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
              -------------

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. . . . . . . . . . . . . .   8
     3.01     Organization and Qualification . . . . . . . . . . . . . . . . . . .   8
              ------------------------------
     3.02     Charter Documents and Bylaws . . . . . . . . . . . . . . . . . . . .   9
              ----------------------------
     3.03     Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
              --------------
     3.04     Authority Relative to this Agreement . . . . . . . . . . . . . . . .  10
              ------------------------------------
     3.05     Company Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . .  10
              --------------------
     3.06     No Violation; Required Filings and Consents. . . . . . . . . . . . .  11
              -------------------------------------------
     3.07     SEC Reports; Financial Statements; Undisclosed Liabilities . . . . .  11
              ----------------------------------------------------------
     3.08     Compliance with Applicable Laws. . . . . . . . . . . . . . . . . . .  13
              -------------------------------
     3.09     Absence of Certain Changes or Events . . . . . . . . . . . . . . . .  13
              ------------------------------------
     3.10     Change of Control. . . . . . . . . . . . . . . . . . . . . . . . . .  14
              -----------------
     3.11     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
              ----------
     3.12     Information Statement. . . . . . . . . . . . . . . . . . . . . . . .  15
              ----------------------
     3.13     Benefit Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
              -------------
     3.14     Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
              ------
     3.15     Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . .  19
              ---------------------
     3.16     Licenses and Permits . . . . . . . . . . . . . . . . . . . . . . . .  21
              --------------------
     3.17     Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . .  21
              ------------------
     3.18     Environmental Matters. . . . . . . . . . . . . . . . . . . . . . . .  22
              ---------------------
     3.19     Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
              -------
     3.20     Company Board Recommendation and Approval; DGCL Section
              --------------------------------------------------------
              203. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
              ---
     3.21     Requisite Stockholder Consent. . . . . . . . . . . . . . . . . . . .  25
              -----------------------------
     3.22     Related Party Transactions . . . . . . . . . . . . . . . . . . . . .  25
              --------------------------
     3.23     Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
              ------


                                      -ii-

     3.24     Real Property. . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
              -------------
     3.25     Labor Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
              -------------
     3.26     Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
              ---------
     3.27     Customers and Suppliers. . . . . . . . . . . . . . . . . . . . . . .  27
              -----------------------
     3.28     Company Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .  28
              ----------------
     3.29     Opinion of Financial Advisor . . . . . . . . . . . . . . . . . . . .  28
              ----------------------------

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PARENT AND
     MERGER SUB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
     4.01     Organization and Qualification; Subsidiaries . . . . . . . . . . . .  28
              --------------------------------------------
     4.02     Charter Documents and Bylaws . . . . . . . . . . . . . . . . . . . .  28
              ----------------------------
     4.03     Authority Relative to this Agreement . . . . . . . . . . . . . . . .  29
              ------------------------------------
     4.04     No Violation; Required Filings and Consents. . . . . . . . . . . . .  29
              -------------------------------------------
     4.05     Information Statement. . . . . . . . . . . . . . . . . . . . . . . .  30
              ---------------------
     4.06     Ownership of Merger Sub; No Prior Activities . . . . . . . . . . . .  30
              --------------------------------------------
     4.07     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
              ----------
     4.08     Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
              --------
     4.09     Financing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
              ---------

ARTICLE 5 COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     5.01     Interim Operations . . . . . . . . . . . . . . . . . . . . . . . . .  31
              ------------------
     5.02     Requisite Stockholder Consent; Information Statement . . . . . . . .  35
              ----------------------------------------------------
     5.03     Filings and Consents . . . . . . . . . . . . . . . . . . . . . . . .  36
              --------------------
     5.04     Access to Information. . . . . . . . . . . . . . . . . . . . . . . .  36
              ---------------------
     5.05     Notification of Certain Matters. . . . . . . . . . . . . . . . . . .  36
              -------------------------------
     5.06     Public Announcements . . . . . . . . . . . . . . . . . . . . . . . .  37
              --------------------
     5.07     Indemnification; Directors' and Officers' Insurance. . . . . . . . .  37
              ---------------------------------------------------
     5.08     Further Assurances; Reasonable Best Efforts. . . . . . . . . . . . .  39
              -------------------------------------------
     5.09     Other Acquisition Proposals. . . . . . . . . . . . . . . . . . . . .  39
              ---------------------------
     5.10     Third Party Standstill Agreements. . . . . . . . . . . . . . . . . .  41
              ---------------------------------
     5.11     SEC Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
              -----------
     5.12     Delisting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
              ---------
     5.13     Compliance with Section 228 of the DGCL. . . . . . . . . . . . . . .  42
              ---------------------------------------
     5.14     Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  42
              --------------------
     5.15     Interim Financing. . . . . . . . . . . . . . . . . . . . . . . . . .  42
              -----------------
     5.16     Stockholder Litigation . . . . . . . . . . . . . . . . . . . . . . .  42
              ----------------------
     5.17     Conveyance Taxes . . . . . . . . . . . . . . . . . . . . . . . . . .  43
              ----------------
     5.18     Obligations of Merger Sub. . . . . . . . . . . . . . . . . . . . . .  43
              -------------------------

ARTICLE 6 CONDITIONS TO CONSUMMATION OF THE MERGER . . . . . . . . . . . . . . . .  43
     6.01     Conditions to the Obligations of Each Party. . . . . . . . . . . . .  43
              -------------------------------------------
     6.02     Conditions to Obligations of Parent and Merger Sub . . . . . . . . .  43
              --------------------------------------------------
     6.03     Conditions to Obligation of the Company. . . . . . . . . . . . . . .  45
              ---------------------------------------

ARTICLE 7 TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
     7.01     Termination by Mutual Consent. . . . . . . . . . . . . . . . . . . .  46
              -----------------------------
     7.02     Termination by Either Merger Sub or the Company. . . . . . . . . . .  46
              -----------------------------------------------


                                      -iii-

     7.03     Termination by Merger Sub. . . . . . . . . . . . . . . . . . . . . .  46
              -------------------------
     7.04     Termination by the Company . . . . . . . . . . . . . . . . . . . . .  47
              --------------------------
     7.05     Effect of Termination. . . . . . . . . . . . . . . . . . . . . . . .  47
              ---------------------
     7.06     Payment of Termination Amount. . . . . . . . . . . . . . . . . . . .  48
              -----------------------------

ARTICLE 8 MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
     8.01     Payment of Fees and Expenses . . . . . . . . . . . . . . . . . . . .  48
              ----------------------------
     8.02     Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
              --------
     8.03     Modification or Amendment. . . . . . . . . . . . . . . . . . . . . .  49
              -------------------------
     8.04     Entire Agreement; Assignment . . . . . . . . . . . . . . . . . . . .  49
              ----------------------------
     8.05     Validity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
              --------
     8.06     Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
              -------
     8.07     Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
              -------------
     8.08     Descriptive Headings . . . . . . . . . . . . . . . . . . . . . . . .  50
              --------------------
     8.09     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
              ------------
     8.10     Certain Definitions. . . . . . . . . . . . . . . . . . . . . . . . .  50
              -------------------
     8.11     Specific Performance . . . . . . . . . . . . . . . . . . . . . . . .  51
              --------------------
     8.12     Company Disclosure Schedule. . . . . . . . . . . . . . . . . . . . .  51
              ---------------------------
     8.13     Extension; Waiver. . . . . . . . . . . . . . . . . . . . . . . . . .  51
              -----------------
     8.14     Third-Party Beneficiaries. . . . . . . . . . . . . . . . . . . . . .  52
              -------------------------
     8.15     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
              ------------

1996 Option Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5
----------------
Acquisition Proposal . . . . . . . . . . . . . . . . . . . . . . . . . .      41
--------------------
affiliate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
---------
Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
-----
Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
Benefit Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
-------------
Certificate of Merger. . . . . . . . . . . . . . . . . . . . . . . . . .       2
---------------------
Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
------------
Claim. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      37
-----
Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
-------
Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
------------
COBRA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      17
-----
Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
----
Common Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
Company Board. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
Company Business . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9
----------------
Company Disclosure Documents . . . . . . . . . . . . . . . . . . . . . .      15
----------------------------
Company Disclosure Schedule. . . . . . . . . . . . . . . . . . . . . . .       8
---------------------------
Company Intellectual Property. . . . . . . . . . . . . . . . . . . . . .      19
-----------------------------
Company Material Adverse Effect. . . . . . . . . . . . . . . . . . . . .       9
-------------------------------
Company Permits. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
---------------
Company Representatives. . . . . . . . . . . . . . . . . . . . . . . . .      36
Contract . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
control. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
-------
controlled by. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
-------------
controlling. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
-----------
DGCL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
Dissenting Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
-----------------
Dissenting Stockholder . . . . . . . . . . . . . . . . . . . . . . . . .       4
----------------------
Effective Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
--------------
Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
------------------
Environmental Liabilities and Costs. . . . . . . . . . . . . . . . . . .      23
-----------------------------------
Environmental Permits. . . . . . . . . . . . . . . . . . . . . . . . . .      23
---------------------
ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
-----
Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
------------
Expiration Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      46
Financial Advisor. . . . . . . . . . . . . . . . . . . . . . . . . . . .      28
-----------------
Future SEC Reports . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
------------------
Governmental Authority . . . . . . . . . . . . . . . . . . . . . . . . .      11
----------------------
group. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40, 51
-----
Hazardous Substances . . . . . . . . . . . . . . . . . . . . . . . . . .      24
--------------------
Indemnified Parties. . . . . . . . . . . . . . . . . . . . . . . . . . .      37
-------------------
Information Statement. . . . . . . . . . . . . . . . . . . . . . . . . .  15, 35
---------------------

Intellectual Property. . . . . . . . . . . . . . . . . . . . . . . . . .      19
---------------------
knowledge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
---------
Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
---
Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11, 24
----
Leased Real Property . . . . . . . . . . . . . . . . . . . . . . . . . .      26
--------------------
Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25
------
License Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
------------------
Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
----
Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
-----
likely . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23, 37
Material Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . .      21
------------------
Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
------
Merger Consideration . . . . . . . . . . . . . . . . . . . . . . . . . .       3
--------------------
Merger Sub . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
Merger Sub Common Stock. . . . . . . . . . . . . . . . . . . . . . . . .       4
-----------------------
Merger Sub Disclosure Schedule . . . . . . . . . . . . . . . . . . . . .      28
Merger Sub Representatives . . . . . . . . . . . . . . . . . . . . . . .      36
--------------------------
Multiemployer Pension Plans. . . . . . . . . . . . . . . . . . . . . . .      16
---------------------------
Non U.S. Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      17
--------------
Option Consideration . . . . . . . . . . . . . . . . . . . . . . . . . .       5
--------------------
Order. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      43
OTCBB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
-----
Parent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
Parent/Merger Sub Material Adverse Effect. . . . . . . . . . . . . . . .      28
-----------------------------------------
Payment Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
------------
Pension Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
-------------
Permitted Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      25
---------------
person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
------
Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
------
Preferred Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9
---------------
Proxy Statement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      35
---------------
reasonable best efforts. . . . . . . . . . . . . . . . . . . . . . . . .      51
Recommendation Modification/Withdrawal . . . . . . . . . . . . . . . . .      40
--------------------------------------
Registration Agreement . . . . . . . . . . . . . . . . . . . . . . . . .      45
Release. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      24
-------
Remedial Action. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      24
---------------
Requisite Stockholder Consent. . . . . . . . . . . . . . . . . . . . . .       1
Requisite Stockholders . . . . . . . . . . . . . . . . . . . . . . . . .       1
SEC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
---
SEC Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
-----------
Securities Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
--------------
Stock Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5
-----------
Stockholders Meeting . . . . . . . . . . . . . . . . . . . . . . . . . .      35
--------------------
stop-look-and-listen . . . . . . . . . . . . . . . . . . . . . . . . . .      41
--------------------
subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
------------
subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      51
----------

Superior Acquisition Proposal. . . . . . . . . . . . . . . . . . . . . .      41
-----------------------------
Surviving Corporation. . . . . . . . . . . . . . . . . . . . . . . . . .       2
---------------------
Surviving Corporation Common Stock . . . . . . . . . . . . . . . . . . .       4
----------------------------------
Tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
---
Tax Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
---------- -
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
-----
Terminating Company Breach . . . . . . . . . . . . . . . . . . . . . . .      46
--------------------------
Terminating Merger Sub Breach. . . . . . . . . . . . . . . . . . . . . .      47
Termination Amount . . . . . . . . . . . . . . . . . . . . . . . . . . .      47
------------------
Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
TSCA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
----
under common control with. . . . . . . . . . . . . . . . . . . . . . . .      51
-------------------------
Unvested Option. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5
---------------
Vested Option. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5
-------------
Voting Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

                                    Exhibits
                                    --------

Exhibit  5.15         Form  of  Unsecured  Promissory  Note

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

          This  AGREEMENT  AND  PLAN  OF  MERGER (this "Agreement"), dated as of
                                                        ---------
February 19, 2002, between ROCKSHOX, INC., a Delaware corporation (the "Company"), SRAM Corporation, an Illinois corporation ("Parent"), and Sram
 -------                                                     ------
Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (the "Merger Sub").
               -----------

          WHEREAS,  the board of directors of the Company (the "Company Board"),
                                                                -------------
subject to the terms and conditions set forth herein, has (i) determined that this Agreement and the transactions contemplated hereby (the "Transactions"),
                                                                 ------------
including the Merger (as defined herein), are fair to and in the best interests of the stockholders of the Company, (ii) determined that the consideration to be paid in the Merger is fair to and in the best interests of the stockholders of the Company, (iii) declared the advisability of this Agreement and the Transactions and approved this Agreement and the Transactions, including the Merger, (iv) resolved to recommend approval and adoption of this Agreement, the Merger and the other Transactions by such stockholders and (v) received a written opinion of the Financial Advisor (as defined in Section 3.29);
                                                                 -------------

          WHEREAS, the Company Board and the board of directors of Parent and Merger Sub have each approved the merger of Merger Sub with and into the Company with the Company as the surviving corporation, upon the terms and subject to the conditions set forth in this Agreement and the General Corporation Law of the State of Delaware (the "DGCL"), whereby (i) each issued and outstanding share of
                        ----
the  common  stock,  par  value  $.01  per  share  (the "Common Shares"), of the
                                                         -------------
Company, other than Dissenting Shares (as defined in Section 2.01(d)), shall be converted into the right to receive the Merger Consideration (as defined in Section 2.01(a)) and (ii) each Vested Option (as defined in Section 2.02(a)) shall be converted into the right to receive the Option Consideration (as defined in Section 2.02(b));

          WHEREAS, the affirmative vote, by ballot or written consent, of a majority of the outstanding Company Common Shares is required for the adoption of this Agreement;

          WHEREAS, as a condition to its willingness to enter into this Agreement, Parent and Merger Sub have required that the stockholders listed on the Requisite Stockholder Schedule attached hereto (the "Requisite
                                                                ---------
Stockholders")  enter  into, and the Requisite Stockholders have agreed to enter
------------
into concurrently with the execution and delivery of this Agreement, that certain Consent and Voting Agreement with Parent and Merger Sub, of even date herewith (as amended from time to time in accordance with its terms, the "Voting
                                                                          ------
Agreement")  and  to  execute and deliver the Stockholder Consent in the form of
---------
Exhibit  A  to  the  Voting  Agreement (collectively, the "Requisite Stockholder
----------                                            --------------------------
Consent") within seven days of the execution and delivery of this Agreement; and
-------

          WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger, and also to prescribe various conditions to the Merger.

               NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE 1

                                   THE MERGER

     1.01     The  Merger.  At  the Effective Time (as defined in Section 1.02),
              -----------                                         ------------
subject to the terms and conditions of this Agreement and in accordance with the provisions of the DGCL, Merger Sub shall be merged (the "Merger") with and into
                                                          ------
the Company. Following the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation
(sometimes  hereinafter  referred  to  as the "Surviving Corporation") and shall
                                               ---------------------
continue  to  be  governed  by  the  laws  of  the  State  of  Delaware.

     1.02     Effective  Time.  As soon as practicable following the Closing (as
              ---------------
defined  in  Section  1.07),  and  provided  that  this  Agreement  has not been
             -------------
terminated or abandoned pursuant to Article 7 hereof, the Company and Merger Sub
                                    ---------
will cause a Certificate of Merger in a form reasonably acceptable to the parties and meeting the requirements of the DGCL (the "Certificate of Merger")
                                                         ---------------------
to be duly executed, acknowledged and filed, in the manner required by the DGCL, with the Secretary of State of the State of Delaware, and the parties shall take such other and further actions as may be required by law to make the Merger effective. The time the Merger becomes effective in accordance with applicable law is referred to herein as the "Effective Time."
                                         ---------------

     1.03     Effects  of  the  Merger.  The  Merger  shall have the effects set
              ------------------------
forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     1.04  Certificate of Incorporation and Bylaws of the Surviving Corporation.
           ---------------------------------------------------------------------

          (a)  The Certificate of Incorporation of the Company may be amended in the Merger in any way that meets the requirements of the DGCL and is not inconsistent with the provisions of Section 5.07 hereof and, whether or not so
                                      ------------
amended, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with the provisions thereof and hereof and applicable law.

          (b) The Bylaws of Merger Sub in effect at the Effective Time shall be the Bylaws of the Surviving Corporation, subject to the provisions of Section
                                                                         -------
5.07(a)  of  this  Agreement,  until  amended  in accordance with the provisions
------
thereof  and  hereof  and  applicable  law.

     1.05     Directors.  The  directors  of Merger Sub immediately prior to the
              ---------
Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal in accordance with applicable law and the Surviving Corporation's Certificate of Incorporation and Bylaws.

     1.06     Officers.  The  officers  of  the Company immediately prior to the
              --------
Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

     1.07     Closing.  Subject  to  the  conditions  contained  in  this
              -------
Agreement, the closing of the Merger (the "Closing") shall take place (i) at the
                                           -------
offices of Kirkland & Ellis, 200 E. Randolph Drive, Chicago, Illinois 60601, as promptly as practicable but in no event later than the third business day following the satisfaction (or waiver if permissible) of the conditions set forth in Article 6 or (ii) at such other place and time and/or on such other date as the Company and Merger Sub may agree in writing. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."
                                                          -------------

     1.08     Additional  Action.  If, at any time after the Effective Time, the
              ------------------
Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances in law or any other acts are necessary or desirable to (a) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of the Company or Merger Sub, or (b) otherwise carry out the provisions of this Agreement, the Company, Merger Sub and its respective officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, assignments and assurances in law and to take all acts necessary, proper or desirable to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Corporation and otherwise to carry out the provisions of this Agreement, and the officers and directors of the Surviving Corporation are authorized in the name of the Company, Merger Sub or otherwise to take any and all such action.


                                    ARTICLE 2

                    EFFECT OF THE MERGER ON THE CAPITAL STOCK
                          OF THE COMPANY AND MERGER SUB

     2.01  Effect  on  Shares  of  Capital  Stock.
           --------------------------------------

          (a)  Common  Stock  of  the  Company.  As  of  the  Effective Time, by
               -------------------------------
virtue of the Merger and without any additional action on the part of the holder of any Common Shares, the Company or Merger Sub, each Common Share that is issued and outstanding immediately prior to the Effective Time (other than (i) Dissenting Shares and (ii) Common Shares to be canceled pursuant to Section
                                                                         -------
2.01(b))  shall  be  canceled  and  extinguished and converted into the right to
-------
receive  $0.41  in  cash  (the  "Merger  Consideration"),  payable to the holder
                                 ---------------------
thereof, without interest thereon, less any applicable withholding of taxes, upon the surrender of the certificate formerly representing such Common Share in the manner provided in Section 2.03. All such Common Shares, when so converted,
                       ------------
shall no longer be outstanding and shall automatically be canceled and each holder of a certificate or certificates representing any such Common Shares shall cease to have any rights with respect thereto, except the right to receive the consideration specified in the preceding sentence.

          (b)  Cancellation of Certain Common Shares.  As of the Effective Time,
               -------------------------------------
by virtue of the Merger and without any additional action on the part of the holder of any Common Shares, the Company, Parent or Merger Sub, each Common Share that is owned by the Company or any wholly-owned subsidiary as treasury stock or owned by Parent, Merger Sub or any of their respective affiliates immediately prior to the Effective Time, if any, shall automatically be canceled and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.

          (c)  Capital  Stock  of  Merger  Sub.  As  of the Effective Time, each
               -------------------------------
share  of  common  stock,  par  value $.01 per share, of Merger Sub ("Merger Sub
                                                                      ----------
Common  Stock")  issued  and outstanding immediately prior to the Effective Time
-------------
shall, by virtue of the Merger and without any additional action on the part of the holder, the Company, Parent or Merger Sub, be converted into one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock").
                                           ----------------------------------
Each certificate that, immediately prior to the Effective Time, represented issued and outstanding shares of Merger Sub Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the shares of the Surviving Corporation Common Stock into which such shares have been converted pursuant to the terms hereof; provided that the record holder thereof shall receive, upon surrender of any
--------  ----
such certificate, a certificate representing the shares of Surviving Corporation Common Stock into which the shares of Merger Sub Common Stock formerly represented thereby shall have been converted pursuant to the terms hereof.

          (d)  Dissenting Shares.  Notwithstanding anything in this Agreement to
               -----------------
the contrary, any Common Shares issued and outstanding immediately prior to the Effective Time and held by a holder (a "Dissenting Stockholder") who has not
                                            ----------------------
voted in favor of the Merger or consented thereto in writing and who has properly demanded appraisal for such Common Shares in accordance with the DGCL ("Dissenting Shares") shall not be converted into a right to receive the Merger
  ------------------
Consideration  at  the Effective Time in accordance with Section 2.01(a) hereof,
                                                         ---------------
but shall represent and become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the laws of the State of Delaware, unless and until such holder fails to perfect or withdraws or otherwise loses such holder's right to appraisal and payment under the DGCL. If, after the Effective Time, such holder fails to perfect or withdraws or otherwise loses such holder's right to appraisal, such former Dissenting Shares held by such holder shall be treated as if they had been converted as of the Effective Time into a right to receive, upon surrender as provided above, the Merger Consideration, without any interest thereon, in accordance with Section
                                                                         -------
2.01(a).  The  Company  shall  give  Parent  and Merger Sub prompt notice of any
------
demands received by the Company for appraisal of Common Shares, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company with respect thereto, and Merger Sub shall have the right to direct all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Merger Sub, (x) make any payment with respect to any such demand, (y) settle or offer to settle any such demand or (z) waive any failure to timely deliver a written demand for appraisal or waive any failure to timely take any other action to perfect appraisal rights in accordance with the DGCL.

     2.02  Options;  Stock  Plan.
           ---------------------

          (a)  For  purposes  of  this Agreement, the term "Vested Option" means
                                                            -------------
each outstanding unexercised option to purchase Common Shares which is vested and exercisable (or will become vested and exercisable as a result of the Transactions) and granted to any current or former employee or director of the Company or any subsidiary of the Company under the ROCKSHOX, INC. 1996 Stock Plan (the "1996 Option Plan"), the ROCKSHOX, INC. 1998 Stock Option Plan, under
            ----------------
any stock option plan or similar plan of the Company or in connection with any employment, consulting or similar agreement with the Company prior to the date hereof (collectively, the "Stock Plans"). The term "Unvested Option" means each
                            -----------              ---------------
outstanding unexercised option to purchase Common Shares which is not vested and exercisable (and will not become vested and exercisable as a result of the Transaction) granted to any current or former employee or director of the Company or any subsidiary of the Company under the Stock Plans.

          (b) The number of Common Shares subject to Vested Options and the name and address of the record holder of each Vested Option and Unvested Option is set forth in Section 3.03(a) of the Disclosure Schedule attached hereto. As part
                     -------
of the Transactions, the Company shall take all actions necessary so that at the Effective Time, all Vested Options and Unvested Options shall be canceled. In consideration of such cancellation and subject to the condition set forth in
Section 2.02(c), each holder of a Vested Option canceled in accordance with this
---------------
Section  2.02(b)  will  be  entitled  to  receive in settlement of such a Vested
---------------
Option immediately following the Effective Time, a cash payment from the Payment Fund (as defined in Section 2.03), subject to any required withholding of taxes,
                    ------------
equal to the product of (i) the total number of Common Shares previously subject to such a Vested Option and (ii) the excess, if any, of the Merger Consideration per Common Share less the applicable exercise price per Common Share subject to such a Vested Option (in the aggregate, the "Option Consideration").
                                                     ---------------------

          (c) The right of each holder of a Vested Option to receive the Option Consideration described in Section 2.02(b) is contingent upon such holder
                              ----------------
providing the Company, Parent and Merger Sub with a written acknowledgment of such holder that (i) the payment of the Option Consideration will satisfy in full the Company's obligation to such person pursuant to such Vested Option and
(ii) subject to the payment of the Option Consideration, such Vested Option held by such holder shall, without any action on the part of the Company or the holder, be deemed terminated, canceled, void and of no further force and effect as between the Company and the holder and neither party shall have any further rights or obligations with respect thereto. The form of the written acknowledgment to be provided to the Company, Parent and Merger Sub by each holder of a Vested Option shall be reasonably acceptable to the Company and Parent.

          (d) Prior to the Effective Time, the Company shall take all actions (including, if appropriate, amending the terms of the relevant Stock Plans or amending or waiving relevant agreements or using its reasonable best efforts to obtain a written acknowledgment from each holder of an Option) that are necessary to give effect to the transactions contemplated by this Section 2.02.
                                                                   ------------

          (e) Except as otherwise provided herein or agreed to in writing by Merger Sub and the Company or as may be necessary to administer Options remaining outstanding following the Effective Time, the Stock Plans shall terminate effective as of the Effective Time and no participant in the Stock Plans shall thereafter be granted any rights thereunder to acquire any equity securities of the Company, the Surviving Corporation or any subsidiary thereof.

     2.03  Payment  for  Common  Shares  and  Vested  Options  in  the  Merger.
           -------------------------------------------------------------------

          (a) At or prior to the Effective Time, Parent shall appoint a commercial bank or trust company to act as exchange and paying agent, registrar and transfer agent (the "Agent") for the purpose of (i) exchanging certain
                             -----
certificates representing, immediately prior to the Effective Time, Common Shares for the aggregate Merger Consideration and (ii) making payment of the aggregate Option Consideration in exchange for the cancellation of all Vested Options. At or prior to the Effective Time, Merger Sub shall deposit, or Parent shall otherwise take all steps necessary to cause to be deposited, in trust for the benefit of the holders of Common Shares and Vested Options, as the case may be, cash in an aggregate amount equal to the sum of (A) the product of (1) the number of Common Shares issued and outstanding at the Effective Time and entitled to receive the Merger Consideration in accordance with Section 2.01(a)
                                                                 ---------------
and (2) Merger Consideration and (B) the amount necessary for the payment in full of the Option Consideration (such aggregate amount being hereinafter referred  to  as  the  "Payment  Fund").  For purposes of determining the Merger
                        -------------
Consideration to be deposited, Merger Sub shall assume that no holder of Common Shares will perfect his or its right to appraisal of his or its Common Shares under the DGCL. The Agent shall, pursuant to instructions provided by Merger Sub, make the payments provided for in Section 2.01 and Section 2.02 of this
                                           ------------     ------------
Agreement out of the Payment Fund (it being understood that any and all interest earned on funds made available to the Agent pursuant to this Agreement shall be turned over to the Surviving Corporation). The Payment Fund shall not be used for any other purpose except as provided in this Agreement.

          (b) Promptly after the Effective Time, the Surviving Corporation shall cause the Agent to mail to each record holder of certificates (the "Certificates") that immediately prior to the Effective Time represented Common Shares (i) a notice of the effectiveness of the Merger, (ii) a form letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Agent and (iii) instructions for use in surrendering such Certificates and receiving the Merger Consideration in respect thereof.

          (c) Upon surrender to the Agent of a Certificate, together with such letter of transmittal duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange for Common Shares represented by such Certificate (other than Common Shares to be canceled pursuant to Section 2.01(b)), cash in an
                                                    ---------------
amount equal to the product of (A) the number of Common Shares formerly represented by such Certificate and (B) the Merger Consideration, and such Certificate shall forthwith be canceled. No interest will be paid or accrued on the consideration payable upon the surrender of any Certificate. If the consideration provided for herein is to be delivered in the name of a person other than the person in whose name the Certificate surrendered is registered, it shall be a condition of such delivery that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such delivery shall pay any transfer or other taxes required by reason of such delivery to a person other than the registered holder of the Certificate surrendered of the Merger Consideration, or that such person shall establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. Until surrendered in accordance with the provisions  of  this  Section  2.03,  each  Certificate (other than Certificates
                      -------------
representing  Dissenting  Shares  or  Common  Shares  to be canceled pursuant to
Section 2.01(b)) shall represent, for all purposes, only the right to receive an
     ----------
amount in cash equal to the Merger Consideration multiplied by the number of Common Shares formerly evidenced by such Certificate.

          (d) The consideration issued upon the surrender of Certificates in accordance with this Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such Common Shares formerly represented thereby. After the Effective Time, there shall be no transfers on the stock transfer books of the Surviving Corporation of any Common Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged (and be entitled to payment of Merger Consideration) as provided in this Article 2.
                    ----------

          (e) Any portion of the Payment Fund (including any amounts that may be payable to the former stockholders of the Company in accordance with the terms of this Agreement) which remains unclaimed by the former stockholders of the Company for one year after the Effective Time shall be returned to the Surviving Corporation, upon demand, and any former stockholders of the Company who have not theretofore complied with this Article 2 shall, subject to Section 2.03(g),
                                    ---------                   ---------------
thereafter look only to the Surviving Corporation only as general unsecured creditors thereof for payment of any Merger Consideration, without any interest or dividends thereon, that may be payable in respect of each Common Share held by such stockholder. The Agent shall retain the right to invest and reinvest the Payment Fund on behalf of the Surviving Corporation in securities listed or guaranteed by the United States government or certificates of deposit of commercial banks that have, or are members of a group of commercial banks that has, consolidated total assets of not less than $500,000,000 and the Surviving Corporation shall receive the interest earned thereon.

          (f) None of Parent, Merger Sub, the Company or Agent shall be liable to a holder of Certificates or any other person in respect of any cash or other consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any Certificates shall not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration, dividends (whether in cash, stock or property) or other distributions with respect to Common Shares in respect of such Certificate would otherwise escheat to or become the property of any Governmental Authority (as defined in Section 3.06(b)) any such shares,
                                               ---------------
cash, dividends or distributions in respect of such Certificate shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

          (g) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance acceptable to Merger Sub) of that fact by the person (who shall be the record owner of such Certificate) claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Agent will issue in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration deliverable in respect thereof pursuant to this Agreement.

          (h)  Required  Withholding.  Each of the Agent, Parent, Merger Sub and
               ---------------------
the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any holder of Common Shares or Vested Options pursuant to this Agreement such amounts as may be required to be deducted or withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any applicable provision of state,
                                   ----
local or foreign tax law. To the extent that amounts are so deducted or withheld, such amounts shall be treated for all purposes of this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

     2.04  Adjustment  of the Merger Consideration and the Option Consideration.
           --------------------------------------------------------------------
The Merger Consideration and the Option Consideration, each payable pursuant to this Article 2, have been calculated based upon the representations and
      ----------
warranties  made  by  the  Company  in  Section 3.03.  In the event that, at the
                                        ------------
Effective Time, (i) the actual number of Common Shares outstanding and/or the actual number of Common Shares issuable upon the exercise of Vested Options or similar agreements or upon conversion of securities (including without limitation, as a result of any stock split, reclassification, stock dividend (including any dividend or distribution of securities convertible into Common Shares) or recapitalization) is greater than as described in Section 3.03, (ii)
                                                              ------------
if the weighted average exercise price of the Options is lower than described in
Section  3.03  hereof  or (iii) if any Person (other than the Company or another
-------------
wholly-owned subsidiary of the Company) owns shares of capital stock of, or otherwise has an equity interest in, any subsidiary of the Company, the Merger Consideration and the Option Consideration shall be appropriately adjusted downward. The provisions of this Section 2.04 shall not, in any event,
                                      -------------
adversely affect, constitute a waiver of or otherwise impair any of Parent's or Merger Sub's rights under this Agreement (including any of Parent's or Merger Sub's rights arising from any misrepresentation or breach of the representations and warranties set forth in Section 3.03 hereof).
                                 -------------


                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth in the disclosure schedule delivered by the Company to Parent and Merger Sub prior to the execution of this Agreement (the "Company
                                                                         -------
Disclosure  Schedule"), the Company represents and warrants to Parent and Merger
--------------------
Sub  as  of  the  date  hereof  and  as  of  the  Effective  Time  that:

     3.01     Organization  and Qualification.  The Company and each of its
              -------------------------------
subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its state or jurisdiction of incorporation and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on the Company Business (as defined below) as now being conducted except where the failure to be so organized, formed, existing or in good standing or to have such governmental approvals would not, individually or in the aggregate, have a Company Material

Adverse  Effect  (as  defined below).  The "Company Business" means the business
                                            ----------------
currently conducted and currently proposed to be conducted by the Company and its subsidiaries, taken as a whole. The Company and each of its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. As used in this Agreement, the term "Company Material
                                                                ----------------
Adverse  Effect"  means  any  effect,  circumstance,  occurrence, event, fact or
---------------
change in the business of the Company and its subsidiaries that (i) is, or is reasonably likely to be, materially adverse to the business, operations, value, assets, liabilities (actual or contingent), properties, financial or other condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole (excluding any circumstance or event generally affecting the bicycle industry in which the Company and its subsidiaries operate which does not have a disproportionate effect on the Company Business), or (ii) prevents or materially delays, or is reasonably likely to prevent or materially delay, the ability of the Company and its subsidiaries to perform their obligations under this Agreement or to consummate the Transactions in accordance with the terms hereof.

     3.02  Charter  Documents  and Bylaws.  The Company has heretofore furnished
           ------------------------------
to Parent a complete and correct copy of the certificate of incorporation and the bylaws of the Company in full force and effect immediately prior to the Effective Time. The Company is not in violation of any of the provisions of its certificate of incorporation or bylaws. The Company has heretofore made available to Parent a complete and correct copy of the certificate of incorporation and the bylaws (or equivalent organizational documents) of each subsidiary of the Company in full force and effect immediately prior to the Effective Time. No subsidiary of the Company is in violation of any of the provisions of its certificate of incorporation or bylaws (or equivalent organizational documents).

     3.03  Capitalization.
           --------------

          (a) The authorized capital stock of the Company consists of 50,000,000 Common Shares and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). As of the date of this Agreement, (i)
                       ---------------
13,761,147 Common Shares were issued and outstanding, (ii) no shares of Preferred Stock were issued and outstanding, (iii) 2,435,868 Common Shares were reserved for issuance pursuant to the Stock Plans, of which 1,939,380 Common Shares are subject to outstanding Options and (iv) 746,244 Common Shares were held by the Company in its treasury. The weighted average exercise price for such outstanding Options described in clause (iii) of the immediately preceding sentence is $1.29. Except as set forth in this Section 3.03, there are not now,
                                                ------------
and at the Effective Time there will not be, any options, warrants, calls, subscriptions, or other rights, or other agreements or commitments of any character relating to, the issued or unissued capital stock of the Company or obligating the Company to issue, transfer or sell any shares of capital stock of, or other equity interests in, the Company or any subsidiary of the Company. The Company has not issued any "Stock Purchase Rights" (as defined in the 1996 Option Plan) pursuant to the 1996 Option Plan or any other Stock Plan. Section
                                                                         -------
3.03(a) of the Company Disclosure Schedule sets forth the name of each holder of
-------
an Option, together with the grant date, vesting schedule, exercise price and number of Common Shares subject to each such Option. All Common Shares subject to such Options, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All issued and outstanding Common Shares are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All of the outstanding shares of capital stock of, or other equity interests in, each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company free and clear of all Liens (as defined below). There are no outstanding options, warrants, calls, subscriptions, convertible securities or other rights, or other agreements or commitments, obligating any subsidiary of the Company to issue, transfer or sell any shares of its capital stock or other equity interests. There are no outstanding obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity interests in, the Company or any subsidiary of the Company.

          (b)  Other  than  as  set  forth  in  Section  3.03(b)  of the Company
                                                ----------------
Disclosure Schedule and the Voting Agreement, there are no stockholders agreements, voting trusts or other agreements or understandings relating to voting or disposition of any shares of capital stock of the Company or granting to any person or group of persons the right to elect, or to designate or nominate for election, a director to the Company Board.

     3.04  Authority  Relative  to  this  Agreement.  The  Company  has the
           ----------------------------------------
requisite corporate power and authority to execute and deliver this Agreement and, subject to the Requisite Stockholder Consent, which is being sought following the execution of this Agreement, the Company has the requisite corporate power and authority to consummate the Transactions. After delivery of the Requisite Stockholder Consent, the execution and delivery of this Agreement and the consummation of the Merger and the other Transactions have been duly and validly authorized by all necessary corporate action by the Company and no other corporate proceedings on the part of the Company are necessary to authorize the Company's execution and delivery of this Agreement or to consummate the Transactions. This Agreement has been duly and validly executed and delivered by the Company, and (assuming this Agreement constitutes a valid and binding obligation of Parent and Merger Sub and assuming the execution of the Requisite Stockholder Consent) constitutes and will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity. The only action required to be taken by the stockholders of the Company in order to consummate the Merger is the execution and delivery of the Requisite Stockholder Consent.

     3.05  Company  Subsidiaries.  Section  3.05  of  the  Company  Disclosure
           ---------------------   -------------
Schedule contains a correct and complete list of each subsidiary of the Company, the name and location of the business owned or operated by each such subsidiary and the jurisdiction in which each such subsidiary is incorporated. Section
                                                                         -------
3.05  of  the  Company Disclosure Schedule sets forth for each subsidiary of the
----
Company: (i) its authorized capital stock; (ii) the number of issued and outstanding shares of capital stock; and (iii) the holder or holders of such shares. Except for the capital stock of its subsidiaries, the Company does not own, directly or indirectly, any capital stock or other ownership interest in any Person. No subsidiary of the Company owns, directly or indirectly, any capital stock or other ownership interest in any Person, except for the capital stock and/or other ownership interest in another wholly-owned subsidiary of the Company.

     3.06  No  Violation;  Required  Filings  and  Consents.
           ------------------------------------------------

          (a) The execution and delivery by the Company of this Agreement does not, and the performance of this Agreement by the Company and the consummation of the Transactions will not (including the delivery of the Requisite Stockholder Consent), (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws or conflict with or violate any provision of the certificate of incorporation or bylaws or equivalent organization documents of any subsidiary of the Company, (ii) assuming that all consents, approvals, authorizations and other actions described in Section
                                                                         -------
3.06(b)  have been obtained and all filings and obligations described in Section
------                                                                  -------
3.06(b) have been made or complied with, conflict with or violate any foreign or
------
domestic (federal, state or local) law, statute, ordinance, rule, regulation, permit, license, injunction, writ, judgment, decree or order (each, a "Law" and,
                                                                       ---
collectively, "Laws") applicable to the Company or any of its subsidiaries or by
               ----
which  any asset of the Company or any of its subsidiaries is bound or affected,
(iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or require any payment under, or give rise to a loss of any benefit to which the Company or any subsidiary of the Company is entitled under any provision of any Material Contract (as defined in Section 3.17) or (iv) result in the creation or imposition of a lien, claim, security interest or other charge, title imperfection or encumbrance (each, a "Lien" and,
                                                                  ----
collectively,  "Liens")  on  any  asset  of the Company or any subsidiary of the
                -----
Company  (other than Permitted Liens (as defined in Section 3.23 below)), except
                                                    ------------
in  the  case  of  clauses  (ii), (iii) and (iv) of this Section 3.06(a), to the
                                                         ---------------
extent that any such conflict, violation, breach, default, right, loss or Lien would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (b) The execution and delivery by the Company of this Agreement does not, and the performance of this Agreement and the consummation by the Company of the Transactions will not, require any consent, approval, authorization or permit of, or filing with or notification to, any domestic (federal, state or local) or foreign government or governmental, regulatory or administrative authority, agency, commission, board, bureau, court of instrumentality or arbitrator of any kind ("Governmental Authority"), on part of the Company except
                         ----------------------
for (i) the filing with the SEC of (y) the Information Statement (as defined herein) relating to the Merger and (z) such reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required in
                                           ------------
connection with this Agreement, the Voting Agreement and the Transactions, (ii) filings with the OTC Bulletin Board (the "OTCBB") relating to the delisting of
                                            -----
the  Common  Shares,  (iii)  the  filing  of  the Certificate of Merger with the
Secretary of State of the State of Delaware and the filing of appropriate documents with the relevant authorities of other states in which the Company is qualified to do business and (iv) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices as are set forth in Section 3.06(b) of the Company Disclosure Schedule.
    ----------------

     3.07  SEC  Reports;  Financial  Statements;  Undisclosed  Liabilities.
           ---------------------------------------------------------------

          (a) The Company has filed all forms, reports, statements, schedules and other documents with the United States Securities and Exchange Commission (the "SEC") required to be filed by it since and including [June 29,
                  ---
2000] pursuant to the federal securities laws and the SEC rules and regulations thereunder (the "SEC Reports"). The Company has delivered or made available to
                  -----------

Parent copies of all such SEC Reports. The SEC Reports, as well as all forms, reports, statements, schedules and other documents to be filed by the Company with the SEC after the date hereof and prior to the Effective Time (the "Future
                                                                          ------
SEC  Reports"),  (i)  were  and  will  be  prepared  in all material respects in
------------
accordance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the published rules and regulations of
 ---------------
the SEC thereunder, each as applicable to such SEC Reports and such later filed Future SEC Reports and (ii) did not and will not as of the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were and will be made, not misleading. No subsidiary of the Company is subject to the periodic reporting requirements of the Exchange Act. As of the date hereof, there are no material unresolved comments issued by the staff of the SEC with respect to any of the SEC Reports.

          (b) Each of the consolidated financial statements (including, in each case, any notes thereto) of the Company included in the SEC Reports or any Future SEC Report has been, and in the case of any Future SEC Report will be, prepared in all material respects in accordance with the published rules and regulations of the SEC (including Regulation S-X) and in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as otherwise stated in such financial statements, including the related notes) and each fairly presents, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries as of the respective dates thereof and for the respective periods indicated therein, except as otherwise set forth in the notes thereto (subject, in the case of unaudited statements, to the absence of footnotes thereto and to normal and recurring year-end adjustments).

          (c) At the date of the most recent audited financial statements of the Company included in the SEC Reports, neither the Company nor any of its subsidiaries had, and since such date neither the Company nor any of its subsidiaries has incurred, any liabilities or obligations of any nature (whether accrued, absolute, contingent, determinable or otherwise) which, individually or in the aggregate, would be required to be disclosed in a balance sheet (or the footnotes thereto) of the Company prepared in accordance with United States generally accepted accounting principles except liabilities incurred in the ordinary and usual course of business and consistent with past practice, liabilities expressly incurred in connection with the Transactions and liabilities that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (d) None of the Company or any of its subsidiaries is indebted to any director or officer of the Company or any of its subsidiaries (except for amounts due as normal salaries and bonuses, in reimbursement of ordinary business expenses and directors' fees) and no such person is indebted to the Company or any of its subsidiaries, and there have been no other transactions of the type required to be disclosed pursuant to Items 402 or 404 of Regulation S-K promulgated by the SEC.

          (e) The Company has heretofore furnished or made available to Parent a complete and correct copy of any amendments or modifications which have not yet been filed with the SEC to SEC Reports which previously had been filed by the Company with the SEC pursuant to the Securities Act and the rules and regulations promulgated thereunder or the Exchange Act and the rules and regulations promulgated thereunder.

     3.08  Compliance with Applicable Laws.  Except as qualified by another
           -------------------------------
representation or warranty, (i) neither the Company nor any of its subsidiaries is in violation of any Order (as defined in Section 6.01(b)) of any Governmental
                                            ---------------
Authority or any Law of any Governmental Authority applicable to the Company or any subsidiary of the Company or any of their respective properties or assets and (ii) the business operations of the Company and its subsidiaries have been conducted in compliance with all Laws of any Governmental Authority, except for possible violations which would not, individually or in the aggregate, have a Company Material Adverse Effect.

     3.09  Absence of Certain Changes or Events.  Except as contemplated by this
           ------------------------------------
Agreement, since June 30, 2001, the Company and its subsidiaries have conducted the Company Business only in the ordinary course and in a manner consistent with past practice and there has not been:

               (a) any change in any method of accounting or accounting practice by the Company or any of its subsidiaries, except for any such change required by reason of a concurrent change in United States generally accepted accounting principles;

               (b) any revaluation by the Company or any of its subsidiaries of a material asset (including, without limitation, any writing down of the value of inventory or writing off of notes or accounts receivable);

               (c) any transaction or commitment made, or any contract or agreement entered into, by the Company or any of its subsidiaries relating to its assets or the Company Business (including, without limitation, the acquisition, disposition, leasing or licensing of any tangible or intangible assets, including any Company Intellectual Property) or, to the knowledge of the Company, any relinquishment by the Company or any of its subsidiaries of any contract or other right, in either case, material to the Company and its subsidiaries taken as a whole, other than transactions and commitments in the ordinary course of business consistent with past practice and those contemplated by this Agreement;

               (d) any declaration, setting aside or payment of any dividend (whether in cash, stock or property) or other distribution in respect of the Company's capital stock or any redemption, purchase or other acquisition of any of the Company's securities;

               (e) any split, combination or reclassification of any of the Company's capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

               (f) any amendment of any material term of any outstanding security of the Company or any of its subsidiaries;


               (g) any issuance by the Company or any of its subsidiaries of any notes, bonds or other debt securities or any capital stock or other equity securities or any securities convertible, exchangeable or exercisable into any capital stock or other equity securities, except for the issuance of any Common Shares pursuant to the exercise of any Options in existence prior to the date hereof;

               (h) any incurrence, assumption or guarantee by the Company or any of its subsidiaries of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices;

               (i) any creation or assumption by the Company or any of its subsidiaries of any Lien on any material asset(s) (alone or in the aggregate) other than in the ordinary course of business consistent with past practice;

               (j) any making of any loan, advance or capital contributions to or investment in any entity or person other than loans, advances or capital contributions to or investments in wholly-owned subsidiaries made in the ordinary course of business consistent with past practice;

               (k) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the Company Business or the assets of the Company or any of its subsidiaries which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect, or any other event, change or circumstance that has or is reasonably likely to have a Company Material Adverse Effect;


               (l)  any  material  increase  in  the  benefits  under,  or  the establishment, material amendment or termination of, any Benefit Plan (as defined in Section 3.13(b)) covering current or former employees, officers or
             ----------------
directors of the Company or any of its subsidiaries, or any material increase in the compensation payable or to become payable to or any other material change in the employment terms for any directors or officers of the Company or any of its subsidiaries or any other employee earning noncontingent cash compensation in excess of $100,000 per year;

               (m) any entry by the Company or any of its subsidiaries into any employment, consulting, severance, termination or indemnification agreement with any director or officer of the Company or any of its subsidiaries or entry into any such agreement with any person for a noncontingent cash amount in excess of $100,000 per year or outside the ordinary course of business;

               (n) any labor dispute with the Company's employees generally or, to the knowledge of the Company, any activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any of its subsidiaries, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees; or

               (o) any authorization of, or agreement by the Company or any of its subsidiaries to take, any of the actions described in this Section 3.09,
                                                                   ------------
except  as  expressly  contemplated  by  this  Agreement.



     3.10  Change  of  Control.  The  Transactions  will  not  constitute a
           -------------------
"change of control" under, require the consent from or the giving of notice to a
 -----------------
third party pursuant to, permit a third party to terminate or accelerate vesting or repurchase rights, or create any other detriment under the terms, conditions or provisions of any Contract or obligation to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties or assets may be bound.

     3.11  Litigation.  There  is  no  suit,  claim,  action, proceeding or
           -----------
investigation pending (for which notice has been delivered to the Company) or, to the knowledge of the Company, pending (for which notice has not been delivered to the Company) or threatened against the Company or any of its subsidiaries, at law or in equity, that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its subsidiaries is subject to any outstanding order, writ, injunction or decree that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

     3.12  Information  Statement.
           ----------------------

          (a) Each document required to be filed by the Company with the SEC in connection with the Transactions (the "Company Disclosure Documents"),
                                                 ----------------------------
including, without limitation, the information statement of the Company containing information required by Regulation 14C and Schedule 14 C under the Exchange Act, and, if applicable, Rule 13e-3 and Schedule 13E-3 under the
Exchange  Act  (together  with  all  amendments  and  supplements  thereto,  the
"Information  Statement"),  to  be  filed  with  the  SEC in connection with the
 ----------------------
Merger, will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. The representations and warranties contained in this Section 3.12(a) will not apply to statements or omissions
                     ----------------
included in the Company Disclosure Documents based upon information furnished to the Company in writing by Parent or Merger Sub specifically for use therein.

          (b) At the time the Information Statement or any amendment or supplement thereto is first mailed to stockholders of the Company, the Information Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. At the time of the filing of any Company Disclosure Document other than the Information Statement and at the time of any distribution thereof, such Company Disclosure Document will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 3.12(b) will not apply
                                                  ---------------
to statements or omissions included in the Company Disclosure Documents based upon information furnished to the Company in writing by Parent or Merger Sub specifically for use therein.

     3.13  Benefit  Plans.
           --------------

          (a)  Except  as  set  forth  on  Section  3.13  of  the  Company
                                           -------------
Disclosure Schedule, there exist no employment, consulting, severance or termination agreements, arrangements or understandings between the Company or any of its subsidiaries and any individual current or former employee, officer or director of the Company or any of its subsidiaries with respect to which the annual cash, noncontingent payments thereunder exceed $100,000 or where the contingent and noncontingent annual compensation is reasonably likely to exceed $100,000.

          (b)  Section  3.13(b)  of  the  Company  Disclosure  Schedule contains
               ----------------
a  complete  list  of  all  (i)  "employee pension benefit plans" (as defined in
Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (collectively, the "Pension Plans"), including any such Pension Plans
  -----                        -------------
that are "multiemployer plans" (as such term is defined in Section 4001(a)(3) of ERISA) (collectively, the "Multiemployer Pension Plans"), (ii) "employee welfare
                           ---------------------------
benefit plans" (as defined in Section 3(1) of ERISA) and all other benefit plans and (iii) other bonus, deferred compensation, severance pay, pension, profit-sharing, retirement, insurance, stock purchase, stock option, or other fringe benefit plan, arrangement or practice maintained, or contributed to, by the Company or any of its subsidiaries for the benefit of any current or former employees, officers or directors of the Company or any of its subsidiaries or with respect to which the Company has any liability (collectively, the "Benefit
                                                                         -------
Plans").  The Company has delivered to Parent correct and complete copies of (i)
-----
each Benefit Plan, (ii) the most recent annual report, with schedules and auditors' reports, on Form 5500 filed with the Internal Revenue Service with respect to each Benefit Plan, (iii) the most recent summary plan description for each Benefit Plan for which such summary plan description is required and (iv) each trust agreement and group annuity contract relating to any Benefit Plan.

          (c) All Pension Plans intended to be qualified plans have been the subject of favorable determination letters from the Internal Revenue Service to the effect that such Pension Plans are qualified and exempt from Federal income taxes under Section 401(a) and 501(a), respectively, of the Code, or are standardized master or prototype plans for which the Internal Revenue Service has issued a notification letter, and no such determination or notification letter has been revoked. To the knowledge of the Company, there is no reasonable basis for the revocation of any such determination letter.

          (d) None of the Benefit Plans is, and none of the Company or any of its subsidiaries has ever maintained or had an obligation to contribute to (i) a "single employer plan" (as such term is defined in Section 4001(a)(15) of ERISA) subject to Section 412 of the Code or Title IV of ERISA, (ii) a "multiple employer plan" (as such term is defined in ERISA), (iii) a funded welfare benefit plan (as such term is defined in Section 419 of the Code) or (iv) a Multiemployer Pension Plan. There are no unpaid contributions due prior to the date hereof with respect to any Benefit Plan that are required to have been made under the terms of such Benefit Plan, any related insurance contract or any applicable law. None of the Company or any of its subsidiaries has incurred any liability or taken any action, and the Company does not have any knowledge of, any action or event that could reasonably be expected to cause any one of them to incur any liability (i) under Section 412 of the Code or Title IV of ERISA with respect to any "single-employer plan" (as such term is defined in Section 4001(a)(15) of ERISA), (ii) on account of a partial or complete withdrawal (as such term is defined in Sections 4203 and 4205 of ERISA, respectively) with respect to any Multiemployer Pension Plan, or (iii) on account of unpaid contributions to any Multiemployer Pension Plan.

          (e) None of the Company nor any of its subsidiaries has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) or any other breach of fiduciary responsibility with respect to any Benefit Plan subject to ERISA that reasonably could be expected to subject the Company or any of its subsidiaries to (i) any material tax or penalty on prohibited transactions imposed by Section 4975 or (ii) any material liability under Section 502(i) or Section 502(l) of ERISA. As of the date of this Agreement, with respect to any Benefit Plan: (i) no filing, application or other matter is pending with the Internal Revenue Service, the Pension Benefit Guaranty Corporation, the United States Department of Labor or any other governmental body and (ii) there is no action, suit or claim pending, other than routine claims for benefits.

          (f) None of the Company or any of its subsidiaries has any obligation to provide any health benefits or other non-pension benefits to retired or other former employees, except as specifically required by Part 6 of Title I of ERISA ("COBRA").
  -----

          (g) Each Benefit Plan and any related trust, insurance contract or fund have been maintained, funded and administered in compliance in all material respects with its respective terms and in compliance in all material respects with all applicable laws and regulations, including, but not limited to, ERISA and the Code. No asset of the Company or any subsidiary is subject to any lien under ERISA or the Code. The Company and each subsidiary have complied in all material respects with the health care continuation requirements of Part 5 of Subtitle B of Title I of ERISA.

          (h) Neither the Company nor any subsidiary has any material liability or potential material liability under any employee benefit plan or arrangement with respect to any employee or former employee employed outside the United States (the "Non U.S. Plans"). Each Non U.S. Plan complies in form and
               ----------------
operation in all material respects with the applicable laws and regulations of the governing jurisdiction. Each Non U.S. Plan that provides retirement or similar benefits or other deferred compensation benefits is fully funded.

     3.14  Taxes.
           -----

          (a) The Company and each of its subsidiaries has timely filed all federal, state, local and foreign income Tax Returns (as hereinafter defined) required to be filed by it, and all other material Tax Returns required to be filed by it, and each such Tax Return has been prepared in compliance with all applicable laws and regulations and is true and correct in all respects;
(ii) the Company and each of its subsidiaries has paid (or the Company has paid on behalf of its subsidiaries) all Taxes (as hereinafter defined) required to be paid (subject to appropriate extension) in respect of the periods covered by such returns and has made adequate provision in the Company's financial statements for payment of all Taxes that have not been paid, whether or not shown as due and payable on any Tax Return, in respect of all taxable periods or portions thereof ending on or before the date hereof; and (iii) neither the Company nor any of its subsidiaries has incurred any liability for Taxes subsequent to the date of the most recent financial statements contained in the SEC Reports other than in the ordinary course of the Company Business.

          (b) (i) No Tax Return of the Company or any of its subsidiaries is under audit or examination by any taxing authority, and no written notice of such an audit or examination or any other audit or examination with respect to Taxes has been received by the Company or any of its subsidiaries; (ii) each deficiency resulting from any audit or examination relating to Taxes by any taxing authority has been paid, except for deficiencies currently being contested in good faith and for which adequate reserves, as applicable, have been established in the Company's financial statements in accordance with United States generally accepted accounting principles; (iii) there are no Liens for Taxes upon the assets of the Company or any of its subsidiaries except liens relating to current Taxes not yet due and payable; (iv) except for amounts which are not material, all Taxes which the Company or any of its subsidiaries are required by law to withhold or to collect for payment have been duly withheld, collected and paid over to the proper governmental entities; (v) none of the Company or any of its subsidiaries has consented to extend the time in which any Tax may be assessed or collected by any taxing authority; and (vi) to the knowledge of the Company, no written claim has been made by any taxing authority in a jurisdiction where the Company and its subsidiaries do not file Tax Returns that the Company or any of its subsidiaries is or may be subject to taxation in that jurisdiction, other than such claims which have been appropriately addressed or which would not reasonably be expected to have a Company Material Adverse Effect.

          (c) Neither the Company nor any of its subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement or arrangement (whether oral or in writing) that under any circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code or Section 162(m) of the Code.

          (d) Each of the Company and its subsidiaries has made available to Parent true, correct and complete copies of all federal income Tax Returns, and all other Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by any of the Company or any of its subsidiaries that have been filed by any of the Company or any of its subsidiaries for all taxable years not barred by the statute of limitations.

          (e) None of the Company or any of its subsidiaries (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company), (ii) is a party to or bound by any Tax allocation or Tax sharing agreement with any persons or entity other than the Company and its subsidiaries, (iii) has any liability for the Taxes of any Person (other than any of the Company or any of its subsidiaries) under Treas. Reg. Sec. 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise or (iv) has any material liability for the Taxes of any Person other than the Company, the subsidiaries of the Company or in connection with the acquisition, directly or indirectly, of any Person acquired by the Company or any of its subsidiaries.

          (f) None of the Company or any of its subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Code Sec. 481(c) (or any corresponding or similar provision of state, local or foreign income Tax Law);
(ii) "closing statement" as described in Code Sec. 7121 (or any corresponding or similar provision of state, local or foreign income Tax Law); or (iii) deferred intercompany gain or any excess loss account described in Treasury Regulations under Code Sec. 1502 (or any corresponding or similar provision of state, local or foreign income Tax Law).

          (g) The Company neither is, nor has been, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(4)(ii) of the Code.

          (h) Neither the Company nor any of its subsidiaries has, with regard to any assets or property held, acquired or to be acquired by any of them, filed a consent to the application of Section 341(f) of the Code, or agreed to have
Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by the Company or any of its subsidiaries.

          (i)  As  used  in  this  Section  3.14, the terms (i) "Tax" (and, with
                                   -------------                 ---
correlative  meaning,  "Taxes")  means: (A) any federal, state, local or foreign
                        -----
net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, value added, transfer, stamp or environmental tax, or any other tax of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Authority and (B) any liability of the Company or any of its subsidiaries for payments of a type described in clause (A) as a result of (I) any obligation of the Company or any of its subsidiaries under any tax sharing agreement or tax indemnity agreement or (II) the Company or any of its subsidiaries being a member of an affiliated group (other than one of which the Company is the parent); and (ii) "Tax Return" means any report, return or other
                                   ----------
information or document required to be supplied to or filed with a taxing authority in connection with Taxes.

     3.15  Intellectual  Property.
           ----------------------

          (a) The Company and each of its subsidiaries own and possess, free and clear of any Liens, or have a valid and enforceable license to use, all Intellectual Property (as defined below) necessary for the operation of the Company Business (the "Company Intellectual Property"). As used in this
                          -------------------------------
Agreement,  the term "Intellectual Property" means all of the following U.S. and
                      ---------------------
foreign: (i) registered and unregistered trademarks, service marks, slogans, trade names, corporate names, domain names, logos and trade dress (including the good will associated with each of the foregoing); (ii) patents, patent applications and invention disclosures; (iii) registered and unregistered copyrights, copyrightable works and mask works, including, but not limited to, copyrights in software and databases; (iv) computer software (including source code, object code, data, databases and related documentation); and (v) inventions (whether patentable or unpatentable and whether or not reduced to practice), improvements thereto, methods, devices, technology, trade secrets, confidential information, proprietary information, know-how, specifications, flowcharts, blueprints, schematics, protocols, programmer notes, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals.

          (b)  Section  3.15(b)  of the Company Disclosure Schedule sets forth a
               ----------------
complete and correct list of all of the following that are owned by the Company and its subsidiaries or used by the Company and its subsidiaries in the conduct of the Company Business: (i) patented or registered Intellectual Property, and pending patent applications or other applications for registrations of Intellectual Property; (ii) all trade names, corporate names, domain names and material unregistered trademarks, service marks and copyrights; (iii) all agreements pursuant to which the Company or any of its subsidiaries has obtained or granted the right to use any Intellectual Property (other than licenses of mass-marketed software acquired or licensed for a license fee of less than $10,000 per annum) (the items listed in this clause (iii) being collectively referred  to  herein  as  "License  Agreements");  and  (iv)  all other material
                           -------------------
Intellectual  Property.

          (c) Neither the Company nor any of its subsidiaries has infringed, misappropriated or conflicted with, and the operation of the Company Business as currently conducted or as currently proposed to be conducted will not infringe, misappropriate or otherwise conflict with, any Intellectual Property of any third party, neither the Company nor any of its subsidiaries are aware of any facts that indicate a likelihood of the foregoing and neither the Company nor any of its subsidiaries have received any notices regarding any of the foregoing (including, without limitation, any demands or offers to license any Intellectual Property from any third party). No claim by any third party contesting the validity, enforceability, use or ownership of any of the Company Intellectual Property is currently outstanding or, to the knowledge of the Company, is threatened. To the knowledge of the Company and its subsidiaries, the Company Intellectual Property has not been infringed, misappropriated or otherwise conflicted with by any third party, except for any such infringement, misappropriation or conflict which, individually or in the aggregate, would not be reasonably be expected to have a Company Material Adverse Effect. All of the Company Intellectual Property will be owned or available for use by the Company or such subsidiary on identical terms and conditions immediately subsequent to the Closing except for such changes which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. The Company and each of its subsidiaries have taken all reasonable and necessary actions to maintain and protect the Company Intellectual Property except for those actions which the failure to take, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

          (d) Neither the Company nor any of its subsidiaries have done anything to compromise the secrecy, confidentiality or value of any of the Company Intellectual Property. Each current management employee of the Company and its subsidiaries who either has access to the Company Intellectual Property, or develops or is actively involved in the development of any Company Intellectual Property, has executed a confidential nondisclosure and assignment of inventions agreement with the Company or such subsidiary. Each consultant having access to Company Intellectual Property, or performing work that reasonably requires assignment of inventions to the Company or its subsidiaries, has executed a confidentiality and assignment agreement restricting the disclosure of the Company Intellectual Property and assigning to the Company or its subsidiaries all inventions made by such consultant in the course of providing services to the Company or any of its subsidiaries. To the knowledge of the Company, no employees, officers or consultants of the Company or any of its subsidiaries, past or present, is in violation of any such agreement. No prior or current employee, officer or consultant of the Company or any of its subsidiaries has asserted any ownership interest in any Company Intellectual Property.

          (e) No loss or expiration of any of the Company Intellectual Property is threatened, pending or reasonably foreseeable, except for patents expiring at the end of their statutory terms (and not as a result of any act or omission by the Company or any of its subsidiaries, including, without limitation, a failure by the Company or any subsidiary to pay any required maintenance fees).

          (f) Neither Company nor any of its subsidiaries are aware of any Intellectual Property owned or used by a competitor or third party which reasonably could be expected to supersede or make obsolete any product or process of the Company or any of its subsidiaries or to limit the Company Business.

     3.16  Licenses  and  Permits.  The Company and its subsidiaries are
           ----------------------
in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for the Company and its subsidiaries to own, lease and operate its properties or to carry on the Company Business (the "Company Permits"), except where the failure to have any of the Company Permits,
 ---------------
individually or in the aggregate, would not have a Company Material Adverse Effect. As of the date hereof, all of the Company Permits (other than those excepted in the prior sentence) are in full force and effect and no violation, suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened, except where not being in full force and effect or the violation, suspension or cancellation of such Company Permits, individually or in the aggregate, would not have a Company Material Adverse Effect. Except where the failure of the following to be true would not reasonably be expected to have, either individually or in the aggregate, a Company Material Adverse Effect, none of the Company Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby.

     3.17  Material  Contracts.
           -------------------

          (a)  Section  3.17(a)  of  the  Company  Disclosure  Schedule  sets
               ----------------
forth a list (as of the date of this Agreement) of each (i) contract, instrument, permit, concession, franchise, license, loan or credit agreement, note, bond, mortgage, indenture, lease or other property agreement, partnership or joint venture agreement or other legally binding agreement, whether oral or written, applicable to the Company or any such subsidiary or their respective properties or assets (each a "Contract" and, collectively, "Contracts") for borrowed money or guarantees thereof involving a current availability of principal amount in excess of $100,000, (ii) all joint venture or other similar agreements to which the Company or any of its subsidiaries is a party, (iii) all lease agreements to which the Company or any of its subsidiaries is a party with annual lease payments in excess of $100,000, (iv) Contracts under which the Company or any of its subsidiaries has advanced or loaned any other Person or entity an amount in excess of $100,000, (v) Contracts or groups of related Contracts with the same party or group of parties requiring the payment or receipt of $100,000 or more per year which are not cancelable by the Company on 30-days-or-less notice without premium or penalty, (vi) warranty agreements with respect to the Company's or its subsidiaries' services rendered or products sold or leased, other than pursuant to the Company's standard warranty (a true and complete copy of which is attached to Section 3.17 of the Disclosure Schedule),
                                       ------------
(vii) agreements under which the Company has granted any person or entity registration rights (including, without limitation, demand and piggy-back registration rights), (viii) agreements under which the Company or any of its subsidiaries has granted any right of first refusal or similar right in favor of any third party with respect to any material portion of the Company's or any Company subsidiary's properties or assets, and (ix) Contracts containing non-compete covenants by the Company or any of its subsidiaries (the items listed in clauses (i) through (ix) hereof, collectively, the "Material
                                                                       --------
Contracts"). The Company has made available to Merger Sub a correct and complete copy of each Material Contract listed in Section 3.17(a) of the Company
                                                  ---------------
Disclosure  Schedule.

          (b) (i) Neither the Company nor any of its subsidiaries is, nor, to the Company's knowledge, is any other party, in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Material Contract or License Agreement (as defined in Section
                                                                         -------
3.15(b))  to  which it is a party and (ii) to the Company's knowledge, there has
------
not occurred any event that, with the lapse of time or giving of notice or both, would constitute such a default. All Contracts to which the Company or any of its subsidiaries is a party, or by which any of their respective assets are bound, are valid and binding, in full force and effect and enforceable against the Company or any such subsidiary, as the case may be, and to the Company's knowledge, the other parties thereto in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and to the general principles of equity.

          (c) No Material Contract or License Agreement will, by its terms, terminate as a result of the Transactions or require any consent from any party thereto in order to remain in full force and effect immediately after the Effective Time.

     3.18  Environmental  Matters.
           ----------------------

          (a) The Company and each of its subsidiaries have been and are in compliance with all applicable Environmental Laws (as defined below).

          (b) The Company and its subsidiaries possess all Environmental Permits (as defined below) required for the operation of the Company Business pursuant to Environmental Laws as in effect on or prior to the date hereof, all such Environmental Permits are in effect, there are no pending or, to the knowledge of the Company, threatened proceedings to revoke such Environmental Permits and the Company and its subsidiaries are in compliance with all terms and conditions thereof.

          (c) Neither the Company nor any of its subsidiaries has received any notification or is otherwise aware that the Company or any of its subsidiaries as a result of any of the current or past operations of the Company Business, or any property currently or formerly owned or leased in connection with the Company Business, is or is reasonably likely to be the subject of any proceeding, investigation, claim, lawsuit or order by any Governmental Authority or other person as to whether (i) any Remedial Action (as defined below) is or may be needed to respond to a Release (as defined below) or threat of Release into the environment of Hazardous Substances (as defined below) as defined under Environmental Laws as in effect on or prior to the date hereof, (ii) any Environmental Liabilities and Costs (as defined below) imposed by, under or pursuant to Environmental Laws as in effect on or prior to the date hereof shall be sought, or proceeding commenced, related to or arising from the current or past operations of the Company Business or (iii) the Company or any of its subsidiaries is or may be a "potentially responsible party" for a Remedial Action, pursuant to any Environmental Law as in effect on or prior to the date hereof, for the costs of investigating or remediating Releases or threatened Releases into the environment of Hazardous Substances, whether or not such Release or threatened Release has occurred or is occurring at properties currently or formerly owned or operated by the Company and its subsidiaries.

          (d) Except for Environmental Permits, none of the Company and its subsidiaries has entered into any written agreement with any Governmental Authority by which the Company or any of its subsidiaries has assumed responsibility, either directly or as a guarantor or surety, for the remediation of any condition arising from or relating to a Release of Hazardous Substances as defined under Environmental Laws as in effect on or prior to the date hereof into the environment in connection with the Company Business, including for cost recovery with respect to such Releases or threatened Releases.

          (e)  Except  as set forth in Section 3.18(e) of the Company Disclosure
                                       ---------------
Schedule, there is not now and has not been at any time in the past, a Release in connection with the current or former conduct of the Company Business of substances that would constitute Hazardous Substances as regulated under Environmental Laws as in effect on or prior to the date hereof for which the Company or any of its subsidiaries is required or is reasonably likely to be required to perform a Remedial Action pursuant to Environmental Laws as currently in effect, or will incur Environmental Liabilities and Costs.

          (f)  For  purposes  of  this  Section:

               (i)  "Environmental  Laws"  means  all  Laws  as  in effect on or
                     -------------------
     prior to the date hereof relating to the protection of the environment, or to any emission, discharge, generation, processing, storage, holding, abatement, existence, Release, threatened Release or transportation of any Hazardous Substances, including, but not limited to, (A) CERCLA, the Resource Conservation and Recovery Act, the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, as amended (the "TSCA"), property
                                                                ----
     transfer statutes or requirements and (B) all other requirements pertaining to reporting, licensing, permitting, investigation or remediation of emissions, discharges, Releases or threatened Releases of Hazardous Substances into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of Hazardous Substances.

               (ii)  "Environmental  Liabilities  and  Costs" means all damages,
                      --------------------------------------
     natural resource damages, claims, losses, expenses, costs, obligations, and liabilities (collectively, "Losses"), whether direct or indirect, known or unknown, current or potential, past, present or future, imposed by, under or pursuant to Environmental Laws, including, but not limited to, all Losses related to Remedial Actions, and all fees, capital costs, disbursements, penalties, fines and expenses of counsel, experts, contractors, personnel and consultants based on, arising out of or otherwise in respect of (A) the Company, any of its subsidiaries (including predecessors and former subsidiaries) or property owned, used or leased by the Company or any of its subsidiaries in respect of the Business at any time; (B) conditions existing on, under, around or above any such property; and (C) expenditures necessary to cause any such property or the Company or any of its subsidiaries to be in compliance with requirements of Environmental Laws.


               (iii)  "Environmental  Permits"  means  any  federal,  state,
                       ----------------------
     provincial or local permit, license, registration, consent, order, administrative consent order, certificate, approval or other authorization necessary for the conduct of the Company Business as currently conducted under any Environmental Law as in effect on or prior to the date hereof.


               (iv)  "Hazardous  Substances"  means  any  substance  that (A) is
                      ---------------------
     defined, listed or identified or otherwise regulated as a "hazardous waste," "hazardous material" or "hazardous substance" "toxic substance," "hazardous air pollution," "polluted," or "contaminated" or words of similar meaning and regulatory effect under CERCLA, TSCA or the Resource Conservation and Recovery Act or any other Environmental Law or analogous state law (including, without limitation, radioactive substances, polychlorinated biphenyls, petroleum and petroleum derivatives and products) or (B) requires investigation, removal or remediation under applicable Environmental Law.

               (v)  "Laws" means all (A) constitutions, treaties, statutes, laws
                     ----
     (including, but not limited to, the common law), rules, regulations, ordinances or codes of any Governmental Authority, (B) Environmental Permits, and (C) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

               (vi)  "Release"  means  as  defined  in  CERCLA  or  the Resource
                      -------
     Conservation and Recovery Act, without limiting its application to violations or alleged violations of those statutes, but not including any discharge, spill or emission that is the subject of, and in compliance with an Environmental Permit.

               (vii)  "Remedial  Action"  means  all  actions  required  by
                       ----------------
     Governmental Authority pursuant to Environmental Law or otherwise taken as necessary to comply with Environmental Law to (A) clean up, remove, treat or in any other way remediate any Hazardous Substances, (B) prevent the release of Hazardous Substances so that they do not migrate or endanger or threaten to endanger public health or welfare or the environment or (C) perform studies, investigations or monitoring in respect of any such matter.


     3.19     Brokers.  Except  for  the  Financial Advisor, whose fees and
              -------
expenses will be paid by the Company, none of the Company, any of its subsidiaries, or any of their respective officers, directors or employees has employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions.

     3.20     Company  Board Recommendation and Approval; DGCL Section 203.  The
              ------------------------------------------------------------
Company Board, at a meeting duly called and held, has (i) declared the advisability of this Agreement and the Transactions and approved and adopted this Agreement and the Transactions, including the Merger, in accordance with the DGCL and the Company's certificate of incorporation and bylaws, (ii) determined that this Agreement and the Transactions, including the Merger, are fair to and in the best interests of the stockholders of the Company, (iii) determined that the consideration to be paid in the Merger is fair to and in the best interests of the stockholders of the Company, and (iv) resolved to recommend that the stockholders of the Company approve and adopt this Agreement, the Merger and the other Transactions. The Company Board has taken all actions necessary to render the limitations on business combinations contained in
Section  203  of the DGCL inapplicable to this Agreement, the Merger, the Voting

Agreement and the other transactions contemplated hereby and thereby. No "fair price", "moratorium", "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws in the United States (with the exception of Section 203 of the DGCL) applicable to the Company is applicable to the Merger or the other Transactions.

     3.21     Requisite  Stockholder  Consent.  The  execution  of the Requisite
              -------------------------------
Stockholder Consent by the Requisite Stockholders, being the written consent of a majority of the outstanding Common Shares, is the only approval of the holders of any class or series of the Company's securities necessary to adopt and approve this Agreement, the Merger and the other Transactions. There is no vote of the holders of any class or series of the Company's securities necessary to approve the Voting Agreement or the transactions contemplated thereby.

     3.22     Related Party Transactions.  Except as otherwise disclosed in
              --------------------------
the SEC Reports, no director, officer, partner, "affiliate" or "associate" (as such terms are defined in Rule 12b-2 under the Exchange Act) of the Company or any of its subsidiaries (or, with respect to clause (a) of this sentence, to the knowledge of the Company, its employees): (a) has borrowed any monies from or has outstanding any indebtedness or other similar obligations to the Company or any of its subsidiaries; (b) owns any direct or indirect interest of any kind in, or is a director, officer, employee, partner, affiliate or associate of, or consultant or lender to, or borrower from, or has the right to participate in the management, operations or profits of, any person or entity which is (i) a competitor, supplier, customer, distributor, lessor, tenant, creditor or debtor of the Company or any of its subsidiaries, (ii) engaged in a business related to the Company Business, (iii) participating in any transaction to which the Company or any of its subsidiaries is a party or (iv) otherwise a party to any contract, arrangement or understanding with the Company or any of its subsidiaries.

     3.23     Assets.  The Company and its subsidiaries have good and valid
              ------
title to, or, in the case of leased assets, valid leasehold interests in, all of their tangible assets used or held for use in the Company Business located on their premises or shown on the consolidated balance sheet of the Company and its subsidiaries as of June 30, 2001 or acquired thereafter, free and clear of any Liens, except (i) Liens for taxes not yet due and payable for which adequate reserves, as applicable, have been established in the Company's financial statements in accordance with United States generally accepted accounting principles, (ii) Liens which do not, individually or in the aggregate, materially interfere with or materially impair the conduct of the business of the Company or any of its subsidiaries and (iii) Liens which would not reasonably be expected to result in a Company Material Adverse Effect ("Permitted Liens"). The Company's and each Company subsidiary's equipment and
          --------
other tangible assets are in good operating condition (normal wear and tear excepted) and are fit for use in the ordinary course of their respective business.

     3.24     Real  Property.  Neither  the  Company  nor  any  of  its
              --------------
subsidiaries  owns  any  real  property.  Section 3.24 of the Company Disclosure
                                          ------------
Schedule sets forth a list of all of the Company's and its subsidiaries' right, title and interest under all leases, subleases, licenses, concessions and other agreements (written or oral), including all amendments, extensions, renewals, guaranties and other agreements with respect thereto but excluding any lease requiring payment of less than $20,000 per year for off-site storage and similar uses (the "Leases"), pursuant to which the Company or one of its subsidiaries
             ------
holds a leasehold or subleasehold estate in, or is granted the right to use or occupy, any land, buildings, improvements, fixtures or other interest in real property which is used in the operation of the Company Business (the "Leased
                                                                          ------
Real  Property").  Section  3.24  of  the  Company Disclosure Schedule also sets
--------------     -------------
forth the address of each Leased Real Property. The Company or one of its subsidiaries has delivered to Parent a true and complete copy of each such Lease document set forth in Section 3.24 of the Company Disclosure Schedule, and in
                         ------------
the case of any oral Lease, a written summary of the basic terms of such Lease. With respect to each of the Leases: (i) such Lease is legal, valid, binding, enforceable and in full force and effect; (ii) the Transactions do not require the consent of any other party to such Lease, will not result in a breach of or default under such Lease, or otherwise cause such Lease to cease to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing; (iii) neither the Company nor any other party to the Lease is in breach or default under such Lease, and no event has occurred or circumstance exists which, with the delivery of notice, passage of time or both, would constitute such a breach or default or permit the termination, modification or acceleration of rent under such Lease; (iv) there are no ongoing disputes with respect to such Lease; (v) no security deposit or portion thereof deposited with respect such Lease has been applied in respect of a breach or default under such Lease which has not been redeposited in full; (vi) there are no forbearance programs in effect with respect to such Lease; and (vii) neither the Company nor any of its subsidiaries has assigned, subleased, mortgaged, deeded in trust or otherwise transferred or encumbered such Lease or any interest therein. The Leased Real Property identified in Section 3.24 of the
                                                             ------------
Company Disclosure Schedule comprises all of the real property used by the Company or its subsidiaries in the operation of the Company Business.

     3.25     Labor  Matters.  (a)  There  is  no  labor  strike,  dispute,
              --------------
slowdown, stoppage or lockout actually pending, or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries, and during the past three years there has not been any such action, (b) to the knowledge of the Company, no union claims to represent the employees of the Company or any of its subsidiaries, (c) neither the Company nor any of its subsidiaries is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of the Company or any of its subsidiaries, (d) none of the employees of the Company or any of its subsidiaries is represented by any labor organization and the Company does not have any knowledge of any current union organizing activities among the employees of the Company or any of its subsidiaries, nor does any question concerning representation exist concerning such employees, (e) the Company and its subsidiaries are in material compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health, and are not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable law, ordinance or regulation, (f) there is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending (for which notice has been delivered to the Company) or, to the knowledge of the Company, pending (for which notice has not been delivered to the Company) or threatened before the National Labor Relations Board or any similar state or foreign agency, (g) there is no grievance arising out of any collective bargaining agreement or other grievance procedure, (h) no charges with respect to or relating to the Company or any of its subsidiaries are pending or, to the knowledge of the Company, threatened (for which notice has not been delivered to the Company) or before the Equal Employment Opportunity Commission or any other agency responsible for the prevention of unlawful employment practices, (i) neither the Company nor any of its subsidiaries has received notice of the intent of any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws to conduct an investigation with respect to or relating to the Company or any of its subsidiaries and no such investigation is in progress and (j) there are no complaints, lawsuits or other proceedings pending (for which notice has been delivered to the Company) or, to the knowledge of the Company, pending (for which notice has not been delivered to the Company) or threatened in any forum by or on behalf of any present or former employee of the Company or any of its subsidiaries alleging breach of any express or implied contract of employment, any law or regulation governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship. To the knowledge of the Company, as of the date hereof, no executive officer or other key employee of the Company or any of its subsidiaries is subject to any noncompete, nonsolicitation, nondisclosure, confidentiality, employment, consulting or similar agreement relating to, affecting or in conflict with the present or proposed business activities of the Company and its subsidiaries, except agreements between the Company or any subsidiary of the Company and its present and former officers and employees.

     3.26     Insurance.  The Company and each of its subsidiaries have policies
              ---------
of  insurance  and bonds of the type and in amounts set forth in Section 3.26 of
                                                                 ------------
the Disclosure Schedule. All premiums due and payable under all such policies and bonds have been paid and the Company and its subsidiaries are otherwise in compliance in all material respects with the terms of such policies and bonds. As of the date hereof, neither the Company nor any of its subsidiaries maintains any material self-insurance or co-insurance programs. As of the date hereof, neither the Company nor any of its subsidiaries has any disputed claim or claims aggregating $250,000 or more with any insurance provider relating to any claim for insurance coverage under any policy or insurance maintained by the Company or any of its subsidiaries.

     3.27     Customers  and  Suppliers.  Section 3.27 of the Company Disclosure
              -------------------------   ------------
Schedule lists, as of the date hereof, the twenty largest customers and the twenty largest suppliers of the Company and its subsidiaries (on a consolidated basis) for the period from April 1, 2001 through December 31, 2001 and sets forth opposite the name of each such customer and supplier the dollar volume and percentage of consolidated net sales or purchases attributable to such customer or supplier. None of the customers listed in Section 3.27 of the Company
                                                     ------------
Disclosure Schedule has informed the Company or any of its subsidiaries that it intends to stop, or materially decrease the rate of, purchasing materials, products or services from the Company or any of its subsidiaries. None of the suppliers listed in Section 3.27 of the Company Disclosure Schedule has informed
                    ------------
the Company or any of its subsidiaries that it intends to stop, or materially decrease the rate of, supplying materials, products or services to the Company or any of its subsidiaries.

     3.28     Company  Expenses.  Section  3.28  of  the Company Disclosure
              -----------------   -------------
Schedule sets forth, as of the Effective Time, the amount of Expenses (as defined in Section 8.01(a)) incurred or which may be incurred by the Company in
            ---------------
connection with the Transactions including, but not limited to, those incurred or which may be incurred by the Financial Advisor and counsel to the Company (other than Expenses incurred in connection with any litigation with respect to, arising from or related to the Transactions).

     3.29     Opinion of Financial Advisor.  The Company Board has received
              ----------------------------
the  written  opinion  of  Duff  &  Phelps, LLC (the "Financial Advisor") to the
                                                      -----------------
effect that, as of the date hereof, the consideration to be received by the holders of Common Shares pursuant to the Merger is fair to the Company's stockholders from a financial point of view. The Company has delivered a copy of such opinion to Parent.


                                    ARTICLE 4

             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     Except as set forth in the disclosure schedule delivered by Parent and Merger Sub to the Company prior to the execution of this Agreement (the "Merger Sub Disclosure Schedule"), Parent and Merger Sub hereby severally represent and warrant to the Company that:

     4.01     Organization and Qualification; Subsidiaries.  Each of Parent
              --------------------------------------------
and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so existing and in good standing or to have such governmental approvals would not, individually or in the aggregate, have a Parent/Merger Sub Material Adverse Effect (as defined below) or prevent or materially delay the consummation of the Transactions. Each of Parent and Merger Sub is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by them or the nature of their respective businesses makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Parent/Merger Sub Material Adverse Effect or prevent or materially delay the consummation of the Transactions. As used in this Agreement, the term "Parent/Merger Sub Material
                                                      --------------------------
Adverse  Effect"  means  any  effect,  circumstance,  occurrence, event, fact or
---------------
change in the business of Parent and Merger Sub that (i) is or is reasonably likely to be materially adverse to the business, operations, value, assets, liabilities (actual or contingent), properties, financial or other condition, results of operations or prospects of Parent and Merger Sub or (ii) prevents or materially delays, or is reasonably likely to prevent or materially delay, the ability of Parent and Merger Sub to perform their obligations under this Agreement or to consummate the Transactions in accordance with the terms hereof. Merger Sub has no subsidiaries.

     4.02   Charter  Documents  and Bylaws.  Each  of  Parent and Merger Sub has
            ------------------------------
heretofore furnished to the Company a complete and correct copy of its certificate of incorporation and bylaws. Each certificate of incorporation and bylaws so provided are in full force and effect. Neither Parent nor Merger Sub is in violation of any of the provisions of its certificate of incorporation or bylaws.

     4.03  Authority  Relative  to  this  Agreement.
           ----------------------------------------

          (a) Each of Parent and Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Merger and the other Transactions have been duly and validly authorized by necessary corporate action and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize Merger Sub's execution and delivery of this Agreement or to consummate the Transactions (other than the filing and recordation of appropriate merger documents as required by the DGCL). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub, and (assuming this Agreement constitutes a valid and binding obligation of the Company) constitutes the valid and binding obligations of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity.

          (b) The board of directors of Merger Sub and, simultaneous with the execution and delivery hereof, Parent (as the sole stockholder of Merger Sub) has approved and adopted this Agreement and the Transactions in accordance with the DGCL and Merger Sub's certificate of incorporation and bylaws.

     4.04  No  Violation;  Required  Filings  and  Consents.
           ------------------------------------------------

          (a) The execution and delivery by Parent and Merger Sub of this Agreement does not, and the performance of this Agreement and the consummation by Merger Sub of the Transactions will not, (i) conflict with or violate any provision of Parent or Merger Sub's certificate of incorporation or bylaws, (ii) assuming that all consents, approvals, authorizations and other actions described in Section 4.04(b) have been obtained and all filings and obligations
              ---------------
described  in  Section 4.04(b) have been made or complied with, conflict with or
               ---------------
violate any Law applicable to Parent or Merger Sub or by which any asset of Parent or Merger Sub is bound or affected, (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or require any payment under, or give rise to a loss of any benefit to which Parent or Merger Sub is entitled under any provision of any Contract applicable to Parent or Merger Sub or their respective properties or assets or (iv) result in the creation or imposition of a Lien on any asset of Parent or Merger Sub, except in the case of clauses (ii), (iii) and (iv) of this Section 4.04(a), to the extent that any
                                         ---------------
such conflict, violation, breach, default, right, loss or Lien would not, individually or in the aggregate, have a Parent/Merger Sub Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

          (b) The execution and delivery by Parent and Merger Sub of this Agreement does not, and the performance of this Agreement and the consummation by Parent and Merger Sub of the Transactions will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, on the part of Parent and Merger Sub except for (i) the filing with the SEC of (y) the Information Statement (as defined herein)
relating  to  the  Merger  and (z) such reports under the Exchange Act as may be required in connection with this Agreement, the Voting Agreement and the Transactions, (ii) filings with Nasdaq or the OTCBB relating to the delisting of the Common Shares, (iii) the filing of the Certificate of Merger with the
Secretary of State of the State of Delaware and the filing of appropriate documents with the relevant authorities of other states in which the Merger Sub is qualified to do business and (iv) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices as are set forth in Section 4.04(b) of the Merger Sub Disclosure Schedule.
    ----------------

     4.05     Information  Statement.  None  of the information that may be
              ----------------------
supplied in writing by Parent, Merger Sub or their respective affiliates specifically for use in the Information Statement, or any other Company Disclosure Document, will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If any such information provided by Parent or its affiliates shall, after the filing of the Information Statement or any other Company Disclosure Document, become false or misleading in any material respect, Parent shall promptly notify the Company and update such information in writing.

     4.06     Ownership  of  Merger  Sub;  No  Prior Activities.  Merger Sub was
              -------------------------------------------------
formed solely for the purpose of engaging in the Transactions. Merger Sub (i) has not conducted, and will not prior to the Effective Time conduct, any business and (ii) has no, and prior to the Effective Time will have no, assets or liabilities, except, in connection with the Transactions. Immediately prior to the Effective Time, all of the outstanding capital stock of Merger Sub will be owned directly by Parent.

     4.07     Litigation.  There  is  no  suit,  claim,  action,  proceeding  or
              ----------
investigation pending or, to the knowledge of Parent or Merger Sub, threatened against Parent or Merger Sub, at law or in equity, that, individually or in the aggregate, would reasonably be expected to have a Parent/Merger Sub Material Adverse Effect or prevent or materially delay the consummation of the Transactions. Neither Parent nor Merger Sub is subject to any outstanding order, writ, injunction or decree that, individually or in the aggregate, would reasonably be expected to have a Parent/Merger Sub Material Adverse Effect or prevent or materially delay the consummation of the Transactions.

     4.08     Brokers.  Except  as  set  forth  in  Section  4.08  of  the
                   -------                               -------------
Disclosure Schedule, no broker, finder, financial adviser or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by, or on behalf of, Parent or Merger Sub.

     4.09     Financing.  Parent  and  Merger Sub have sufficient funds for
              ---------
Parent  to  pay the Merger Consideration, and, provided that the representations
                                               -------- ----
and  warranties of the Company set forth in Section 3.03 and Section 3.28 hereof
                                            ------------     ------------
are true and correct in all respects and the Company has not breached the covenant set forth in Section 5.01(h) hereof as of the Effective Time, refinance
                      ---------------
all of the Company's outstanding bank indebtedness and to pay the Transaction Expenses in connection therewith (collectively the "Acquisition Costs").
                                                          ------------------


                                    ARTICLE 5

                                    COVENANTS

     5.01     Interim Operations.  Except as expressly contemplated by this
              ------------------
Agreement or the Company Disclosure Schedule or as agreed to in writing by Parent, the Company covenants and agrees that during the period from the date of this Agreement to the Effective Time (or until termination of this Agreement in accordance with Article 7 hereof):
                  ----------

          (a) the Company and its subsidiaries shall use their reasonable best efforts to preserve intact their current business organizations, keep available the services of their current officers and employees and preserve their relationships with customers, suppliers, licensors, licensees, advertisers, distributors and others having business dealings with them and to preserve goodwill;

          (b) the Company shall not (i) authorize for issuance, issue, deliver, sell or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, commitments, subscriptions, rights to purchase or otherwise), pledge or otherwise encumber any shares of its capital stock or the capital stock of any of its subsidiaries, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities or any other securities or equity equivalents (including, without limitation, stock appreciation rights, phantom interests and stock purchase rights (whether pursuant to the 1996 Option Plan or otherwise)), except for issuances of Common Shares upon the exercise of Options outstanding prior to the date hereof or (ii) repurchase, redeem or otherwise acquire, or permit any of its subsidiaries to repurchase, redeem or otherwise acquire, any shares of capital stock or other equity interests of the Company or any of its subsidiaries (including, without limitation, securities exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, capital stock or other equity interests of the Company or any of its subsidiaries);

          (c) the Company shall not (i) sell, transfer or pledge, or agree to sell, transfer or pledge, any equity interest owned by it in any of its subsidiaries or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any of its subsidiaries, (ii) amend or otherwise change its certificate of incorporation or bylaws or permit any of its subsidiaries to amend its certificate of incorporation, bylaws or equivalent organizational documents or (iii) split, combine or reclassify any shares of its capital stock, and shall not permit any of its subsidiaries to split, combine or reclassify any shares of its capital stock;

          (d) the Company shall not, and shall not permit any of its subsidiaries to, declare, set aside or pay any dividends on (whether in cash, stock or property), or make any other distributions in respect of, any of its capital stock (except for dividends paid by direct or indirect wholly owned subsidiaries to the Company with respect to capital stock);

          (e) neither the Company nor any of its subsidiaries shall (i) grant or agree to any increase in any manner in the compensation or fringe benefits of, or pay any bonus to, any current or former director, officer or employee except for increases and bonuses expressly contemplated by or required under existing employment agreements, bonus plans and other agreements and arrangements listed in Section 5.01(e) of the Company Disclosure Schedule, (ii)
                        ---------------
subject  to the covenants set forth in clause (i) of this Section 5.01(e), enter
                                                          ---------------
into any new or materially amend any existing employment, severance or termination agreement with any current or former director, officer or employee of the Company other than in the ordinary course of business consistent with past practice, (iii) except as may be required to comply with applicable law and except as provided in this Agreement, become obligated under any Benefit Plan that was not in existence on the date hereof or amend, modify or terminate any Benefit Plan or other employee benefit plan or any agreement, arrangement, plan or policy for the benefit of any current or former director, officer or employee in existence on the date hereof or (iv) pay any benefit not required by any plan or arrangement as in effect as of the date hereof (including, without limitation, the granting of, acceleration of, exercisability of or vesting of stock options, stock appreciation rights or restricted stock);

          (f) the Company shall not, and shall not permit any of its subsidiaries to, acquire or agree to acquire, including, without limitation, by merging or consolidating with, or purchasing all or substantially all the assets or capital stock or other equity interests of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, other than purchases of inventory, supplies or equipment parts in the ordinary course of business consistent with past practice;

          (g) the Company shall not, and shall not permit any of its subsidiaries to, sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of, or agree to sell, lease, license, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of, any of its properties or assets, including any Company Intellectual Property, other than
(i)  pursuant to existing contracts and commitments described in Section 5.01(g)
                                                                 ---------------
of the Company Disclosure Schedule, (ii) immaterial properties or assets or Company Intellectual Property (or immaterial portions of properties or assets or Company Intellectual Property) and (iii) inventory in the ordinary course of business consistent with past practice;

          (h) the Company shall not, and shall not permit any of its subsidiaries to, incur, assume or pre-pay any indebtedness for borrowed money or enter into any agreement to incur, assume or pre-pay any indebtedness for borrowed money, or guarantee, or agree to guarantee, any such indebtedness or obligation of another person, or issue or sell, or agree to issue or sell, any debt securities or options, warrants or calls or rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of others, enter into any "keep well" or other agreement to maintain any financial condition of another person or enter into any arrangement having the economic effect of any of the foregoing, other than borrowings by the Company under Section 5.15 or under its existing credit agreement;
                -------------

          (i) the Company shall not, and shall not permit any of its subsidiaries to, make or forgive any loans, advances or capital contributions to, guarantees for the benefit of, or investments in, any person or entity (other than loans between or among the Company and any of its wholly-owned subsidiaries);

          (j) the Company shall not, and shall not permit any of its subsidiaries to, assume, guarantee or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except for the obligations of the subsidiaries of the Company permitted under this Agreement;

          (k) neither the Company nor any of its subsidiaries shall adopt or put into effect a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries (other than any transaction specifically contemplated by this Agreement);

          (l) the Company shall not, and shall not permit any of its subsidiaries to, (i) enter into, amend, modify or supplement any Material Contract or License Agreement outside of the ordinary course of business consistent with past practice (except as may be necessary for the Company to comply with its obligations hereunder) or (ii) waive, release, grant, assign or transfer any of its material rights or claims (whether such rights or claims arise under a Material Contract or otherwise);

          (m) the Company shall not, and shall not permit any of its subsidiaries to, authorize or make any capital expenditures (other than pursuant to commitments prior to the date hereof disclosed in Section 5.01(m) of the
                                                          ---------------
Company Disclosure Schedule) in excess of $100,000 in the aggregate for the Company and its subsidiaries taken as a whole;

          (n) the Company and its subsidiaries shall comply with their non-monetary obligations (and shall use their reasonable best efforts to comply with their monetary obligations) under the Material Contracts and License Agreements as such obligations become due;

          (o) the Company and its subsidiaries (i) shall continue in force with insurance companies adequate insurance covering risks of such types and in such amounts as are consistent with the Company's past practices and (ii) shall not permit any insurance policy naming it as beneficiary or loss payable payee to be canceled or terminated without the prior written approval of Parent;

          (p) the Company shall not, and shall not permit any of its subsidiaries to, enter into, amend, modify or supplement any agreement, transaction, commitment or arrangement with any current or former officer, director, employee or other affiliate of the Company or any of its subsidiaries (or any affiliate of any of the foregoing) other than agreements, transactions, commitments and arrangements (i) permitted by Section 5.01(e) hereof or (ii) as
                                               ---------------
otherwise  expressly  contemplated  by  this  Agreement;

          (q) the Company shall not, and shall not permit any of its subsidiaries to, establish or acquire (i) any subsidiary other than wholly-owned subsidiaries or (ii) subsidiaries organized outside of the United States and its territorial possessions;

          (r) the Company shall not, and shall not permit any of its subsidiaries to, amend, modify or waive any term of any outstanding security of the Company and any of its subsidiaries, except as required by this Agreement;

          (s) the Company shall, and shall cause its subsidiaries to, (i) maintain any real property to which the Company and any of its subsidiaries have a leasehold interest (including, without limitation, the furniture, fixtures, equipment and systems therein) in its current condition, subject to reasonable wear and tear and subject to any casualty or condemnation, (ii) timely pay all taxes, water and sewage rents, assessments and insurance premiums affecting such real property and (iii) timely comply in all material respects with the terms and provisions of all leases, contracts and agreements relating to affecting such real property and the use and operation thereof, in all cases to the extent required by any such lease, contract or agreement;

          (t) the Company shall not, and shall not permit any of its subsidiaries to, enter into any labor or collective bargaining agreement, memorandum or understanding, grievance settlement or any other agreement or commitment to or relating to any labor union;

          (u) the Company shall not, and shall not permit any of its subsidiaries to, settle or compromise any pending or threatened suit, action, claim or litigation (except in the ordinary course of business and with prior written notice to Parent);

          (v) the Company shall not, and shall not permit any of its subsidiaries to, change any of the accounting policies, practices or procedures (including tax accounting policies, practices and procedures) used by the Company and its subsidiaries as of March 31, 2001, except as may be required as a result of a change in applicable law or in United States generally accepted accounting principles;

          (w) the Company shall not, and shall not permit any of its subsidiaries to, revalue in any material respect any of its assets, including, without limitation, writing down the value of inventory in any material manner or the write-off of notes or accounts receivable in any material manner;

          (x) the Company shall not, and shall not permit any of its subsidiaries to, make or change any material tax election, make or change any method of accounting with respect to Taxes, file any amended Tax Return or settle or compromise any material tax liability;

          (y) the Company shall not, and shall not permit any of its subsidiaries to, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the financial statements of the Company or incurred in the ordinary course of business and consistent with past practice (and in a manner that is not more rapid than past practice);

          (z) the Company shall not, and shall not permit any of its subsidiaries to, take, or agree or commit to take, any action that would, or is reasonably likely to, make any representation or warranty of the Company contained in this Agreement inaccurate at, or as of any time prior to, the
Effective  Time  or  result  in any of the conditions to the Merger set forth in
Article  6  not  being  satisfied, or omit, or agree to omit, to take any action
----------
necessary to prevent any such representation or warranty from being inaccurate in any material respect at any such time or to prevent any such condition from not being satisfied; and

          (aa) the Company shall not, and shall not permit any of its subsidiaries to, agree or commit to do any of the foregoing.

     5.02  Requisite  Stockholder  Consent;  Information  Statement.
           --------------------------------------------------------

          (a) The Company, acting through the Company Board, shall, in accordance with (but only to the extent allowed by) applicable law and its certificate of incorporation and bylaws use its reasonable best efforts to cause to be delivered, within seven days following execution of this Agreement, the Requisite Stockholder Consent.

          (b) As soon as practicable following the execution of this Agreement, the Company shall (i) promptly (but in no event later than ten days after the date hereof) prepare and file the Information Statement with the SEC, (ii) use its reasonable best efforts to have cleared by the SEC, and shall thereafter mail to its stockholders, as promptly as practicable the Information Statement and all other materials required in connection therewith, (iii) notify Parent of the receipt of any comments (written or oral) of the SEC with respect to the Information Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to Parent copies of all correspondence between the Company or any representative of the Company and the SEC in connection therewith, (iv) shall give Parent and its counsel the opportunity to review and comment (which review and comment shall be completed within two business days) upon the Information Statement prior to its being filed with the SEC and shall give Parent and its counsel the opportunity to review and comment (which review and comment shall be completed within two business days) upon all amendments and supplements to the Information Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC, (v) use its reasonable best efforts (to the extent allowed by applicable law) to obtain the necessary approvals by its stockholders of this Agreement, the Merger and such other matters as may be necessary to effectuate the Transactions and (vi) use its reasonable best efforts otherwise to comply with all legal requirements applicable to the delivery of the Information Statement.

          (c) Notwithstanding the foregoing, if Parent so requests (which request must precede the printing of the Information Statement), the Company shall, as promptly as practicable following such request, take all action necessary in accordance with applicable law and its certificate of incorporation and bylaws to duly call, give notice of and convene a meeting of its stockholders (the "Stockholders Meeting") for the purpose of considering and
                     ---------------------
voting upon the approval and adoption of this Agreement, the Merger and such other matters as may be necessary to effectuate the Transactions, and to submit this Agreement to the stockholders of such Company for their approval (in which case all references in this Agreement to an "Information Statement" with respect to the Merger shall be deemed to be references to a "Proxy Statement"). The
                                                         ---------------
Company Board shall (i) recommend to the stockholders of the Company the approval and adoption of this Agreement and the Merger, (ii) include in the Proxy Statement such favorable recommendation of the Company Board that the stockholders of the Company vote in favor of the approval and adoption of this Agreement and the Merger, (iii) take all lawful action to solicit such approval from the stockholders of the Company and (iv) not withdraw, amend or modify such favorable recommendation (or announce publicly its intention to do so), unless the Company Board, after consultation with independent outside legal counsel, determines in good faith that failing to take such action is necessary for the Company Board to comply with its fiduciary duties to the Company's stockholders under applicable law.

     5.03     Filings and Consents.  Subject to the terms and conditions of
              --------------------
this Agreement, the Company, Parent and Merger Sub (i) shall use reasonable best efforts to cooperate with one another in determining which filings are required to be made by each party prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained by each party prior to the Effective Time from, Governmental Authorities or other third parties in connection with the execution and delivery of this Agreement and the consummation of the Transactions and (ii) shall use reasonable best efforts to assist the other party in timely making all such filings and timely seeking all such consents, approvals, permits, authorizations and waivers required to be made and obtained by the other party. Prior to making any application to or filing with any Governmental Authority in connection with this Agreement, each party shall provide the other party with drafts thereof and afford the other party a reasonable opportunity to comment on such drafts. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Section 5.03, the proper officers and directors of the
                        -------------
Surviving  Corporation  shall  take  all  such  necessary  action.

     5.04     Access  to Information.  From the date of this Agreement until the
              ----------------------
earlier of the Effective Time and the date this Agreement is properly terminated in accordance with Article 7, the Company will, and will cause each of its subsidiaries and its and their affiliates, and each of their respective officers, directors, employees, agents, counsel, accountants, investment bankers, financial advisors and representatives (collectively, the "Company Representatives") to, give Parent, Merger Sub and their respective officers, directors, employees, agents, counsel, accountants, investment bankers, financial advisors, representatives, consultants and financing sources, the names of which shall be given to the Company in advance (collectively, the "Merger Sub Representatives") access (having due regard for confidentiality),
-----------------------------
upon reasonable notice and during normal business hours, to the offices and other facilities and to the books and records of the Company and each of its subsidiaries and will cause the Company Representatives and its subsidiaries to furnish Parent, Merger Sub and the Merger Sub Representatives with such financial and operating data and such other information with respect to the Company Business and operations of the Company and any of its subsidiaries as Parent, Merger Sub and the Merger Sub Representatives may from time to time reasonably request. Unless otherwise required by law, Parent and Merger Sub will, and will cause the Merger Sub Representatives to, hold any such information in confidence until such time as such information otherwise becomes publicly available through no wrongful act of Parent, Merger Sub or the Merger Sub Representatives. No investigation pursuant to this Section 5.04 shall
                                                              ------------
affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

     5.05     Notification  of  Certain  Matters.  The Company, on the one hand,
              ----------------------------------
and Parent and Merger Sub, on the other hand, shall promptly notify each other in writing of (a) receipt of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, (b) any Company Material Adverse Effect or Parent/Merger Sub Material Adverse Effect, as the case may be, (c) any claims, actions, proceedings or governmental investigations commenced or, to its knowledge, threatened, involving or affecting the Company or any of its subsidiaries or any of their property or assets, (d) the occurrence, or failure to occur, of any event that would be likely to cause any representation or warranty made by such party contained in this Agreement to be untrue or inaccurate in any material respect and (e) any failure of the Company or Parent and Merger Sub, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. Notwithstanding anything in this Agreement to the contrary, no such notification shall affect the representations, warranties or covenants of any party or the conditions to the obligations of any party hereunder, nor shall it limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     5.06  Public Announcements.  The Company, Parent and Merger Sub agree to
           --------------------
consult promptly with each other prior to issuing any press release or otherwise making any public statement with respect to the Merger and the other Transactions, agree to provide to the other party for review (which review will be completed in no more than one business day) a copy of any such press release or statement, and shall not issue any such press release or make any such public statement prior to such consultation and review, unless required by applicable law or any listing agreement with a securities exchange.

     5.07  Indemnification;  Directors'  and  Officers'  Insurance.
           -------------------------------------------------------

          (a) The Certificate of Incorporation and the Bylaws of the Surviving Corporation shall contain provisions with respect to indemnification, advancement of expenses and director exculpation as are set forth in the Company's certificate of incorporation and bylaws as in effect at the date hereof (to the extent consistent with applicable law), which provisions shall not be amended, repealed or otherwise modified for a period of the later of six years after the Effective Time and expiration of any applicable statutes of limitation in any manner that would adversely affect the rights thereunder of the persons who at any time prior to the Effective Time were entitled to indemnification, advancement of expenses or exculpation under the Company's certificate of incorporation and bylaws in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement), unless otherwise required by applicable law.

          (b) From and after the Effective Time and until the expiration of any applicable statutes of limitation, the Surviving Corporation shall indemnify, defend and hold harmless the present (including those added through the Effective Time) and former officers, directors, employees and agents of the Company and its subsidiaries (collectively, the "Indemnified Parties") against
                                                   -------------------
all losses, claims, damages, costs, expenses (including, without limitation, attorneys' fees and expenses), liabilities or amounts that are paid in settlement thereof, or otherwise ("Losses") (but only to the extent such Losses
                                    ------
are not otherwise covered by insurance and paid), in connection with any claim, action, suit, proceeding or investigation (a "Claim"), to which any Indemnified
                                               -----
Party is or may become a party to by virtue of his or her service as a present or former director, officer, employee or agent of the Company or any of its subsidiaries and arising out of actual or alleged events, actions or omissions occurring or alleged to have occurred at or prior to the Effective Time (including, without limitation, the Transactions), in each case to the fullest extent permitted and provided in the Company's certificate of incorporation and bylaws as in effect at the date hereof (and shall pay all reasonable expenses in advance of final disposition as incurred in defending any such action or proceeding to each Indemnified Party to the fullest extent permitted under the DGCL and provided in the Company's certificate of incorporation and bylaws as in effect at the date hereof, upon receipt from the Indemnified Party to whom expenses are advanced of the undertaking to repay such advances contemplated by
Section  145(e)  of  the  DGCL).

          (c)  Any Indemnified Party wishing to claim indemnification under this
Section  5.07  after  the Effective Time, upon learning of any such Claim, shall
-------------
notify the Surviving Corporation thereof (although the failure to so notify the Surviving Corporation shall not relieve the Surviving Corporation from any liability that the Surviving Corporation may have under this Section 5.07,
                                                                   ------------
except to the extent such failure prejudices the Surviving Corporation). In the event of any such claim, the Surviving Corporation shall have the right to assume the defense thereof and the Surviving Corporation shall not be liable to such Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred (after written notice of such assumption is provided to such Indemnified Party) by such Indemnified Party in connection with the defense thereof, except that if the Surviving Corporation elects not to assume such defense or if there is an actual or potential conflict of interest between, or different defenses exist for the Surviving Corporation and the Indemnified Party, each Indemnified Party may retain counsel satisfactory to him or her and the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Party promptly as statements therefor are received  by  the  Surviving  Corporation;  provided  that  (i)  the  Surviving
                                            --------  ----
Corporation shall not, in connection with any such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties (unless there are actual or potential conflicts of interest between the Indemnified Parties),
(ii) the Surviving Corporation and the Indemnified Parties will cooperate in the defense of any such matter and (iii) the Surviving Corporation shall not be liable for any settlement effected without its prior written consent, which consent will not be unreasonably withheld or delayed; and provided further that
                                                           -------- -------
the Surviving Corporation shall not have any obligation hereunder to any Indemnified Party if and when a court of competent jurisdiction shall ultimately determine that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law.

          (d) The Surviving Corporation shall use its commercially reasonable efforts to cause to be maintained in effect for not less than six years from the Effective Time (except to the extent not generally available in the market) policies of directors' and officers' liability insurance and fiduciary liability insurance that are substantially equivalent in coverage to the Company's current insurance policies, with an amount of coverage of not less than 100% of the amount of coverage maintained by the Company as of the date of this Agreement with respect to matters occurring at or prior to the Effective Time; provided that during such period, the Surviving Corporation shall not be required to maintain any coverage in excess of the amount that can be obtained for the remainder of such period for an annual premium of 150% of the current annual premium paid by the Company for its existing coverage. The Company represents to Parent and Merger Sub that the current annual premium paid by the Company for its existing coverage is $292,000.

          (e)  This  Section  5.07  shall survive the consummation of the Merger
                     -------------
and is intended to be for the benefit of, and shall be enforceable by, the Indemnified Parties referred to herein, their heirs and personal representatives and shall be binding on the Surviving Corporation and its successors and assigns.

          (f)  If  the Surviving Corporation or any of its successors or assigns
(i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or
(ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Surviving Corporation shall assume the obligations set forth in this Section 5.07.
                                                       -------------
     5.08  Further  Assurances;  Reasonable  Best  Efforts.
           -----------------------------------------------

          (a) Except as expressly provided in this Agreement, prior to the Effective Time, the Parties shall use all reasonable best efforts to take, or cause to be taken, and to do, or cause to be done, and to assist and cooperate with the other parties in doing all such actions as may be necessary, appropriate or desirable in order to effectuate, as expeditiously as practicable, the Merger and the other Transactions on the terms and subject to the conditions set forth in this Agreement.

          (b) Without limiting the foregoing, the Company will use all reasonable best efforts to take, and will cause each of its subsidiaries to use all reasonable efforts to take, all reasonable actions necessary (i) to comply promptly with all legal requirements which may be imposed on the Company or any of its subsidiaries with respect to the Merger, (ii) to cooperate promptly with and furnish information to Parent and Merger Sub in connection with any such requirements imposed upon Parent or Merger Sub in connection with the Merger and
(iii) to obtain any consent, authorization, order or approval of, or any exemption by, any Governmental Authority, or other third party, required to be obtained or made by the Company or any of its subsidiaries in connection with this Agreement, the Merger and the other Transactions.

     5.09  Other  Acquisition  Proposals
           -----------------------------

          (a)  Except  as  otherwise  set  forth  below, from and after the date hereof until the earlier of the Effective Time and the termination of this Agreement pursuant to Article 7, the Company, its subsidiaries and their
                         ----------
affiliates shall not, and shall cause the Company Representatives not to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiry in connection with or the making of any proposal from any Person that constitutes, or may reasonably be expected to lead to (x) an Acquisition Proposal (as defined below) or (y) a breach of this Agreement or the Voting Agreement or otherwise interfere in any material respect with the completion of the Merger, (ii) enter into, explore, maintain, participate in or continue any discussion or negotiation with any Person (other than Parent, Merger Sub or any of the Merger Sub Representatives, as applicable) regarding an Acquisition Proposal, or furnish to any Person (other than Parent, Merger Sub or any of the Merger Sub Representatives, as applicable) any information or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person (other than Parent, Merger Sub or any of the Merger Sub Representatives, as applicable) to make or effect an
Acquisition Proposal, (iii) enter into any agreement, arrangement or understanding with respect to, or otherwise endorse, any Acquisition Proposal, or (iv) authorize or permit any Company Representative to take any such action. The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any persons (other than Parent, Merger Sub and the Merger Sub Representatives) conducted heretofore with respect to any Acquisition Proposal. The Company agrees that it will take the necessary steps to inform promptly the individuals or entities referred to in the first sentence of this Section 5.09 of the obligations undertaken in this
                              ------------
Section  5.09.
-------------


          (b) The Company shall notify Parent immediately after receipt by the Company Board or the Company's executive management of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal or for access to the properties, books or records of the Company by any person or entity that informs such party that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the terms and conditions of such proposal, inquiry or contact.


          (c) Notwithstanding anything in this Section 5.09 or otherwise in this
                                               ------------
Agreement to the contrary, prior to the vote (by Requisite Stockholders or otherwise) of the majority stockholders of the Company for approval of the Merger (and not thereafter if the Merger is approved thereby):


               (i)  The  Company  may  in  response  to  an  unsolicited request therefor, furnish information, including non-public information, to any person or "group" (within the meaning of Section 13(d)(3) of the Exchange
                  -----
     Act) pursuant to a confidentiality agreement to the extent and only to the extent that the Board of Directors of the Company determines that the requester is offering a Superior Acquisition Proposal.

               (ii) The Company may engage in discussions and negotiations with any Person or group that has made an unsolicited Acquisition Proposal, among other things, to determine whether such proposal (as opposed to any further negotiated proposal) is a Superior Acquisition Proposal and (ii) the Company may take and disclose to its stockholders a position contemplated by Rule 14e-2(a) following the Company's receipt of a Acquisition Proposal that is in the form of a tender offer under Section 14(e) of the Exchange Act.

               (iii) The Company may withdraw, adversely modify or take a public position materially inconsistent with any prior recommendation by it to its stockholders (which may include making any statement required by Rule 14e-2 under the Exchange Act) (a "Recommendation Modification/Withdrawal") if
                                     --------------------------------------
     there exists an Acquisition Proposal and the Board of Directors of the Company determines that it is a Superior Acquisition Proposal.


               (iv)  The Company may make a "stop-look-and-listen" communication
                                             --------------------
     with respect to an Acquisition Proposal or this Agreement of the nature contemplated in, and otherwise in compliance with, Rule 14d-9 under the Exchange Act as a result of receiving an Acquisition Proposal.

          (d)  For purposes of this Agreement, "Acquisition Proposal" shall mean
                                                --------------------
any offer or proposal for, or any indication of interest in, (i) any direct or indirect acquisition or purchase of 10% or more of the total assets of the Company or any of its subsidiaries, in a single transaction or series of transactions, (ii) any direct or indirect acquisition or purchase of 20% or more of any class of equity securities of the Company or any of its subsidiaries, in a single transaction or series of transactions, (iii) any tender offer or exchange offer (including a self-tender offer) that if consummated would result in any person beneficially owning 20% or more of any class of equity securities of the Company or any of its subsidiaries, (iv) any merger, consolidation, share exchange, business combination, recapitalization, reclassification or other similar transaction involving the Company or any of its subsidiaries or (v) any public announcement of an agreement, proposal, plan or intention to do any of the foregoing, other than the transactions contemplated by this Agreement.

          (e)  For  purposes  of this Agreement, "Superior Acquisition Proposal"
                                                  -----------------------------
shall mean any bona fide Acquisition Proposal to acquire, directly or indirectly, in a transaction or a series of related transactions, for consideration consisting of cash, securities or a combination thereof, 66-2/3% of the common stock of the Company then outstanding or all or substantially all of the assets of the Company on terms that (i) the Board of Directors of the Company determines in its good faith reasonable judgment (after consultation with a financial advisor of nationally recognized reputation) to be more favorable to the Company's stockholders than the Merger from a financial point of view.


     5.10     Third  Party  Standstill  Agreements.  During the period from
              ------------------------------------
the date of this Agreement through the Effective Time, the Company shall not terminate, amend, modify or waive any material provision of any confidentiality or standstill agreement to which the Company is a party. During such period, the Company agrees to enforce, to the fullest extent permitted under applicable law, the provisions of any such agreements, including, but not limited to, seeking injunctions to prevent any breaches of such agreements to enforce specifically the terms and provisions thereof in a court in the United States or any state thereof having jurisdiction.

     5.11     SEC Reports.  From the date of this Agreement until the earlier of
              -----------
the termination of this Agreement pursuant to Article 7 or the Effective Time, the Company shall file on a timely basis all SEC Reports required to be filed by it with the SEC under the Exchange Act, the Securities Act and the published rules and regulations of the SEC under either of the foregoing applicable to such SEC Reports, which SEC Reports shall comply in all material respects with the requirements of the Exchange Act, the Securities Act and the published rules and regulations of the SEC thereunder, each as applicable to such SEC Reports.

     5.12     Delisting.  Each  of  the  parties hereto agrees to cooperate with
              ---------
the other party in taking, or causing to be taken, all actions necessary (i) to delist the Common Shares from the OTCBB and (ii) to terminate the registration of the Common Shares under the Exchange Act; provided that such delisting and termination shall not be effective until or after the Effective Time.

     5.13     Compliance  with  Section  228  of  the  DGCL.  The  Company  will
              ---------------------------------------------
deliver, concurrently with the delivery to it of the Requisite Stockholder Consent, a certificate of its Secretary as to the sufficiency of the Requisite Stockholder Consent to adopt the Merger Agreement by the stockholders of the Company. In accordance with Section 228 of the DGCL, the Company shall promptly (but in any event within 10 days of the date of delivery of the Requisite Stockholder Consent) notify its stockholders who have not consented in writing and who, if such action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date of the Requisite Stockholder Consent, of the approval and adoption of the Merger Agreement.

     5.14     Financial  Statements.  During  the  period prior to the Effective
              ---------------------
Time, the Company shall provide to Parent consolidated monthly financial statements no later than the tenth business day following the end of each calendar month following the date of this Agreement.

     5.15     Interim  Financing.  Parent  covenants  and agrees that during the
              ------------------
period from the effective date of the Requisite Stockholder Consent to the Effective Time (or until termination of this Agreement in accordance with
Article 7 hereof) the Parent will loan to the Company up to an aggregate of $2.0 million for the purpose of providing the Company with sufficient funds for working  capital  purposes  in  accordance  with and upon the terms set forth in
Exhibit  5.15.  Such loans will be made by Parent from time to time upon 5 days'
-------------
written notice from the Company and upon Parent's approval (not to be unreasonably withheld) of the requested amount and the intended use of such proceeds. In such notice, the Company must also certify to Parent that (i) a Company Material Adverse Effect (taking into account the disclosures set forth on Section 3.09 of the Company Disclosure Schedule) has not occurred, (ii) no
    -------------
occurrence, event, fact or change in the business of the Company and its subsidiaries has occurred that will prohibit the Company from satisfying any of the conditions precedent set forth in Section 6.01 and Section 6.02 and (iii)
                                         ------------     ------------
the Company has not breached in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement. Notwithstanding the foregoing, Parent's obligation to provide such loans under this Section 5.15 shall immediately terminate in the event that any of the
      -------------
following shall occur: (i) the Company continues to be unable to make the certifications to Parent described above, (ii) this Agreement shall have been terminated under Article 7 hereof or (iii) the filing or other commencement of a case or proceeding under title 11 of the United States Code or any similar Federal, state or foreign law for relief of debtors involving the Company or any of its subsidiaries.

     5.16     Stockholder  Litigation.  Each of the Company and Merger Sub shall
              -----------------------
give the other the reasonable opportunity to participate in the defense of any stockholder litigation against the Company or Merger Sub, as applicable, and its directors relating to the Transactions. The Company agrees that it will not settle any litigation currently pending, or commenced after the date hereof, against the Company or any of its directors by any stockholder of the Company relating to this Agreement or the Merger, without the prior written consent of Merger Sub (which shall not be unreasonably withheld). Neither the Company nor Merger Sub or Parent will voluntarily cooperate with any third party which has sought or may hereafter seek to restrain or prohibit or otherwise oppose the Merger and each party will cooperate with the others to resist any such effort to restrain or prohibit or otherwise oppose the Merger.

     5.17     Conveyance Taxes.  Merger Sub and the Company shall cooperate
              ----------------
in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or any similar taxes which become payable by the Company or any of its subsidiaries in connection with the Transactions that are required or permitted to be filed on or before the Effective Time.

     5.18     Obligations  of  Merger  Sub.  Parent  will  take  all action
              ----------------------------
necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

                                    ARTICLE 6

                    CONDITIONS TO CONSUMMATION OF THE MERGER

     6.01   Conditions  to the  Obligations  of  Each  Party.  The respective
            ------------------------------------------------
obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction, at or before the Effective Time, of each of the following conditions:

          (a)  Company  Stockholder  Approval.  This  Agreement  shall  have
               ------------------------------
been adopted by the Requisite Stockholders in accordance with the DGCL, the Company's certificate of incorporation and its bylaws, either pursuant to the
Requisite  Stockholder  Consent  or the meeting of the stockholders described in
Section  5.02(c)  hereof.
----------------

          (b)  No  Orders  and Injunctions. No Governmental Authority shall have
               --------------------------
enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order or decree, judgment, injunction, ruling or other order, whether temporary, preliminary or permanent (collectively, "Order"), that is then in
                                                        -----
effect and has the effect of preventing or prohibiting consummation of the Merger or otherwise imposing material limitations on the ability of Merger Sub effectively to acquire or hold the Company Business; provided that the Company, Parent and Merger Sub shall each use its reasonable best efforts to have any such Order vacated.

     6.02     Conditions  to  Obligations  of  Parent  and Merger Sub.  The
              --------------------------------------------------------
obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction, at or before the Effective Time, of each of the following additional conditions, unless waived by Parent and Merger Sub, acting under the direction of their respective board of directors, in writing prior to the Effective Time:

          (a)  Representations  and  Warranties.  The  representations  and
               --------------------------------
warranties of the Company set forth in this Agreement shall be true and correct in all material respects (except for representations and warranties qualified by materiality or Company Material Adverse Effect, representations and warranties qualified as to the prevention or delay of the consummation of any of the Transactions, representations and warranties as to the performance by the Company of its obligations under this Agreement and the representations and warranties set forth in Section 3.03(a) and Section 3.29, which, in each such
                           ---------------     ------------
case, shall be true and correct in all respects) (i) as of the date of this Agreement and (ii) as of the Closing Date as though then made on and as of the

Closing Date except for (A) changes specifically contemplated or permitted by this Agreement and (B) those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such date).

          (b)  Covenants and Agreements. The Company shall have, in all material
               ------------------------
respects, performed all obligations and complied with all agreements and covenants required to be performed by it or complied with by it under this Agreement at or prior to the Effective Time.

          (c)  Consents.  Merger  Sub  shall have received evidence, in form and
               --------
substance reasonably satisfactory to it, that all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and other third parties (i) necessary for the consummation of the Transactions and (ii) as otherwise set forth in Section 6.02(c) of the Company Disclosure
                                       ---------------
Schedule have been obtained, all on terms and conditions reasonably satisfactory to Merger Sub.

          (d)  No  Litigation.  There  shall  not  be  pending  by or before any
               --------------
Governmental Authority any suit, action or proceeding (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other Transactions or seeking to obtain from Merger Sub or any of their affiliates any damages in excess of $25,000 related to the Merger or the other Transactions,
(ii) seeking to prohibit or limit the ownership or operation by the Company or any of its subsidiaries of any material portion of the business or assets of the Company or any of its subsidiaries, to dispose of or hold separate any material portion of the business or assets of the Company or any of its subsidiaries, as a result of the Merger or any of the other Transactions or (iii) seeking to impose limitations after the Effective Time on the ability of Merger Sub (or any designee of Merger Sub), to acquire or hold, or exercise full rights of ownership of, any Common Shares, including, without limitation, the right to vote Common Shares on all matters properly presented to the stockholders of the Company.

          (e)  Officers'  Certificate. At the Closing, the Company shall deliver
               ---------------------
an Officers' Certificate, duly executed by the Company's Chief Executive Officer and Chief Financial Officer and dated as of the Closing Date, stating that the conditions to Closing set forth in Sections 6.02(a) and (b) above have been satisfied.

          (f)  Certified  Copies.  At  the  Closing,  the  Company shall deliver
               -----------------
certified copies of (i) the resolutions duly adopted by the Company Board authorizing the execution, delivery and performance of this Agreement and the Transactions, (ii) the Requisite Stockholder Consent, and (iii) the certificate of incorporation and the bylaws of the Company as then in effect immediately prior to the Effective Time.

          (g)  Voting  Agreement.  The  Voting  Agreement shall be in full force
               -----------------
and  effect  and  shall  not  have  been  amended  or  modified.

          (h)  Registration  Rights  Agreement. That certain Registration Rights
               ------------------------------
Agreement, dated as of October 2, 1996, by and among the Company and the other parties thereto (the "Registration Agreement") shall have been terminated and
                         ----------------------
the  Registration  Agreement  shall  be  of  no  further  force  and  effect.

          (i)  Director  Resignations. At the Closing, the Company shall deliver
               ----------------------
signed letters of resignation from each director of the Company pursuant to which each such director resigns from his position as a director of the Company and makes such resignation effective at or prior to the Effective Time.

     6.03     Conditions  to Obligation of the Company.  The obligations of
              ----------------------------------------
the Company to consummate the Merger are subject to the satisfaction, at or before the Effective Time, of each of the following additional conditions, unless waived by the Company in writing prior to the Effective Time:

          (a)  Representations  and  Warranties.  The  representations  and
               --------------------------------
warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all material respects (except for representations and warranties qualified by materiality or Parent/Merger Sub Material Adverse Effect, representations and warranties qualified as to the prevention or delay of the consummation of any of the Transactions and representations and warranties as to the performance by Parent and Merger Sub of its obligations under this Agreement, which, in each case, shall be true and correct in all respects) (i) as of the date of this Agreement and (ii) as of the Closing Date as though then made on and as of the Closing Date except for (A) changes specifically contemplated or permitted by this Agreement and (B) those representations and warranties that address matters only as of a particular date (which shall remain true and correct as of such date).

          (b)  Covenants  and  Agreements.  Each  of Parent and Merger Sub shall
               --------------------------
have, in all material respects, performed all obligations and complied with all agreements and covenants required to be performed by it or complied with by it under this Agreement at or prior to the Effective Time.

          (c)  Officers'  Certificate. At the Closing, each of Parent and Merger
               ----------------------
Sub shall deliver an Officers' Certificate, duly executed by its Chief Executive Officer and Chief Financial Officer and dated as of the Closing Date, stating that the conditions to Closing set forth in Sections 6.03(a) and (b) above have
                                             ------------------------
been  satisfied.

          (d)  Certified  Copies.  At the Closing, each of Parent and Merger Sub
               -----------------
shall deliver certified copies of (i) the resolutions duly adopted by its board of directors authorizing the execution, delivery and performance of this Agreement and the Transactions, (ii) the resolutions duly adopted by Parent, as the sole Merger Sub stockholder, adopting this Agreement and the Transactions and (iii) its certificate of incorporation and bylaws as then in effect immediately prior to the Effective Time.

                                    ARTICLE 7

                                   TERMINATION

     7.01   Termination  by  Mutual  Consent.  This  Agreement  may  be
            --------------------------------
terminated and the Merger and other Transactions may be abandoned at any time prior to the Effective Time, before or after the adoption of this Agreement by the stockholders of the Company or Merger Sub, by the mutual written consent of the Company, acting under the direction of the Company Board, and Merger Sub, acting under the direction of its board of directors.

     7.02   Termination  by  Either  Merger  Sub  or  the  Company.  This
            ------------------------------------------------------
Agreement may be terminated and the Merger and other Transactions may be abandoned at any time prior to the Effective Time, before or after the adoption of this Agreement by the stockholders of the Company or Merger Sub, by either Merger Sub, by action of the board of directors of Merger Sub, or the Company, acting under the direction of the Company Board, if:

          (a) any Governmental Authority shall have issued an Order (which has not been vacated, withdrawn or overturned) permanently restraining, enjoining or otherwise prohibiting the acceptance for payment of, or payment for, the Common Shares pursuant to the Merger and such Order shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Section 7.02(a) shall not be available: (i) to any party that
                   ---------------
has  failed  to  perform  its  obligations  under  Section  5.08  or the proviso
                                                   -------------
contained  in  Section  6.01(b)  or  (ii)  to  the Company in the event that any
               ----------------
amounts  are  owed  to  the  Parent  under  loans  made  under  Section 5.15; or
                                                                ------------

          (b) the Merger shall not have been consummated on or before April 30, 2002 (the "Expiration Date"); provided that the Expiration Date shall be
             ----------------     --------  ----
automatically extended to June 30, 2002 if the Merger shall not have been consummated on or prior to April 30, 2002 due to (i) the failure of the condition set forth in Section 6.01(b) or (ii) the SEC not approving the
                           ----------------
Information Statement or Proxy Statement for mailing to the Company's stockholders on or prior to April 1, 2002; or

          (c) events have occurred which have made it impossible for the non-terminating party to satisfy (or to have satisfied) on or before the Expiration Date a condition precedent to the terminating party's obligations to consummate the Transactions;


provided  that  the  right  to  terminate this Agreement under this Section 7.02
--------  ----                                                      ------------
shall not be available: (i) to any party whose failure to perform any covenant or obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before the Expiration Date or (ii) to the
Company in the event that any amounts are owed to the Parent under loans made under Section 5.15.
       -------------

     7.03     Termination  by Merger Sub.  This Agreement may be terminated
              ---------------------------
and the Merger and other Transactions may be abandoned at any time prior to the Effective Time, before or after the adoption of this Agreement by the stockholders of the Company or Merger Sub, by action of the board of directors of Merger Sub, if:

          (a) the Company shall have breached in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement (a "Terminating Company Breach") and such Terminating Company
                      ---------------------------
Breach is not cured within five days after notice thereof is received by the Company (provided that the Company shall not be entitled to any cure period for
          -------- ----
any  breach  of  Section  5.09  hereof);  or
                 -------------

          (b) if any required approval of the Requisite Stockholders shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a stockholder meeting, at any adjournment thereof, or by written consent; or

          (c) the Board of Directors of the Company makes a Recommendation Modification/Withdrawal or the Company enters into a definitive agreement for a Superior Acquisition Proposal or any other Acquisition Proposal.

     7.04     Termination by the Company.  This Agreement may be terminated
              --------------------------
by the Company, acting under the direction of the Company Board, and the Merger and other Transactions may be abandoned if:

          (a) at any time prior to the Effective Time, before or after the adoption of this Agreement by the stockholders of the Company or Merger Sub, if Parent or Merger Sub shall have breached in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement (a "Terminating Merger Sub Breach") and such Terminating Merger Sub
                ------------------------------
Breach is not cured within five days after notice thereof is received by Merger Sub and no amounts are owed by the Company to Parent under loans made under
Section  5.15;
-------------

          (b) at any time prior to the vote (by Requisite Stockholders or otherwise) of the majority stockholders of the Company for approval of the Merger (and not thereafter if the Merger is approved thereby), the Board of Directors of the Company shall have accepted a Superior Acquisition Proposal and the Company shall have paid the termination fee set forth in Section 7.06; or
                                                                ------------

          (c) at any time prior to the Effective Time, before or after the adoption of this Agreement by the Stockholders of the Company or Merger Sub, if Parent does not provide the Company with a requested loan under Section 5.15 as
                                                                 ------------
a result of the Company being unable to make the certifications set forth therein and a period of 5 business days have elapsed since Parent's refusal; provided that no amounts are owed by the Company to Parent under loans made under Section 5.15.
       -------------

     7.05     Effect  of  Termination.  In  the event of the termination of
              -----------------------
this Agreement and abandonment of the Merger and other transactions contemplated thereby pursuant to this Article 7, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of any Party or its officers, directors, stockholders, affiliates and agents, other than the provisions of Sections 3.19, 5.06, 5.09, 7.05, 7.06, 8.01, 8.02 and 8.07 and the
              ------------------------------------------------------------------
penultimate sentence of Section 5.04, for which only the Company, Merger Sub and
------------------------------------
Parent  may be liable.  Nothing contained in this Section 7.05 shall relieve any
                                                  ------------
Party  from  liability  for  any  breach  of  this  Agreement.

     7.06     Payment  of  Termination  Amount.  In  the  event  that  (x)  this
              --------------------------------
Agreement  is terminated by the Company pursuant to Section 7.04(b), or (y) this
                                                    ---------------
Agreement  is  terminated  by  Parent pursuant to Section 7.03(c), then, in each
                                                  ---------------
such case, the Company shall pay Parent a non-refundable fee equal to three hundred fifty thousand dollars ($350,000) (the "Termination Amount"), which
                                                     ------------------
amount shall be payable by wire transfer of same day funds on or prior to such termination. The Company acknowledges that the agreements contained in this
Section  7.06  are  an  integral  part  of the transactions contemplated in this
-------------
Agreement, and that, without these agreements, Parent would not enter into this Agreement. In the event this Agreement is properly terminated by either the Company or Parent and Parent receives the Termination Amount, it shall not (i) assert or pursue in any manner, directly or indirectly, any claim or cause of action based in whole or in part upon alleged tortious or other interference with rights under this Agreement against any entity or person submitting an Acquisition Proposal or (ii) assert or pursue in any manner, directly or indirectly, any claim or cause of action against the Company or any of its officers  or  directors  based  in  whole  or in part upon its or their receipt, consideration, recommendation or approval of an Acquisition Proposal for the Company's exercise of its right of termination (assuming all such activities were consistent with the provisions of Section 5.09 hereof).
                                             -------------


                                    ARTICLE 8

                                  MISCELLANEOUS

     8.01   Payment  of Fees and Expenses.  Except as provided in Section
            -----------------------------
7.06, all fees and expenses incurred in connection with this Agreement, the Voting Agreement and the Transactions shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

     8.02   Survival.
            --------

          (a) The representations, warranties and agreements made in this Agreement shall not survive beyond the Effective Time or the termination of this Agreement in accordance with Article 7 hereof. Notwithstanding the foregoing, the agreements set forth in Articles 1 and 2 and Sections 5.07 and 5.09 and
Article 8 shall survive the Effective Time and those set forth in Section 7.05 shall survive termination.

          (b) Subject to the limitations set forth below, Parent and Merger Sub (and after the Effective Time, the Surviving Corporation) each hereby irrevocably and unconditionally release, acquit and forever discharge (and shall be deemed at the Effective Time to once again unconditionally release, acquit and forever discharge) on behalf of itself and any person acting by, through, under or in concert with each of them and any and all persons acting by, through, under or in concert with any of them (collectively, the "Releasors"),
                                                                    ---------
each of the existing and prior stockholders, officers and directors (and their respective affiliates) of the Company and its subsidiaries (collectively, the "Released Parties") from any and all claims (including attorneys' fees and costs
 ----------------
actually incurred) arising out of or with respect to the representations and warranties of the Company in this Agreement (other than with respect to, and to the extent of, claims that involve willful misrepresentation or fraud on the part of a Released Party, and then only with respect to such Released Party), and each of the Releasors agrees that neither it, nor any of the Releasors or any other person acting by, through, or under, the Releasors shall institute, pursue, solicit, encourage or assist any action, lawsuit or claim against or adverse to the Released Parties arising from or attributable to the Releasors in connection with the foregoing; provided that the foregoing shall not release any
                               -------- ----
of the Released Parties who are parties to the Voting Agreement from their obligations thereunder. Each of the Released Parties are express and intended third party beneficiaries of the foregoing, and shall have the right to enforce the foregoing directly against any of the Releasors.

     8.03     Modification  or Amendment.  This Agreement may be amended by
              --------------------------
the parties hereto at any time before or after adoption of this Agreement by the stockholders of the Company or Merger Sub; provided that after any such approval, there shall not be made any amendment that by law requires the further approval by such stockholders without such further approval. Without limiting the foregoing, this Agreement may not be amended or modified except by an instrument in writing signed by the parties.

     8.04     Entire  Agreement;  Assignment.  This  Agreement  (including  the
              ------------------------------
documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof. No party is making any representations, warranties or projections in connection with the Transactions, other than those specifically set forth in this Agreement (as qualified by such party's Disclosure Schedule) or specifically required to be delivered pursuant to this Agreement. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party (except that Merger Sub may assign its rights, interest and obligations to any wholly-owned direct or indirect subsidiary of Parent or any wholly-owned direct or indirect subsidiary of Merger Sub without the consent of the Company). Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     8.05     Validity.  The  invalidity  or  unenforceability  of  any
              --------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

     8.06     Notices.  All  notices,  requests,  claims,  demands  and  other
              -------
communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by overnight courier or telecopier to the respective parties as follows:


     If  to  Merger  Sub:


          Sram  Acquisition  Corporation
          c/o  SRAM  Corporation
          1333  N.  Kingsbury,  4th  Floor
          Chicago,  IL  60622
          Attention:  Brian  Benzer
          Facsimile  No.:  (312)  664-8826
     with  a  copy  to:
     -----------------

          Kirkland  &  Ellis
          200  East  Randolph  Drive
          Chicago,  IL  60601
          Attention:     Willard  G.  Fraumann,  P.C.
                         Dennis  M.  Myers
          Facsimile  No.:  (312)  861-2200

     If  to  the  Company:

          ROCKSHOX,  INC.
          1610  Garden  of  the  Gods  Road
          Colorado  Springs,  CO  80907
          Attention:     Chief  Executive  Officer
          Facsimile  No.:  (719)  278-7468

     with  a  copy  to:
     -----------------

          Holme  Roberts  &  Owen  LLP
          90  S.  Cascade  Avenue,  Suite  1300
          Colorado  Springs,  CO  80903
          Attention:     J.  Gregory  Holloway
          Facsimile  No.:  (719)  633-1518

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above; provided that notice of any change of address shall be effective only upon receipt thereof.

     8.07   Governing  Law.  This  Agreement  shall  be  governed  by and
            --------------
construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     8.08   Descriptive  Headings.  The  descriptive  headings  herein  are
            ---------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     8.09   Counterparts.  This  Agreement  may  be  executed  in  two or more
            ------------
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     8.10   Certain  Definitions.     As  used  in  this  Agreement:
            ---------------------

          (a)  the  term  "affiliate,"  as  applied  to  any  person, shall mean
                           ---------
any other person directly or indirectly controlling, controlled by, or under common control with, that person. For the purposes of this definition,
"control"  (including,  with  correlative  meanings,  the  terms  "controlling,"
                                                                   -----------

"controlled  by"  and  "under  common  control with"), as applied to any person,
-----------             ---------------------------
means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through the ownership of voting securities, by contract or otherwise;

          (b)  the  term  "knowledge,"  of any person which is not an individual
                           ---------
means the actual knowledge, after due inquiry, of such person's directors and officers after consultation with each other;

          (c)  the  term  "likely,"  means  more  probable  than  not;

          (d) the terms "reasonable best efforts," "all reasonable efforts," "reasonable efforts" or "commercially reasonable efforts' or words of like effect shall not require the expenditure of more than a reasonable amount of funds, under the circumstances, except in the context of the Parties obligations under Section 6.01(b);

          (e)  the  term  "Person"  or  "person"  shall  include  individuals,
                           ------        ------
corporations, partnerships, trusts, other entities and groups (which term shall include a "group" as such term is defined in Section 13(d)(3) of the Exchange
             -----
Act); and

          (f)  the  term  "subsidiary"  or "subsidiaries" means, with respect to
                                ----------       ------------
any Person, any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity or beneficial interests, the holders of which are generally entitled vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     8.11     Specific  Performance.  The  parties  hereto  agree  that
              ---------------------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     8.12     Company  Disclosure  Schedule.  Any disclosure made with reference
              -----------------------------
to one or more sections of the Company Disclosure Schedule shall be deemed disclosed only with respect to such Section unless such disclosure is made in such a way as to make its relevance to the information called for by another section of the Company Disclosure Schedule readily apparent in which case, such disclosure shall be deemed to have been included in such other section, notwithstanding the omission of a cross reference thereto.

     8.13     Extension;  Waiver.  At  any  time  prior to the Effective Time, a
              ------------------
party may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the proviso in Section 8.03, waive compliance by the other party with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

     8.14     Third-Party  Beneficiaries.  Except  for the provisions of Section
              --------------------------                                 -------
5.07  and Section 5.09, this Agreement is not intended to confer upon any person
----      ------------
other  than  the  parties  hereto  any  rights  or  remedies.

     8.15     Severability.  If any term or other provision of this Agreement is
              ------------
invalid, illegal or incapable of being enforced by any rule of law or public policy, unless the effects of such invalidity, illegality or unenforceability would prevent the parties from realizing the major portion of the economic benefits of the Merger that they currently anticipate obtaining therefrom, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                                  *  *  *  *  *

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officer thereunto duly authorized, all as of the day and year first above written.


                                   ROCKSHOX,  INC.


                                   By:  /s/  Bryan  L.  Kelln
                                        Name:   Bryan  L.  Kelln
                                        Title:  President  and  CEO



                                   SRAM  ACQUISITION  CORPORATION


                                   By:  /s/  Stanley  R.  Day,  Jr.
                                        Name:   Stanley  R.  Day,  Jr.
                                        Title:  President



                                   SRAM  CORPORATION


                                   By:  /s/  Stanley  R.  Day,  Jr.
                                        Name:   Stanley  R.  Day,  Jr.
                                        Title:  President

                                 AMENDMENT NO. 1
                                 ---------------
                                       to
                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

     This  AMENDMENT  NO.  1  to AGREEMENT AND PLAN OF MERGER (this "Amendment")
                                                                     -----------
dated as of February 22, 2002, is between ROCKSHOX, INC., a Delaware corporation (the "Company"), SRAM Corporation, an Illinois corporation ("Parent"), and Sram
       -------                                                ------
Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (the "Merger Sub").
               -----------

     WHEREAS, the Company, Parent and Merger Sub entered into an Agreement and Plan of Merger dated as of February 19, 2002 by and among such parties (the "Merger Agreement"); and
------------------

     WHEREAS, each of the parties to the Merger Agreement desires to enter into this Amendment in order to amend certain provisions of the Merger Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:


                                    ARTICLE 1

                                   AMENDMENTS

     1.01     Other Acquisition Proposals.  Section 5.09 of the Merger Agreement
              ---------------------------
shall  hereby  be  amended  to  read  in  its  entirety  as  follows:

     "5.09     Other  Acquisition  Proposals.
               -----------------------------

          (a) From and after February 22, 2002, until the earlier of the Effective Time and the termination of this Agreement pursuant to Article 7, the
                                                                  ---------
Company, its subsidiaries and their affiliates shall not, and shall cause the Company Representatives not to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiry in connection with or the making of any proposal from any Person that constitutes, or may reasonably be expected to lead to (x) an Acquisition Proposal (as defined below) or (y) a breach of this Agreement or the Voting Agreement or otherwise interfere in any material respect with the completion of the Merger, (ii) enter into, explore, maintain, participate in or continue any discussion or negotiation with any Person (other than Parent, Merger Sub or any of the Merger Sub Representatives, as applicable) regarding an Acquisition Proposal, or furnish to any Person (other than Parent, Merger Sub or any of the Merger Sub Representatives, as applicable) any information or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person (other than Parent, Merger Sub or any of the Merger Sub Representatives, as applicable) to make or effect an Acquisition Proposal, (iii) enter into any agreement, arrangement or understanding with respect to, or otherwise endorse, any Acquisition Proposal, or (iv) authorize or permit any Company Representative to take any such action. The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any persons (other than Parent, Merger Sub and the Merger Sub Representatives) conducted heretofore with respect to any Acquisition Proposal. The Company agrees that it will take the necessary steps to inform promptly the individuals or entities referred to in the first sentence of this Section 5.09 of the
                                                             ------------
obligations  undertaken  in  this  Section  5.09.
                                   -------------

          (b) The Company shall notify Parent immediately after receipt by the Company Board or the Company's executive management of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal or for access to the properties, books or records of the Company by any person or entity that informs such party that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the terms and conditions of such proposal, inquiry or contact.

          (c)  For purposes of this Agreement, "Acquisition Proposal" shall mean
                                                --------------------
any offer or proposal for, or any indication of interest in, (i) any direct or indirect acquisition or purchase of 10% or more of the total assets of the Company or any of its subsidiaries, in a single transaction or series of transactions, (ii) any direct or indirect acquisition or purchase of 20% or more of any class of equity securities of the Company or any of its subsidiaries, in a single transaction or series of transactions, (iii) any tender offer or exchange offer (including a self-tender offer) that if consummated would result in any person beneficially owning 20% or more of any class of equity securities of the Company or any of its subsidiaries, (iv) any merger, consolidation, share exchange, business combination, recapitalization, reclassification or other similar transaction involving the Company or any of its subsidiaries or (v) any public announcement of an agreement, proposal, plan or intention to do any of the foregoing, other than the transactions contemplated by this Agreement."

     1.02     Interim  Financing.  Section  5.15  of  the Merger Agreement shall
              ------------------
hereby  be  amended  to  read  in  its  entirety  as  follows:

     "5.15     Interim  Financing.  Parent covenants and agrees that, within two
               ------------------
business days of its receipt of the Requisite Stockholder Consent (which is being delivered to Parent on the date of this Amendment), Parent will loan to the Company the aggregate amount of $2.0 million upon the terms set forth in
Exhibit  5.15. "
-------------

     1.03     Termination  by  Merger Sub.  Section 7.03 of the Merger Agreement
              ---------------------------
shall  hereby  be  amended  to  read  in  its  entirety  as  follows:

     "7.03     Termination  by Merger Sub.  This Agreement may be terminated and
               --------------------------
the Merger and other Transactions may be abandoned at any time prior to the Effective Time, before or after the adoption of this Agreement by the stockholders of the Company or Merger Sub, by action of the board of directors of Merger Sub, if:

          (a) the Company shall have breached in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement (a "Terminating Company Breach") and such Terminating Company Breach
                --------------------------
is not cured within five days after notice thereof is received by the Company (provided that the Company shall not be entitled to any cure period for any
---------  ----
breach  of  Section  5.09  hereof);  or
            -------------

          (b) if any required approval of the Requisite Stockholders shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a stockholder meeting, at any adjournment thereof, or by written consent."

     1.04     Termination  by the Company.  Section 7.04 of the Merger Agreement
              ---------------------------
shall  hereby  be  amended  to  read  in  its  entirety  as  follows:

     "7.04 Termination by the Company. This Agreement may be terminated by the Company, acting under the direction of the Company Board, and the Merger and other Transactions may be abandoned if at any time prior to the Effective Time, before or after the adoption of this Agreement by the stockholders of the Company or Merger Sub, if Parent or Merger Sub shall have breached in any material respect any of its representations, warranties, covenants or other agreements set forth in this Agreement (a "Terminating Merger Sub Breach") and
                                             -----------------------------
such Terminating Merger Sub Breach is not cured within five days after notice thereof is received by Merger Sub and no amounts are owed by the Company to Parent under loans made under Section 5.15
                                   -------------

     1.05     Effect of Termination.  Section 7.05 of the Merger Agreement shall
              ---------------------
hereby  be  amended  to  delete  the  reference  to  Section  7.06.

     1.06     Termination  Fee.  Section  7.06  of the Merger Agreement shall be
              ----------------
deleted  in  its  entirety.

     1.07     Payment  of  Fees  and  Expenses. Section 8.01 of the Merger
              --------------------------------
Agreement  shall  hereby  be  amended  to  read  in  its  entirety  as  follows:

     "8.01     Payment  of Fees and Expenses.  All fees and expenses incurred in
               -----------------------------
connection with this Agreement, Amendment No. 1 hereto, the Voting Agreement and the Transactions shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated."

     1.08     General.  This  Amendment  shall  be  effective as of February 22,
              -------
2002.

                                    ARTICLE 2

                                  MISCELLANEOUS

     2.01     Governing  Law.  This Amendment shall be governed by and construed
              --------------
in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     2.02     Descriptive Headings. The descriptive headings herein are inserted
              --------------------
for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Amendment.

     2.03 Counterparts.  This  Amendment  may  be  executed  in  two  or  more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf by its respective officer thereunto duly authorized, all as of the day and year first above written.


                                           ROCKSHOX, INC.


                                           By: /s/ Bryan L. Kelln
                                               ---------------------------------
                                               Name:  Bryan L. Kelln
                                                    ----------------------------
                                               Title:  President and CEO
                                                     ---------------------------


                                           SRAM ACQUISITION CORPORATION


                                           By: /s/ Stanley R. Day, Jr.
                                               ---------------------------------
                                               Name:  Stanley R. Day, Jr.
                                                    ----------------------------
                                               Title:  President
                                                     ---------------------------


                                           SRAM CORPORATION


                                           By: /s/ Stanley R. Day, Jr.
                                               ---------------------------------
                                               Name:  Stanley R. Day, Jr.
                                                    ----------------------------
                                               Title:  President
                                                     ---------------------------

                                    ANNEX B


                                                                  Execution Copy

                          CONSENT AND VOTING AGREEMENT
                          ----------------------------

          This CONSENT AND VOTING AGREEMENT, dated as of February 19, 2002 (the "Agreement"), is by and among SRAM Corporation, an Illinois corporation
 ---------
("Parent"),  Sram  Acquisition  Corporation,  a  Delaware  corporation  and  a
 -------
wholly-owned subsidiary of Parent ("Merger Sub"), and each of the Persons listed
                                    ----------
on  Schedule  I attached hereto (each a "Requisite Stockholder" and collectively
    -----------                          ---------------------
the  "Requisite  Stockholders").  Each  of  the  Requisite  Stockholders  is  a
      -----------------------
stockholder  of  ROCKSHOX,  INC.,  a  Delaware  corporation  (the  "Company").
                                                                    -------

                              W I T N E S S E T H:

          WHEREAS, contemporaneously with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which
                                                       ----------------
provides for, upon the terms and subject to conditions set forth therein, (i) the merger of Merger Sub with and into the Company (the "Merger") and (ii) the
                                                           ------
conversion of each share of the Company's common stock, par value $.01 per share, into the right to receive $0.41 in cash. Capitalized terms used herein and not otherwise defined are defined in the Merger Agreement;

          WHEREAS, as of the date hereof, each Requisite Stockholder owns beneficially and of record the number of shares of the Company's common stock, par value $.01 per share (all such shares so owned and which may hereafter be acquired by such Requisite Stockholder prior to the termination of this Agreement, whether upon the exercise of options or by means of purchase, dividend, distribution or otherwise, being referred to herein as such Requisite Stockholder's "Common Shares"), set forth opposite such Requisite Stockholder's
               -------------
name  in  Schedule  I  attached  hereto;
          -----------

          WHEREAS, the Requisite Stockholders hold a majority of the voting power of the outstanding shares of the common stock of the Company on a fully diluted basis;

          WHEREAS, approval and adoption of the Merger Agreement by the Requisite Stockholders is a condition to the consummation of the Merger;

          WHEREAS, the Company Board has, prior to the execution of this Agreement, duly and validly approved and adopted the Merger Agreement and approved this Agreement, and such approvals and adoption have not been withdrawn; and

          WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent and Merger Sub have required that each of the Requisite Stockholders enter into this Agreement pursuant to which, among other things, the Requisite Stockholders have agreed to certain consent and voting provisions in connection with and in favor of the Merger.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Requisite Stockholders hereby agree as follows:

     1.     Consent  and  Voting  Matters;  Other  Covenants  of  the  Requisite
            --------------------------------------------------------------------
Stockholders.
------------

          (a)     Consent.  Each  Requisite  Stockholder  agrees  (for  himself,
                  -------
herself or itself and not as to any other Requisite Stockholder) that on February 19, 2002, he, she or it shall execute and deliver, or cause to be executed and delivered by the record owner thereof, in accordance with Section 228 of the DGCL, the Requisite Stockholders Consent in the form of Exhibit A
                                                                       ---------
hereto  (the  "Consent"),  which  shall be irrevocable (subject, however, to the
               -------
provisions of paragraph 8(a) and the other conditions hereof) with respect to all Common Shares that are owned beneficially or of record by such Requisite
Stockholder or as to which such Requisite Stockholder has, directly or indirectly, the right to vote or direct the voting.

          (b)     Agreement to Vote.  Each Requisite Stockholder hereby  further
                  -----------------
agrees (for himself, herself or itself and not as to any other Requisite Stockholder) that, from the date hereof until the termination of this Agreement pursuant to paragraph 8(a) hereof (the "Term"), it shall, from time to time, at
                                         ----
the request of Parent or Merger Sub, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of the Company, however duly called, or in connection with any written consent of the holders of Common Shares, if a meeting is held, appear at such meeting or otherwise cause such Requisite Stockholder's Common Shares to be counted as present thereat for purposes of establishing a quorum, and he, she or it shall vote or consent (or cause to be voted or consented), in person or by proxy, all such Requisite Stockholder's Common Shares, and any other voting securities of the Company (whether acquired heretofore or hereafter), that are beneficially owned by such Requisite Stockholder or its subsidiaries or as to which such Requisite Stockholder has, directly or indirectly, the right to vote or direct the voting, (i) in favor of the Merger, the adoption of the Merger Agreement (as amended from time to time), the approval of the terms thereof and each of the Transactions and any actions required in furtherance thereof; (ii) against any proposal, action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company or any subsidiary thereof under the Merger Agreement or which is reasonably likely to result in any of the conditions of the Company's obligations under the Merger Agreement not being fulfilled; (iii) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Merger, the Transactions and any other matters contemplated by the Merger Agreement): (1) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its subsidiaries; (2) a sale, lease or transfer of a material amount of assets of the Company or its subsidiaries or a reorganization, recapitalization, dissolution or liquidation of the Company or its subsidiaries; (3) (x) any change in the majority of the Company Board; (y) any material change in the present capitalization of the Company or any amendment of the Company's certificate of incorporation or bylaws; or (z) any other material change in the Company's corporate structure or business or change in any manner of the voting rights of the Common Shares (and such Requisite Stockholder shall not enter into any agreement or understanding with any person or entity prior to the termination of this Agreement to vote or give instructions in a manner inconsistent with clauses (x), (y) or (z) of this clause (3)); and (d) in favor of any other matter necessary for consummation of the Transactions which is considered at any such meeting of the stockholders or in such consent, and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing, including the ability for Parent or Merger Sub or their respective nominees to vote such Common Shares directly.

          (c)     No  Inconsistent Arrangements.  Except as contemplated by this
                  -----------------------------
Agreement, each Requisite Stockholder agrees (for himself or itself and not as to any other Requisite Stockholder) that he or it shall not during the Term (i) transfer (which term shall include, without limitation, any sale, assignment, gift, pledge, hypothecation or other disposition), or consent to any transfer of, any or all of such Requisite Stockholder's Common Shares or any interest therein, or create or, permit to exist any Lien on such Common Shares, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Common Shares or any interest therein,
(iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Common Shares, (iv) deposit such Common Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Common Shares, or (v) take any other action that would in any way restrict, limit or interfere with the performance of his obligations hereunder or the Transactions.

          (d)     Proxy.  Each  Requisite Stockholder (for himself or itself and
                  -----
not  as  to  any  other  Requisite Stockholder) hereby revokes any and all prior proxies or powers of attorney in respect of his Common Shares and constitutes and appoints Parent and Merger Sub, or any nominee of Parent or Merger Sub, as his or its true and lawful attorney-in-fact and proxy (with full power of substitution and resubstitution at any time during the Term) (the "Proxy"), for
                                                                    -----
and in his or its name, place and stead, to execute and deliver a written consent and to vote such Requisite Stockholder's Common Shares as indicated in paragraph 1(a) above and to vote each of such Common Shares as his or its Proxy, at every annual, special, adjourned or postponed meeting of the stockholders of the Company. THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM.

          (e)     Waiver  Of Rights.  Each Requisite Stockholder (for himself or
                  -----------------
itself and not as to any other Requisite Stockholder) hereby waives (i) any rights of appraisal or rights to dissent from the Merger and (ii) any rights to participate in any stockholder or derivative lawsuits initiated against any of Parent, Merger Sub or the Company or any of their respective directors, officers or Affiliates in connection with the Transactions.

          (f)     Disclosure.  Each  Requisite  Stockholder  hereby  authorizes
                  ----------
Parent and Merger Sub to publish and disclose in the Information Statement (including all documents and schedules filed with the SEC) his, her or its identity and ownership of the Common Shares and the nature of his, her or its commitments, arrangements and understandings under this Agreement.

     2.     Representations  and  Warranties of the Requisite Stockholder.  Each
            -------------------------------------------------------------
Requisite Stockholder, severally but not jointly, makes the following representations and warranties to Parent and Merger Sub:

          (a)     Power;  Binding  Agreement. Such Requisite Stockholder has the
                  --------------------------
power and authority to enter into and perform all of his, her or its obligations under this Agreement (including the power and authority without further action on the part of any stockholders, members or partners thereof or any other juridical or nonjuridical person to comply with the consent and voting requirements of paragraph 1 hereof). The execution, delivery and performance of this Agreement by such Requisite Stockholder will not violate any other agreement to which such Requisite Stockholder is a party (including any trust agreement, voting agreement, stockholders agreement or voting trust), except to the extent any such violations, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on Parent or Merger Sub or to prevent or materially delay the consummation of the Transactions. This Agreement has been duly and validly authorized, executed and delivered by such Requisite Stockholder and constitutes a valid and binding agreement of such Requisite Stockholder, enforceable against it in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor's rights generally or (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or law, and to the discretion of the court before which any proceeding therefor may be brought.

          (b)     No  Conflict.  Other  than  any  filings  required  under  the
                  ------------
Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is required to be made or obtained by such Requisite Stockholder for the execution of this Agreement by such Requisite Stockholder, except for any such filings the failure of which to be made, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on Parent or Merger Sub or to prevent or materially delay the consummation of the transactions contemplated hereby and filings required in connection with the consummation of the Merger. Neither the execution and delivery of this Agreement by such Requisite Stockholder nor the consummation by such Requisite Stockholder of the transactions contemplated hereby nor compliance by such Requisite Stockholder with any of the provisions hereof shall (i) conflict with or result in any breach of such Requisite
Stockholder's certificate of incorporation, bylaws, operating agreement, partnership agreement or other organizational or governing document or agreement, as the case may be, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Requisite Stockholder is a party or by which such Requisite Stockholder or any of the Requisite Stockholder's properties or assets may be bound or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Requisite Stockholder or any of such Requisite Stockholder's stockholders, partners, members, properties or assets, except to the extent any of the foregoing, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on Parent or Merger Sub or to prevent or materially delay the consummation of the Transactions or to prevent such Requisite Stockholder from complying with its obligations hereunder.

          (c)     Reliance.  Such  Requisite  Stockholder  understands  and
                  --------
acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Requisite Stockholder's execution and delivery of this Agreement.

          (d)     Ownership  of Common Shares. Such Requisite Stockholder is the
                  ---------------------------
record owner of the number Common Shares set forth opposite his, her or its name on Schedule I attached hereto, free and clear of any Liens. Such Requisite
    -----------
Stockholder has sole voting power, and sole power of disposition, with respect to all of such Requisite Stockholder's Common Shares. Neither such Requisite

Stockholder nor any of its affiliates owns or holds any rights to acquire additional Common Shares or other securities of the Company or any interest therein or any voting rights with respect to any additional Common Shares or any other securities of the Company.

          (e)     No  Broker.  Such  Requisite  Stockholder has not employed any
                  ----------
investment banker, broker, finder, consultant or intermediary in connection with the Transactions which would be entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement, the Merger Agreement or the Transactions.

     3.     Representations and Warranties of Parent and Merger Sub.  Parent and
            -------------------------------------------------------
Merger Sub hereby represent and warrant to each Requisite Stockholder that each of Parent and Merger Sub are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent and Merger Sub have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought.

     4.     Covenants of the Requisite Stockholders. Each Requisite Stockholder,
            ---------------------------------------
severally  but  not  jointly,  hereby  covenants  and  agrees  as  follows:

          (a)     Reasonable  Best  Efforts. Subject to the terms and conditions
                  -------------------------
of this Agreement, each of the Requisite Stockholders (in their limited role as stockholders) agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the Merger Agreement, the Transactions, this Agreement and the transactions provided for by this Agreement. Parent and Merger Sub acknowledge and agree that, to the extent that any Requisite Stockholder has fiduciary duties to the Company as an officer or director, this Agreement shall in no way limit the ability of such Requisite Stockholder to exercise such fiduciary duties.

          (b)     No  Solicitation.  During  the  Term,  each  of  the Requisite
                  ----------------
Stockholders (in their limited role as stockholders) shall not, and each Requisite Stockholder shall cause his or its agents or representatives (collectively, the "Representatives") not to, directly or indirectly, (i)
                      ---------------
solicit, initiate or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiry in connection with or the making of any proposal from any Person that constitutes, or may reasonably be expected to lead to (x) an Acquisition Proposal or (y) a breach of this Agreement or the Merger Agreement or otherwise interfere in any material respect with the completion of the Merger, (ii) enter into, explore, maintain, participate in or continue any discussion or negotiation with any Person (other than Parent, Merger Sub or any of the Merger Sub Representatives, as applicable) regarding an Acquisition Proposal, or furnish to any Person (other than Parent, Merger Sub or any of the Merger Sub Representatives, as applicable) any information or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person (other than

Parent, Merger Sub or any of the Merger Sub Representatives, as applicable) to make or effect an Acquisition Proposal, (iii) enter into any agreement, arrangement or understanding with respect to, or otherwise endorse, any Acquisition Proposal, or (iv) authorize or permit any Representative to take any such action. Each Requisite Stockholder agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Person (other than Parent, Merger Sub and their respective affiliates) conducted heretofore with respect to any Acquisition Proposal. Each Requisite Stockholder agrees that it will take the necessary steps to inform promptly the individuals or entities referred to in the first sentence of this paragraph 4 of the obligations undertaken in this paragraph 4. Each Requisite Stockholder shall notify Parent and Merger Sub immediately after receipt by such Requisite Stockholder (or his or its advisors) of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal or for access to the properties, books or records of the Company by any person or entity that informs such party that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the material terms and conditions of such proposal, inquiry or contact.

     5.     Certain  Events.  Each  Requisite Stockholder agrees (for himself or
            ---------------
itself and not as to any other Requisite Stockholder) that this Agreement and the obligations hereunder shall attach to such Requisite Stockholder's Common Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Common Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Requisite Stockholder's administrators, successors or receivers. Notwithstanding any transfer of Common Shares, a transferor shall remain liable for the performance of all of its obligations under this Agreement.

     6.     Stop Transfer. Each Requisite Stockholder agrees with, and covenants
            -------------
to (for himself or itself and not as to any other Requisite Stockholder) Parent and Merger Sub, that he or it shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Common Shares, unless such transfer is made in compliance with this Agreement. Such Requisite Stockholder agrees, with respect to any Common Shares in certificated form, that immediately following the execution hereof, he or it will use reasonable best efforts to present to the Company the certificates representing the Common Shares for inscription by the Company of the following legend: "The shares of Common Stock, par value $.01 per share, of ROCKSHOX, INC. (the "Company") represented by this certificate are subject to a Consent and Voting Agreement dated as of February 19, 2002, and may not be sold or otherwise transferred, except in accordance therewith. Copies of such Agreement may be obtained at the principal executive offices of the Company". Such Requisite Stockholder agrees that it will no longer hold any Common Shares, whether certificated or uncertificated, in "street name" or in the name of any nominee.

     7.     [Reserved]

     8.     Miscellaneous.
            -------------

          (a)     Termination.  This  Agreement  shall  terminate  and  be of no
                  -----------
further  force  and  effect (i) by the written consent of Parent and Merger Sub,
(ii) automatically and without any required action of the parties hereto upon the Effective Time or (iii) upon termination of the Merger Agreement in accordance with its terms. Each Requisite Stockholder shall have the right to terminate his or its obligations under paragraphs 1 and 4 of this Agreement if
(x)  there  is  any  material  modification or waiver of the terms of the Merger
Agreement and (y) such modification or waiver is materially adverse to the rights of such Requisite Stockholder (in its capacity as a stockholder) under the Merger Agreement (it being understood that any decrease in the price per Common Share to be received in the Merger shall constitute a materially adverse modification in respect of each Requisite Stockholder). No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

          (b)      Further  Assurance.  From  time  to  time, at another party's
                   ------------------
reasonable request and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

          (c)     No  Waiver.  The  failure  of any party hereto to exercise any
                  ----------
right, power, or remedy provided under this agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (d)     Specific Performance.  Each Requisite Stockholder acknowledges
                  --------------------
that if he or it fails to perform any of his or its obligations under this Agreement, immediate and irreparable harm or injury would be caused to Parent and Merger Sub for which money damages would not be an adequate remedy. In such event, each Requisite Stockholder agrees that Parent and Merger Sub shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if Parent or Merger Sub should institute an action or proceeding seeking specific enforcement of the provisions hereof, each Requisite Stockholder hereby waives the claim or defense that Parent or Merger Sub has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. Each Requisite Stockholder further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

          (e)     Notice.  All  notices  and  other communications given or made
                  ------
pursuant hereto shall be in writing and shall be deemed to have been duly given or made (i) as of the date delivered or sent by facsimile if delivered personally or by facsimile, and (ii) on the third business day after deposit in the U.S. mail, if mailed by registered or certified mail (postage prepaid, return receipt requested), in the case of a Requisite Stockholder to the address of such Requisite Stockholder set forth in Schedule I attached hereto, and in
                                              ----------
the case of Parent and Merger Sub to the following address:

                    Sram  Acquisition  Corporation
                    c/o  SRAM  Corporation
                    1333  N.  Kingsbury,  4th  Floor
                    Chicago,  Illinois  60622
                    Attention:   Stanley R. Day, Jr.
                    Facsimile:   (312) 664-8826

                    with  a  copy  to:
                    -----------------

                    Kirkland  &  Ellis
                    200  E.  Randolph Drive
                    Chicago,  Illinois 60601
                    Attention:   Willard G. Fraumann, P.C.
                                 Dennis M. Myers
                    Facsimile:   (312) 861-2200

          (f)     Expenses.  Except as otherwise expressly set forth herein, all
                  --------
fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses; provided that the Company shall pay the fees and expenses of
                    -------- ----
the Requisite Stockholders' counsel in an amount not exceeding an aggregate of $10,000.

          (g)     Headings.  The  headings  contained  in this Agreement are for
                  --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (h)     Severability.  If  any  term  or  other  provision  of  this
                  ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

          (i)       Attorneys'  Fees.  In  the  event  that  any  action  or
                    ----------------
proceeding, including without limitation, arbitration, is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action, proceeding or arbitration shall receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and reasonable attorneys' fees as determined by the person or body making such award, judgment, decision or resolution.

          (j)     Entire  Agreement;  No  Third-Party  Beneficiaries.  This
                  --------------------------------------------------
Agreement constitutes the entire agreement and supersedes any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person any rights or remedies hereunder. Nothing in this Agreement shall be construed as an agreement among the Requisite

Stockholders, but rather this Agreement shall be construed as an Agreement between Parent and Merger Sub, on the one hand, and each of the Requisite Stockholders, on the other hand.

          (k)     Assignment.  This Agreement shall not be assigned by operation
                  ----------
of law or otherwise (except that Parent or Merger Sub may assign their respective rights, interest and obligations to any of their affiliates or any of their direct or indirect subsidiaries).

          (l)     Governing  Law.  This  Agreement  shall  be  governed  by, and
                  --------------
construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State.

          (m)     Amendment.  This  Agreement  may  not  be  amended except by a
                  ---------
written instrument executed by Parent, Merger Sub and each of the Requisite Stockholders affected thereby.

          (n)     Waiver.  Any  party  hereto  may  (i)  extend the time for the
                  ------
performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto and
(iii) waive compliance by the other parties hereto with any of their agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

          (o)     Counterparts.  This  Agreement  may be executed in one or more
                  ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.


                                  *  *  *  *  *

          IN WITNESS WHEREOF, Parent, Merger Sub and the Requisite Stockholders have caused this Agreement to be executed as of the date first written above.

                                           SRAM  CORPORATION


                                           By:    ______________________________
                                           Name:  ______________________________
                                           Title: ______________________________


                                           SRAM ACQUISITION CORPORATION


                                           By:    ______________________________
                                           Name:  ______________________________
                                           Title: ______________________________

           [COUNTERPART SIGNATURE PAGE TO CONSENT AND VOTING AGREEMENT
                           FOR REQUISITE STOCKHOLDERS]


                                      Individuals
                                      -----------

                                      By:          _____________________________

                                      Print Name:  _____________________________

                                      Number of Shares of Common Stock:

                                      __________________________________________


                                      Entities
                                      --------

                                      Entity Name: _____________________________

                                      By:          _____________________________

                                      Its:         _____________________________

                                      Number of Shares of Common Stock:

                                      __________________________________________

SCHEDULE I
----------

                             Common Share Ownership


                  Name and Address     Number of Common Shares
                of Requisite Stockholders     Beneficially Owned
                -------------------------     ------------------

                                                                       EXHIBIT A
                                                                       ---------

                               STOCKHOLDER CONSENT
                           Action Taken by the Written
                             Consent of Stockholders
                                       of
                                 ROCKSHOX, INC.

                               February ___, 2002

          The undersigned stockholder of ROCKSHOX, INC., a Delaware corporation (the "Corporation"), acting by written consent in lieu of a meeting pursuant to
Section 228 of the General Corporation Law of the State of Delaware, hereby consents to the adoption of and adopts the following resolution with respect to the shares of the common stock, par value $.01 per share, of the Corporation owned of record by such stockholder on the date hereof:

          RESOLVED, that the Agreement and Plan of Merger, dated as of February 19, 2002 (the "Merger Agreement"), by and between ROCKSHOX, INC., a Delaware corporation, SRAM Corporation, an Illinois corporation and Sram Acquisition Corporation, a Delaware corporation, a copy of which has been furnished to the undersigned stockholders, be, and it hereby is, adopted and approved by the undersigned stockholders.

          The action of the stockholders of the Corporation approved pursuant hereto shall become effective when one or more consents have been (a) signed by stockholders holding shares having a majority of the voting power of the outstanding shares of the common stock of the Corporation, being not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) delivered to the Corporation at its principal place of business.


                                 By:     ____________________________________

                                 Name:   ____________________________________

                                 Title:  ____________________________________

               Number of Common Shares:  ____________________________________

            Address of the stockholder:  ____________________________________



                     Date of Execution:  ____________________________________

                                    ANNEX C

                      FAIRNESS OPINION OF FINANCIAL ADVISOR


  * 311 SOUTH WACKER DRIVE, SUITE 4200 * CHICAGO, ILLINOIS 60606 * 312-697-4600
                               * FAX 312-697-0114



DUFF & PHELPS, LLC



February 19, 2002



Board  of  Directors
RockShox,  Inc.
1610  Garden  of  the  Gods  Road
Colorado  Springs,  CO  80907

Dear  Directors:

The Board of Directors of RockShox, Inc. ("RSHX" or the "Company") has engaged Duff & Phelps, LLC ("Duff & Phelps") as its independent financial advisor to advise the Board in connection with the proposed acquisition of RSHX by SRAM
Corporation ("SRAM"). Specifically, Duff & Phelps has been asked to provide an opinion (the "Opinion") as to the fairness, from a financial point of view, to the public, non-insider shareholders of the Company (the "Public Shareholders"), of an offer to purchase all of the common stock of the Company (the "Proposed Transaction"). Previously, Duff & Phelps has not provided financial advisory services to the Company or to SRAM.


DESCRIPTION  OF  THE  PROPOSED  TRANSACTION
-------------------------------------------

The Proposed Transaction involves the merger of RSHX into SRAM Acquisition Corporation, a wholly owned subsidiary of SRAM, with SRAM as the surviving entity. All of the Company's outstanding common shares would be purchased for a cash consideration of $0.41 per share. In addition, SRAM would provide up to $2 million of capital to the Company for operations prior to the closing of the Proposed Transaction. As a result of the Proposed Transaction, the Company's common shares would no longer be publicly traded. Details of the Proposed Transaction are provided in the Agreement and Plan of Merger of RSHX, SRAM, and SRAM Acquisition Corporation, dated as of February 19, 2002 (the "Merger Agreement").

Board  of  Directors
RockShox,  Inc.
February  __,  2002
Page  2


SCOPE  OF  ANALYSIS
-------------------

In conducting our analysis and arriving at our Opinion, we reviewed and analyzed, among other things:

1.   The  Merger  Agreement;

2. Forms 10-K filed by RSHX with the Securities and Exchange Commission ("SEC") for the fiscal years ended March 31, 1997 through 2001 and Forms 10-Q filed by RSHX, including the fiscal quarters through the nine months ended December 31, 2001;

3. Certain operating and financial information provided to us by Company management including internal financial statements for the ten months ended January 31, 2002, and budgets and financial projections for the Company.

4. Other information concerning the Company including minutes from Board of Director meetings, internal memoranda, press releases and earnings announcements;

5.   The historical stock prices and trading volume of the common stock of RSHX;

6. Financial information and market valuations of other publicly traded companies that we deemed to be reasonably comparable to RSHX; and

7. Other financial studies, analyses, and investigations as we deemed appropriate.

Duff & Phelps held discussions with members of the senior management of the Company regarding the history, current business operations, financial condition and future prospects of RSHX at the Company's offices in Colorado Springs, Colorado. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps did not make any independent appraisals of the assets or liabilities of the Company.

In preparing its forecasts, performing its analysis and rendering its Opinion with respect to the Proposed Transaction, Duff & Phelps relied upon the accuracy and completeness of all information provided to it, whether obtained from public or private sources, including Company management, and did not attempt to independently verify such information. With respect to Company prepared financial forecasts, we have assumed that these have been reasonably prepared on bases reflecting the best currently available estimates of Company management. Duff & Phelps' Opinion further assumes that information supplied and representations made by Company management are substantially accurate regarding the Company. Neither Company management nor its Board of Directors placed any limitation upon Duff & Phelps with respect to the procedures followed or factors considered by Duff & Phelps in rendering its Opinion.

Board  of  Directors
RockShox,  Inc.
February  __,  2002
Page  3


Duff & Phelps has prepared this Opinion effective as of February 19, 2002 and the Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of such date.

It is understood that this letter is only for the information of the Company and its Board of Directors. It is further understood that this letter may be included in its entirety in any proxy statement or other document distributed to shareholders of the Company in connection with the Proposed Transaction. Except as described above and required under the disclosure requirements of the securities laws and applicable law or legal process, without our prior consent, this letter may not be quoted or referred to, in whole or in part, in any written document or used for any other purpose.


CONCLUSION
----------

Based upon and subject to the foregoing, Duff & Phelps is of the opinion that the Proposed Transaction is fair from a financial point of view to the Public Stockholders of the Company.

Respectfully  submitted,

/s/  Duff & Phelps, LLC

DUFF & PHELPS, LLC

                                    ANNEX D

                   SECTION 262 OF THE GENERAL CORPORATION LAW

                            OF THE STATE OF DELAWARE

SECTION  262  -  APPRAISAL  RIGHTS.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Sec. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Sec. 251 (other than a merger effected pursuant to Sec. 251(g) of this title), Sec. 252, Sec. 254, Sec. 257, Sec. 258, Sec. 263 or
Sec.  264  of  this  title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Sec. 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sec. Sec. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

               a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

               b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

               c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

               d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Sec. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e)  of  this  section,  shall  apply  as  nearly  as  is  practicable.

     (d)     Appraisal  rights  shall  be  perfected  as  follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to Sec. 228 or Sec. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                    ANNEX E


================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                  FORM 10-K/A
                                  AMENDMENT #1
                  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                    For the Fiscal Year Ended March 31, 2001
                         Commission File Number 0-28822
                           --------------------------

                                 ROCKSHOX, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE           1610  Garden  of the Gods Road          77-0396555
(State or other jurisdiction   Colorado Springs, CO 80907       (I.R.S. Employer
of incorporation or organization)    (719) 278-7469       Identification Number)

          (Address of principal executive offices, including zip code and telephone number, including area code)

          Securities registered pursuant to Section 12(b) of the Act:

         TITLE  OF  EACH  CLASS              EACH  EXCHANGE  ON WHICH REGISTERED
   Common Stock, par value $.01 per share          OTC Bulletin Board

      Securities  registered  pursuant  to  Section  12(g) of the Act:  None

     Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     As of July 17, 2001, the aggregate market value of the voting stock held by non-affiliates of the Registrant was $2,525,982.

     As of July 17, 2001, the Registrant had 13,761,147 shares of Common Stock outstanding.

DOCUMENTS  INCORPORATED  BY  REFERENCE:

  Portions of the ROCKSHOX, INC. Proxy Statement to be mailed in connection with the Registrant's 2001 Annual Meeting of Stockholders to be held on August 21, 2001, are incorporated by reference in Part III hereof.
==============================================================================

                                TABLE OF CONTENTS


ITEM  DESCRIPTION
----  -----------

                                     PART I


1     Business

2     Properties

3     Legal  Proceedings

4     Submission  of  Matters  to  a  Vote  of  Security  Holders


                                    PART II

5     Market  for  Registrant's  Common  Equity  and Related Stockholder Matters

6     Selected  Financial  Data

7 Management's Discussion and Analysis of Financial Condition and Results of Operations

7A    Quantitative  and  Qualitative  Disclosures  About  Market  Risk

8     Financial  Statements  and  Supplementary  Data

9 Changes in and Disagreements with Accountants on Accounting and Financial Disclosure


                                    PART III

10    Directors  and  Executive  Officers  of  the  Registrant

11    Executive  Compensation

12    Security  Ownership  of  Certain  Beneficial  Owners  and  Management

13    Certain  Relationships  and  Related  Transactions


                                    PART IV

14     Exhibits,  Financial  Statement  Schedules  and  Reports  on  Form  8-K

     Unless the context indicates otherwise, when we refer to "we," "us," the "Company" or "RockShox," in this Annual Report on Form 10-K, we are referring to ROCKSHOX, INC., its predecessors and their respective parents and subsidiaries on a consolidated basis. Unless the context indicates otherwise, all references to a fiscal year are to our fiscal year. This Annual Report on Form 10-K includes references to our registered trademarks and brand names, including:
ROCKSHOX,  JUDY,  JETT,  SID,  PSYLO,  DELUXE  and  DUKE.


                                    PART  I

ITEM  1.   BUSINESS  -

GENERAL

     We are a worldwide leader in the design, manufacture and marketing of high performance bicycle suspension products. Our suspension products enhance riding performance and comfort by mitigating the impact of rough terrain and by providing better wheel contact with the riding surface. The Company, which currently manufactures front suspension forks, rear shocks and suspension seatposts for mountain bikes, has combined technical innovation with high quality products and creative marketing to establish one of the most widely recognized brand names in the bicycle industry.

     For the 2001 model year, we offered seventeen front suspension forks, including four new models, four rear shocks, and two suspension seat posts.

     Approximately 77% of our net sales in fiscal 2001 represented sales to original equipment manufacturers ("OEMs"), such as Trek Bicycle Corp. ("Trek"), Giant Manufacturing Company, Ltd. ("Giant") and Specialized Bicycle Components, Inc.("Specialized"), which incorporate ROCKSHOX branded components as part of new, fully-assembled mountain bikes sold worldwide. Our products are also sold as an accessory component to consumers through a network of over 10,000 independent bicycle dealers ("IBDs") worldwide.

     Our principal executive office is located at 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907; our telephone number is (719) 278-7469.

     In March 2000, RockShox, Inc. announced that it would relocate and consolidate its corporate, assembly and distribution operations to Colorado Springs, Colorado. The Sales, Marketing, Research and Development, Information Technology, Finance, and Human Resources divisions moved from the San Jose area to a leased location in Colorado Springs in the summer of 2000. The Company's assembly and distribution operations remained in San Jose location until they were relocated to Colorado Springs in April 2001. The Company expects to complete its planned relocation by the summer of 2001, at a total operating cost of approximately $5 million. The machine shop, which employs approximately 40 employees, is expected to continue to operate in San Jose through the summer of 2002. The Company continues to evaluate options for that portion of operations beyond that date.

     In fiscal year 2001, RockShox, in voluntary cooperation with the U.S. Consumer Product Safety Commission (CPSC), conducted a recall of the 2001 model year Metro, Jett and Judy TT model suspension forks. Following up on reports of failures in the field, we determined that there was a potential for failure of a structural component, the compression rod, under a unique set of conditions. To protect our customer's health and safety, RockShox immediately contacted the

CPSC and initiated a program to retrofit over 220,000 forks in 26 countries. The recall was announced on October 12, 2000 and all retrofit kits were shipped and forks reworked by November 30, 2000. The cost for this recall and retrofit program was approximately $1.9 million.

PRODUCTS

     ROCKSHOX suspension products are generally designed to enhance riding performance and comfort, and include front suspension forks, rear shocks, and seatposts based on elastomer technology or hydraulically damped systems using coil or air springs. Our bicycle suspension systems incorporate two functional components: a spring and a damper. The spring function absorbs the impact of rough terrain and returns the suspension device (fork, shock, or seatpost) to its original position after compression. The damper also absorbs impact and moderates the movement of the suspension device as it returns to its original position. As a result, suspension provides better wheel contact with the riding surface, especially on off-road or nonpaved surfaces, enabling the cyclist to ride with more speed, comfort and control. The suspension seatpost provides improved comfort and control for cyclists with bikes that are not equipped with rear wheel suspension.

     Each of our products uses aerospace alloys and features adjustable suspension, a progressive spring rate, structural rigidity and low weight. We believe that the key to any suspension system is the spring rate, which allows the suspension device to move easily over small bumps, but not "bottom out" over larger ones. The structural rigidity of our suspension products improves the rider's ability to control the bike, while low weight enhances overall bicycle performance. Each of our products is covered by a one-year limited warranty.

     Our 2001 models represent our broadest line of product offerings to date. For the 2001 model year, we offered seventeen front suspension forks, including four new models, four rear shocks, including our SID Air model, and two suspension seat posts. For the 2001 model year, all RockShox products have received a multitude of changes and upgrades aimed at increased performance and durability.

     The newest member of the Rock Shox family for 2002 is Duke. This fork takes the place of lower end SIDs, the XC and 100, and the Judy Race. The platform has been specifically developed around the evolving demands of the sport, and is designed to provide both performance and visual excitement.

The following tables summarize our 2001 product offerings of front forks and rear shocks:

                                        FRONT FORKS

                                Suggested
                  Typical        Retail
                   Retail       Price In                                               Date of
                 Bike Price     Accessory                           Suspension         Original
   Model          Point (1)       Market           Use              Technology       Shipment (2)
--------------  -------------  -----------  ---------------------  ---------------   --------------
METRO XC         $300-$500       $ 99.00    Trekking: Commuting     Coil Spring       Jun-00
                                            Comfort

METRO SL         $400-$800        N/A AM    Trekking: Commuting     Coil Spring       Jun-00
                                            Comfort

JETT             $300-$500       $ 99.99    Cross-Country;Moderate  Coil Spring       May-98
                                            Terrain


                                        5

JUDY TT          $400-$800       $149.99    Cross-Country;Moderate  Coil/MCU          Jun-00
                                            Terrain

JUDY C           $550-$900        N/A AM    Cross-Country;Moderate  HydraCoil System  Jun-00
                                            Terrain

JUDY XC          $600-$1000      $229.99    Cross-Country;Moderate  HydraCoil System  May-97
                                            Terrain

JUDY SL          $650-$1200      $289.99    Cross-Country;Moderate  HydraCoil System  Sep-94
                                            Terrain

JUDY RACE        $800-$1300      $349.99    Cross-Country Racing    HydraCoil System  Jun-99

SID XC           $1000-$2500     $429.99    Cross-Country;Racing    Hydra Air System  Jun-97

SID 100          $1000-$2000     $459.99    Cross-Country;Racing;   Hydra Air System  Jun-99
                                            Enduro

SID SL           $1300-$4000     $579.99    Cross-Country;Racing    Dual Air System   Jul-97

SID RACE         $1500-$4000     $619.99    Pro Cross-Country       Dual Air System   Jul-97
                                            Racing

SIDNEY           $1500-$4000     $699.99    Pro Cross-Country       Dual Air System   Oct-00
                                            Racing

PSYLO XC         $700-$1400      $329.99    Enduro;Cross-Country;   Single Sided Air  Jun-00
                                            Dual Slalom             Pure

PSYLO SL         $1000-$2500     $439.99    Enduro;Cross-Country;   Single Sided Air  Jun-00
                                            Dual Slalom             Pure

PSYLO RACE       $1300-$4000     $579.99    Pro Enduro Racing;      Single Sided Air  Jun-00
                                            Dual Slalom Racing;     Pure
                                            Cross-Country

BOXXER           $2500+        $1,349.99    Pro Downhill Racing     HydraCoil System  Nov-97


                                        REAR SUSPENSION

                                Suggested
                  Typical        Retail
                   Retail       Price In                                               Date of
                 Bike Price     Accessory                           Suspension         Original
   Model          Point (1)       Market           Use              Technology       Shipment (2)
--------------  -------------  -----------  ---------------------  ---------------   --------------
REAR SC         $1000-$1500      N/A AM       Cross-Country         Dual Air System    Jul-98

SID REAR SC ADJ $1200-$2500      N/A AM       Cross-Country         Dual Air System    Jul-99

SID REAR SC LO  $1700-$3500      $259.99      Cross-Country         Dual Air System    Jun-00

SID REAR RACE   $1700-$3500      $294.99      Pro Cross-Country     Dual Air System    Jun-00
                                              Racing

DELUXE          $800-$1400       N/A AM       Downhill Racing;      Coil Spring        Jun-95
                                              Enduro Racing

DELUXE ADJ      $1000-$1500      N/A AM       Downhill Racing;      Coil Spring        Jun-96
                                              Enduro Racing

PRO DELUXE      $1500-$4000      N/A AM       Pro Downhill Racing;  Coil Spring        Jul-95
                                              Enduro Racing

MOUNTAIN POST   $1000-$2000     $119.99       Hardtail Seatposts     MCU               May-98

ROAD POST       $1200-$2500     $119.99       Road Bicycling         MCU               Aug-99
                                              Seatpost

(1) The typical retail bike price point represents management's estimate of the U.S. retail range for OEM mountain bikes that include the indicated product.

(2)  Models  are  generally  upgraded  and  revised  periodically.

(3)  MCU  stands  for  Microcellular  Urethane  spring.

(4)  Hydracoil  system  is a single coil spring housed in each fork leg, and is
(6)  coupled  with  an  open  oil  bath  damper.

(5) HydraAir system is an air spring housed in each fork leg, coupled with an open oil bath damper.

(6)  Single-sided  is an isolated spring medium located on one side of the fork.

(7) Dual air is our custom-tuning feature for air forks, using a positive and negative air chamber.

(8) Pure is our compression and rebound damping system and features a compression lockout.

(9) Coil spring is a positive spring medium utilizing a steel spring instead of an air spring.


RESEARCH  AND  DEVELOPMENT

     As of March 31, 2001, our product development activities are supported by 17 professionals, including 9 project engineers. Development for each major product line (Metro, Judy, Duke, Psylo, SID, Boxxer, Deluxe, Seat Post, etc.) is conducted using an array of sophisticated design and analytical tools. A senior level project engineer heads each product platform. Design assistance is received from additional engineers and technicians. We also have an ongoing advanced technologies program, which investigates new technologies, materials and processes not utilized for current products.

      We maintain a well-equipped test laboratory to collect data and test products prior to and after commercial introduction. The test laboratory is managed by a Test Lab Supervisor, and is staffed with two technicians who conduct a variety of performance tests, accelerated life tests, and analysis on products and components.

      The product development process usually begins one to two years prior to the expected commercial introduction of a new product, and generally focuses on having a product ready for distribution at the start of the applicable model year. In addition, short-term projects involving upgrades of existing products and improvements to manufacturing processes occur regularly. New product ideas come from a variety of sources, including mountain bike race teams, OEMs, consumers and employees. Products are developed using design and engineering software tools that provide full parametric three-dimensional modeling and finite element analysis, allowing for computer optimization of structures and greatly reducing the time required to develop and prototype designs. At the beginning of every product development cycle, we establish an interdepartmental team which includes representatives from our engineering, manufacturing, marketing, quality, sourcing and customer service departments. This interdepartmental approach to product development reduces time to market while significantly enhancing product quality.

        Current areas of focus for product development include, among others:

- research in the area of product design, materials and manufacturing processes to reduce the cost and improve the performance of our current products;
-    investigation  of  potential  new  products  and  technologies;
- the introduction of products appropriately priced for a broad segment of the mountain bike market; and
- the design of new products, such as a suspension systems for trekking bikes.

     Our future success will depend, in part, upon our continued ability to develop and successfully introduce new and popular bicycle suspension products and other types of bicycle components. There can be no assurance that we will introduce any new products or, if introduced, that any such products will be commercially successful.

      Our company-sponsored research and product development expenditures in fiscal years 2001, 2000, and 1999 were approximately $2.3 million, $3.6 million, and $4.9 million, respectively. Our reductions in research and development expenditures are primarily due to headcount reductions and consolidation of our facilities surrounding our move to Colorado.


MANUFACTURING

     The manufacturing of our branded products was divided into three locations for the Model year 2001. The higher price point products, Judy, SID, Psylo, Boxxer, were assembled at the San Jose facility. For the first three quarters, all seat post and rear shock absorbers were assembled in San Jose, and then transitioned to Colorado Springs in the last quarter of fiscal year 2001. The Jett C was assembled in Taiwan pursuant to a strategic relationship that we have developed with one of our vendors, Spinner, Inc., while the Judy TT was assembled in both the U.S. and Taiwan. We have a one year contract with Spinner, Inc. This contract provides for our annual review and audit of Spinner's operations. The current Spinner contract expired in May 2001, and the contract provides for monthly renewals until a new contract is signed. The Company is currently negotiating a new contract with Spinner, which we anticipate to be signed by July 2001.

     Product assembly at San Jose and Colorado Springs is carried out on multiple continuous flow lines, which incorporate Statistical Process Control
(SPC) and error-proofing devices for improved product quality. The lines are designed to have a daily output which can be flexed by changing the station staffing, in response to the seasonal nature of the bicycle market. Most component parts are procured from a supply base that is being continuously developed to meet our needs for quality, timely delivery and cost. We established some in-house manufacturing of critical components, achieving a level of vertical integration especially for the telescoping upper tubes of front forks and the shafts for rear shock absorbers. We worked to assure quality for surface finish and hardening by nitriding of steel and anodizing of aluminum, which has contributed to improve durability and functional consistency for our products.

     As of March 31, 2001, we employed approximately 120 non-unionized employees, and approximately 77 temporary hires for manufacturing. Additional temporary employees are recruited as the seasonal nature of the market demand builds to its peak, typically from June through January. The San Jose factory operated two working shifts throughout the year on some product lines, and we add a second shift on others as needed. Extensive training, especially for new hires, and for critical changes for new product launch, is carried out. We have formal release of written work instructions, including detailed exploded drawings to easily show the sequence of assembly. We are also developing supplemental training with video. We believe that we have significantly strengthened SPC and error proofing during Model Year 2001. In-Process Quality Assurance routinely assesses the daily output of the manufacturing lines, and we routinely audit functional and durability using our Product Test Center. We track and reduce the "cost of quality" measurable every month, and actively document and track all quality concerns for effective Permanent Corrective Action.

     We work closely with our supply base, and depend upon certain key suppliers to provide key core competencies, such as forgings and castings and molded polymers that have been optimized for weight, structural integrity, wear and cost. We have neither long term supply contracts with any vendors, nor multiple vendors for all of our component parts. While we have developed a strategic relationship with Spinner, Inc. ("Spinner") for some low price points forks assembled in Taiwan, we have also started to explore off-shore sources for parts where reduced cost can be selectively achieved without compromise to quality, performance, or timely delivery. The Spinner contract provides for our annual review and audit of Spinner's operations. We track all vendors for quality, delivery and cost reduction opportunities, and we have an active vendor improvement plan.

     In January 1999 we changed to a new Oracle-based Enterprise Resource Planning (ERP) system. This system allows initial model year forecasting, continuously updated as the production year develops, to drive material planning and procurement. We intend to continue leveraging our ERP system's on-time delivery as we move into Model Year 2002. We also intend to continue to significantly reduce our overall inventory levels.

     We generally require firm purchase orders from OEM customers, which represent the majority of our orders. We manage our stock levels over the model year to maximize availability during the peak season, and minimize overstocking as the model year changes. Our "backlog" of unfulfilled orders on March 31, 2001 was $3.8 million, compared to $6.0 million on March 31, 2000. We expect to be able to fill the entire backlog during the first quarter of the current fiscal year.


SALES  AND  DISTRIBUTION

     Our products are primarily sold to OEMs, which incorporate our components as part of new, fully-assembled mountain bikes sold worldwide, and through distributors or, in some cases, directly to IBDs, each of whom serve the retail accessory market. For the fiscal year ended March 31, 2001, approximately 77% of our net sales were to OEMs and approximately 23% were to distributors and IBDs. OEM customers are important to us, since bicycle suspension has evolved from an accessory niche component into standard equipment found on higher quality mountain bikes. The following table demonstrates the historical pattern in our customer base and product distribution:



                                  Years Ended March 31,
                 -------------------------------------------------------------
(in thousands)          2001               2000                   1999
                 -------------------  -------------------  -------------------
                             % of                 % of                 % of
                    Net       Net        Net       Net        Net       Net
                   Sales     Sales      Sales     Sales      Sales     Sales
                 ---------  --------  ---------  --------  ---------  --------

OEMs............  $ 57,089      77%   $ 55,495       79%   $ 73,999        85%

Distributors
  and IBDs......    16,956      23%     14,768       21%     12,864        15%
                 ---------  --------  ---------  --------  ---------  --------
      Total..... $  74,045     100%   $ 70,263      100%   $ 86,863       100%
                 =========  ========  =========  ========  =========  ========


     We believe that our products play an important role in the sale of bikes by OEMs, and that OEMs are aware of the influence that our brand and name have on a consumer's selection of a mountain bike. In addition to our strong brand name, we believe that OEMs also choose our products for product innovation, reliability and quality. We have seen growth in our aftermarket channel in the last few seasons, primarily due to our release of new model year product to the aftermarket earlier in the season, and a maturing mountain biking market, who have proved more willing to upgrade their existing bicycles with new shocks.

     We currently sell to over 266 OEM accounts worldwide. A substantial portion of our sales flow from the export of our products, a significant portion of which includes products shipped to Asian manufacturing subcontractors for certain U.S.-based OEMs.

     The sales process for OEM customers generally runs from December through May, and during this period, we do presentations of our product line for the coming model year. Typically, we learn between April and June if our products have been specified on various OEM bike models and of OEM volume expectations per model, although such estimates are subject to significant adjustment throughout the year. Shipments are then made directly to OEMs or to their subcontractors (typically bicycle frame manufacturers mostly located in Asia) beginning in the first quarter of the fiscal year (June quarter) and peaking in the second and third quarters (July through December). OEM sales slow down in the fourth quarter of our fiscal year and are principally comprised of OEM reorders, which we believe primarily reflect the popularity and sell-through rates of various OEM mountain bikes that incorporate our components.

     Sales to distributors and IBDs generally trail the OEM process, with sales to distributors at their highest during the middle of our fiscal year (August and September) and sales to dealers peaking during the following March and April. We currently have four distributors in the United States, two of whom are owned by OEM customers, and approximately 64 additional distributors worldwide. We believe that sales of our products through OEM-owned distributors are an important revenue source for OEMs and further strengthen our relationships with our major customers. Distributors generally purchase our products for resale to IBDs and generally also provide worldwide servicing and marketing support for all of our products. In the U.S., we generally sell directly to IBDs product quantities that are too small for third-party distributors to process.

     As of March 31, 2001 we had approximately 29 employees performing sales and customer service functions. Our principal sales activities are based in the United States. In addition, we have a sales representative office with 7 contract employees based in Bern, Switzerland. We also have five employees based in our Taiwan branch office. Our customer service activities include a warranty program managed by an in-house technical support department in the U.S. and a distributor network of technicians outside the U.S.

     In fiscal 2001, approximately 52% of our sales represented sales to our 10 largest customers, such as Trek, Merida, and Giant, several of which purchase product as both an OEM customer and a distributor. Sales to our largest customer represented 11% of our net sales in fiscal 2001. At March 31, 2001, our OEM customer with the largest accounts receivable balances accounted for approximately 11% of our accounts receivable. As of March 31, 2001, we had no long-term contracts with any of our customers.


MARKETING

     We believe that our brand image, in combination with the performance features of our products, is an important element in a consumer's decision to purchase our suspension as an accessory product and that our OEM customers recognize the strength of our brand name as a contributing factor in a consumer's choice of mountain bikes.

     We promote and maintain our brand name in numerous countries through focused marketing efforts such as sponsorship of mountain bike racing teams, magazine advertising and editorial programs, IBD packaging and point of sale materials, participation in tradeshows and promotional clothing and merchandise. Our marketing department oversees all aspects of the promotion of our products and brand name.

     The principal user of our products is the mountain bike enthusiast between 19 and 34 years of age. To appeal to this market, we emphasize the high performance features of our products as well as our affinity with the mountain biking culture. The goal of our marketing efforts is to communicate both technical information and an offbeat and irreverent image.

     The sponsorship of mountain bike racing teams and racers is an important part of our research and product development efforts as well as our marketing strategy. We believe that the association of our products with successful racers enhances our product development efforts and increases consumer awareness of and demand for our suspension products. We currently co-sponsor approximately 20 world-class and over 70 junior and amateur race teams, many of which also have affiliations with OEMs. Our sponsorship agreements with racing teams generally are for a one-year term, and provide for a retainer plus contingent performance payments. We also provide product and technical support for sponsored racers, including access to our technical service trucks that attend many of the major races in the U.S. and Europe. There can be no assurance that such racing teams will continue to be sponsored by us and use our products on terms we deem acceptable, or that we will be able to attract new mountain bike racing teams to use our products in the future.

     We advertise our products in a variety of U.S. and international consumer and trade bicycle publications, including BICYCLING, BIKE, DIRT RAG, MOUNTAIN BIKE, MOUNTAIN BIKE ACTION, MOUNTAIN BIKING, VELO NEWS and BICYCLE RETAILER, as well as on the World Wide Web. Our goal is to expand awareness of our brand name and to support product line segmentation with advertising campaigns built around the SID, PSYLO, JUDY, and other product lines. We also seek to increase our editorial exposure in bicycle print media by working closely with magazine editors in the U.S. and Europe. We believe that our focus on editorial content has helped maintain high visibility for our brand name and our products.

     We currently support our brand name in the retail bike market by providing brochures that are designed to help explain the technical performance features of our products. We generally provide brochures at cost or for free to distributors and IBDs. We believe that we also maintain a strong presence at national and international tradeshows. As part of our retail marketing efforts, we market a line of mountain bike clothing. The clothing line includes T-shirts, cotton jerseys and hats. We sell our clothing line to distributors and directly to consumers at race events.

     Our sales and marketing expenditures totaled approximately $5.6 million, $6.2 million, and $5.3 million in fiscal years 2001, 2000, and 1999, respectively. Future sales and marketing expenditures are expected to decrease slightly, as we settle in to our Colorado operations.


COMPETITION

     The markets for bicycle components, in general, and bicycle suspension products, in particular, are highly competitive. We compete with other bicycle component companies that produce suspension products for sale to OEMs, distributors and IBDs as well as with bicycle OEMs that produce their own line of suspension products for their own use and for sale through distributors and IBDs.

     We compete with several component companies that manufacture front suspension products, including, among others, Answer Products, Inc., a division of LDI, Ltd., which manufactures Manitou products, Rapid Suspension Technology USA, Inc. (RST), Marzocchi SpA, and SR Suntour USA, Inc. We also compete with several component companies that manufacture rear shocks, including, among others, Fox Factory, Inc., RST, Risse Racing Technology, Inc., Amp, Marzocchi and Girvin, Inc. We believe that we currently have the leading market share in front suspension forks, and that we are the second largest producer of rear suspension in the global bicycle industry.

     Today, Cannondale Corporation is the only major OEM that has its own brand of suspension products. Cannondale also makes its suspension products available to the retail accessory market.

     In order to build or retain market share, we must continue successfully to compete in areas that influence the purchasing decisions of OEMs, distributors, IBDs and consumers, including design, price, quality, technology, distribution, marketing, style, brand image and customer service. We cannot assure you that any number of bicycle component manufacturers, OEMs or other companies, including those that are larger and have greater resources than we do and who currently do not provide bicycle suspension products or do so on a limited basis, will not become direct or more significant competition for us. In addition, OEMs frequently design their bicycles to meet certain retail price points, and, as a result, may choose not to use a suspension product or may select a lower priced product of ours or a competing product in order to incorporate other components in a bicycle's specifications that the OEM perceives as being desirable to the consumer. We could face competition from existing or new competitors that introduce and promote suspension products or other bicycle components perceived by the bicycle industry or consumers to offer price or performance advantages to, or otherwise have greater consumer appeal than, our products.


INTELLECTUAL  PROPERTY

     We  rely  on  a  combination of patents, trademarks, trade names, licensing arrangements, trade secrets, know-how and proprietary technology in order to secure and protect our intellectual property rights. Several patents have been issued covering aspects of many of our suspension products in the United States and abroad. These patents specifically cover internal oil damping components, structural components, adjustment methods, and numerous items specifically related to bicycle fork and shock performance. None of the patents that we are currently using to enforce our property rights have an expiration date before 2007. We cannot assure you, however, that our present or future patents will adequately protect our technologies, or that patents relating to such technologies will not be successfully challenged or circumvented by competitors.

     We believe that our brand name, "ROCKSHOX," offers us a significant competitive advantage. We hold several trademark registrations in the United States and abroad for the ROCKSHOX mark and other marks in connection with many of our products. We may file additional applications for U.S. and foreign trademark protection in the future. However, we cannot assure you that third parties have not or will not adopt or register marks that are the same or substantially similar to our marks, or that such third parties will not be entitled to use such marks to our exclusion. Selecting new trademarks to resolve such situations could involve significant costs, including the loss of goodwill already gained by the marks we previously used or are using.

     We cannot assure you that our patents, trademarks, trade names, licensing arrangements, trade secrets, know-how and proprietary technology will adequately protect us from potential infringement or misappropriation by third parties. We intend to enforce our intellectual property rights, and may be required to undertake litigation to do so. Any such litigation could result in substantial cost to and diversion of effort by us. In addition, due to considerations relating to, among other things, cost, delay or adverse publicity, we cannot assure you that we will elect to enforce our intellectual property rights in every instance.

     We have received, and may receive in the future, claims asserting infringement by us of intellectual property rights held by third parties. We have recently been named defendant in two pending lawsuits, Halson Designs, Inc.
                                                          ----------------------
v.  RockShox,  Inc.,  Civil Action No. 00-1578-PA, in the United States District
-------------------
Court  for  the District of Oregon, and Answer Products, Inc. v. RockShox, Inc.,
                                        ---------------------------------------
Case No. CV 01-02635 ER (RZx), in the United States District Court for the Central District of California. The Company is vigorously defending both lawsuits. Such lawsuits may result in substantial cost to and diversion of effort by us, and could have a material adverse effect on us.


ENVIRONMENTAL  MATTERS

     We are subject to federal, state and local laws, regulations and ordinances that (i) govern activities or operations that may have adverse environmental effects (such as emissions to air, discharges to water, and the generation, handling, storage, transportation, treatment and disposal of solid and hazardous wastes) or (ii) impose liability for cleaning up or remediating contaminated property (or the costs therefor), including damages from spills, disposals or other releases of hazardous substances or wastes, in certain circumstances without regard to fault. Our manufacturing operations routinely involve the handling of chemicals and wastes, some of which are or may be regulated as hazardous substances. We have not incurred, and do not expect to incur, any significant expenditures or liabilities for environmental matters. As a result, we believe that our environmental obligations will not have a material adverse effect on our operations or financial position.


GOVERNMENT  REGULATION

     Bicycle suspension products sold in the United States are within the jurisdiction of the United States Consumer Product Safety Commission (CPSC) and other federal, state and foreign regulatory bodies. Under CPSC regulations, a manufacturer of consumer goods is obligated to notify the CPSC, if, among other things, the manufacturer becomes aware that one of its products has a defect that could create a substantial risk of injury. If the manufacturer has not already undertaken to do so, the CPSC may require a manufacturer to recall a product, which may involve product repair, replacement or refund.

     In 1996, the CPSC sent a letter to major manufacturers and importers of mountain bikes as well as several suspension component manufacturers, including us, expressing concern about reports of injuries and recall activity relating to failures of mountain bike suspension forks and urging manufacturers to participate in the development of voluntary safety performance standards for such suspension products through the American Society of Testing and Materials, or ASTM. These standards are expected to be implemented in the future. In anticipation of the standards implementation by the ASTM, we are currently testing our products in the manner proposed by the ASTM. These standards, if adopted, could increase the development and manufacturing costs of our products, make our products less desirable (by, for example, increasing the weight of our products) or favor a competitor's product. We cannot predict whether standards relating to our products or otherwise affecting the bicycle suspension industry will be adopted, nor can we assure you that the implementation of such standards will not have a material adverse effect on us.

     Several local, state and federal authorities have considered substantial restrictions or closures of public trails to biking use, citing environmental concerns and disputes between mountain bikers and other trail users, including hikers. Such restrictions or closures, if implemented in a regional or widespread manner, could lead to a decline in the popularity of mountain biking, which could have a material adverse effect on us.


PRODUCT  RECALL

     Bicycles and bicycle components, including suspension products, are frequently subject to product recalls, corrective actions and manufacturers' bulletins. Prior to 2001, RockShox had conducted five voluntary corrective actions. None of these five corrective actions has been financially material to us. In fiscal year 2001, RockShox, in voluntary cooperation with the CPSC, conducted a recall of the 2001 model year Metro, Jett and Judy TT model suspension forks. Following up on reports of failures in the field, we determined that there was a potential for failure of a structural component, the compression rod, under a unique set of conditions. To protect our customer's health and safety, RockShox immediately contacted the CPSC and initiated a program to retrofit over 220,000 forks in 26 countries. The recall was announced on October 12, 2000 and all retrofit kits were shipped and forks reworked by November 30, 2000. The cost for this recall and retrofit program was approximately $1.9 million.

     The number of suspension products sold by us has dramatically increased since we were founded in 1989. New product introductions are occurring frequently, and our products may not have been used by riders for a period of time sufficient to determine all of the effects of prolonged use and the environment on such products. As a result, we cannot assure you that there will not be recalls, corrective actions or other activity voluntarily or involuntarily undertaken by us or involving the CPSC or other regulatory bodies on a more frequent basis or at a higher cost than in the past, involving past, current or future products, including those products previously subject to voluntary corrective action, any of which could have a materially adverse effect on us or our prospects.


SEASONALITY

     See "Selected Quarterly Financial Data; Seasonality" under Item 7 for a discussion regarding seasonality.


FINANCIAL  INFORMATION  ABOUT  GEOGRAPHIC  AREAS

     See Note 12 to the Notes to the Consolidated Financial Statements for a discussion regarding our foreign operations.


EMPLOYEES

     As of March 31, 2001, a seasonal low point, we employed approximately 287 full-time employees. As we continued to close the California operations, we employed approximately 240 full-time employees on May 31, 2001. As we move to our seasonal high production demands, we plan to employ approximately 300 full-time employees by July 2001. We are not a party to any labor agreements and none of our employees are represented by a labor union. We consider our relationship with our employees to be good and have never experienced a work stoppage.


CERTAIN  FACTORS  THAT  MAY  AFFECT  THE  COMPANY'S  BUSINESS AND FUTURE RESULTS

      This report contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. Forward-looking statements may also be contained in our other reports filed under the Securities Exchange Act of 1934, in our press releases and in other documents. In addition, from time to time, we through our management may make oral forward-looking statements. Forward-looking statements generally refer to future plans and performance, and are identified by the words "believe", "expect", "anticipate", "optimistic", "intend", "aim", "will", the negative thereof and similar expressions. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of which they are made and may be affected by numerous factors. Because of these factors, which may affect our operating results, past financial performance should not be considered as an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods. We undertake no obligation to update publicly or revise any forward-looking statements.

      Important factors that could affect our ability to achieve financial and other goals and cause actual results to differ materially from our forward-looking statements include, but are not limited to, the following:

  -- The loss of or substantial decline in purchases of our products by, or the financial insolvency of, any of our largest customers individually, or a number of our other customers in the aggregate, could have a material adverse effect on us.

  -- Any misjudgment by us or any of our OEM customers of the demand for any of its respective products could have a material adverse effect on us.

  -- We entered into a new debt agreement with our primary lender. This new agreement requires us to adhere to certain financial covenants. We are currently negotiating with the lender to lower certain covenants even further. However, these lower covenants have not been approved by the lender. If the revised covenants are approved, we expect to be in compliance with the new covenants throughout the current year. However, there is no assurance the expected results will be achieved.

  -- Unexpected difficulties encountered during relocation, risk of operating in two cities, or management's inability to respond effectively to, or plan for such relocation could have a material adverse effect on us.

  -- Product recalls, corrective actions or other activity voluntarily or involuntarily undertaken by us or involving the CPSC or other regulatory bodies could have a material adverse effect on us.

  -- The loss of any member of our senior management team and other key personnel, including certain members of our product development team, or the inability to attract, retain and motivate key personnel, could have a material adverse effect on us.

  -- Our failure to introduce sufficient technological advances or lack of timely introduction of sufficient new products, or if introduced, the lack of commercial success of such products, could have a material adverse effect on us.

  -- Competition from existing or new competitors that introduce and promote suspension products or other bicycle components perceived by the bicycle industry or consumers to offer price or performance advantages to or that otherwise have greater consumer appeal than our products could have a material adverse effect on us.

  -- The costs attendant to our defense of, or an adverse judgment regarding, the patent lawsuits brought by Halson or Answer Products could have a material adverse effect on us.

  -- The assertion by any person of rights in, or ownership of, any of our patents, trademarks or other proprietary rights, unless successfully defended by us could have a material adverse effect on us. In addition, the laws of certain foreign countries do not protect proprietary rights to the same extent as do the laws of the United States.

  -- The failure of a key supplier to meet our product needs on a timely basis, the loss of a key supplier or any significant disruption in our production or distribution activities for any other reason, including an earthquake or other catastrophic event, could have a material adverse effect on us.

  -- Because the bicycle industry is, and many of our OEM customers are, highly dependent on manufacturing in and selling to overseas locations, changes in economic conditions, currency exchange rates, tariff regulations, local content laws or other trade restrictions or political instability could adversely affect the cost or availability of products sold by or to the bicycle industry as a whole and to our OEM customers in particular, any of which could have a material adverse effect on us.

  -- Due to the uncertainty as to the number of product liability claims or the nature and extent of liability for personal injuries and changes in the historical or future levels of insurance coverage or the terms or cost thereof, our product liability insurance may not be adequate or available to cover product liability claims or the applicable insurer may not be at the time of any covered loss, any of which could have a material adverse effect on us.

  -- Adverse publicity relating to mountain bike suspension or mountain biking generally, or publicity associated with actions by the CPSC or others expressing concerns about the safety or function of our products, other suspension products or mountain bikes, could have a material adverse effect on us.

  -- Any decline in general economic conditions, uncertainties regarding economic prospects or changes in other economic factors that affect consumer spending could have a material adverse effect on our direct customers (OEMs, distributors, IBDs) and, therefore, on us.


ITEM  2.    PROPERTIES

     Our headquarters are located in an approximately 102,500 square foot building in Colorado Springs, Colorado, pursuant to a lease that expires in 2011. Approximately 25,000 square feet of the former headquarters building in San Jose, California has been sublet to a third party for the remainder of the master lease. We lease two other facilities of approximately 15,000 and 100,000 square feet in the San Jose area pursuant to a lease that expires in 2002. The larger facility in San Jose includes 50,000 square feet that is not currently being used by us, and we continue to attempt to sublease this unused portion. The 15,000 square-foot facility is not currently being used by us, and has been subleased in its entirety until the end of the lease term. We believe that our existing facilities are adequate to meet our existing requirements.


ITEM  3.    LEGAL  PROCEEDINGS

      We are involved in certain legal matters in the ordinary course of business, including the alleged infringement of patents in the Halson and Answer Products cases. No provision for any liability that may result upon the resolution of these matters has been made in the accompanying financial statements nor is the amount or range of possible loss, if any, reasonably estimable. See "Certain Factors That May Affect the Company's Business and Future Results."

ITEM  4.    SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

      No matters were submitted to a vote of security holders during the fourth quarter of fiscal 2001.


                                    PART II

ITEM  5.    MARKET  FOR  REGISTRANT'S  COMMON  EQUITY  AND  RELATED  STOCKHOLDER
            MATTERS

     From September 26, 1996 through October 30, 2000, our common stock was listed on The NASDAQ Stock Market under the symbol "RSHX." On October 30, 2000, we received notice from the NASDAQ Stock Market that our stock would be de-listed and would be automatically eligible to be traded on the OTC Bulletin Board effective October 31, 2000. Our minimum bid price per share had been below $1.00 for over 30 consecutive days, and we were not able to evidence reasonably certain ongoing compliance with the NASDAQ National Market listing standards requirement regarding minimum bid price.

     The following table sets forth, for the periods indicated, the high and low sales prices of our common stock, as reported.

                                                High      Low
                                              --------  -------
     Year  ended  March  31,  2000
     -------------------------------
     First  quarter . . . . . . . . . . .      $1.66     $0.94
     Second  quarter. . . . . . . . . . .      $1.31     $0.88
     Third  quarter . . . . . . . . . . .      $2.06     $0.44
     Fourth  quarter. . . . . . . . . . .      $2.00     $0.95

     Year  ended  March  31,  2001
     -------------------------------
     First  quarter . . . . . . . . . . .      $1.16     $0.50
     Second  quarter. . . . . . . . . . .      $1.00     $0.50
     Third  quarter . . . . . . . . . . .      $0.81     $0.34
     Fourth  quarter. . . . . . . . . . .      $0.91     $0.41


     On July 17, 2001, the closing sales price per share of our common stock as reported on the OTC Bulletin Board was $0.45. On July 17, 2001, there were 1,769 shareholders of our common stock.

     During our past three fiscal years, our Board of Directors has not declared a cash dividend on our common stock. We currently intend to retain future earnings for use in our business and, therefore, do not anticipate paying any cash dividends in the foreseeable future.


ITEM  6.    SELECTED  FINANCIAL  DATA

      The selected financial data set forth below have been derived from our audited consolidated financial statements and the related notes thereto. The following selected financial data should be read in conjunction with our consolidated financial statements and the related notes thereto and Item 7,

"Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                                               Years Ended March 31,
                                               -----------------------------------------------------
                                                 2001        2000      1999        1998       1997
                                               -------      -------   -------    --------   --------
STATEMENT OF OPERATIONS DATA
(IN THOUSANDS, EXCEPT PER SHARE DATA):

Net sales ............................         $74,045      $70,263   $86,863    $102,203   $106,212
Cost of sales ........................          60,076       62,446    71,000      73,183     67,115
                                               -------      -------   -------    --------   --------
   Gross profit ......................          13,969        7,817    15,863      29,020     39,097
                                               -------      -------   -------    --------   --------
Selling, general and administrative
   expenses ..........................          13,351       15,850    14,163      13,363     12,137
Research, development and
   engineering expense ...............           2,346        3,594     4,907       4,873      4,801
Restructuring and non-recurring
  charges ............................           3,990          ---      (541)      3,326      6,580
                                               -------      -------   -------    --------   --------
      Income (loss) from operations ..          (5,718)     (11,627)   (2,666)      7,458     15,579
Interest expense (income) and other
   expense, net ......................              67           45      (277)       (606)     2,205
                                               -------      -------   -------    --------   --------
      Income (loss) before income
        taxes ........................          (5,785)     (11,672)   (2,389)      8,064     13,374
Provisions for (benefit from)
   income taxes ......................             308          789      (669)      2,944      5,149
                                               -------      -------   -------    --------   --------
      Income (loss) before
        extraordinary loss ...........          (6,093)     (12,461)   (1,720)      5,120      8,225
Extraordinary loss, net of tax
   benefit of $885,000 ...............             ---          ---       ---         ---      1,328
                                               -------      -------   -------    --------   --------
      Net income (loss) before
        accretion ....................          (6,093)     (12,461)   (1,720)      5,120      6,897
Accretion for dividends on
   mandatorily redeemable.............             ---          ---       ---         ---        185
                                               -------      -------   -------    --------   --------
      Net income (loss) available
         to common stockholders ......         $(6,093)    ($12,461)  ($1,720)     $5,120     $6,712
                                               =======      =======   =======    ========   ========
Income (loss) per share before
   extraordinary loss - basic.........          ($0.44)      ($0.91)   ($0.13)      $0.37      $0.71
Loss per share from extraordinary
   item - basic.......................             ---          ---       ---         ---      (0.12)
                                               -------      -------   -------    --------   --------
     Net income (loss) per share -
         basic........................          ($0.44)      ($0.91)   ($0.13)      $0.37      $0.59
                                               =======      =======   =======    ========   ========
Cash dividend per share...............              --           --        --          --         --
                                               =======      =======   =======    ========   ========
Shares used in per share
   calculation - basic................          13,761       13,761    13,761      13,717     11,430
                                               =======      =======   =======    ========   ========

Income (loss) per share before
   extraordinary loss - diluted.......          ($0.44)      ($0.91)   ($0.13)      $0.36      $0.69
Loss per share from extraordinary
   item - diluted.....................              --           --        --          --      (0.11)
                                               -------      -------   -------    --------   --------
     Net income (loss) per share -
         diluted......................          ($0.44)      ($0.91)   ($0.13)      $0.36      $0.58
                                               =======      =======   =======    ========   ========
Shares used in per share
   calculation - diluted..............          13,761       13,761    13,761      14,030     11,641
                                               =======      =======   =======    ========   ========

                                                                Years Ended March 31,
                                               -----------------------------------------------------
                                                 2001         2000       1999      1998       1997
                                               -------      -------    -------   --------   --------
BALANCE SHEET DATA (IN THOUSANDS):
Working capital ...................            $7,848       $10,647    $20,067    $22,372    $23,722
Total assets ......................            29,783        35,804     48,765     52,259     45,875
Total debt ........................             1,183            --         --         --         --


ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL

     We are a worldwide leader in the design, manufacture and marketing of high performance bicycle suspension products. Substantially all of our historical revenues have been attributable to sales of mountain bike front suspension forks. Our two principal channels of distribution are: (i) sales to OEMs and
(ii) sales to distributors and IBDs, which we refer to as the retail accessory market. A large portion of our sales are to a small group of OEM customers.

     We have substantial export sales, a significant portion of which include products shipped to Asian manufacturing subcontractors for certain U.S.-based OEMs. We believe that a substantial portion of these products are ultimately shipped back to the U.S. and sold domestically by OEMs. We recognize revenue upon shipment of the product and transfer of title. To date, product returns have not been material.

     While our gross margins are generally higher on retail accessory market sales compared to OEM sales, OEM sales generate higher unit volume, which allows us an opportunity to capitalize on manufacturing efficiencies. Research, development and engineering costs are expensed as incurred.

RESULTS  OF  OPERATIONS

     The following table sets forth operations data as a percentage of net sales for the periods indicated.

                                                      Years Ended March 31,
                                               --------------------------------
                                                    2001      2000       1999
                                               ----------  ---------  ---------

Net sales.....................................     100.0%    100.0%     100.0%
Cost of sales.................................      81.2%     88.9%      81.7%
   Gross profit...............................      18.8%     11.1%      18.3%
Selling, general and administrative expense...      18.0%     22.5%      16.3%
Research, development and engineering expense.       3.2%      5.1%       5.6%
Restructuring and non-recurring charges.......       5.4%      0.0%      (0.6%)
   Income(loss)from operations................      (7.8%)   (16.5%)     (3.1%)


FISCAL YEAR ENDED MARCH 31, 2001 (FISCAL 2001) COMPARED TO FISCAL YEAR ENDED MARCH 31, 2000 (FISCAL 2000)

     NET SALES. Net sales for the year ended March 31, 2001 increased by 5.4% to approximately $74.0 million compared to approximately $70.3 million for the year ended March 31, 2000. OEM sales increased in fiscal 2001 by 2.7% to approximately $57.0 million compared to approximately $55.5 million in fiscal 2000. Aftermarket sales increased by 14.9% to approximately $17.0 million compared to approximately $14.8 million in fiscal 2000. The increase in aftermarket sales was due primarily to more timely fulfillment of orders in 2001. Also, the Psylo product was well-received by the aftermarket, filling a new niche in the marketplace.

     Export sales, a significant portion of which included products shipped to Asian manufacturing subcontractors for certain U.S.-based OEMs, accounted for approximately 73.6% and approximately 70.1% of net sales in fiscal 2001 and 2000, respectively.

     GROSS MARGIN. Gross margin (gross profit as a percentage of net sales) for fiscal 2001, increased to 18.9% compared to approximately 11.1% in fiscal 2000. The gross margin improvement is due to fixed overhead costs being better absorbed through higher sales volumes, manufacturing efficiencies and better management of inventories in fiscal 2001, offset by $1.9 million in cost due to the 2001 product recall. In fiscal year 2000, RockShox incurred a charge of $2,900,000 relating to inventory obsolescence reserve, compared to a net charge of $740,000 in 2001.

     SELLING, GENERAL AND ADMINISTRATIVE EXPENSE. Selling, general and administrative ("SG&A") expenses before relocation charges for fiscal 2001 decreased by approximately 15.8% to approximately $13.4 million (or approximately 18.0% of net sales) from $15.9 million, or 22.5% of net sales for the prior year. The decrease in these costs is primarily a function of headcount reductions as a result of the relocation, and curtailed discretionary spending.

     RESEARCH, DEVELOPMENT AND ENGINEERING EXPENSE. Research, development and engineering ("R&D") expense for fiscal 2001 decreased approximately 34.7% to approximately $2.3 million (or approximately 3.2% of net sales) from $3.6 million, or 5.1% of net sales for the prior year. This cost decrease corresponds with a 32% headcount reduction in R&D staff from 2000 to 2001.

     RESTRUCTURING AND NON-RECURRING EXPENSES. In March 2000, the Company approved a plan to relocate its headquarters and domestic assembly operations to Colorado Springs, Colorado. During fiscal year 2001, the Company recorded charges totaling $4.0 million related to these one-time relocation expenses. The sales, marketing, research and development, information technology, finance, and human resources divisions moved from the San Jose area, to a leased location in Colorado Springs in the summer of 2000. The Company's assembly and distribution operations remained at its San Jose until they were relocated to Colorado Springs in April 2001. The Company expects to complete its planned relocation by the summer of 2001, at a total cost of approximately $5.0 million.

     During fiscal year 1999, the Company reversed a $541,000 accrued liability primarily related to lower than expected severance costs and equipment write-downs. This reversal represents the unused portion of the $2.7 million recorded during fiscal year 1998 for the restructuring program of that year. No such charges or credits were recorded during 2000.

     INTEREST INCOME/EXPENSE. For the year ended March 31, 2001, the Company had net interest expense of approximately $148,000. For the year ended March 31, 2000, the Company had interest expense of approximately $45,000. The increase of interest expense is due to higher average line of credit balances during fiscal 2001 compared to the prior year, due in part to relocation expenses and related capital expenditures totaling over $5 million.

     INCOME TAX BENEFIT/EXPENSE. Our effective tax rate for fiscal 2001 was a 5.3% expense compared to a 6.8% expense for fiscal 2000. The sole income tax liability for the fiscal year 2001 was related to a tax rate of 25% of the profits of the Taiwanese branch operations, after a proportionate allocation of head office and recall expenses. RockShox Taiwan began operations in 2001, hence all Taiwan taxes were incurred for 2001 only. For fiscal 2000, the tax rate relates to an increase in the reserve for our deferred tax assets that had been recorded in previous years. During 2001, all tax net operating losses have been fully valued for financial reporting purposes.

FISCAL  YEAR  ENDED  MARCH  31, 2000 (FISCAL 2000) COMPARED TO FISCAL YEAR ENDED
     MARCH  31,  1999  (FISCAL  1999)

     NET SALES. Net sales for the year ended March 31, 2000 decreased by 19.1% to approximately $70.3 million compared to approximately $86.9 million for the year ended March 31, 1999. OEM sales decreased in fiscal 2000 by 25% to approximately $55.5 million compared to approximately $74.0 million in fiscal 1999. Aftermarket sales increased by 12.7% to approximately $14.8 million compared to approximately $12.9 million in fiscal 1999. We believe that the decrease in OEM sales is primarily due to increased competition in the mountain bike suspension market and delay in start up of OEM customers 2000 model year.

     Export sales, a significant portion of which included products shipped to Asian manufacturing subcontractors for certain U.S.-based OEMs, accounted for approximately 70.1% and approximately 64.5% of net sales in fiscal 2000 and 1999, respectively.

     GROSS MARGIN. Gross margin (gross profit as a percentage of net sales) for fiscal 2000, decreased to 11.1% compared to approximately 18.3% in fiscal 1999. We believe that the decrease in gross margin was primarily due to fixed overhead costs not being fully absorbed due to lower than anticipated sales, manufacturing inefficiencies and provisions for excess and obsolete inventory in fiscal 2000. Partially offsetting these costs was an increase in IBD sales as a percentage of total sales compared to fiscal 1999. IBD sales generally have a higher gross margin than OEM sales due to discounts given to OEM customers. Also in fiscal year 2000, RockShox incurred a charge of $2,900,000 relating to a writedown of inventory.

     SELLING,   GENERAL   AND   ADMINISTRATIVE  EXPENSE.  Selling,  general  and
administrative ("SG&A") expenses for fiscal 2000 increased by approximately 11.9% to approximately $15.9 million (or approximately 22.5% of net sales) from
14.2 million or 16.3% of net sales for the prior year. The year-to-year increase over the same period last year is primarily a result of approximately $450,000 for disposals of fixed assets, $150,000 for severance charges, and $500,000 for changes in senior management.

     RESEARCH, DEVELOPMENT AND ENGINEERING EXPENSE. Research, development and engineering ("R&D") expense for fiscal 2000 decreased approximately 26.8% to approximately $3.6 million (or approximately 5.1% of net sales) from 4.9 million or 5.6% of net sales for the prior year. As a percentage of sales, R&D remained constant when compared to fiscal 1999 when R&D was approximately 5.6% of net sales. R&D remained relatively constant when compared to fiscal net sales.

     INTEREST INCOME/EXPENSE. For the year ended March 31, 2000, the Company had interest expense of approximately $45,000. For the year ended March 31, 1999, the Company had interest income of approximately $277,000. The decrease of interest income and increase of interest expense is due to lower cash balances from lower revenue during fiscal 2000 compared to the prior year.

     INCOME TAX BENEFIT/EXPENSE. Our effective tax rate for fiscal 2000 was a 6.8% expense compared to a 28.0% benefit for fiscal 1999. The decrease in the effective tax rate was primarily due to the change in the valuation allowance, partially offset by the reversal of previously recorded tax liability under the statute of limitations.

LIQUIDITY  AND  CAPITAL  RESOURCES

     For the year ended March 31, 2001, net cash provided by operating activities was approximately $939,000, which was comprised of the net loss of approximately $6.1 million, decreased by non-cash charges for depreciation and amortization of approximately $4.9 million, $2.0 million in disposal of fixed assets, $1.4 million in income tax refunds received and $740,000 in provision for obsolete inventories. The loss was offset by $1.0 million increase in payables and other liabilities, $936,000 decrease in inventories, as well as other smaller adjustments to net cash provided by operating activities. Accounts receivable at March 31, 2001 decreased to approximately $12.4 million net of allowance for doubtful accounts, compared to approximately $12.6 million at March 31, 2000. Inventories at March 31, 2001 increased to approximately $5.8 million net of inventory reserves, compared to approximately $5.6 million at March 31, 2000.

     Net cash used in investing activities was approximately $3.4 million, which principally consisted of acquisitions of property and equipment. Net financing proceeds from borrowings against our line of credit in 2001 were $1.2 million.

     Capital expenditures totaled approximately $3.7 million for fiscal 2001 and approximately $2.4 million for fiscal 2000. The increase in capital expenditures was principally due to capital expenditures related to the relocation. As of March 31, 2001, we had purchase commitments of approximately $618,000, primarily for tooling, direct parts and machinery to be used in manufacturing beginning in fiscal 2002, which commitments are expected to be funded by cash flow from operations or available cash balances.

     On June 29, 2000 we amended our security agreement with Wells Fargo, which provides for borrowings up to $5.0 million at a base interest rate (as defined therein) plus 1.375%, and which expires in December 2001. All outstanding amounts under the facility are collateralized by our accounts receivable, inventory, equipment and intangibles. We had borrowings against the credit facility of $1.2 million at March 31, 2001, and there were no outstanding borrowings against the credit facility as of March 31, 2000.

     At March 31, 2001, we had cash and cash equivalents of $1.1 million, and outstanding debt of $1.2 million. We recently entered into an amended, expanded credit facility in the amount of $10 million with our existing lender, Wells Fargo Business Credit and their affiliate, Wells Fargo Bank (the New Facility). The New Facility and the previous credit agreement are asset-based facilities, that is, the borrowings on the related facility are limited to a percentage of our accounts receivable balances, and the borrowings are also secured by those same receivables, in addition to our inventory, equipment and intangibles. Our borrowing availability is reduced by a $1 million letter of credit pledged as security through the term of our Colorado Springs facilities lease.

     At March 31, 2001, we were in default of certain financial covenants under our previous credit agreement, due primarily to expenses associated with the 2001 recall that were not anticipated at the time the original covenants were set. We received a waiver of such default as of that date. Our New Facility set new financial covenants, and we are continuing to negotiate with Wells Fargo to lower certain financial covenants, subject to their approval. If the revised financial covenants are enacted, we expect to be in compliance with the new covenants throughout the current year. However, there is no assurance that our expected results will be achieved.

     Management estimates that based upon our current forecasts, including anticipated funds received from the New Facility, we will require no additional funding through the end of fiscal year 2002 for the execution of our current business plan, including the financing of our anticipated capital expenditures and short-term operating losses. Should we require additional funding, we believe we have the ability to obtain this funding from one or more of the following sources:

     1.   Additional  asset  based  lending  facility,
     2.   Subordinated  debt  facility,
     3.   Sale  of  assets

RECENT  ACCOUNTING  PRONOUNCEMENTS

    In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 133, or FAS No. 133, "Accounting for

Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments and hedging activities. FAS 133 requires that all derivatives be recognized at fair value in the balance sheet, and that the corresponding gains or losses be reported as a component of comprehensive income. We adopted FAS 133, as amended, in the fiscal year ended March 31, 2001, and that adoption of FAS 133 did not have a material impact on our financial position or results of operations.

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin, or SAB 101, "Revenue Recognition in Financial Statements". The adoption of SAB 101 did not have a material impact on our financial position or results of operations.

     In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation - an interpretation of APB Opinion No. 25." This interpretation has provisions that are effective on staggered dates, some of which began after December 15, 1998 and others that become effective after June 30, 2000. The adoption of this interpretation did not have a material impact on our financial position or results of operations.

SELECTED  QUARTERLY  FINANCIAL  DATA;  SEASONALITY

     The  following  table  presents  selected  quarterly  financial information
(expressed in thousands, except per share data) for the last eight fiscal quarters. We have prepared this information on a basis consistent with our audited financial statements and it includes all adjustments, consisting of normal recurring adjustments, that we consider necessary for a fair presentation of the results of such quarters. The operating results for any quarter are not necessarily indicative of the results for any entire year.


                                            Quarter Ended
                           -------------------------------------------------
                            March 31,  December 31, September 30,  June 30,
                               2001        2000         2000         2000
                           -----------  ----------   ----------  -----------
                               (in thousands, except per share amounts)

Net sales ...............    $18,082      $20,332      $23,429     $ 12,202
Gross profit.............      2,534        4,986        5,146        1,303
Operating income (loss)..     (3,639)         484          724       (3,287)
                           -----------  ----------   ----------  -----------
Net income (loss) .......    $(3,391)        $387         $178     $ (3,267)
                           ===========  ==========   ==========  ===========
Net income (loss) per
 share - basic and diluted    ($0.24)       $0.03        $0.01       ($0.24)
                           ===========  ==========   ==========  ===========
Shares used in per share
 calculations - basic and
 diluted  ...............     13,761       13,761       13,761       13,761
                           ===========  ==========   ==========  ===========

                                            Quarter Ended
                           -------------------------------------------------
                            March 31,  December 31, September 30, June 30,
                              2000         1999        1999        1999
                           -----------  ----------   ----------  ----------
                                (in thousands, except per share amounts)

Net sales ...............    $19,278      $25,500      $15,961      $ 9,524
Gross profit (loss)......        397        5,510        2,887      (   977)
Operating income (loss)..    ( 4,686)       1,115       (1,167)     ( 6,889)
                           -----------  ----------   ----------  -----------
Net income (loss) .......   $( 4,757)    $( 1,628)     $(1,123)    $( 4,953)
                           ===========  ==========   ==========  ===========
Net income (loss) per
 share - basic and diluted    ($0.35)      ($0.12)      ($0.08)      ($0.36)
                           ===========  ==========   ==========  ===========
Shares used in per share
 calculations - basic and
 diluted  ...............      13,761      13,761       13,761       13,761
                           ===========  ==========   ==========  ===========


     Because of our fluctuation in sales, historical quarterly operating results do not necessarily reflect management's expectations of future quarterly operating results. Management believes that future operating results will fluctuate on a quarterly basis due to a variety of factors, including:

  --   Seasonal  cycles  associated  with  the  bicycle  industry,
  --   the  effects  of  weather  conditions  on  consumer  purchases,
  --   the  timing  of  orders  from  OEMs,  distributors,  and  IBDs,
  --   the  number  and  timing  of  new  product  introductions,
  -- changes in the mix of products ordered and re-ordered by OEMs, distributors, and IBDs.

     Management anticipates that our sales will normally be lowest in our first and fourth fiscal quarters, which end on June 30 and March 31, respectively.


INFLATION

      We do not believe inflation has had a material impact on the Company in the past, although there can be no assurance that this will be the case in the future.


ITEM  7A.   QUANTITATIVE  AND  QUALITATIVE  DISCLOSURES  ABOUT  MARKET  RISK

      We considered the provision of Financial Reporting Release No. 48, "Disclosure of Accounting Policies for Derivative Financial Instruments and Derivative Commodity Instruments, and Disclosure of Quantitative and Qualitative Information about Market Risk Inherent in Derivative Financial Instruments, Other Financial Instruments and Derivative Commodity Instruments". We had no holdings of derivative financial or commodity instruments at March 31, 2001. We are exposed to financial market risks, including changes in interest rates and foreign currency exchange rates. We believe that an increase in interest rates would not significantly affect our net loss. The majority of our revenue and capital spending is transacted in U.S. dollars, the exception being domestic Taiwan sales from our Taiwanese subsidiary.


ITEM  8.   FINANCIAL  STATEMENTS  AND  SUPPLEMENTARY  DATA

      See "Index to Consolidated Financial Statements" on page 29 for a listing of the consolidated financial statements submitted as part of this report.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                               PART  III


ITEM  10.   DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  THE  REGISTRANT

     The information required by this item will be contained in our Proxy Statement for our Annual Meeting of Stockholders to be held on August 21, 2001 to be filed with the Securities and Exchange Commission within 120 days after March 31, 2001, and is incorporated herein by reference.


ITEM  11.   EXECUTIVE  COMPENSATION

     The information required by this item will be contained in our Proxy Statement for our Annual Meeting of Stockholders to be held on August 21, 2001 to be filed with the Securities and Exchange Commission within 120 days after March 31, 2001, and is incorporated herein by reference.


ITEM  12.   SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND MANAGEMENT

     The information required by this item will be contained in our Proxy Statement for our Annual Meeting of Stockholders to be held on August 21, 2001 to be filed with the Securities and Exchange Commission within 120 days after March 31, 2001, and is incorporated herein by reference.


ITEM  13.   CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     The information required by this item will be contained in our Proxy Statement for our Annual Meeting of Stockholders to be held on August 21, 2001 to be filed with the Securities and Exchange Commission within 120 days after March 31, 2001 and is incorporated herein by reference.


                                    PART  IV


ITEM 14. EXHIBITS,  FINANCIAL  STATEMENT  SCHEDULES,  AND  REPORTS ON FORM 8-K

(a)(1) See page 28 for a listing of financial statements submitted as part of this report.

(a)(2) The financial statements listed on the accompanying Index to Consolidated Financial Statements and Financial Statement Schedule are filed as part of this report.

(a)(3)   The  following  exhibits  are  included  in  this  report:

  2 Form of Agreement and Plan of Merger between RSx Holdings, Inc. and RockShox, Inc. (1)

  3.1 Form of Amended and Restated Certificate of Incorporation of RockShox, Inc. (1)

  3.2    Form  of  Amended  and  Restated  Bylaws  of  RockShox,  Inc.  (1)

  4      Form  of  Common  Stock  Certificate  of  RockShox,  Inc.  (1)

 10.1 Management Consulting Agreement, dated as of March 24, 1995, between TJC Management Corporation and RSx Holdings, Inc. (1)

 10.2 Form of Registration Rights Agreement among RockShox, Inc., Stephen Simons, Debra Simons, Paul Turner and other stockholders named therein. (1)

 10.3 Noncompetition Agreement, dated March 24, 1995, between RSx Holdings, Inc. and Stephen Simons. (1)

 10.4 Noncompetition Agreement, dated March 24, 1995, between RSx Holdings, Inc. and Debra Simons. (1)

 10.5 Noncompetition Agreement, dated March 24, 1995, between RSx Holdings, Inc. and Paul Turner. (1)

 10.6    Form  of  Indemnity  Agreement.  (1)

 10.7 Form of Lease, dated as of March 7, 1997, between S. Stephen Nakashima and RockShox, Inc. (2)

 10.8    Amended  and  Restated  RSx  Holdings,  Inc.  1996  Stock  Plan.  (1)

 10.9 Form of First Amendment to Standard Industrial/Commercial Multi-Tenant Lease-modified net, dated November 4, 1997, between S. Stephen
         Nakashima  and  Sally  S.  Nakashima  and  RockShox,  Inc.  (3)

10.10 Standard Industrial Sublease, dated December 8, 1997, between RockShox, Inc. and First American Records Management, Inc.(4)

10.11    RockShox,  Inc.  1998  Stock  Option  Plan.(4)

10.12 Credit agreement, dated December 10, 1999, between RockShox, Inc. and the Wells Fargo Business Credit. (5)

10.13 Employment agreement, dated December 23, 1999, between RockShox, Inc. and Bryan Kelln. (5)

10.14    Revised  Credit  Agreement with Wells Fargo, dated June 29, 2000.  (6)

10.15    Lease  for  Colorado  Springs  facility,  dated  July  1,  2000.  (6)

10.16    Subfacility Agreement with Wells Fargo, dated June 15,  2001.  (7)

10.17    Lease  Termination  Agreement  for  San  Jose facility, dated April 30,
         2001.  (7)

10.18 Second Amended and Restated Credit and Security Agreement with Wells Fargo, dated June 28, 2001. (7)

10.19 Export-Import Bank of the United States working Capital Guarantee Program Borrower Agreement with Wells Fargo dated June 28, 2001. (7)

10.20    Credit and Security Agreement with Wells Fargo Dated June 28, 2001. (7)

 21      List  of  Subsidiaries  of  RockShox,  Inc.  (1)

 23      Consent  of  Ernst  &  Young  LLP.

 23.1    Report  of  PricewaterhouseCoopers LLP on Financial Statement Schedule.

 23.2    Consent  of  PricewaterhouseCoopers  LLP.
-----------------

     (1) Previously filed with the Registration Statement on Form S-1 of ROCKSHOX, INC. (Registration No. 333-8069).

     (2) Previously filed with Form 10-K of RockShox, Inc. for the year ended March 31, 1997.

     (3) Previously filed with Form 10-Q of RockShox, Inc. for the quarter ended December 31, 1997.

     (4) Previously filed with Form 10-K of RockShox, Inc. for the year ended March 31, 1998.

     (5) Previously filed with Form 10-Q of RockShox, Inc. for the quarter ended December 31, 2000.

     (6) Previously filed with Form 10-Q of RockShox, Inc. for the quarter ended June 30, 2000.

     (7) Previously filed with Form 10-K of RockShox, Inc. for the year ended March 31, 2001.

  (a)     Reports  on  Form  8-K

  (b) No reports on Form 8-K were filed by the Company during the fourth quarter of the Company's fiscal year ended March 31, 2001.

  (c) See (a)(3) above for a listing of exhibits included as a part of this report.

                                 ROCKSHOX, INC.

                                    FORM 10-K/A

                           ITEMS 8, 14 (a) AND 14 (d)



INDEX  TO  CONSOLIDATED  FINANCIAL  STATEMENTS  AND FINANCIAL STATEMENT SCHEDULE

1.    Consolidated  Financial  Statements


      Report  of  Ernst  &  Young  LLP,  Independent  Auditors . . . . . . .  30


      Report  of  PricewaterhouseCoopers  LLP,  Independent  Accountants . .  31

      Consolidated  Balance  Sheets  at  March  31,  2001  and  2000 . . . .  32

      Consolidated  Statements  of  Operations  for  the  Years  Ended
          March  31,  2001,  2000  and  1999 . . . . . . . . . . . . . . . .  33

      Consolidated  Statements  of  Stockholders'  Equity  for
          the  Three  Years  in  the  Period  Ended  March  31,  2001. . . . .34

      Consolidated  Statements  of  Cash  Flows  for  the  Years  Ended
          March  31,  2001,  2000  and  1999 . . . . . . . . . . . . . . . .  35

      Notes  to  Consolidated  Financial  Statements . . . . . . . . . . . .  37


2.    Consolidated  Financial  Statement  Schedule

      Schedule  II  Valuation  and  Qualifying  Accounts . . . . . . . . . .  51

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Stockholders  and  Board  of  Directors
RockShox,  Inc.

We have audited the accompanying consolidated balance sheets of RockShox, Inc. and subsidiary ("the Company") as of March 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. Our audits included the financial statement schedule II. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RockShox, Inc. at March 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects, the information set forth therein.

The accompanying financial statements have been prepared assuming that RockShox, Inc. will continue as a going concern. As more fully described in Note 1 under "Management's Plans", the Company has incurred recurring operating losses. In addition, the Company's credit facility has certain financial covenants that must be met during the term of the facility. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

                              /s/  Ernst  &  Young  LLP

Denver,  Colorado
May  10,  2001, except for footnote 13 as to which the date is June 28, 2001

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders and Board of Directors of RockShox, Inc.:

In our opinion, the accompanying consolidated statements of operations, of stockholders' equity and of cash flows for the year ended March 31, 1999 present fairly, in all material respects, the results of operations and cash flows of RockShox, Inc. and subsidiaries for the year ended March 31, 1999 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. We have not audited the consolidated financial statements of RockShox, Inc. for any period subsequent to March 31, 1999.

As more fully discussed in Note 1 under "Management Plans," the Company has incurred recurring operating losses. In addition, the Company's credit facility has certain financial covenants that must be met during the term of the facility.


/s/PricewaterhouseCoopers  LLP


San  Jose,  California
April 27, 1999, except as to "Management's Plans" in Note 1 which is as of July 17, 2001.

                                 ROCKSHOX, INC.

                          CONSOLIDATED BALANCE SHEETS
              (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               March 31,
                                                         ---------------------
                                                            2001        2000
                                                         ----------  ---------
                          ASSETS
Current assets:
   Cash and cash equivalents...........................    $ 1,148      $2,832
   Accounts receivable, net of allowance for doubtful
      accounts $955 in 2001 and $1,132 in 2000.........     12,444      12,623
   Inventories.........................................      5,810       5,614
   Prepaid expenses and other current assets...........        801         380
   Deferred income taxes...............................         --       1,400
                                                         ----------  ----------
      Total current assets.............................     20,203      22,849
Property and equipment, net............................      9,309      12,567
Loan to related party..................................         15         200
Other assets...........................................        256         188
                                                         ----------  ----------
      Total assets.....................................    $29,783     $35,804
                                                         ==========  ==========


         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable....................................     $5,658      $6,207
   Accrued liabilities.................................      5,514       5,995
   Line of credit......................................      1,183          --
                                                         ----------  ----------
      Total current liabilities........................     12,355      12,202

Commitments and contingencies (Note 8)

Stockholders' equity:
Preferred stock, $0.01 par value:
   Authorized:  10,000,000 shares
   Issued and outstanding:  none                                --          --
Common stock, $0.01 par value:
   Authorized:  50,000,000 shares
   Issued and outstanding: 13,761,147 shares...........        138         138
Additional paid-in capital.............................     65,928      65,928
Distributions in excess of net book value..............    (45,422)    (45,422)
Retained earnings (accumulated deficit)................     (3,135)      2,958
Accumulated other comprehensive loss...................        (81)        --
                                                         ----------  ----------
      Total stockholders' equity.......................     17,428      23,602
                                                         ----------  ----------
      Total liabilities and stockholders' equity.......    $29,783     $35,804
                                                         ==========  ==========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                                ROCKSHOX, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       Years Ended March 31,
                                               ----------------------------------
                                                  2001       2000        1999
                                               ----------  ----------  ----------
Net sales.....................................   $74,045     $70,263    $ 86,863
Cost of sales.................................    60,076      62,446      71,000
                                               ----------  ----------  ----------
   Gross profit...............................    13,969       7,817      15,863
                                               ----------  ----------  ----------

Selling, general and administrative expense...    13,351      15,850      14,163
Research, development and engineering expense.     2,346       3,594       4,907
Restructuring and non-recurring...............     3,990          --        (541)
                                               ----------  ----------  ----------
   Operating expenses.........................    19,687      19,444      18,529
                                               ----------  ----------  ----------
   Loss from operations.......................    (5,718)    (11,627)     (2,666)
Interest income...............................        50          --         277
Interest expense..............................      (198)        (45)         --
Foreign currency gain.........................        81          --          --
                                               ----------  ----------  ----------
   Loss before income taxes...................    (5,785)    (11,672)     (2,389)
Provision for (benefit from)income taxes......       308         789        (669)
                                               ----------  ----------  ----------
   Net loss...................................   ($6,093)   ($12,461)    ($1,720)
                                               ==========  ==========  ==========

Net loss per share - basic and diluted........    ($0.44)     ($0.91)     ($0.13)
                                               ==========  ==========  ==========

Shares used in per share calculations - basic
            and diluted.......................    13,761      13,761      13,761
                                               ==========  ==========  ==========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                                 ROCKSHOX,  INC.

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (IN  THOUSANDS)



                                                            Distribu-
                                                             tions
                                                   Addi-    in Excess   Retained   Accumulated
                                 Common Stock     tional     of Net     Earnings     Other
                               -----------------  Paid-In     Book    (Accumulated Comprehensive
                                Shares   Amount   Capital     Value      Deficit)      Loss        Total
                               -------- -------- --------- ---------- ------------ ------------- ---------

Balances, March 31, 1998.......  13,757 $    138   $65,910  $(45,422)     $17,139   $        --   $37,765
 Proceeds from exercise of
   stock options ..............       4       --        17        --           --            --        17
Tax benefits from
   disqualifying dispositions
   of common stock.............      --       --         1        --           --            --         1
Net loss and comprehensive
    loss.......................      --       --        --        --       (1,720)           --    (1,720)
                               -------- -------- --------- ---------- ------------ ------------- ---------
Balances, March 31, 1999.......  13,761      138    65,928   (45,422)      15,419            --    36,063

Net loss and comprehensive
     loss......................      --       --        --        --      (12,461)           --   (12,461)
                               -------- -------- --------- ---------- ------------ ------------- ---------
Balances, March 31, 2000.......  13,761      138    65,928   (45,422)       2,958            --    23,602

Net loss.......................                                            (6,093)                 (6,093)
Currency translation adjustment                                                             (81)      (81)
                                                               ---------
Comprehensive loss.............                                                                    (6,174)
                                ------- -------- --------- ---------- ------------ ------------- ---------
Balances, March 31, 2001 ......  13,761     $138 $  65,928  ($45,422)     ($3,135)         ($81)  $17,428
                               ======== ======== ========= ========== ============ ============= =========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                                ROCKSHOX, INC.
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (IN THOUSANDS)
                                                   Years Ended March 31,
                                               -----------------------------
                                                 2001       2000      1999
                                               --------- --------- ---------
Cash flows from operating activities:
   Net loss...................................  ($6,093) ($12,461)  ($1,720)
Adjustments to reconcile net loss to net cash
    provided by (used in) operating activities:
   Reversal of restructuring and non-recurring
      charges.................................      --        --       (541)
   Depreciation ..............................    4,937     4,951     5,783
   Loss on disposal of fixed assets...........    1,963       531        --
   Provision for doubtful accounts............       23       500       226
   Provision for excess and obsolete
      inventories.............................      740     2,200     3,041
   Non-cash compensation......................      200        --        --
   Valuation allowance established against and
      changes in deferred income tax assets...       --     2,662       477
Changes in operating assets and liabilities:
   Income tax refunds received................    1,400
   Accounts receivable........................      156     1,989    (6,108)
   Inventories................................     (936)    1,360      (634)
   Prepaid expenses and other current assets..     (421)      287       296
   Accounts payable and accrued liabilities...   (1,030)     (500)     (958)
                                               --------- --------- ---------
    Net cash provided by (used in)
     operating activities.....................      939     1,519      (138)
                                               --------- --------- ---------
Cash flows from investing activities:
   Purchase of property and equipment.........   (3,655)   (2,442)   (6,643)
   Other long-term assets.....................      (83)       --        --
   Proceeds from disposal of fixed assets.....       13       200       (36)
   Loan to related party......................       --      (200)       --
                                               --------- --------- ---------
    Net cash used in investing activities.....   (3,725)   (2,442)   (6,679)
                                               --------- --------- ---------
Cash flows from financing activities:
   Proceeds from exercise of stock options ...       --        --        17
   Tax benefits from disqualifying
     dispositions of common stock.............       --        --         1
   Proceeds from short-term borrowings........    3,782     4,000     2,000
   Repayment of short-term borrowings and
     bank debt................................   (2,599)   (4,000)   (2,000)
                                               --------- --------- ---------
Net cash provided by financing activities.        1,183        --        18
                                               --------- --------- ---------
Effects of exchange rate on cash                    (81)       --        --
Net decrease in cash and cash equivalents.....   (1,684)     (923)   (6,799)
Cash and cash equivalents, beginning of
  period......................................    2,832     3,755    10,554
                                               --------- --------- ---------
Cash and cash equivalents, end of period......   $1,148    $2,832   $ 3,755
                                               ========= ========= =========

Supplemental disclosure of cash flow information:
     Income taxes paid..........................     $243       $--     $--
     Interest paid..............................     $198       $45     $21



              The  accompanying  notes  are  an  integral  part  of  these consolidated  financial  statements.

                                ROCKSHOX,  INC.

              NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS

1.    NATURE  OF  OPERATIONS:

      ROCKSHOX, INC. ("the Company") designs, manufactures and markets high performance bicycle suspension products. The Company's products are primarily sold to bicycle manufacturers ("OEMs"), who incorporate ROCKSHOX branded components as part of new, fully assembled mountain bikes sold worldwide, and directly to independent bicycle dealers ("IBDs") and through distributors (together with IBDs, "the retail accessory market"). For the years ended March 31, 2001, 2000, and 1999 approximately 77%, 79% and 85% respectively, of the Company's total net sales were to OEMs and the balance of the Company's total net sales were to the retail accessory market.

     MANAGEMENT'S  PLANS

     The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred a net loss of approximately $6.1 million for the year ended March 31, 2001. Continuation of the Company as a going concern is dependent upon its ability to generate sufficient cash flow to fund working capital and to ultimately sustain profitability. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

     The Company is positioning itself to be able to generate sufficient cash flow to fund working capital by the end of fiscal year 2002 primarily through continuing cost reduction plans and borrowings under its secured credit agreement. Should the Company require additional funding, management believes it could obtain this funding from one or more of the following: a) additional asset based lending facility; b) subordinated debt facility; c) sale of assets.

     Management believes these resources will be adequate to fund its operating and capital requirements through the end of fiscal 2002. There can be no assurance financing will be available in amounts or on terms acceptable to the Company, if at all. Should the Company be unsuccessful in its efforts to raise capital, management may be required to modify or curtail its plans.

2.    SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:

      PRINCIPLES  OF  CONSOLIDATION:

      The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany transactions and amounts have been eliminated.

      USE  OF  ESTIMATES:

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      RISKS  AND  UNCERTAINTIES:

      Substantially all of the Company's historical revenues have been attributable to sales of mountain bike suspension products and, therefore, any material decline or prolonged lack of growth in the popularity of, or market demand for, mountain bike suspension forks or rear shocks, in general, or the Company's products, in particular, could have a material adverse effect on the Company or its prospects. The markets for bicycle components, in general, and bicycle suspension products, in particular, are highly competitive. In order to build or retain its market share, the Company must continue to successfully compete in the areas that influence the purchasing decisions of OEMs, distributors, IBDs and consumers, including design, price, quality, technology, distribution, marketing, style, brand image and customer service.

      The Company does not currently have long-term contracts with any of its vendors, nor does the Company currently have multiple vendors for all parts, tooling, supplies or services critical to the Company's manufacturing processes. Failure of a key supplier to meet the Company's product needs on a timely basis, loss of a key supplier or significant disruption in the Company's production or distribution activities for any other reason, including an earthquake or other catastrophic event, could have a material adverse effect on the Company or its prospects.

      The company manufactures product in the United States, in addition the Company subcontracts to have certain of its low-end products manufactured in Taiwan. The bicycle industry is, and many of the Company's OEM customers are, highly dependent on manufacturing in overseas locations. Changes in economic conditions, currency exchange rates, tariff regulations, local content laws or other trade restrictions or political instability ("International Conditions") could adversely affect the cost or availability of products sold by or to the bicycle industry as a whole and the Company's OEM customers in particular, any of which could have a material adverse effect on the Company or its prospects. In addition, insufficient international consumer demand for mountain bikes and related products, including the Company's products, whether due to changes in International Conditions, consumer preferences or other factors, could have a material adverse effect on the Company or its prospects.

      CONCENTRATIONS OF CREDIT RISK AND CARRYING VALUE OF FINANCIAL INSTRUMENTS:

      Financial instruments that potentially expose the Company to concentrations of credit risk consist principally of trade accounts receivable and cash and cash equivalents. The carrying amounts for cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate their estimated fair values.

       The Company, which performs ongoing credit evaluations of its customers, generally does not require collateral, and maintains allowances for potential credit losses. At March 31, 2001 and 2000, one OEM customer accounted for 11% and 23%, respectively, of accounts receivable. At March 31, 2001 and 2000, one OEM customer accounted for 11% and 15%, respectively, of revenues. For the year ended March 31, 1999 two customers accounted for 17% and 16% of the Company's revenue.

      CASH  AND  CASH  EQUIVALENTS:

      The Company considers all investments purchased with original or remaining maturities of three months or less at the date of purchase to be cash equivalents. Substantially all cash balances are held in either a financial institution domiciled in the United States, or an affiliated financial institution in Taiwan.

     The financial statements of the Company's subsidiary located outside the United States are measured using the local currency as the functional currency. Assets and liabilities of this subsidiary are translated at the rates of exchange at the balance sheet date. The resultant translation adjustments are included in equity adjustment from translation, a separate component of stockholders' equity. Income and expense items are translated at average rates of exchange. Gains and losses on foreign currency transactions of this subsidiary are included in net earnings (loss).

      INVENTORIES:

      Inventories are stated at the lower of cost, determined on a first-in, first-out basis, or at market.

      PROPERTY  AND  EQUIPMENT:

      Property and equipment are recorded at cost and are depreciated over their estimated useful lives using the straight line method. Major additions and betterments are capitalized, while replacements, maintenance and repairs that do not improve or extend the life of the assets are charged to expense as incurred. Leasehold improvements are amortized over the length of the lease or their estimated useful life, whichever is less. In the period assets are retired or otherwise disposed of, the costs and related accumulated depreciation and amortization are removed from the accounts, and any gain or loss on disposal is included in results of operations.

                                                Depreciable
                                                  life
                                                -----------
Computer  equipment,
  furniture  and  fixtures . . . . . . . . . .  3-7  years
Machinery  and  equipment. . . . . . . . . . .  3-10 years
Tooling  . . . . . . . . . . . . . . . . . . .  1-2  years
Leasehold  improvements  . . . . . . . . . . .  up to 7 years

      LONG-LIVED  ASSETS:

      The Company periodically evaluates the recoverability of long-lived assets. The Company recognizes an impairment charge when the future undiscounted cash flows from each asset is estimated to be insufficient to recover its related carrying value.

     REVENUE  RECOGNITION:

      The Company recognizes revenue, net of allowances for estimated returns, when title transfers, upon shipment of product, and when collectibility is reasonably assured.

      RESEARCH,  DEVELOPMENT  AND  ENGINEERING:

      Research, development and engineering expenses are charged to operations as incurred.

      WARRANTY:

      All of the Company's suspension products are covered by a one-year limited warranty. Estimated future costs of repair, replacement or customer accommodation are accrued and charged to cost of sales based upon estimates of future product returns and repair costs derived from historical product sales information and analyses of historical data. In estimating the level of accrual, the Company's management makes assumptions relating to the level of product returns and costs of repair. Management performs quarterly reviews of the adequacy of these assumptions based on historical experience, adjusting warranty reserves for any warranty matters whose warranty period have lapsed, or matters that have become inactive, as well as repair trends indicating that new warranty accruals are required.

     On October 5, 2000, the Company issued a stop sell notice for 2001 Judy TT, Judy TT Special, Jett and Metro front suspension forks. Working with the Consumer Product Safety Commission, the Company subsequently implemented a recall for these forks. The accrued recall costs of $2.0 million, recorded within cost of sales for the second quarter of fiscal 2001, were subsequently adjusted to a cumulative total of $1.9 million in the fourth quarter.

      ADVERTISING  COSTS:

      Advertising costs are charged to operations as incurred. Advertising costs were $1,475,000, $1,871,000, and $1,701,000 for the years ended March 31, 2001,
2000,  and  1999,  respectively.

      INCOME  TAXES:

      The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"), which requires the use of the liability method in accounting for income taxes. Under this method, deferred tax assets and liabilities are measured based upon differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using enacted tax rates and laws that will be in effect when the differences are expected to reverse.

      COMPREHENSIVE  INCOME:

      Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income" establishes standards for reporting and display of comprehensive income and its components (revenue, expenses and gains and losses) in a full set of financial statements. There was no impact on the Company's financial position, results of operations or cash flows for the years ended March 31, 2000 and 1999; comprehensive and net loss were the same. For the year ended March 31, 2001, comprehensive loss included the net loss of $6,093,000 and a foreign currency translation adjustment of $81,000.

     RECENT  ACCOUNTING  PRONOUNCEMENTS:

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 133, or FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments and hedging activities. FAS 133 requires that all derivatives be recognized at fair value in the balance sheet, and that the corresponding gains or losses be reported as a component of comprehensive income. The Company adopted FAS 133, as amended, in the fiscal year ended March 31, 2001; that adoption of FAS 133 did not have a material impact on our financial position or results of operations.

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin, or SAB 101, "Revenue Recognition in Financial Statements". The Company adopted SAB 101 in the fiscal year ended March 31, 2001. This adoption of SAB 101 did not have a material impact on the Company's financial position or results of operations.

    In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation - an interpretation of APB Opinion No. 25." The adoption of this interpretation did not have a material impact on the Company's financial position or results of operations.

     EARNINGS  PER  SHARE:

     Basic and diluted earnings per share ("EPS") are computed in accordance with SFAS 128, "Earnings Per Share". Basic EPS is computed by dividing income
(loss) available to common stockholders by the weighted average number of common shares outstanding for that period. Diluted EPS is computed giving effect to all dilutive potential common shares that were outstanding during the period.
Dilutive potential common shares, of which there were none in the years ended March 31, 2001, 2000 and 1999, consist of incremental common shares issuable upon exercise of stock options and warrants for all periods. As of March 31, 2001, 2000, and 1999 options to purchase 1,939,380, 918,686, and 1,200,069 shares, respectively, were not included in the earnings per share calculation as the effect was anti-dilutive.

STOCK-BASED  COMPENSATION

      The Company accounts for employee stock options under APB Opinion No. 25, "Accounting for Stock Issued to Employees," and provides pro forma disclosure in
Note 9 to the financial statements as if the measurement provisions of SFAS No. 123 ("SFAS 123") "Accounting for Stock-Based Compensation," had been adopted.

3.     RESTRUCTURING  AND  NON-RECURRING:

      Restructuring and non-recurring expenses (income) comprise the following (IN THOUSANDS):

                                             Years Ended March 31,
                                       --------------------------------
                                          2001       2000       1999
                                       ---------  ----------  ---------

Relocation expenses .................. $   3,014  $       --  $     --

Reversal of restructuring plan charges        --          --      (541)
Write down of equipment related to
  relocation..........................       976          --        --
                                       ---------  ---------- ----------
                                       $   3,990          --     ($541)
                                       =========  ========== ==========


     During fiscal year 2001, the Company recorded charges totaling $4.0 million related to the one-time relocation expenses incurred for moving the Company's operations to Colorado Springs, Colorado. The sales, marketing, research and development, information technology, finance, and human resources divisions moved from the San Jose area, to a leased location in Colorado Springs in the summer of 2000. The Company's assembly and distribution operations remained at its San Jose until they were relocated to Colorado Springs in April 2001. The Company expects to complete its planned relocation by the summer of 2001, at a total cost of approximately $5.0 million.

   During fiscal year 1999, the Company reversed a $541,000 accrued liability primarily related to lower than expected severance costs and equipment write-downs. This reversal represents the unused portion of the $2.7 million recorded during fiscal year 1998 for the restructuring program of that year. No such charges or credits were recorded during 2000.

4.     INVENTORIES, NET OF ALLOWANCE FOR EXCESS AND OBSOLESCENCE (IN THOUSANDS):


                                              March 31,
                                       ----------------------
                                           2001       2000
                                       ----------  ----------
     Raw materials ..................  $    4,678  $    3,779
     Finished goods .................       1,132       1,835
                                       ----------  ----------
                                       $    5,810  $    5,614
                                       ==========  ==========

     Any misjudgment by the Company or any of its OEM customers of the demand for any of its respective products may cause the Company's excess and obsolete inventory to exceed estimated allowances for such inventory. The reserve for excess inventory and obsolescence at March 31, 2001 and March 31, 2000 was $2.6 million and $3.9 million, respectively.

5.    PROPERTY  AND  EQUIPMENT,  NET  (IN  THOUSANDS):


                                            March 31,
                                      ---------------------
                                         2001        2000
                                      ---------- ----------

 Computer equipment,
   furniture and fixtures............    $5,769     $6,045
 Machinery and equipment.............    12,097     12,685
 Tooling.............................    10,689      9,610
 Leasehold improvements..............       675      1,460
                                      ---------- ----------
                                         29,230     29,800
 Less: accumulated depreciation
   and amortization..................   (20,736)   (18,035)
 Construction in progress............       815        802
                                      ---------- ----------
                                        $ 9,309    $12,567
                                      ========== ==========

     Depreciation and amortization expense on property and equipment for the years ended March 31, 2001, 2000 and 1999 was $4,937,000, $4,951,000, and
$5,783,000,  respectively.

6.    ACCRUED LIABILITIES (IN THOUSANDS):

                                            March 31,
                                      ---------------------
                                         2001        2000
                                      ---------- ----------

   Accrued payroll and benefits......    $1,629     $1,525
   Accrued warranty..................     1,676      1,861
   Accrued expenses..................       670        832
   Legal and professional accruals...       365        266
   Product liability insurance.......       348        278
   Foreign taxes payable.............       300         --
   Accrued royalties.................       296        244
   Deposits owed to sublessees.......       221        221
   Accrued rebates...................         9        768
                                      ---------- ----------
                                         $5,514     $5,995
                                      ========== ==========

      The Company had $1,676,000 and $1,861,000 in accrued warranty costs at March 31, 2001 and 2000, respectively. There can be no assurance that such accrued liabilities may not change in the future or that future warranty costs for sales made through such dates will not be greater than the amounts accrued by the Company on its consolidated financial statements, either of which could have a material adverse effect on the Company or its prospects. No provision for these possible excess warranty costs has been recorded in the accompanying financial statements.

7.     RELATED  PARTY  TRANSACTIONS:

LOAN  TO  RELATED  PARTY:

     Pursuant to his employment contract, on January 24, 2000 the Company granted President and Chief Executive Officer, Bryan Kelln, a $200,000 interest-free loan for a three-year period. Forgiveness of the loan from fiscal year to fiscal year was at the discretion of the Board of Directors based on performance. On February 10, 2001, the Board approved forgiveness of the entire principal balance and the taxes associated with the loan, totaling $361,000 in compensation. The forgiveness was in recognition of Mr. Kelln's overall leadership. Specifically, the immediate recognition of the need to restructure the business, the planning and execution of the business relocation, restructuring and downsizing from California to Colorado, the planning and execution of the global product recall, and for the bottom line, year-over-year improvement of nearly $12 million (before the recall and restructuring charges) during his first year of leadership

     The remaining loan to related party is a $15,000 interest-bearing loan to a Vice President in association with his move to Colorado Springs, which the Company anticipates to be repaid within the following year.

     CONSULTING  AND  EMPLOYMENT  AGREEMENTS:

     Prior to its initial public offering, the Company had entered into annual employment agreements (the "Employment Agreements") with the Company's former President and its former Vice President of Advanced Research, and a management consulting agreement (the "Consulting Agreement") with The Jordan Company ("Jordan"), whose principals are stockholders of the Company. Pursuant to his respective Employment Agreement, each of the former President and the former Vice President of Advanced Research received an annual salary of $250,000 through March 31, 2000, the final termination date of each agreement.

     The Consulting Agreement expired April 1, 2000. Under the terms of the Consulting Agreement, an affiliate of Jordan was entitled to a quarterly consulting fee of $62,500, potential fees relating to certain future transactions and reimbursement for any reasonable expenses.

The Company has no further obligations related to either the Employment Agreement or the Consulting Agreement.

      INVENTORY  PURCHASES:

      For  the  years  ended  March  31,  2001,  2000 and 1999, the Company paid
$851,000,  $1,622,000,  and  $1,796,000,  respectively,  to  a  supplier  of raw materials. Prior to March 18, 1994, the former President of the Company owned 50% of the common stock of this supplier. The former President sold such stock on March 18, 1994. The former President provides consulting services to this supplier, in consideration of which the former President is entitled to receive certain payments through 2002.

8.    COMMITMENTS  AND  CONTINGENCIES:

      COMMITMENTS:

      The Company leases its manufacturing and sales facilities and certain of its equipment under noncancelable operating leases that expire at various times through 2011. Certain of these leases require escalating monthly payments and, therefore, periodic rent expense is being recognized on a straight-line basis. Under these leases, the Company is responsible for maintenance costs, including real property taxes, utilities and other costs. Also, certain of these leases contain renewal options. The Company had subleased their former headquarters facility starting in August 2000, as the company relocated to Colorado Springs. The lease and respective sublease for that facility expired in April 2001.

      Total rent expense for these leases for the years ended March 31, 2001, 2000 and 1999 was $1,762,000, $1,490,000 and $1,555,000, respectively.
Additionally, the Company has a $1.0 million letter of credit outstanding as collateral for the Colorado Springs facility lease. This letter of credit reduces the Company's borrowing availability on its existing line of credit by the full amount outstanding.

     Following is a summary, by fiscal year, of future minimum lease payments under operating leases at March 31, 2001 (in THOUSANDS):


                                       Operating
                                         Lease
 Fiscal Year                            Payments
                                       ---------
  2002...............................    $1,012
  2003...............................     1,189
  2004...............................       712
  2005...............................       714
  2006...............................       748
  Thereafter.........................     3,978
                                       ---------
  Total minimum lease payments.......    $8,353
                                       =========

     As of March 31, 2001, the Company had purchase commitments of approximately $600,000, primarily for tooling and machinery to be used in manufacturing beginning in fiscal 2002.

      LEGAL  PROCEEDINGS:

      The Company is involved in certain legal matters in the ordinary course of business including the alleged infringement of a competitor's patent. No provision for any liability that may result upon the resolution of these matters has been made in the accompanying financial statements nor is the amount or range of possible loss, if any, reasonably estimable. Accordingly, the ultimate resolution of these matters may have a material adverse effect on the Company's financial position, results of operations and cash flows.

9.    STOCKHOLDERS'  EQUITY:

      STOCK  OPTION  PLAN:

      In May 1996, the Company adopted the Amended and Restated RSx Holdings, Inc. 1996 Stock Plan (such plan, as amended, the "1996 Stock Plan"). The 1996 Stock Plan provides for the issuance of up to a maximum of 1,279,020 shares of common stock pursuant to awards under the 1996 Stock Plan. Under the 1996 Stock Plan, incentive stock options may be granted only to employees of the Company or any parent or subsidiary thereof, and non-statutory stock options and stock purchase rights may be granted to employees and directors of, and consultants to, the Company or any parent or subsidiary thereof.

      In February 1998, the Company's Board of Directors adopted the ROCKSHOX, INC. 1998 Stock Option Plan (the "1998 Stock Plan," and, together with the 1996 Stock Plan, the "Plans"), which was subsequently approved by the Company's stockholders in August 1998. The 1998 Stock Plan provides for the issuance of up to a maximum of 300,000 shares of common stock pursuant to awards under the 1998 Stock Plan. Under the 1998 Stock Plan, incentive stock options may be granted only to employees of the Company or any parent or subsidiary thereof, and non-statutory stock options and stock purchase rights may be granted to employees and directors of, and consultants to, the Company or any parent or subsidiary thereof.

      Under the Company's stock option plans, options become exercisable at dates and in amounts as specified by the Board of Directors and generally expire ten years from the date of grant. Options are generally granted to employees at prices not less than fair market value on the date of grant and become exercisable over a period of between three to five years.

     The  following  is  a  summary  of  activity  of  the  Plans:

                               Shares      Number                     Weighted
                              Available      of                        Average
Outstanding Options           for Grant    Shares    Exercise  Price    Price
--------------------------  -----------  ----------  ---------------  ---------

Balances, March 31, 1998..     290,171   1,151,613   $4.39 -  $15.00      $7.87
Options granted...........    (623,524)    623,524   $1.88 -  $ 7.13      $3.87
Options exercised.........         --       (3,916)       $4.39           $4.39
Options cancelled.........     571,152    (571,152)  $1.88 -  $15.14      $8.98
                            -----------  ----------  ---------------  ---------
Balances, March 31, 1999..     237,799   1,200,069   $1.88 -  $15.14      $5.28
Options granted...........    (625,001)    625,001   $1.02 -  $ 1.78      $1.71
Options exercised.........         --          --          --               --
Options cancelled.........     906,384    (906,384)  $1.02 -  $15.00      $5.39
                            -----------  ----------  ---------------  ---------
Balances, March 31, 2000       519,182     918,686   $1.02 -  $15.14      $2.74
Options reserved               998,000
Options granted...........  (1,263,633)  1,263,633   $0.47  -  $0.84      $0.79
Options exercised.........         --          --          --               --
Options cancelled.........     242,939    (242,939)  $0.47 -  $15.14      $3.17
                            -----------  ----------  ---------------  ---------
Balances, March 31, 2001       496,488   1,939,380   $0.47 -  $15.00      $1.38
                            ===========  ==========  ===============  =========

     During the quarter ended June 30, 1998, the Board of Directors of the Company approved the cancellation of the majority of outstanding stock options held by mid- and lower-level employees with an exercise price ranging from $13.06 to $15.14 per share and the re-grant of options to purchase an equivalent number of shares at $4.75 per share. A total of 252,975 options were canceled and re-granted.

     At  March  31,  2001,  2000,  and  1999,  278,716,  99,596,  and  350,014,
outstanding options were exercisable under the Plans, at weighted average exercise prices of $2.59, $4.89, and $5.57, respectively.

      As discussed in Note 2, the Company continues to account for the Plans in accordance with APB 25. Consistent with the provisions of SFAS No. 123, the Company's net loss and net loss per share would have been adjusted to the pro forma amounts indicated below (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS):


                                                       Years Ended March 31,
                                                  -----------------------------
                                                    2001       2000      1999
                                                  --------- --------- ---------

Net (loss)available to common stockholders -
  as reported....................................  ($6,093) ($12,461)   ($1,720)
 Net (loss)available to common stockholders -
  pro forma......................................  ($7,161) ($13,317)   ($3,428)
Net (loss) per share - basic as reported.........   ($0.44)   ($0.91)    ($0.13)
Net (loss) per share - diluted as reported.......   ($0.44)   ($0.91)    ($0.13)
Net (loss) per share - basic pro forma...........   ($0.52)   ($0.97)    ($0.25)
Net (loss) per share - diluted pro forma.........   ($0.52)   ($0.97)    ($0.25)


      The above pro-forma disclosures are not necessarily representative of the effects on reported net income (loss) for future years. The aggregate fair value and weighted average fair value per share of options granted in the years ended March 31, 2001, 2000, and 1999 were $1.1 million, $424,000, and $1.7 million and
$.84, $1.44, and $3.69, respectively. The fair value of each option grant is estimated on the date of grant using the Black-Scholes model with the following weighted average assumptions:

                                                   Years Ended March 31,
                                             -----------------------------------
                                                2001         2000        1999
                                             ----------- ----------- -----------

Risk-free interest rate...................       4.5%        6.0%    4.34%-5.58%
Expected life.............................       3.5         3.5         3.5
Dividend rate.............................        --          --          --
Expected volatility.......................       187%        109%        125%


     The options outstanding and currently exercisable by exercise price at March 31, 2001 were as follows:

                                                           Options Currently
                           Options Outstanding                 Exercisable
                    -----------------------------------  ----------------------
                                  Weighted
                                   Average    Weighted                Weighted
                                  Remaining    Average                 Average
    Range of          Number     Contractual  Exercise     Number     Exercise
  Exercise Prices   Outstanding  Life (Years)   Price    Exercisable    Price
------------------- -----------  -----------  ---------  -----------  ---------

  $0.47  -   $0.84   1,196,118         9.16      $0.80           --      $  --
  $1.02  -   $1.88     567,001         8.61       1.76      187,417       1.77
  $2.28  -   $3.84      72,500         7.65       2.80       36,250       2.80
  $4.75  -   $4.75      91,586         7.18       4.75       45,859       4.75
  $7.13  -  $15.00      12,175         6.83       7.92        9,190       7.96
                    -----------                          -----------
                     1,939,380         8.88      $1.38      278,716      $2.59
                    ===========                          ===========



10.   INCOME  TAXES:

      The components of the provision for (benefit from) income taxes, which arise from domestic and Taiwanese income, are summarized as follows (IN THOUSANDS):


                                               Years Ended March 31,
                                         -------------------------------
                                            2001       2000       1999
                                         ---------  ---------  ---------
Current:
      State.........................     $     --   $     --   $     --
      Federal.......................           --     (1,873)    (1,146)
      Foreign.......................          308         --         --
                                         ---------  ---------  ---------
                                              308     (1,873)    (1,146)
                                         ---------  ---------  ---------
Deferred:
      State.........................         (260)    (  346)       153
      Federal.......................       (1,003)    (3,967)       324
                                          --------  ---------  ---------
                                           (1,263)    (4,313)       477
      Change in valuation allowance         1,263      6,975         --
                                         ---------  ---------  ---------
                                               --      2,662        477
                                         ---------  ---------  ---------
                                         $    308   $    789     ( $669)
                                         =========  =========  =========

      The principal items accounting for the difference between income taxes computed at the U.S. statutory rate and the provision for (benefit from) income taxes reflected in the statements of operations are as follows:

                                               Years Ended March 31,
                                         -------------------------------
                                            2001      2000       1999
                                         ---------  ---------  ---------

United States statutory rate............   (34.0%)    (34.0%)    (34.0%)

States taxes, net of federal
    benefit ............................     0.3%      (2.0%)      4.9%
Foreign tax rate, Taiwan................     5.3%        --          --
Reversal of tax liability under statute
    of limitations......................      --      (14.4%)        --
Change in valuation allowance...........    33.3%      59.8%         --
Other ..................................     0.4%      (2.6%)      1.1%
                                         ---------  ---------  ---------
                                             5.3%       6.8%     (28.0%)
                                         =========  =========  =========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows (IN THOUSANDS):

                                                          March 31,
                                                    -------------------
                                                      2001      2000
Deferred tax assets:                                --------  ---------

Allowance for doubtful accounts...................  $   312   $    396
Allowance for excess and obsolete inventory.......      931      1,461
Accrued warranty..................................      704        671
Accrued liabilities...............................      107      1,000
Net operating loss carryovers and tax credits.....    6,418      4,928
                                                     -------  ---------
Total deferred tax asset..........................    8,472      8,456
Valuation allowance...............................   (8,238)    (6,975)
Deferred tax liabilities..........................     (234)       (81)
                                                    --------  ---------
Net deferred tax asset............................  $    --   $  1,400
                                                    ========  =========

     Deferred tax assets have been offset by a valuation allowance due to risks and uncertainties surrounding the Company's ability to generate future taxable income. The valuation allowance has been established to the extent net deferred tax assets, which consist primarily of net operating losses, cannot be carried back and utilized against prior year taxable income, and increased by $1,263,000 for the year ended March 31, 2001 to $8,238,000.

     At March 31, 2001, the Company has net operating loss carryovers for federal and state income tax purposes of approximately $18.5 million and $7.5 million, respectively, which expire in 2004 through 2006 for state purposes, and 2020 through 2021, for federal purposes.

     Because of the "change in ownership" provisions of the Internal Revenue Code of 1986, a portion of the Company's net operating loss carryforwards may be subject to an annual limitation regarding their utilization against taxable income in future periods. As a result of the annual limitation, a portion of these carryforwards may expire before ultimately becoming available to reduce future income tax liabilities.

     Undistributed earnings of the Company's foreign subsidiary amounted to approximately $2.0 million at March 31, 2001. Because those earnings are considered to be permanently invested, no provision for U.S. federal and state income taxes on those earnings has been provided. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable because of the complexities associated with its hypothetical calculation. However, unrecognized foreign tax credit carryforwards would be available to reduce some portion of the U.S. liability.

11.   EMPLOYEE  BENEFIT  PLAN:

      The Company has established a defined contribution retirement plan that is intended to qualify under Section 401 of the Internal Revenue Code ("the Plan"). The Plan covers substantially all officers and employees of the Company. Company contributions to the Plan are determined at the discretion of the Board of Directors. For the years ended March 31, 2001, 2000, and 1999, Company contributions amounted to approximately $75,000, $94,000, and $87,000, respectively.

12.   BUSINESS  SEGMENT  AND  GEOGRAPHICAL  INFORMATION:

      The Company currently operates in one industry segment, the bicycle industry, for financial reporting purposes, and uses one measure of profitability for its business. The Company markets its products to customers in the United States, Europe and Asia. Substantially all long-lived assets are maintained in the United States. Revenue information by geographic area, all of which are denominated in U.S. dollars, are as follows (IN THOUSANDS):


                                              Years Ended March 31,
                                         --------------------------------
                                            2001        2000       1999
                                         ---------- ---------- ----------

Asia .................................     $29,041    $26,881    $32,176
Europe ...............................      21,754     23,475     25,165
United States.........................      19,556     17,364     27,604
Other ................................       3,694      2,543      1,918
                                         ---------- ---------- ----------
                                           $74,045    $70,263    $86,863
                                         ========== ========== ==========


13.   LINE  OF  CREDIT:

      On June 29, 2000, the Company entered into a revised credit agreement providing for borrowings up to $5.0 million. Any outstanding amounts are collateralized primarily by the Company's accounts receivables, inventory, equipment and intangibles, and bearing interest at a base interest rate plus 1.375% annually (9.375% at March 31, 2001). The terms of the credit line also restricts the payment of cash dividends. The outstanding borrowings against the credit facility as of March 31, 2001 were $1.2 million, and there were no outstanding borrowings as of March 31, 2000. Additionally, the Company has a $1.0 million letter of credit outstanding as collateral for the Colorado Springs facility lease. This letter of credit reduces the Company's borrowing availability by the full amount outstanding. The existing line of credit terminates on December 10, 2001.

     The Company obtained a waiver from the lender for being out of compliance on its quarterly debt covenants at December 31, 2000 and March 31, 2001, due primarily to expenses associated with the 2001 recall that were not anticipated at the time the original covenants were set. The waiver was for each of those periods on a stand-alone basis, and no waiver exists for future periods.

     Effective June 28, 2001, the Company entered into an amended, expanded credit facility in the amount of $10 million with the existing lender (the New Facility) under terms substantially similar to the previous facility. Any outstanding amounts bear interest at a base interest rate plus .725% annually. The New Facility terminates on December 10, 2003.

14.  QUARTERLY FINANCIAL DATA - UNAUDITED (in thousands, except per share data):


                            ---------------------------------------------------
                             March 31,  December 31,  September 30,   June 30,
 Quarter Ended                  2001       2000           2000          2000
                            ----------  ------------  -------------  ----------
                                (in thousands, except per share amounts)

Net sales ...............   $  18,082   $    20,332   $     23,429   $  12,202
Gross profit.............       2,534         4,986          5,146       1,303
Operating income (loss)..      (3,639)          484            724      (3,287)

Net income (loss) .......   $  (3,391)  $       387   $        178   $  (3,267)
                            ==========  ============  =============  ==========
Net income (loss) per
 share - basic and diluted     ($0.24)  $      0.03   $       0.01      ($0.24)
                            ==========  ============  =============  ==========
Shares used in per share
 calculations - basic and
 diluted ................      13,761        13,761         13,761      13,761
                            ==========  ============  =============  ==========

                            ----------------------------------------------------
Quarter Ended                March 31,   December 31,  September 30,    June 30,
                               2000         1999         1999            1999
                            -----------  ------------  -------------  ----------
                                  (in thousands, except per share amounts)

Net sales ...............   $   19,278   $    25,500   $     15,961   $   9,524
Gross profit (loss)......          397         5,510          2,887        (977)
Operating income (loss)..      ( 4,686)        1,115         (1,167)     (6,889)

Net (loss)...............   $  ( 4,757)  $    (1,628)  $     (1,123)  $  (4,953)
                            ===========  ============  =============  ==========
Net (loss) per share -
  basic and diluted......       ($0.35)       ($0.12)        ($0.08)     ($0.36)
                            ===========  ============  =============  ==========
Shares used in per share
 calculations - basic and
 diluted.................       13,761        13,761         13,761      13,761
                            ===========  ============  =============  ==========


     During the fourth quarter of fiscal year 2001, the Company recorded two significant adjustments. One adjustment related to underburdened standard labor rates and related overhead. This adjustment reduced fourth quarter results by approximately $317,000. The other adjustment related to the overaccrual of anticipated bonus payouts that were recorded throughout the fiscal year at a higher rate than the actual payout amount. As a result, the accrued bonuses were reduced in the fourth quarter of fiscal year 2001, which increased fourth quarter results by approximately $407,000.

SCHEDULE  II
                               ROCKSHOX,  INC.

                      VALUATION  AND  QUALIFYING  ACCOUNTS

                  YEARS  ENDED  MARCH  31,  1999,  2000  AND  2001
                               (IN  THOUSANDS)


                                                        Deduc-
                              Balance at  Charged       tions
                              Beginning   to Costs       and     Balance at
                                  of        and         Write      End of
Description                     Period    Expenses       Offs      Period
----------------------------  ----------  ----------  ---------  ----------

As of March 31, 1999:
Allowance for excess and
   obsolete inventory .....   $   2,989   $  3,041    $(2,721)   $  3,309
Allowance for doubtful
   accounts ...............       1,037        226       (563)        700

As of March 31, 2000:
Allowance for excess and
   obsolete inventory .....      $3,309   $  2,835    $(2,207)   $  3,937
Allowance for doubtful
   accounts ...............         700        500        (68)      1,132

As of March 31, 2001:
Allowance for excess and
   obsolete inventory .....      $3,937    $   740    $(2,060)   $  2,617
Allowance for doubtful
   accounts ...............       1,132         23       (200)        955

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           ROCKSHOX,  INC.


      Date:  June  28,  2001            By:   /s/  Chris  Birkett
                                           ---------------------------------
                                                Chris  Birkett
                                                Vice  President,
                                                Chief Financial Officer and
                                                Secretary

      Pursuant to the requirements of the Securities Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated.

          Signature                          Title                     Date
-----------------------------  ----------------------------------  -------------

By: /s/ Bryan Kelln            Chief Executive Officer, President  June 28, 2001
   --------------------------    and Director
        Bryan Kelln            (Principal Executive Officer)


By: /s/ STEPHEN W. SIMONS      Chairman of the Board and Director  June 28, 2001
   --------------------------
        Stephen W. Simons


By: /s/ Chris Birkett          Vice President, Chief Financial     June 28, 2001
   --------------------------    Officer and Secretary
        Chris Birkett


By: /s/ JOHN W. JORDAN II      Director                            June 28, 2001
   --------------------------
        John W. Jordan II


By: /s/ ADAM E. MAX            Director                            June 28, 2001
   --------------------------
        Adam E. Max


By:   /s/ MICHAEL R. GAULKE    Director                            June 28, 2001
   --------------------------
          Michael R. Gaulke


By:  /S/ EDWARD POST           Director                            June 28, 2001
   --------------------------
        Edward Post

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-12945) pertaining to the RockShox, Inc. 1996 Stock Plan and Registration Statement (Form S-8 No. 333-47253) pertaining to the RockShox, Inc. 1998 Stock Option Plan of our report dated May 10, 2001, except for footnote 13, as to which the date is June 28, 2001, with respect to the consolidated financial statements and schedule of RockShox, Inc. included in the Annual Report (Form 10-K) for the year ended March 31, 2001.



     /s/  Ernst  &  Young  LLP


Denver,  Colorado
July  19,  2001

 REPORT  OF  INDEPENDENT  ACCOUNTANTS  ON  FINANCIAL  STATEMENT  SCHEDULE

To the Stockholders and Board of Directors of RockShox, Inc.:

Our audit of the consolidated financial statements of RockShox, Inc. referred to in our report dated April 27, 1999, except as to "Management's Plans" in Note 1 which is as of July 17, 2001 appearing in this Annual Report on Form 10-K also included an audit of the financial statement schedule listed in Item 14(a)(2) of this Form 10-K. In our opinion, this financial statement schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.


/s/PricewaterhouseCoopers  LLP


     San  Jose,  California
     April  27,  1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-12945 and 333-47253) of RockShox, Inc. of our report dated April 27, 1999, except as to "Management's Plans" in Note 1 which is as of July 17, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated April 27, 1999 relating to the financial statement schedule, which appears in this Form 10-K.


/s/PricewaterhouseCoopers  LLP


San  Jose,  California
July  19,  2001

                                    ANNEX F


                                  SCHEDULE 14A

(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed  by  the  Registrant [XX]
Filed  by  a  Party  other  than  the  Registrant [  ]
Check  the  appropriate  box:
[  ] Preliminary  Proxy  Statement
[  ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by Rule
     14a-6(e)(2))
[XX] Definitive  Proxy  Statement
[  ] Definitive  Additional  Materials
[  ] Soliciting  Material  Pursuant  to  Rule  14a-12

                                 ROCKSHOX, INC.
                                 --------------
                (Name of Registrant as Specified in Its Charter)
     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  filing  fee  (Check  the  appropriate  box):
[XX] No  fee  required.
[  ] Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
     ____________________________________________________
(2)  Aggregate  number  of  securities  to  which  transaction  applies:
     ____________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ____________________________________________________
(4)  Proposed  maximum  aggregate  value  of  transaction:
     ____________________________________________________
(5)  Total  fee  paid:
     ____________________________________________________
[  ]  Fee  paid  previously  with  preliminary  materials:
     ____________________________________________________
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount  Previously  Paid:
     ____________________________________________________
(2)  Form,  Schedule  or  Registration  Statement  No.:
     ____________________________________________________
(3)  Filing  Party:
     ____________________________________________________
(4)  Date  Filed:
================================================================================

                                 ROCKSHOX, Inc.
                          1610 Garden of the Gods Road
                        Colorado Springs, Colorado 80907

                        ================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 21, 2001

                        ================================

To  the  Stockholders  of  ROCKSHOX,  INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of ROCKSHOX, INC., a Delaware corporation (the "Company"), will be held on Tuesday, August 21, 2001, at 10:00 a.m. local time, at the Company's headquarters located at 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907, for the following purposes:

1. To elect six directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify.

2. To ratify the selection of Ernst & Young L.L.P. as the Company's independent public accountants for the fiscal year ending March 31, 2002.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors of the Company has fixed the close of business on June 25, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.


                           By  Order  of  the  Board  of  Directors

                           Chris  Birkett
                           Vice President, Chief Financial Officer and Secretary


Colorado  Springs,  Colorado
July  25,  2001

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                 ROCKSHOX, INC.
                          1610 GARDEN OF THE GODS ROAD
                        COLORADO SPRINGS, COLORADO 80907

                        ================================

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                 AUGUST 21, 2001

GENERAL

     This Proxy Statement is furnished to stockholders of ROCKSHOX, INC., a Delaware corporation (the "Company"), in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, August 21, 2001, at 10:00 a.m. at the Company's headquarters located at 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907, and at any and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are being first mailed to stockholders on or about July 25, 2001.

     This solicitation is made by mail on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board"). Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.

     Only holders of record of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") as of the close of business on the record date, June 25, 2001 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote. Stockholders are not permitted to cumulate their shares of Common Stock for the purpose of electing directors or otherwise. At the close of business on the Record Date, there were 13,761,147 shares of Common Stock issued and outstanding.

     Shares represented by proxies in the form enclosed, if the proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on a properly executed and returned proxy, the shares will be voted "FOR" the election of each nominee for director and "FOR" the ratification of the selection of Ernst & Young L.L.P. to serve as the

Company's independent public accountants for the fiscal year ending March 31, 2002 (the "2002 Fiscal Year"). To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before voting by filing a notice of revocation with the Secretary of the Company, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares present and voting on such proposal, thus having no effect on the outcome of such proposal.

     The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Annual Meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with such person's discretionary authority to act in such person's best judgment.

     The principal executive offices of the Company are located at 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Pursuant to the Company's Amended and Restated Bylaws (the "Bylaws"), all of the directors are elected at each annual meeting of stockholders. The Bylaws currently authorize a Board of Directors consisting of not less than one nor more than fifteen members, the exact number of which shall be fixed from time to time by the Board of Directors. Currently, the number of directors has been so fixed at six directors, and there are no vacancies with respect thereto. Each director will hold office until the next annual meeting of stockholders and until such director's successor is duly elected and qualified, or until such director's earlier resignation or removal.

     Stockholders may withhold authority from the proxy holders to vote for the entire slate as nominated or, by writing the name of an individual nominee in the space provided on the proxy card, withhold the authority to vote for any individual nominee. Instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer votes. If any nominee should become unavailable for election as a result of any unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has consented to being named in this Proxy Statement and has agreed to serve on the Board of Directors if elected, and management has no reason to believe that any nominee will be unavailable to serve.

     The following six persons have been selected by the Board of Directors as nominees for election to the Board of Directors: Messrs. Stephen W. Simons,

Bryan L. Kelln, John W. Jordan II, Adam E. Max, Michael R. Gaulke and Edward T. Post. All of the nominees are incumbent directors. See "Board of Directors and Executive Officers" for the experience and background of each of the nominees.

VOTE  REQUIRED

     The affirmative vote of a plurality of all of the votes cast at the Annual Meeting is required for the election of a director. Under applicable Delaware law, in tabulating the vote, broker non-votes and abstentions will be disregarded and will have no effect on the outcome of the vote. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted "FOR" the election of the six nominees named above as directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     "FOR" EACH OF THE ABOVE-NAMED NOMINEES.

     PROPOSAL  NO.  2  -  RATIFICATION  OF  SELECTION  OF  INDEPENDENT  PUBLIC
ACCOUNTANTS

     The Audit Committee has selected, and the Board of Directors has approved, Ernst & Young L.L.P. as the Company's independent public accountants for the 2002 Fiscal Year, and the Board of Directors has further directed that management submit the selection of independent public accountants for ratification by the stockholders at the Annual Meeting. Ernst & Young L.L.P. has audited the Company's consolidated financial statements since 2000. Representatives of Ernst & Young L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

VOTE  REQUIRED

     A greater number of votes in favor of this proposal than are voted against this proposal will be required to ratify the appointment of Ernst & Young L.L.P. as the Company's independent public accountants If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different auditing firm at any time during the 2002 Fiscal Year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders. Unless instructed to the contrary in the proxy, the shares represented by the proxies will be voted "FOR" the proposal to ratify the selection of Ernst & Young L.L.P. to serve as independent public accountants for the Company for the 2001 Fiscal Year.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                     STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth certain information concerning the directors and executive officers of the Company as of June 25, 2001:

NAME               AGE  POSITION
----               ---  --------
Stephen W. Simons   46  Chairman of the Board and Director
Bryan L. Kelln      35  Chief Executive Officer, President and Director
Chris Birkett       33  Vice President, Chief Financial Officer and Secretary
Gwynne Williams     54  Vice President, Operations and Engineering
Michael R. Gaulke   55  Director
John W. Jordan II   52  Director
Adam E. Max         43  Director
Edward T. Post      54  Director

     Stephen W. Simons, age 46, is a co-founder of the Company and has served as a director of the Company since its inception in 1989. Mr. Simons also served as Interim Chief Executive Officer of the Company from July 1999 until January 2000, as President from 1992 until November 1997, and has been Chairman of the Board of Directors since l996 and CTO from November 1997 until August 2000.
Prior to founding the Company, Mr. Simons founded SIMONS, which developed suspension modifications and complete motorcycle front forks.

     Bryan L. Kelln, age 35, has served as Chief Executive Officer and President of the Company since January 2000 and as a director of the Company since March 2000. Prior to joining the Company, Mr. Kelln served as Senior Vice President and General Manager of BICCGeneral, a global manufacturing entity, from May 1999 until January 2000. From December 1997 until May 1999, Mr. Kelln served as Senior Vice President and General Manager of General Cable Corporation, a North American industrial manufacturing firm, and from December 1995 until December 1997 as Vice President-Supply Chain Management of General Cable Corporation. Mr. Kelln served in various positions, most recently as a Principal, at Mercer Managing Consulting, a global strategic consulting firm, from 1989 until December 1995.

     Chris Birkett, age 33, has served as Vice President, Chief Financial Officer and Secretary of the Company since November 1999. Mr. Birkett also served as Director of Finance of the Company from June 1999 until November 1999; as Director, Corporate Financial Planning & Analysis of the Company from August 1998 until June 1999; and as Manager of Treasury & Financial Analysis from December 1996 until August 1998. Prior to joining the Company, Mr. Birkett served as Manager of Treasury & International Finance of Continuum Electro Optics, a laser manufacturing company, from April 1995 until December 1996.

     Gwynne Williams, age 54, has served as Vice President, Operations & Engineering of the Company since January 2001. Mr. Williams also served as Vice President, Operations from April 2000 to January 2001, and Vice President, Manufacturing of the Company from January 1999 until April 2000. Between July 1991 and January 1999, Mr. Williams was employed at Arvin Ride Control Products, and served as its Vice President, Engineering & Sales between August 1994 to January 1999.

     Michael R. Gaulke, age 55, has served as a director of the Company since January 1997. Mr. Gaulke joined Exponent, Inc. in September 1992, as Executive Vice President and Chief Financial Officer, and became its President in March l993. In June 1996, Mr. Gaulke was named Chief Executive Officer of Exponent,
Inc., and has been a member of the Board of Directors of Exponent, Inc. since January 1994. From November l988 to September 1992, Mr. Gaulke served as Executive Vice President and Chief Financial Officer of Raynet Corporation, a subsidiary of Raychem Corporation. Mr. Gaulke is also a Director of Cymer, Inc., a trustee of the Palo Alto Medical Foundation, and on the Board of Advisors of the Whitehead Institute.

     John W. Jordan II, age 52, has served as a director of the Company since March l995, and served as Chairman of the Board of Directors of the Company until October l996. Mr. Jordan has served as a managing director of The Jordan Company LLC, a private merchant banking firm that he founded, since February 1982; as a partner of Jordan Zalaznick Capital Company since May 1985; as Chairman of Jordan/Zalaznick Advisors, Inc. since December 1986; as Chairman and Chief Executive Officer of Jordan Industries, Inc. since June 1988; as Chairman of TJC Management Corp. since February 1989; and as proprietor of Jordan Investment Company of Illinois since January 1993. Mr. Jordan also serves as a director of AmeriKing Corporation, Apparel Ventures, Inc., Archibald Candy Corporation, Carmike Cinemas, Inc., Gear for Sports, Inc., GFSI Holdings, Inc., Jackson Products, Inc., Motors & Gears, Inc., Welcome Home, Inc., and W-H Energy Services.

     Adam E. Max, age 43, has served as a director of the Company since March 1995, and served as a Vice President from that time until October 1996. Mr. Max is a managing director of The Jordan Company LLC, which he joined in April 1986. Mr. Max also serves as a director of Archibald Candy Corporation and other private companies.

     Edward T. Post, age 54, has served as a director of the Company since January 1998. Mr. Post has served as President and Chief Operating Officer of Smith Sports Optics since January 1994. Prior to such time, Mr. Post served as President of Scott USA beginning in 1989.

COMMITTEES  AND  MEETINGS  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors held four meetings, either in person or by telephonic conference, and held no meetings by unanimous written consent, during the 2001 Fiscal Year. During the 2001 Fiscal Year, each member of the Board of Directors, except for John W. Jordan II, attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which he was a member. The Company has standing Audit and Compensation Committees. The Company does not have a standing Nominating Committee.

     Audit Committee. The Audit Committee, which was established in January 1997 and consists of Michael R. Gaulke, Adam E. Max and Edward T. Post (each of whom is a non-employee director), held two meetings during the 2001 Fiscal Year. The Audit Committee has the power and authority to (i) select the firm of independent accountants to audit the financial statements of the Company and its consolidated subsidiaries, subject to approval by the Board of Directors, (ii) discuss with such independent public accountants, and with the management of the Company, the Company's financial accounting and reporting principles, policies and practices, (iii) discuss with such independent accountants, and with management of the Company and such management's staff, the adequacy of the Company's accounting, financial and operating controls, and (iv) report to the Board of Directors with respect to any and all of the foregoing, at such times and in such manner as the Board of Directors shall determine. A quorum was present at each of the Audit Committee meetings held.

     Compensation Committee. The Compensation Committee, which was established in January l997 and which consists of Stephen W. Simons, Adam E. Max, Michael R. Gaulke and Edward T. Post (three of whom are non-employee directors), held no meetings during the 2001 Fiscal Year. The Compensation Committee report included herein was approved by unanimous written consent of the members. The Compensation Committee has the power and authority to review and approve salary and other compensation arrangements, including annual incentive awards (but excluding the granting of stock options pursuant to the ROCKSHOX, INC. l996 Stock Plan (the "1996 Plan"), the 1998 Plan and any future plans), for officers and employees of the Company.

COMPENSATION  OF  THE  BOARD  OF  DIRECTORS

     The Company currently pays each of its non-employee directors a quarterly fee of $5,000. Non-employee directors also are eligible to receive options to purchase Common Stock under the 1996 Plan and the 1998 Plan as compensation for their services as directors. Each non-employee director is reimbursed for reasonable expenses incurred to attend director and committee meetings.

     SECURITY  OWNERSHIP  OF  MANAGEMENT  AND  PRINCIPAL  STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 25, 2001 by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock (the "Principal Stockholders"), (ii) each of the Company's directors, (iii) each of the Named Executive Officers (as such term is defined in the Summary Compensation Table under "Executive Compensation") and (iv) all directors and executive officers as a group. This table is based on information provided to the Company or filed with the Securities and Exchange Commission by the Company's directors, executive officers and Principal Stockholders. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and dispositive power with respect of such shares, subject to community property laws where applicable. Unless otherwise indicated in the footnotes to the table, the business address of each beneficial owner is c/o ROCKSHOX, INC., 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907.

                                                  AMOUNT AND NATURE OF     PERCENTAGE OF
                                                    SHARES OF COMMON    OUTSTANDING COMMON
NAME AND ADDRESS OF                                STOCK BENEFICIALLY   STOCK BENEFICIALLY
BENEFICIAL OWNER                                         OWNED                 OWNED
------------------------------------------------  --------------------  -------------------
Stephen W. Simons (1) . . . . . . . . . . . . . .            1,048,344                 7.6%
Bryan L. Kelln(2) . . . . . . . . . . . . . . . .              317,070                 2.3%
Chris Birkett (3) . . . . . . . . . . . . . . . .               26,500                   *
Gwynne Williams (3) . . . . . . . . . . . . . . .               34,151                   *
John W. Jordan II (4) . . . . . . . . . . . . . .              327,308                 2.4%
Adam E. Max (5) . . . . . . . . . . . . . . . . .              210,004                 1.5%
Michael R. Gaulke (3) . . . . . . . . . . . . . .               11,250                   *
Edward T. Post (3). . . . . . . . . . . . . . . .               11,250                   *
JZ Equity Partners, PLC (6) . . . . . . . . . . .            2,100,042                15.3%
Royce & Associates, Inc.(7) . . . . . . . . . . .            1,040,000                 7.9%
Charles M. Royce(7) . . . . . . . . . . . . . . .            1,040,000                 7.9%
Deborah W. Simons  (8). . . . . . . . . . . . . .            1,178,344                 8.6%
Paul H. Turner (9). . . . . . . . . . . . . . . .            2,202,500                16.0%
All directors and executive officers as a group
(8 persons) (10). . . . . . . . . . . . . . . . .            3,142,533                14.1%

___________________

*    Less  than  1%
(1) Includes (i) 1,026,656 shares held by The Steven W. Simons Trust, of which Mr. Simons is trustee, and (ii) 21,688 shares held by The Simons Children Irrevocable Trust, over which Mr. Simons has no voting or dispositive power. Mr. Simons disclaims beneficial ownership with respect to all shares held by The Simons Children Irrevocable Trust.
(2) Represents 254,070 shares with respect to which Mr. Kelln has the right to acquire beneficial ownership by virtue of currently exercisable stock options and options that become exercisable within 60 days of June 25, 2001, as well as 63,000 shares directly owned.


(3) Represents shares with respect to which such person has the right to acquire beneficial ownership by virtue of currently exercisable stock options and options that become exercisable within 60 days of June 25, 2001.
(4) Includes 327,308 shares held by the John W. Jordan Il Revocable Trust, of which Mr. Jordan is the grantor, trustee and sole beneficiary. Excludes 2,100,042 shares held by JZ Equity Partners, PLC, which is advised by Jordan/Zalaznick Advisers, Inc., an entity controlled by Mr. Jordan and certain other persons (see footnote 5 below). Mr. Jordan is a managing director of The Jordan Company LLC, an entity with which Mr. Max is affiliated (see footnote 4 below). The business address for Mr. Jordan is c/o Jordan Industries, Inc., 875 N. Michigan Avenue, Suite 4020, Chicago, Illinois 60611.
(5) Mr. Max is a managing director of The Jordan Company LLC, an entity with which Mr. Jordan is also affiliated. Excludes 2,100,042 shares held by JZ Equity Partners, PLC. The business address for Mr. Max is c/o The Jordan Company, 767 Fifth Avenue, 48th Floor, New York, New York 10153.
(6) JZ Equity Partners, PLC is advised by Jordan/Zalaznick Advisers, Inc., an entity controlled by Mr. Jordan and certain other persons. See "Certain Relationships and Related Transactions." The business address for JZ Equity Partners, PLC is c/o Jordan/Zalaznick Advisors, Inc., 767 Fifth Avenue, 48th Floor, New York, New York 10153.
(7) Pursuant to the Schedule 13G (Amendment No. 1) filed as of February 5, 2001 with the Securities and Exchange Commission, Royce & Associates, Inc., a New York corporation ("Royce"), has sole voting and dispositive power with respect to 1,040,000 shares, and Charles M. Royce, who may be deemed to be a controlling person of Royce, may be deemed to beneficially own the 1,040,000 shares beneficially owned by Royce. Charles M. Royce does not own any shares outside of Royce, and disclaims beneficial ownership of shares held by Royce. The business address for each of them is 1414 Avenue of the Americas, New York, New York 10019.
(8) Includes (i) 1,026,656 shares held by The Debra W. Simons Trust, of which Ms. Simons is trustee, and (ii) 10,844 shares held by The Simons Children Irrevocable Trust, over which Ms. Simons has no voting or dispositive power, and (iii) 130,000 shares held by the Wanda Bobowski Fund. Ms. Simons disclaims beneficial ownership with respect to all shares held by The Simons Children Irrevocable Trust and the Wanda Bobowski Fund.
(9) Includes 549,250 shares held by Turner Family LP, a Colorado limited partnership (the "Turner Partnership"). Mr. Turner is the sole general partner of the Turner Partnership, and a trust, the trustees of which are persons other than Mr. Turner and the beneficiaries of which are certain family members of Mr. Turner, is the sole limited partner of the Turner Partnership holding a 40% interest in the Turner Partnership. Mr. Turner disclaims beneficial ownership of the 219,700 shares representing the trust's interest in the Turner Partnership. Also includes 134,500 shares held by Bikes Aren't Bad Foundation, of which Mr. Turner is the sole director. Mr. Turner disclaims beneficial ownership of all of such shares held by Bikes Aren't Bad Foundation.
(10) Includes 337,221 shares with respect to which all directors and executive officers have the right to acquire beneficial ownership by virtue of currently exercisable stock options and options that become exercisable within 60 days of June 25, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following summarizes various transactions between the Company and certain of its directors or executive officers or entities associated with such persons. The Company believes that each such transaction was, and that any future transaction will be, approved in accordance with the Delaware General Corporation Law.

     Registration Rights Agreement. Effective as of the closing of the initial public offering of the Common Stock, which occurred on October 2, l996, the Company entered into a registration rights agreement (the "'Registration Rights Agreement") with, among others, certain trusts the beneficiaries and/or trustees of which include Stephen W. Simons, Paul H. Turner and John W. Jordan II, as well as Adam E. Max (collectively, the "Insider Holders"). Pursuant to the

Registration Rights Agreement and subject to certain conditions, the Insider Holders have demand registration rights to require the Company to register the number of shares requested to be so registered until such time as such shares of Common Stock (i) are effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), and disposed of in accordance with a registration statement covering such shares, (ii) are saleable by the holders thereof pursuant to Rule 144(k) under the Securities Act or (iii) are distributed for resale pursuant to Rule 144 under the Securities Act ("Registrable Securities"). The Registration Rights Agreement provides that, subject to certain conditions, the Insider Holders have incidental registration rights if the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock (other than a registration statement or Form S-4 or Form S-8 or any successor form thereto or filed solely in connection with an exchange offer or an offering made solely to employees of the Company) to require the Company to include in each such registration all Registrable Securities as each Insider Holder may request in accordance with the terms of the Registration Rights Agreement. In the event of any registration thereunder, the Registration Rights Agreement contains certain customary provisions relating to holdback and indemnification arrangements. The Registration Rights Agreement also provides that all reasonable fees and expenses incident to the performance thereof or compliance therewith by the Company will be borne by the Company.

     Supplier Consulting Agreement. Stephen W. Simons provides consulting services to a supplier to the Company (the "Supplier") pursuant to a consulting agreement (the "Supplier Consulting Agreement") in consideration of which the Supplier pays Mr. Simons a fee equal to 3% of the Supplier's net sales (as defined therein). The Supplier Consulting Agreement terminates on December 31, 2002; provided, that the Supplier Consulting Agreement (i) will be automatically renewed for two years, if the total of all consulting fees paid to Mr. Simons pursuant to the Supplier Consulting Agreement is less than $1,000,000 on December 31, 2002, (ii) will automatically terminate when the total of all consulting fees paid to Mr. Simons pursuant to the Supplier Consulting Agreement equals $1,700,000 and (iii) may be terminated by Mr. Simons at any time upon 30 days' written notice. During the 2001 Fiscal Year, Mr. Simons received $200,000 in payments from the Supplier. The Company purchased approximately $851,000 of components from the Supplier in the 2001 Fiscal Year.

     Noncompetition Agreements. Each of Stephen W. Simons and Paul H. Turner has entered into a noncompetition agreement, dated March 24, 1995, pursuant to which each such person agreed, among other things, that until three years from and after the date such person ceases to be employed by the Company, he will not directly or indirectly (i) divert or attempt to divert from the Company any business with any customer or account with which he had any contact or association, which was under his supervision, or the identity of which was learned by him as a result of his employment with the Company, (ii) solicit any person transacting business with the Company to terminate its relationship or association with the Company, or to represent, distribute or sell services or products in competition with the services or products of the Company, or (iii) solicit any employee of the Company to leave its employ. Mr. Turner resigned as an officer of the Company effective July 31, 1998, and, therefore, the provisions of the preceding sentence will terminate on July 31, 2001 with respect to Mr. Turner.

     Technical Consulting Arrangement. During the 2001 Fiscal Year, the Company retained Exponent, Inc. to provide technical consulting services to the Company and the Company's legal counsel with respect to two projects. Michael R. Gaulke, a director of the Company, is Executive Vice President, Chief Executive Officer and a member of the board of directors of Exponent, Inc. Exponent, Inc. received an aggregate of approximately $47,104.80 as payment for its consulting services in connection with the two projects.

     Indebtedness of Management. Pursuant to Bryan L. Kelln's employment agreement, on January 24, 2000, the Company granted Mr. Kelln a $200,000 interest-free loan for a three-year period. Forgiveness of the loan from fiscal year to fiscal year was to be based on performance goals to be determined by the Company. On February 10, 2001, the Board of Directors voted to forgive the entire principal balance and the taxes associated with the loan. This forgiveness was in recognition of Mr. Kelln's performance during his first year of leadership, specifically, the restructuring and relocation of the business, the execution of the global market recall and profitability improvements accomplished during that time.

                             EXECUTIVE COMPENSATION

     The following table sets forth, in summary form, the compensation paid by the Company during the last three completed fiscal years to its chief executive officer and the three other key executive officers for services rendered to the Company (the "Named Executive Officers"). The information below pertains to the Company's fiscal years ended March 31.

                           SUMMARY  COMPENSATION  TABLE
                                                                              LONG
                                                                              TERM
                                                                          COMPENSATION
                                               ANNUAL COMPENSATION            AWARDS
                                               -------------------            ------
                                                                     SECURITIES       (3) ALL
                                                                     UNDERLYING        OTHER
NAME AND PRINCIPAL POSITION             YEAR  SALARY($)   BONUS($)   OPTIONS (#)  COMPENSATION($)
---------------------------             ----  ---------   --------   -----------  ---------------
Stephen W. Simons (1)                   2001  $  163,374  $       0            0  $            0
  Chairman of the Board of              2000     250,000          0            0               0
  Directors, Chief Technical  Officer   1999     250,000          0            0               0
  and Former Interim Chief
  Executive Officer

Bryan L. Kelln(1) (2)                   2001  $  274,999  $ 415,313      516,279  $       483,815
  Chief Executive Officer and           2000      52,885          0      500,000        239,020(3)
  President                             1999           0          0            0                0

Chris Birkett                           2001  $  149,999  $       0       70,000  $        50,624
  Vice President,                       2000     124,423     75,000            0            910(3)
  Chief Financial Officer and           1999      95,969     10,000       12,000              988
  Secretary

Gwynne Williams(4)                      2001  $  175,000  $       0       56,605  $        83,926
  Vice President, Operations and        2000     175,000          0            0         51,048(3)
  Engineering                           1999      33,654     51,629       40,000                0

(l) Effective January 18, 2000, Mr. Simons resigned as Interim Chief Executive Officer of the Company, and Mr. Kelln was appointed Chief Executive Officer and President of the Company.
(2) In recognition of performance in his first year of employment, on February 10, 2001, Mr. Kelln was forgiven a $200,000 principal debt that had been granted in association with his employment agreement (See "Certain Relationships and Related Transactions" above). The total compensation was increased to cover the estimated income taxes associated with this loan, resulting in compensation of a gross amount of $361,092. Additionally, on June 9, 2000, he was granted a cash bonus of $35,000 pursuant to his employment agreement, which equated to $54,221 in gross compensation.
(3) All Other Compensation includes relocation expenses paid to Mr. Kelln of $481,386 and $239,020 during the 2001 and 2000 Fiscal Years, respectively. Mr. Williams was paid $83,051 and $51,048 for relocation expenses for the 2001 and 2000 Fiscal Years, and Mr. Birkett was paid relocation expenses of $48,981 in the 2001 Fiscal Year. In addition, All Other Compensation includes the following contributions made by the Company during the 2001 and 2000 Fiscal Years to employee accounts under the Company's 401(k) plan:
     Mr. Kelln, $2,440 for 2001; Mr. Williams, $875 for 2001; and Mr. Birkett, $1,644 and $910 for 2001 and 2000, respectively.
(4)  Mr.  Williams'  employment  with the Company commenced on January 18, 1999.

OPTIONS  GRANTS  AND  EXERCISES

     The following table sets forth certain information regarding stock options granted to and exercised by the Named Executive Officers during the 2001 Fiscal Year and the stock options held by them as of March 31, 2001.

                            OPTION GRANTS IN THE 2001 FISCAL YEAR

                                      INDIVIDUAL GRANTS
                                      -----------------
                                                                   POTENTIAL REALIZABLE VALUE AT
                   NUMBER  OF    PERCENT  OF                       ASSUMED ANNUAL RATES OF STOCK
                   SECURITIES   TOTAL OPTIONS                             PRICE APPRECIATION
                   UNDERLYING    GRANTED TO     EXERCISE OR              FOR OPTION  TERM (1)
                     OPTIONS     EMPLOYEES IN   BASE  PRICE  EXPIRATION  --------------------
NAME               GRANTED (#)  FISCAL YEAR(%)   ($/SH)(2)      DATE       5%($)     10%($)
-----------------  -----------  --------------  -----------  ----------  ---------  ---------
Bryan L. Kelln(3)      516,279          40.86%  $      .81       5/8/10  $ 115,537  $ 255,307
Chris Birkett           70,000           5.54%  $      .81       5/8/10     15,665     34,616
Gwynne Williams         56,605           4.48%  $      .81       5/8/10     12,668     27,992
Michael Gaulke          15,000           1.19%  $      .78      8/21/10      3,232      7,143
Edward Post             15,000           1.19%  $      .78      8/21/10      3,232      7,143

(1) The potential gains shown are net of the option exercise price and do not include the effect of any taxes associated with exercise. The amounts shown are for the assumed rates of appreciation only as required by the Securities and Exchange Commission, do not constitute projections of future stock price performance, and may not necessarily be realized. Actual gains, if any, on stock option exercises depend on the future performance of the Common Stock, continued employment of the optionee through the term of the options, and other factors.

(2) The exercise price is equal to the fair market value of the Common Stock on the date of grant.

(3) The above stock options were granted on May 8, 2001 and August 21, 2001, as noted. Such options were granted under the 1996 and 1998 Plans. The options vest and become exercisable in equal 25% installments on each of the first four anniversaries of the date of grant. To the extent permitted under applicable law, the option granted is an "incentive stock option" for purposes of Section 422 of the Code.

     The following table sets forth certain information regarding the value of unexercised options to acquire Common Stock held by the Named Executive Officers as of the end of the 2001 Fiscal Year. None of the Named Executive Officers exercised any options to acquire Common Stock in the 2001 Fiscal Year.

  AGGREGATED OPTION EXERCISES IN THE 2001 FISCAL YEAR AND FY-END OPTION VALUES

                     NUMBER  OF  SECURITIES
                          UNDERLYING              VALUE  OF UNEXERCISED
                     UNEXERCISED OPTIONS AT     IN-THE-MONEY  OPTIONS  AT
                        MARCH 31, 2001(#)          MARCH 31, 2001(1)($)
NAME               EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-----------------  -----------  -------------  ------------  --------------
Stephen W. Simons            0              0  $          0  $            0
Bryan L. Kelln         125,000        891,280             0               0
Chris Birkett            6,000         76,000             0               0
Gwynne Williams         20,000         76,605             0               0
Michael Gaulke           5,000         20,000             0               0
Edward Post              5,000         20,000             0               0


(1)  The  value of unexercised in-the-money options is calculated by multiplying
     (A) the number of securities underlying such options by (B) the difference between (i) the closing price of the Common Stock on the Nasdaq at March 31, 2001 and (ii) the option exercise price.

EMPLOYMENT  AGREEMENTS

     In October 1996, Stephen W. Simons entered into an amended and restated employment agreement with the Company, with an initial one-year term and automatic renewal for additional one-year terms, not to exceed four one-year renewal terms in total, at the election of Mr. Simons. Pursuant to the agreements, Mr. Simons receives an annual salary of $250,000 and certain perquisites. In addition, the agreement provides that for each fiscal year during the term of the agreement in which Mr. Simons has been an employee of the Company for the entire fiscal year, the Company will pay to Mr. Simons a cash bonus in an amount not to exceed 100% of his annual salary based upon the Board of Directors' evaluation of the performance of his individual duties and upon the performance of the Company during such fiscal year. On August 1, 2000, Mr. Simons' annual salary decreased from $250,000 to $40,000. On September 9, 2000, Mr. Simons's annual salary increased from $40,000 to $70,000.

     In January 2000, Bryan L. Kelln entered into an employment agreement with the Company that is terminable at-will by either Mr. Kelln or by the Company at any time with or without cause and with or without notice. Pursuant to the agreement, Mr. Kelln serves as President and Chief Executive Officer of the Company and receives an initial annual base salary of $275,000, subject to review and adjustment from time to time. Mr. Kelln is eligible for a bonus for the 2001 Fiscal Year of up to 29% of his base salary, based on achievement of performance goals to be determined by the Company. Mr. Kelln was also reimbursed for expenses incurred by Mr. Kelln in connection with his relocation. In addition, during the 2001 and 2000 Fiscal Years, the Board of Directors granted Mr. Kelln options to purchase 516,279 and 500,000 shares of Common Stock, respectively. In the event Mr. Kelln's employment is terminated by the Board of Directors for any reason, other than cause, within his first year of employment, Mr. Kelln will be paid an amount equal to six months of his base salary. Further, the Company will pay Mr. Kelln an amount equal to six months of his base salary in the event he becomes so disabled that he cannot fulfill his position responsibilities, and, if he becomes deceased during his employment with the Company, his estate or beneficiary will receive an amount equal to six months of his salary. In addition, the Company granted Mr. Kelln a $200,000 interest-free loan for a three-year period. This loan was forgiven on February 10, 2001. See "Certain Relationships and Related Transactions" above.

     In January 1999, Gwynne Williams entered into an employment agreement with the Company. Pursuant to the agreement, Mr. Williams served as Vice President, Manufacturing and received an initial annual base salary of $175,000, subject to review and adjustment from time to time, and is eligible for the Company's annual management bonus plan. For fiscal year 2001, he is eligible for a bonus of 12.5% of his salary. The agreement further provides that Mr. Williams is entitled to participate in all benefits programs available from time to time. In the event Mr. Williams' employment is terminated by the Company, for any reason other than death, disability, resignation or for cause, Mr. Williams will be entitled to a severance payment equal to one year of salary and continuation of benefits, of which six months of salary will be guaranteed and six months will be mitigated. In April 2000, Mr. Williams was promoted to the position of Vice President, Operations, and in January 2001, Mr. Williams was promoted to Vice President, Operations and Engineering of the Company. In addition, during the 2001 Fiscal Year, the Board of Directors granted Mr. Williams options to purchase 56,605 shares of Common Stock.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     During the 2001 Fiscal Year, the Compensation Committee of the Board of Directors consisted of Michael R. Gaulke, Stephen W. Simons, Adam E. Max and Edwin T. Post. Only one of such members, Mr. Simons, is an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. However, grants of stock options to the Named
Executive  Officers  in  the  2001  Fiscal  Year  were  made  by the full Board.

     The following is the report of the Compensation Committee to the Board of Directors describing compensation policies and rationales applicable to the Company's executive officers with respect to compensation paid to such executive officers for the 2001 Fiscal Year.

Compensation  Philosophy:

     The general philosophy of the Company's compensation program is to offer executive officers competitive compensation based both on the Company's performance and on the individual's contribution and performance. The Company's compensation policies are intended to motivate, reward and retain highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company.

     There are three main components in the Company's executive compensation program:

     -   Base  Salary
     -   Incentive  Bonus
     -   Stock  Incentives

Base  Salary:

     The salaries of Messrs. Kelln, Simons and Williams were fixed pursuant to the terms of their employment agreements with the Company. The salaries of the other executive officers are determined annually by the Compensation Committee with reference to surveys of salaries paid to executives with similar responsibilities at comparable companies, generally in both the bicycle and manufacturing industries. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

Incentive  Bonus:

     Annual incentive bonuses for executive officers are intended to reflect the Compensation Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each officer.

Stock  Incentives:

     The Company utilizes stock options as long-term incentives to reward and retain executive officers. The Board of Directors, which in the 2001 Fiscal Year had responsibility for making option grants under the 1996 Plan and the 1998 Plan, believes that stock option grants provide an incentive which focuses the executives' attention on the Company from the perspective of an owner with an equity stake in the business. Because options are typically granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, the Company's stock will provide value to the recipient only when the price of the Company's stock increases above the exercise price, that is, only to the extent that stockholders as a whole have benefitted. Generally, stock options vest over a three to five year period and optionees must be employed by the Company at the time of vesting in order to exercise the options.

Compensation  of  the  Chief  Executive  Officer  and  Other  Executives:

     Mr. Kelln's base salary has been set at $275,000 per year pursuant to his employment agreement. Salary increases for senior executives effected during the 2001 Fiscal Year were based on individual performance, position, tenure, leadership and competitive data in compensation surveys of comparable companies. Pursuant to Mr. Kelln's employment agreement, on January 24, 2000, the Company granted Mr. Kelln a $200,000 interest-free loan for a three-year period. On February 10, 2001, the Board of Directors voted to forgive the entire principal balance and the income taxes associated with the loan, in recognition of Mr. Kelln's performance during his first year of leadership, for total gross compensation of $361,000 related to the loan.

     Senior executives in the Company also participate in the 1996 Plan and 1998 Plan, and the Board granted such executives options to purchase shares of Common Stock during the 2001 Fiscal Year. In determining the number of shares to award to the executive officers noted above and the other executives, the Board considered several factors, including primarily the above-mentioned executive officers' and such other executives' actual and potential contributions to the Company's long-term success, and the size of awards provided to other executives holding similar position in comparable companies.

     Pursuant to their employment agreements with the Company, senior executives may receive an annual bonus as determined by the Board. In determining the amounts of such bonuses, the Board considers certain criteria, including the individual performance of each executive and the performance of the Company.

Section  162(m)  Policy:

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exemptions to Section l62(m) apply with respect to "qualified performance-based compensation" and to compensation paid in certain circumstances by companies in the first few years following their
initial  public  offering  of  stock.   The  Company  can  deduct  compensation
(including compensation resulting from the exercise of stock options) in excess of $1 million if it pays the compensation under a plan that the shareholders approve and is performance-related. The Company will continue to monitor the applicability of Section 162(m) to its ongoing compensation arrangements.
Accordingly, the Company does not expect that amounts of compensation paid to its executive officers will fail to be deductible on account of Section 162(m).

                                       Respectfully  submitted,

                                       STEPHEN  W.  SIMONS*
                                       BRYAN  L.  KELLN*
                                       JOHN  W.  JORDAN  II*
                                       ADAM  E.  MAX
                                       MICHAEL  R.  GAULKE
                                       EDWARD  T.  POST

* With respect to that portion of the report entitled "Stock Incentives" only.


     The Compensation Committee Report will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is governed by a written charter, which was adopted by the Company's Board of Directors on February 11, 2001, which is attached as an exhibit. The charter specifies the scope of the Committee's responsibilities and how it carries out those responsibilities. Among its other functions, the Committee recommends to the board of directors, subject to stockholder ratification, the selection of our independent accountants.

     The Committee has reviewed and discussed the Company's audited financial statements for the year ended March 31, 2001 with management and with Ernst & Young LLP, the Company's independent public accountants. The Committee also has discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

     The Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP their independence from the Company. The audit committee also has considered whether the provision of non-audit services to the Company is compatible with the independence of Ernst & Young LLP.

     The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the Company's annual financial statements for the year ending March 31, 2001, and its reviews of the financial statements included in the Company's Forms 10-Q for that year, were $134,000. All other audit related fees were $14,000. Audit related services generally include fees for accounting consultations. Ernst & Young LLP billed no fees to the Company for financial information systems design and implementation during the year ending March 31, 2001. The aggregate fees billed to the Company for all other services rendered by Ernst & Young LLP for the year ending March 31, 2001, were $53,000. These fees related primarily to the preparation and review of the Company's income tax returns, and related consultations.

     Based on the reviews and discussions referred to above, in reliance on management and Ernst & Young LLP, and subject to the limitations of our role, the Committee recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended March 31, 2001 filed with the Securities and Exchange Commission.

                                                 Respectfully  submitted,

                                                 MICHAEL  R.  GAULKE
                                                 ADAM  E.  MAX
                                                 EDWARD  T.  POST


     This Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, unless the report is specifically incorporated by reference.


_______________________

PERFORMANCE  GRAPH:

     The following line graph compares the cumulative total stockholder return for the Common Stock with the NASDAQ U.S. Index and a Peer Group (as defined below) for the period commencing September 27, 1996 and ending March 31, 2001. The peer group (the "Peer Group") is composed of the following companies: K2 Inc., Huffy Corp., Cannondale Corp., Aldila Inc. and Ride Inc.

     The graph assumes that $100 was invested on September 27, 1996, the date of the commencement of public trading of the Common Stock, and that all dividends are reinvested. Historical stock price performance should not be considered indicative of future stock price performance.

      [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED
                                   MATERIAL.]


                               [GRAPHIC  OMITED]

          COMPARISON OF CUMULATIVE TOTAL RETURN AMONG ROCKSHOX, INC.,
  NASDAQ STOCK MARKET-US, NASDAQ NON-FINANCIAL INDEX AND SELECTED PEER GROUPS

                9/27/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01
                -------  -------  -------  -------  -------  -------
NASDAQ U.S.         100       99      150      202      377      151
Peer Group          100       86       85       41       34       36
ROCKSHOX, INC.      100      100       51        8        7        4

     The Stock Price Performance Graph will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Common Stock, to file reports of beneficial ownership of the Common Stock and changes in such ownership with the Securities and Exchange Commission, The Nasdaq Stock Market and the Company. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file these reports on a timely basis. Based solely on its review of the copies of these reports received or written representations from these reporting persons that no Forms 5 were required for such persons, the Company believes that, during the 2001 Fiscal Year, all of such filing requirements under Section 16(a) were timely met, with the exception of Stephen W. Simons, who did not file one Form 4 within the prescribed time period. The required form has since been filed.

STOCKHOLDER  PROPOSALS

     Any proposal of a stockholder intended to be presented at the Company's 2002 annual meeting of stockholders must be received by the Secretary of the Company by March 27, 2002 for inclusion in the notice of meeting and proxy statement relating to the Company's 2002 annual meeting of stockholders. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the Bylaws of the Company.

     Stockholder proposals submitted to the Company for consideration at the Company's 2002 annual meeting of stockholders outside the processes of Rule 14a-8 (i.e., the procedures for placing a stockholder's proposal in the Company's proxy materials) will be considered untimely if received by the Company after June 12, 2002. Accordingly, the proxy with respect to the Company's 2002 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposals received by the Company after June 12, 2002.

By  Order  of  the  Board  of  Directors

                           Chris  Birkett
                           Vice President, Chief Financial Officer and Secretary


Colorado  Springs,  Colorado
July  25,  2001

EXHIBIT - Audit Committee Charter adopted February 11, 2001.

                                 ROCKSHOX, INC.
                                 --------------

                             AUDIT COMMITTEE CHARTER

I.  PURPOSE.
    --------

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities with respect to management's conduct of the Company's financial reporting process. The Committee's primary duties and responsibilities are to:

1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

2. Monitor the independence and performance of the Company's independent auditors.

3. Provide an avenue of communication among the independent auditors, management, and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and has the power to retain outside counsel, auditors or other experts for this purpose.

The Board and the Committee are in place to represent the Company's stockholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis and shall submit the Charter to the Board for approval and have the document included as an appendix to the Company's proxy statement as required by applicable rules and regulations.

II.  MEMBERSHIP.
     -----------

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the National Association of Securities Dealers (the "NASD").

Accordingly,  all  of  the  members  of  the  Committee  will  be  directors:

1. Each of whom shall be a person other than an officer or employee of the Company or its subsidiaries;

2. Who have no relationship to the Company that, in the opinion of the Board, may interfere with the exercise of their independence from management and the Company; and

3. Who have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement.

At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that supports a conclusion that the individual has sufficient financial sophistication to satisfy the requirements of the NASD.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chair is elected by the Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

III.  RESPONSIBILITIES  AND  DUTIES.
      ------------------------------

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditor is responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditor, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. The responsibilities and duties of a member of the Committee are in addition to those duties set out for a member of the Board.

1. The Committee shall provide an open avenue of communication between the outside auditor, financial and senior management, and the Board.

2. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

3. The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditor the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

4. As a whole, or through the Committee chair, the Committee shall review with the outside auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

5. The Committee shall discuss with management and the outside auditor the quality and adequacy of the Company's internal controls. The Committee should be satisfied that management has a proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public, satisfy legal and regulatory requirements.

6. The Committee shall review all reports concerning any fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

7. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

8.   The  Committee  shall:

     a. request from the outside auditor annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     b. discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence;

     c. recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence; and

     d. approve the fees and other significant compensation to be paid to the outside auditor.

9. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the outside auditor.

10.  The  Committee  shall:

     a. report Committee actions to the Board with such recommendations as the Committee may deem appropriate; and

     b. prepare a letter for inclusion in the proxy statement for the Company's annual meeting of stockholders that describes the Committee's composition and responsibilities, and how they were discharged.

11. The Committee shall perform such other functions consistent with this Charter, the Company's bylaws and governing law as the Board deems necessary or appropriate.

                                    ANNEX G


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSSION
                             Washington, D.C. 20549

                                    Form 10-Q

(Mark  One)

[X]  QUARTERLY  REPORT  PURSUANT  TO  SECTION  13  OR 15(d) OF THE SECURITIES
       EXCHANGE  ACT  OF  1934

     For  the  quarterly  period  ended  June 30, 2001

                                       OR

[ ]  TRANSITION  REPORT  PURSUANT  TO  SECTION 13 OR 15(d) OF THE SECURITIES
       EXCHANGE  ACT  OF  1934

     For the transition period from ___________ to ___________

                        Commission File Number:  0-28822

                                 ROCKSHOX, INC.
             (Exact name of registrant as specified in its charter)

                      DELAWARE                         77-0396555
      (State or other jurisdiction of                (I.R.S. Employer
      incorporation  or  organization)              Identification No.)

            1610 Garden of the Gods Road, Colorado Springs, CO  80907
               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code (719) 278-7469


--------------------------------------------------------------------------------


     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                   YES  [X]      NO  [ ]

As of August 10, 2001 there were 13,761,147 shares of the registrant's common stock outstanding.

                                          INDEX


                                                                                       Page
                                                                                       ----
Part I:  Financial Information
    Item 1.  Financial Statements

           Condensed Consolidated Balance Sheets as of June 30, 2001 and
             March 31, 2001 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

           Condensed Consolidated Statements of Operations for the three
             months ended June 30, 2001 and 2000 . . . . . . . . . . . . . . . . . . .    4

           Condensed Consolidated Statements of Cash Flows for the three months ended
             June 30, 2001 and 2000. . . . . . . . . . . . . . . . . . . . . . . . . .    5

           Notes to Condensed Consolidated Financial Statements . . . . . . . . . . .     6

  Item 2.  Management's Discussion and Analysis of Financial Condition and
            Results of Operations . . . . . . . . . . . . . . . . . . . . . . . . . .     8

  Item 3.  Quantitative and Qualitative Disclosures About Market Risk . . . . . . . .     9


Part II:  Other Information

  Item 1.  Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11

  Item 2.  Changes in Securities and Use of Proceeds. . . . . . . . . . . . . . . . .    11

  Item 3.  Defaults Upon Senior Securities. . . . . . . . . . . . . . . . . . . . . .    11

  Item 4.  Submission of Matters to a Vote of Security Holders. . . . . . . . . . . .    11

  Item 5.  Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11

  Item 6.  Exhibits and Reports on Form 8-K . . . . . . . . . . . . . . . . . . . . .    11

Part  I:  Item  1.

                                 ROCKSHOX, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                June 30, 2001    March 31, 2001
                                               ---------------  ----------------
                                                 (Unaudited)       (Audited)

Current assets:
  Cash and cash equivalents . . . . . . . . .  $           --   $         1,148
  Accounts receivable, net of allowance
    of  $911 and $955, respectively . . . . .           6,744            12,444
  Inventories . . . . . . . . . . . . . . . .          10,304             5,810
  Prepaid expenses and other current assets .             517               801
                                               ---------------  ----------------
    Total current assets. . . . . . . . . . .          17,565            20,203
Property, plant and equipment, net                      9,465             9,309
Loan to related parties                                    15                15
Other assets, net                                         256               256
                                               ---------------  ----------------
  Total assets. . . . . . . . . . . . . . . .  $       27,301   $        29,783
                                               ===============  ================

Current liabilities:
  Accounts payable. . . . . . . . . . . . . .  $        8,268             5,658
  Other accrued liabilities . . . . . . . . .           3,913             5,514
  Line of credit. . . . . . . . . . . . . . .           1,922             1,183
                                               ---------------  ----------------
    Total current liabilities . . . . . . . .          14,103            12,355

Stockholders' equity
  Common stock. . . . . . . . . . . . . . . .             138               138
  Additional paid-in capital. . . . . . . . .          65,928            65,928
  Distributions in excess of net book value .         (45,422)          (45,422)
  Retained earnings (deficit) . . . . . . . .          (7,466)           (3,135)
  Accumulated other comprehensive (income)
      loss. . . . . . . . . . . . . . . . . .              20               (81)
                                               ---------------  ----------------
    Total stockholders' equity. . . . . . . .          13,198            17,428
                                               ---------------  ----------------
      Total liabilities and stockholders'
        equity. . . . . . . . . . . . . . . .  $       27,301   $        29,783
                                               ===============  ================

    The accompanying notes are an integral part of these condensed consolidated financial statements.

Part  I:  Item  1.

                                       ROCKSHOX, INC.

                       CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (In thousands, except per share data)
                                         (Unaudited)


                                                                  Three Months Ended
                                                             June 30, 2001    June 30, 2000
                                                            ---------------  ---------------
Net sales. . . . . . . . . . . . . . . . . . . . . . . . .  $        7,139   $       12,202
Cost of sales. . . . . . . . . . . . . . . . . . . . . . .           7,542           10,899
                                                            ---------------  ---------------
  Gross profit (loss). . . . . . . . . . . . . . . . . . .            (403)           1,303

Selling, general and administrative expenses . . . . . . .           2,495            2,827
Research, development and engineering expenses . . . . . .             426              813
Relocation expenses. . . . . . . . . . . . . . . . . . . .             850              950
                                                            ---------------  ---------------
Operating expenses . . . . . . . . . . . . . . . . . . . .           3,771            4,590
                                                            ---------------  ---------------
    Loss from operations . . . . . . . . . . . . . . . . .          (4,174)          (3,287)

Interest income. . . . . . . . . . . . . . . . . . . . . .             (34)              20
Exchange rate gain (loss). . . . . . . . . . . . . . . . .             (39)              --
                                                            ---------------  ---------------
    Loss before taxes. . . . . . . . . . . . . . . . . . .          (4,247)          (3,267)

Income tax expense . . . . . . . . . . . . . . . . . . . .              83               --
                                                            ---------------  ---------------
    Net loss . . . . . . . . . . . . . . . . . . . . . . .         ($4,330)         ($3,267)
                                                            ===============  ===============

    Net loss per share-basic and diluted . . . . . . . . .  $        (0.31)  $        (0.24)
                                                            ===============  ===============

Shares used in per share calculations - basic and diluted.          13,761           13,761
                                                            ===============  ===============

    The accompanying notes are an integral part of these condensed consolidated financial statements.

Part  I:  Item  1.

                                      ROCKSHOX, INC.
                      CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                      (In thousands)
                                        (Unaudited)


                                                                 Three Months Ended
                                                           June 30, 2001    June 30, 2000
                                                          ---------------  ---------------
Cash flows from operating activities:
  Net loss . . . . . . . . . . . . . . . . . . . . . . .  $       (4,330)  $       (3,267)
  Adjustments to reconcile net loss
    to net cash provided by (used in)
    operating activities:
      Depreciation and amortization. . . . . . . . . . .           1,030            1,252
      Loss on disposal of fixed assets . . . . . . . . .              --               12
      Provision for excess and obsolete inventories. . .              --               16
      Changes in operating assets and liabilities:
        Accounts receivable. . . . . . . . . . . . . . .           5,701            3,899
        Inventories. . . . . . . . . . . . . . . . . . .          (4,494)          (2,534)
        Prepaid expenses and other assets. . . . . . . .             273              (42)
        Income tax recoverable . . . . . . . . . . . . .              10               --
        Accounts payable and accrued liabilities . . . .           1,008             (114)
                                                          ---------------  ---------------
            Net cash (used in) provided by operating
              activities . . . . . . . . . . . . . . . .            (802)            (778)
                                                          ---------------  ---------------

Cash flows from investing activities:
  Purchases of property and equipment. . . . . . . . . .          (1,186)            (908)
                                                          ---------------  ---------------
              Net cash used in investing activities. . .          (1,186)            (908)
                                                          ---------------  ---------------

Cash flows from financing activities:
  Proceeds from short term borrowings. . . . . . . . . .             739               --
                                                          ---------------  ---------------
              Net cash provided by financing activities.             739               --
                                                          ---------------  ---------------

  Net increase (decrease) in cash and
    cash equivalents . . . . . . . . . . . . . . . . . .          (1,249)          (1,686)

Effect of exchange rate changes on cash. . . . . . . . .             101               --
Cash and cash equivalents, beginning of period . . . . .           1,148            2,832
                                                          ---------------  ---------------

Cash and cash equivalents, end of period . . . . . . . .  $           --   $        1,146
                                                          ===============  ===============

    The accompanying notes are an integral part of these condensed consolidated financial statements.

Part  I:  Item  1.

                                 ROCKSHOX, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

1.   BASIS  OF  PRESENTATION

     The accompanying unaudited condensed consolidated financial statements of ROCKSHOX, INC. have been prepared in accordance with generally accepted accounting principles for interim financial information and with instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three-month period ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending March 31, 2002. The unaudited condensed consolidated interim financial statements contained herein should be read in conjunction with the audited consolidated financial statements and footnotes for the year ended March 31, 2001 included in our Annual Report on Form 10-K. The balance sheet at March 31, 2001 was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States. Unless the context indicates otherwise, when we refer to "we," "us," the "Company" or "RockShox" in this Quarterly Report on Form 10-Q, we are referring to ROCKSHOX, INC.

     MANAGEMENT'S  PLANS

     The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred a net loss of approximately $6.1 million for the year ended March 31, 2001, and $4.3 million for the quarter ended June 30, 2001. Continuation of the Company as a going concern is dependent upon its ability to generate sufficient cash flow to fund working capital and to ultimately sustain profitability. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The issue of the Company's ability to continue as a going concern was raised by our auditors in their audit report included in our Annual Report on Form 10-K.

     The Company is positioning itself to be able to generate sufficient cash flow to fund working capital by the end of fiscal year 2002 primarily through continuing cost reduction plans and borrowings under its secured credit agreement. Should the Company require additional funding, management believes it could obtain this funding from one or more of the following: a) additional asset based lending facility; b) subordinated debt facility; and/or c) sale of assets.

     Management believes these resources will be adequate to fund its operating and capital requirements through the end of fiscal 2002. There can be no assurance financing will be available in amounts or on terms acceptable to the Company, if at all. Should the Company be unsuccessful in its efforts to raise capital, management may be required to modify or curtail its plans.

2.     INVENTORIES

     The  components  of  inventory  are  as  follows  (in  thousands):

                              June 30, 2001   March 31, 2001
                              --------------  ---------------
Raw materials . . . . . . .   $        8,442  $         4,678
Finished goods . . . . . . .           1,862            1,132
                              --------------  ---------------
                              $       10,304  $         5,810
                              ==============  ===============

3.   DEFERRED  INCOME  TAXES

     Management evaluates on a quarterly basis the recoverability of the deferred tax assets. At such time as it is determined that it is more likely than not that the deferred tax assets are not realizable, a valuation allowance will be provided. The Company has ceased to recognize the current tax benefit of its operating losses because realization is not assured as required by SFAS No. 109.

4.   LINE  OF  CREDIT

     On June 29, 2000, the Company entered into a revised credit agreement providing for borrowings up to $5.0 million. Any outstanding amounts are collateralized primarily by the Company's accounts receivables, inventory, equipment and intangibles, and bearing interest at a base interest rate plus 1.375% annually (9.375% at March 31, 2001). The terms of the credit line also restricts the payment of cash dividends.

     Effective June 28, 2001, the Company entered into an amended, expanded credit facility in the amount of $10 million with the existing lender (the New Facility) under terms substantially similar to the previous facility. Any outstanding amounts bear interest at a base interest rate plus .725% annually. The interest rate as of June 30, 2001 was 6.75%. The New Facility terminates on December 10, 2003. Additionally, the Company has a $1.0 million letter of credit outstanding as collateral for the Colorado Springs facility lease. This letter of credit reduces the Company's borrowing availability by the full amount outstanding.

     Our New Facility set new financial covenants, and we are continuing to negotiate with Wells Fargo to lower certain financial covenants, subject to their approval. If the revised financial covenants are enacted, we expect to be in compliance with the new covenants throughout the current year. However, there is no assurance that our expected results will be achieved.

Part  I:  Item  2


                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF

                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS


Results  of  Operations:

THREE  MONTHS  ENDED  JUNE  30, 2001 COMPARED TO THE THREE MONTHS ENDED JUNE 20,
2000

     As we speculated earlier in the year, the global bicycle industry posted perhaps the most challenging quarter in more than a decade. In Europe, the adverse weather conditions, strong dollar and economic uncertainty depressed sales at retail, creating an excess of 2001 inventory in the channel and a subsequent delay in the Original Equipment Manufacturers (OEM) production of 2002 products. In the US, the economic uncertainty and financial challenges facing some of our OEM customers, as well as adverse weather this Spring, created a combination of excess 2001 inventory in the channel, depletion of inventory in certain brands, and financial liquidity challenges throughout the channel. We continue to see improvements in operating expenses as the result of our restructuring, which has focused on across-the-board cost reductions in every element of our business. These savings were offset by low manufacturing volumes in the first quarter, which decreased our margins due to a heavier per unit absorption of our fixed overhead costs.

     Net sales. Net sales for the quarter ended June 30, 2001 decreased by 41.5% to $7.1 million from $12.2 million for the corresponding period of the prior year. For the quarter ended June 30, 2001, OEM sales decreased by 37.0% to $5.5 million compared to $8.8 million in the corresponding period of the prior year. Sales to the retail accessory market in the quarter ended June 30, 2001 dropped by 54.4% to $1.5 million compared to $3.2 million in the corresponding period of the prior year. In the first quarter of fiscal year 2002, we relocated the manufacturing portion of our operations to Colorado Springs, and made the decision to discontinue 2001 model year production in conjunction with our move. As a result, we had less 2001 inventory to pass on to the aftermarket channel than is typical of our first fiscal quarter.

     Gross profit. Gross profit for the quarter ended June 30, 2001 was a loss of $403,000 or -5.6% of net sales, compared to a profit of $1.3 million, or 10.7% of net sales, for the corresponding period of the prior year. The decrease in gross profit principally resulted from a decrease in revenues, which resulted in fixed overhead costs being absorbed by a lower sales volume.

     Selling, general and administrative expense. Selling, general and administrative ("SG&A") expense for the quarter ended June 30, 2001 was $2.5 million, or 34.9% of net sales, compared to $2.8 million, or 23.2% of net sales, in the corresponding period of the prior year. Our SG&A expenses reflect a savings of $300,000 from the prior year, both in reduced headcount and decreased discretionary expenditures.

     Research, development and engineering expense. Research, development and engineering ("R&D") expense for the quarter ended June 30, 2001 was $426,000 or 6.0% of net sales, compared to $813,000, or 6.7% of net sales in the corresponding quarter of the prior year. Our R&D cost reductions are primarily a reflection of lower headcount from our restructuring and relocation, and decreased prototype expenses.

     Relocation expenses. One-time relocation expenses incurred for moving the Company's manufacturing components to Colorado Springs, Colorado were $850,000 in the June 30, 2001 quarter, and $950,000 for the quarter ended June 30, 2000. Our relocation is now essentially complete, with the exception of estimated additional costs of $200,000 that will be finalized in the second quarter of fiscal 2002.

     Interest income. For the quarter ended June 30, 2001, we recognized interest expense of $34,000 compared to income of $20,000 in the corresponding period of the prior year. The decrease was principally due to lower cash balances and higher average line of credit balances.

     Income tax expense. Our sole income tax liability is a tax rate of 25% of the profits of the Taiwanese branch operations, after a proportionate allocation of head office. RockShox Taiwan began operations in early 2001, hence Taiwan profits and related taxes at June 30, 2000 were negligible.

Liquidity  and  Capital  Resources:

     For the three months ended June 30, 2001, net cash used in operating activities was $802,000, which consisted of a net loss of $4.3 million, offset by non-cash charges for depreciation and amortization of $1.0 million and a net increase of $2.5 million related to the change in operating assets and liabilities. Net cash used in investing activities was $1.2 million for the three months ended June 30, 2001, which consisted principally of acquisitions of property and equipment. Net cash provided by financing activities was $739,000 for the three months ended June 30, 2001.

     At June 30, 2001, we had no cash balances due to outstanding checks, and outstanding debt of $1.9 million. We recently entered into an amended, expanded credit facility in the amount of $10 million with our existing lender, Wells Fargo Business Credit and their affiliate, Wells Fargo Bank (the New Facility). The New Facility and the previous credit agreement are asset-based facilities, that is, the borrowings on the related facility are limited to a percentage of our accounts receivable balances, and the borrowings are also secured by those same receivables, in addition to our inventory, equipment and intangibles. Our borrowing availability is reduced by a $1million letter of credit pledged as security through the term of our Colorado Springs facilities lease.

     Our New Facility set new financial covenants, and we are continuing to negotiate with Wells Fargo to lower certain financial covenants, subject to their approval. If the revised financial covenants are enacted, we expect to be in compliance with the new covenants throughout the current year. However, there is no assurance that our expected results will be achieved.

     Management estimates that based upon our current forecasts, including anticipated funds received from the New Facility, we will require no additional funding through the end of fiscal year 2002 for the execution of our current business plan, including the financing of our anticipated capital expenditures and short-term operating losses. Should we require additional funding, we believe we have the ability to obtain this funding through an additional asset based lending facility, a subordinated debt facility, or and/or sale of assets.

Forward-Looking  Statements

     Certain statements made in this document constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other facts that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors are discussed in detail in our Annual Report on Form 10-K. Given these uncertainties, prospective and current investors are cautioned not to place undue reliance on such forward-looking statements. We disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained in the Annual Report on Form 10-K or this document.

Item  3.  Quantitative  and  Qualitative  Disclosures  About  Market  Risks

     We considered the provision of Financial Reporting Release No. 48, "Disclosure of Accounting Policies for Derivative Financial Instruments and Derivative Commodity Instruments, and Disclosure of Quantitative and Qualitative Information about Market Risk Inherent in Derivative Financial Instruments, Other Financial Instruments and Derivative Commodity Instruments". We had no holdings of derivative financial or commodity instruments at June 30, 2001. We are exposed to financial market risks, including changes in interest rates and foreign currency exchange rates. An increase in interest rates would not significantly affect our net loss. The majority of our revenue and capital spending is transacted in U.S. dollars, the exception being domestic Taiwan sales from our Taiwanese subsidiary.

Part  II:  Other  Information

  Item  1.  Legal  Proceedings

     We are involved in certain legal matters in the ordinary course of business. No provision for any liability that may result upon the resolution of these matters has been made in the accompanying financial statements nor is the amount or range of possible loss, if any, reasonably estimable. We are also involved in litigation with Halson and Answer Products, as referenced in our Annual Report on Form 10-K for the fiscal year ended March 31, 2001.

  Item  2.   Changes  in  Securities  and  Use  of  Proceeds

     Under our revised credit agreement, we will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

  Item  3.  Defaults  Upon  Senior  Securities

            None.

  Item  4.  Submission  of  Matters  to  a  Vote  of  Security  Holders

            None.

  Item  5.  Other  Information

            None.

  Item  6.  Exhibits  on  and  Reports  on  Form  8-K

    (a)   Exhibits

            None.

    (b)   Reports  on  Form  8-K:

            None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ROCKSHOX, INC.



     Dated: August 14, 2001          /s/ Chris Birkett
                                     -----------------
                                     Chris Birkett
                                     Chief Financial  Officer and
                                     Duly Authorized Officer

                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSSION
                             Washington, D.C. 20549

                                    Form 10-Q

(Mark One)

[X]  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
       ACT  OF  1934


     For the quarterly period ended September 30, 2001

                                       OR

[ ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
       EXCHANGE ACT OF 1934


     For the transition period from ___________ to ___________

                        Commission File Number:  0-28822

                                 ROCKSHOX, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                    77-0396555
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                    Identification No.)

            1610 Garden of the Gods Road, Colorado Springs, CO  80907
               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code (719) 278-7469

--------------------------------------------------------------------------------

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                           YES  [ X ]      NO  [   ]

As of November 9, 2001 there were 13,761,147 shares of the registrant's common stock outstanding.

                                      INDEX

                                                                            Page
                                                                            ----
Part I: Financial Information

  Item 1. Financial Statements

          Condensed Consolidated Balance Sheets as of September 30, 2001
            (unaudited) and March 31, 2001 . . . . . . . . . . . . . . . . .   3

          Condensed Consolidated Statements of Operations for the three- and
            six- month periods ended September 30, 2001 and 2000 (unaudited)   4

          Condensed Consolidated Statements of Cash Flows for the six months
            ended September 30, 2001 and 2000 (unaudited). . . . . . . . . .   5

          Notes to Condensed Consolidated Financial Statements . . . . . . .   6

  Item 2. Management's Discussion and Analysis of Financial Condition
            and Results of  Operations. . . . . .  . . . . . . . . . . . . .   8


  Item 3. Quantitative and Qualitative Disclosures About Market Risk . . . .   9


Part II:  Other  Information

  Item 1. Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . .  10

  Item 2. Changes in Securities and Use of Proceeds. . . . . . . . . . . . .  10

  Item 3. Defaults Upon Senior Securities. . . . . . . . . . . . . . . . . .  10

  Item 4. Submission of Matters to a Vote of Security Holders. . . . . . . .  10

  Item 5. Other Information. . . . . . . . . . . . . . . . . . . . . . . . .  10

  Item 6. Exhibits and Reports on Form 8-K . . . . . . . . . . . . . . . . .  11

Part  I:  Item  1.

                                     ROCKSHOX, INC.

                         CONDENSED CONSOLIDATED BALANCE SHEETS
                                     (In thousands)


                                               September 30, 2001     March 31, 2001
                                              --------------------  -------------------
                                                  (Unaudited)            (Audited)
Current assets:
  Cash and cash equivalents. . . . . . . . .  $               157   $            1,148
  Accounts receivable, net of allowance
    of  $835 and $1,132, respectively. . . .               12,396               12,444
  Inventories (Note 2) . . . . . . . . . . .               11,256                5,810
  Prepaid expenses and other current assets.                  338                  801
                                              --------------------  -------------------
      Total current assets . . . . . . . . .               24,147               20,203

Property, plant and equipment, net . . . . .                8,927                9,309
Loan to related parties. . . . . . . . . . .                   15                   15
Other assets, net. . . . . . . . . . . . . .                  211                  256
                                              --------------------  -------------------
  Total assets . . . . . . . . . . . . . . .  $            33,300   $           29,783
                                              ====================  ===================

Current liabilities:
  Accounts payable . . . . . . . . . . . . .  $             8,844   $            5,658
  Other accrued liabilities. . . . . . . . .                3,643                5,514
  Line of credit . . . . . . . . . . . . . .                7,519                1,183
                                              --------------------  -------------------
      Total current liabilities. . . . . . .               20,006               12,355

Long term accrued liabilities. . . . . . . .                  325                   --
                                              --------------------  -------------------
      Total  Liabilities . . . . . . . . . .               20,331               12,355
                                              --------------------  -------------------

Stockholders' equity
  Common stock . . . . . . . . . . . . . . .                  138                  138
  Additional paid-in capital . . . . . . . .               65,928               65,928
  Distributions in excess of net book value.              (45,422)             (45,422)
  Retained deficit . . . . . . . . . . . . .               (7,590)              (3,135)
  Accumulated other comprehensive loss . . .                  (85)                 (81)
                                              --------------------  -------------------
    Total stockholders' equity . . . . . . .               12,969               17,428
                                              --------------------  -------------------
      Total liabilities and stockholders'
        equity . . . . . . . . . . . . . . .  $            33,300   $           29,783
                                              ====================  ===================

    The accompanying notes are an integral part of these condensed consolidated financial statements.

Part  I:  Item  1.

                                              ROCKSHOX, INC.

                             CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (In thousands, except per share amounts)
                                               (Unaudited)


                                          Three Months Ended                    Six Months Ended
                                    ---------------------------------  ----------------------------------
                                     Sept. 30, 2001   Sept. 30, 2000    Sept. 30, 2001    Sept. 30, 2000
                                    ----------------  ---------------  ----------------  ----------------
Net sales. . . . . . . . . . . . .  $        17,619   $        23,429  $        24,759   $        35,631
Cost of sales. . . . . . . . . . .           13,573            18,283           21,115            29,138
                                    ----------------  ---------------  ----------------  ----------------
  Gross profit . . . . . . . . . .            4,046             5,146            3,644             6,493

Selling, general and
 administrative expense. . . . . .            3,449             3,221            5,946             6,170
Research, development and
 engineering expense . . . . . . .              453               438              878             1,172
Relocation expenses. . . . . . . .              175               764            1,025             1,714
                                    ----------------  ---------------  ----------------  ----------------
  Operating expenses . . . . . . .            4,077             4,423            7,849             9,056
                                    ----------------  ---------------  ----------------  ----------------
    Income (loss) from
      operations . . . . . . . . .              (31)              723           (4,205)           (2,563)

Interest expense . . . . . . . . .               93                51              126                32
Currency exchange expense. . . . .               --                --               40                --
                                    ----------------  ---------------  ----------------  ----------------
  Income (loss) before taxes . . .             (124)              672           (4,371)           (2,595)

Income tax expense . . . . . . . .               --               495               83               495
                                    ----------------  ---------------  ----------------  ----------------

    Net income (loss). . . . . . .  $          (124)  $           177  $        (4,454)  $        (3,090)
                                    ================  ===============  ================  ================

Net income (loss) per share-
 basic . . . . . . . . . . . . . .  $         (0.01)  $          0.01  $         (0.32)  $         (0.22)
                                    ================  ===============  ================  ================

Shares used in per share
 calculations-basic and diluted. .           13,761            13,761           13,761            13,761
                                    ================  ===============  ================  ================

    The accompanying notes are an integral part of these condensed consolidated financial statements.

Part  I:  Item  1.

                                           ROCKSHOX, INC.
                           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           (In thousands)
                                            (Unaudited)


                                                                       Six Months Ended
                                                           September 30, 2001    September 30, 2000
                                                          --------------------  --------------------
Cash flows from operating activities:
  Net loss . . . . . . . . . . . . . . . . . . . . . . .  $            (4,454)  $            (3,090)
  Adjustments to reconcile net loss
    to net cash used in operating activities:
      Depreciation and amortization. . . . . . . . . . .                1,987                 2,443
      Loss on disposal of fixed assets . . . . . . . . .                   --                    12
        Changes in operating assets and liabilities:
      Accounts receivable. . . . . . . . . . . . . . . .                   48                (5,365)
      Inventories. . . . . . . . . . . . . . . . . . . .               (5,446)               (4,826)
      Prepaid expenses and other assets. . . . . . . . .                  497                  (386)
      Deferred tax receivable. . . . . . . . . . . . . .                   10                 1,400
      Short-term liability from anticipated patent
        settlement . . . . . . . . . . . . . . . . . . .                   75                    --
      Accounts payable and accrued liabilities . . . . .                1,239                 5,403
                                                          --------------------  --------------------
        Net cash used in operating activities. . . . . .               (6,044)               (4,409)
                                                          --------------------  --------------------

Cash flows from investing activities:
  Purchases of property and equipment. . . . . . . . . .               (1,605)               (1,600)
                                                          --------------------  --------------------
  Net cash used in investing activities. . . . . . . . .               (1,605)               (1,600)
                                                          --------------------  --------------------

Cash flows from financing activities:
  Proceeds from short term borrowings. . . . . . . . . .                6,336                 3,745
  Increase in long-term liabilities. . . . . . . . . . .                  325                    --
                                                          --------------------  --------------------
        Net cash from financing activities . . . . . . .                6,661                 3,745
                                                          --------------------  --------------------
  Net decrease in cash and cash equivalents. . . . . . .                 (988)               (2,264)

Effect of exchange rate on cash. . . . . . . . . . . . .                   (3)                   --
Cash and cash equivalents, beginning of period . . . . .                1,148                 2,832
                                                          --------------------  --------------------

Cash and cash equivalents, end of period . . . . . . . .  $               157   $               568
                                                          ====================  ====================

    The accompanying notes are an integral part of these condensed consolidated financial statements.

Part  I:  Item  1.

                                 ROCKSHOX, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

1.   BASIS  OF  PRESENTATION

     The accompanying unaudited condensed consolidated financial statements of ROCKSHOX, INC. have been prepared in accordance with generally accepted accounting principles for interim financial information and with instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the six-month period ended September 30, 2001 are not necessarily indicative of the results that may be expected for the year ending March 31, 2002. The unaudited condensed consolidated interim financial statements contained herein should be read in conjunction with the audited consolidated financial statements and footnotes for the year ended March 31, 2001 included in our Annual Report on Form 10-K. The balance sheet at March 31, 2001 was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States. Unless the context indicates otherwise, when we refer to "we," "us," the "Company" or "RockShox" in this Quarterly Report on Form 10-Q, we are referring to ROCKSHOX, INC.

     MANAGEMENT'S  PLANS

     The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred a net loss of approximately $6.1 million for the year ended March 31, 2001, and $4.5 million for the two quarters ended September 30, 2001. Continuation of the Company as a going concern is dependent upon its ability to generate sufficient cash flow to fund working capital and to ultimately sustain profitability. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The issue of the Company's ability to continue as a going concern was raised by our auditors in their audit report included in our Annual Report on Form 10-K.

     The Company is positioning itself to be able to generate sufficient cash flow to fund working capital by the end of fiscal year 2002 primarily through continuing cost reduction plans and borrowings under its secured credit agreement. Should the Company require additional funding, management believes it could obtain this funding from one or more of the following: a) additional asset based lending facility; b) subordinated debt facility; and/or c) sale of assets.

     Management believes these resources will be adequate to fund its operating and capital requirements through the end of fiscal 2002. There can be no assurance financing will be available in amounts or on terms acceptable to the Company, if at all. Should the Company be unsuccessful in its efforts to raise capital, management may be required to modify or curtail its plans.


2.   INVENTORIES

       The components of inventory are as follows (in thousands):

                                  September 30, 2001   March 31, 2001
                                  -------------------  ---------------

            Raw materials. . . .  $             8,591  $         4,678
            Finished goods . . .                2,665            1,132
                                  -------------------  ---------------
                                  $            11,256  $         5,810
                                  ===================  ===============

3.   LINE  OF  CREDIT

     On June 29, 2000, the Company entered into a credit agreement providing for borrowings up to $5.0 million, which bore interest at a base interest rate plus 1.375% annually (9.375% at March 31, 2001). Effective June 28, 2001, the Company entered into an amended, expanded credit facility in the amount of $10 million with their existing lender, Wells Fargo (the New Facility), under terms substantially similar to the previous facility. Any outstanding amounts bear interest at a base interest rate plus .725% annually (6.00% as of September 30, 2001). The New Facility terminates on December 10, 2003. Additionally, the Company has a $1.0 million letter of credit outstanding as collateral for the Colorado Springs facility lease. This letter of credit reduces the Company's borrowing availability by the full amount outstanding.

     Our New Facility set new financial covenants, and we are continuing to negotiate with Wells Fargo to lower certain financial covenants, subject to their approval. If the revised financial covenants are enacted, we expect to be in compliance with the new covenants throughout the current year. We are in the process of obtaining a waiver from Wells Fargo for being out of compliance on one of our existing debt covenants as of September 30, 2001. However, there is no assurance that our expected results will be achieved, or that a waiver will be obtained.

Part  I:  Item  2

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF

                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS


Results of Operations:

     Net sales. Net sales for the quarter ended September 30, 2001 was $17.6 million, a decrease of 24.8% from $23.4 million for the corresponding period of the prior year. For the six months ended September 30, 2001, net sales decreased by 30.5% to $24.8 million, from $35.6 million for the corresponding period of the prior year. For the quarter ended September 30, 2001, OEM sales decreased by 34.7% to $12.4 million compared to $19.0 million in the corresponding period of the prior year, and decreased by 35.5% to $18.0 million from $27.9 million for the related six months of operations. Sales to the retail accessory market in the quarter ended September 30, 2001 were $5.2 million compared to $4.4 million in the corresponding period of the prior year, an increase of 18.2%. For the six months ended September 30, 2001, sales to the retail accessory market decreased by $905,000, or 11.8%, to $6.8 million compared to $7.7 million in the corresponding period of the prior year. The OEM sales decrease resulted from a soft demand worldwide for mountain bike components, caused primarily by continued poor weather conditions throughout Europe and financial challenges faced by certain US customers. Sales for the retail accessory market are down for the six months ended September 30, 2001 because in the first quarter we relocated the manufacturing portion of our operations to Colorado Springs, and made the decision to discontinue 2001 model year production in conjunction with our move. As a result, we had less 2001 inventory to pass on to the aftermarket channel than is typical of our first fiscal quarter.

     Gross margin. Gross margin (gross profit as a percentage of net sales) for the quarter ended September 30, 2001 increased to 23.0% compared to 22.0% for the corresponding period of the prior year. For the first six months of this year, gross margin decreased to 14.7% of sales compared to 18.2% for the corresponding period of the prior year. Included within the gross margin for the periods ended September 30, 2000 was a $2 million warranty charge associated with the recent product recall of certain model 2001 forks primarily produced in Taiwan (see Part II, Item 5 following). Partially offsetting this charge during that period was the reversal of certain warranty reserves related to products whose warranty period had lapsed, totaling $500,000. Overall, the gross margin for 2002 is lower due to fixed overhead costs being spread over fewer units produced. Furthermore, operating inefficiencies were experienced during the first quarter of fiscal 2002, as we relocated our assembly facility.

     Selling, general and administrative expense. Selling, general and administrative ("SG&A") expense for the quarter ended September 30, 2001 was $3.4 million, or approximately 19.6% of net sales, compared to $3.2 million, or approximately 13.7% of net sales, in the corresponding period of the prior year. For the six-month period ended September 30, 2001, SG&A expenses were $5.9 million, down 4.8%, versus $6.2 million in the prior year. Reductions in compensation, travel, advertising and promotional expenses for the current quarter were offset by $821,000 in expenses related to certain patent disputes.

     Research, development and engineering expense. Research, development and engineering ("R&D") expense for the quarter ended September 30, 2001 was $453,000 or approximately 2.6% of net sales, compared to $438,000, or approximately 1.9% of net sales in the corresponding quarter of the prior year. For the six months ended September 30, 2001, R&D expenses were reduced by 25% to $878,000, or 3.5% of net sales, versus $1.2 million, or 3.3% of net sales for the same period in the prior year. These cost reductions were largely the result of reduced headcount and prototype expenditure achieved through the consolidation of the Research and Development and Engineering departments in Colorado.

     Relocation expenses. One-time relocation expenses incurred for moving the Company's operations to Colorado Springs, Colorado were $175,000 in the September 30, 2001 quarter, for a total of $1.0 million for the fiscal year to date. This compares to $764,000 in corporate relocation expenses for the quarter ended September 30, 2000, and $1.7 million for the year-to-date at that time. These annual figures incorporate all known costs to date of Phases I (non-manufacturing) and II (manufacturing) of our relocation. The company continues to move forward with the third and final phase of the relocation, which is to outsource the machine shop operations. The timetable and related cost estimates connected with this final phase have not yet been finalized.

     Interest expense. For the quarter ended September 30, 2001 we recognized interest expense of $93,000 compared to $51,000 in the corresponding period of the prior year. For the six months ended September 30, 2001, we recognized interest expense of $126,000 compared to $32,000 in the corresponding period of the prior year. Increased line of credit balances in 2001, primarily due to funding costs for the recall and the relocation, account for this differential.

     Income tax expense. The income tax expense recorded for the current period relates to our estimated taxes payable for the domestic Taiwan operations, the effective rate being 25%. For the quarter ended September 30, 2001, we did not recognize any additional tax benefit of our consolidated operating losses because realization is not assured as required by SFAS No. 109.

Liquidity and Capital Resources:

     For the six months ended September 30, 2001, net cash used in operating activities was $6.0 million which consisted of a net loss of $4.5 million, offset by non-cash charges for depreciation and amortization of $2.0 million, and a net decrease of $3.5 million related to the change in operating assets and liabilities. Net cash used in investing activities was $1.6 million for the six months ended September 30, 2001, which consisted of acquisitions of property and equipment. Short-term borrowings provided $6.3 million in cash flow for the year to date ended September 30, 2001, and financing of a long-term liability provided another $325,000.

     At September 30, 2001, we had cash and cash equivalents of $157,000 and working capital of $4.1 million. We believe that our current working capital and available financing sources will be sufficient to provide operating liquidity for at least the next twelve months.

Forward-Looking  Statements

     Certain statements made in this document constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other facts that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors are discussed in detail in our Annual Report on Form 10-K. Given these uncertainties, prospective and current investors are cautioned not to place undue reliance on such forward-looking statements. We disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained in the Annual Report, Form 10-K or this document.


Item 3. Quantitative and Qualitative Disclosures About Market Risks

     We considered the provision of Financial Reporting Release No. 48, "Disclosure of Accounting Policies for Derivative Financial Instruments and Derivative Commodity Instruments, and Disclosure of Quantitative and Qualitative Information about Market Risk Inherent in Derivative Financial Instruments, Other Financial Instruments and Derivative Commodity Instruments". We had no holdings of derivative financial or commodity instruments at September 30, 2001. We are exposed to financial market risks, including changes in interest rates and foreign currency exchange rates. An increase in interest rates would not significantly affect our net loss. The majority of our revenue and capital spending is transacted in U.S. dollars, with the exception of the sale of domestic Taiwan product, which is transacted in New Taiwan Dollars.

Part II:  Other  Information

     Item 1.  Legal  Proceedings

     We are involved in certain legal matters in the ordinary course of business. Accordingly, in the second quarter of fiscal 2002, we accrued an amount associated with the settlement of the Halson Designs, Inc. patent lawsuit. We have not accrued any potential liability associated with our pending lawsuit with Answer Products, Inc., as described in our most recent 10-K filing. No other provision for any liability that may result upon the resolution of other legal matters has been made in the accompanying financial statements nor is the amount or range of possible loss, if any, reasonably estimable.

     Item 2.  Changes  in  Securities  and  Use  of  Proceeds

     Under our revised credit agreement, we will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

     Item 3.  Defaults  Upon  Senior  Securities

     We are currently in default under our net worth covenant of our line of credit facility as of September 30, 2001. Discussions are ongoing with Wells Fargo to receive a waiver for this default, however there is no assurane that a waiver will be obtained.

     Item 4.  Submission  of  Matters  to  a  Vote  of  Security  Holders


     On August 21, 2001, the Company held its annual meeting of the stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders elected the Company's Board of Directors as proposed and there was no solicitation in opposition of any of the existing Board members.

     With respect to the election of directors, the following directors received the following number of votes and were therefore elected to the Board of Directors. No broker non-votes were received on this proposal.

                                For           Against
                             ----------       -------
     Stephen W. Simons       10,665,423        12,950
     Bryan L. Kelln          10,665,423        12,950
     John W. Jordan II       10,665,423        12,950
     Adam E. Max             10,665,423        12,950
     Michael R. Gaulke       10,665,423        12,950
     Edward T. Post          10,665,423        12,950


     Also at the Annual Meeting, the Company's stockholders ratified the selection of Ernst & Young (the "Ratification of Accountants") as the Company's independent accountants for the fiscal year ending March 31, 2002. With respect to the Ratification of Accountants, a total of 10,673,958 votes were cast in favor, 2,315 were cast against, and 2,100 votes abstained. No broker non-votes were received.


     Item 5.  Other  Information

     On October 5, 2000, we issued a stop sell notice for 2001 Judy TT, Judy TT Special, Jett and Metro front suspension forks. Working with the Consumer Product Safety Commission, we subsequently implemented a recall for these forks. We quickly remedied the situation and resumed production with newly designed components. The cost of this recall was estimated to total $2.0 million and had been included in the results of operations for the second quarter of fiscal

2001. The actual cost to date of this recall has been $1.9 million. New testing procedures have already been implemented in our internal processes.

     Item 6.  Exhibits  on  and  Reports  on  Form  8-K

       (a)  Exhibits

            None.

       (b)  Reports  on  Form  8-K:

            None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ROCKSHOX, INC.



     Dated: November 13, 2001         /s/  Chris  Birkett
                                      -------------------
                                      Chris Birkett
                                      Chief Financial Officer and
                                      Duly Authorized Officer

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSSION
                             Washington, D.C. 20549

                                ________________

                                  FORM 10-Q/A

(Mark One)

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the quarterly period ended December 31, 2001

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the transition period from ___________ to ___________

                        Commission File Number:  0-28822

                                 ROCKSHOX, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                          77-0396555
(State or other jurisdiction of                            (I.R.S. Employer
incorporation  or  organization)                         Identification  No.)

            1610 Garden of the Gods Road, Colorado Springs, CO  80907
               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code (719) 278-7469

--------------------------------------------------------------------------------

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                             YES [X]      NO  [ ]

     As of February 8, 2002, there were 13,761,147 shares of the registrant's common stock outstanding.

                                      INDEX

                                                                                    Page
                                                                                    ----

Part I:  Financial Information

     Item 1.  Financial Statements

        Condensed Consolidated Balance Sheets as of December 31, 2001 (unaudited)
            and March 31, 2001 . . . . . . . . . . . . . . . . . . . . . . . . . .     3

        Condensed Consolidated Statements of Operations for the three- and nine-
            month periods ended December 31, 2001 and 2000 (unaudited) . . . . . .     4

        Condensed Consolidated Statements of Cash Flows for the nine months ended
            December 31, 2001 and 2000 (unaudited) . . . . . . . . . . . . . . . .     5

        Notes to Condensed Consolidated Financial Statements . . . . . . . . . . .     6

    Item 2.  Management's Discussion and Analysis of Financial Condition and
            Results of Operations. . . . . . . . . . . . . . . . . . . . . . . . .     8

    Item 3. Quantitative and Qualitative Disclosures About Market Risk . . . . . .    10


Part II:  Other Information

    Item 1. Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . .    11

    Item 2. Changes in Securities and Use of Proceeds. . . . . . . . . . . . . . .    11

    Item 3. Defaults Upon Senior Securities. . . . . . . . . . . . . . . . . . . .    11

    Item 4. Submission of Matters to a Vote of Security Holders. . . . . . . . . .    11

    Item 5. Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . .    11

    Item 6. Exhibits and Reports on Form 8-K . . . . . . . . . . . . . . . . . . .    11

Part  I:  Item  1.

                                   ROCKSHOX, INC.

                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (In thousands)


                                               December 31, 2001    March 31, 2001
                                              -------------------  ----------------
                                                  (Unaudited)         (Audited)

Current assets:
  Cash and cash equivalents                   $              ---   $         1,148
  Accounts receivable, net of allowance
    of  $877 and $955, respectively. . . . .              11,182            12,444
  Inventories (Note 2) . . . . . . . . . . .               8,511             5,810
  Prepaid expenses and other current assets.                 460               801
                                              -------------------  ----------------
      Total current assets . . . . . . . . .              20,153            20,203

Property, plant and equipment, net                         7,150             9,309
Loan to related parties                                       15                15
Other assets, net                                            184               256
                                              -------------------  ----------------
  Total assets . . . . . . . . . . . . . . .  $           27,502   $        29,783
                                              ===================  ================

Current liabilities:
  Accounts payable . . . . . . . . . . . . .  $            7,742   $         5,658
  Other accrued liabilities. . . . . . . . .               3,690             5,514
  Line of credit (Note 3). . . . . . . . . .               5,473             1,183
                                              -------------------  ----------------
      Total current liabilities. . . . . . .              16,905            12,355

Long term accrued liabilities. . . . . . . .                 275                --
                                              -------------------  ----------------
      Total  Liabilities.. . . . . . . . . .              17,180            12,355
                                              -------------------  ----------------

Stockholders' equity
  Common stock . . . . . . . . . . . . . . .                 138               138
  Additional paid-in capital . . . . . . . .              65,928            65,928
  Distributions in excess of net book value.             (45,422)          (45,422)
  Retained deficit . . . . . . . . . . . . .             (10,278)           (3,135)
  Accumulated other comprehensive loss . . .                 (44)              (81)
                                              -------------------  ----------------
    Total stockholders' equity . . . . . . .              10,322            17,428
                                              -------------------  ----------------
      Total liabilities and stockholders'
        equity . . . . . . . . . . . . . . .  $           27,502   $        29,783
                                              ===================  ================

    The accompanying notes are an integral part of these condensed consolidated financial statements.

Part  I:  Item  1.

                                            ROCKSHOX, INC.

                            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                               (In thousands, except per share amounts)
                                              (Unaudited)

                                         Three  Months  Ended                Nine  Months  Ended
                                    --------------------------------  --------------------------------
                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000
                                    ---------------  ---------------  ---------------  ---------------

Net sales. . . . . . . . . . . . .  $       17,508   $       20,332   $       42,267   $       55,963
Cost of sales. . . . . . . . . . .          14,970           15,346           36,085           44,484
                                    ---------------  ---------------  ---------------  ---------------
  Gross profit . . . . . . . . . .           2,538            4,986            6,182           11,479

Selling, general and
 administrative expense. . . . . .           3,463            3,355            9,410            9,525
Research, development and
 engineering expense . . . . . . .             608              476            1,486            1,648
Relocation expenses (Note 4) . . .           1,052              671            2,077            2,386
                                    ---------------  ---------------  ---------------  ---------------
    Operating expenses . . . . . .           5,123            4,502           12,973           13,559
                                    ---------------  ---------------  ---------------  ---------------
      Income / (loss) from
      operations . . . . . . . . .          (2,585)             484           (6,791)          (2,080)

Interest expense . . . . . . . . .            (102)             (74)            (229)            (106)
Currency exchange expense. . . . .              --               83              (39)              83
                                    ---------------  ---------------  ---------------  ---------------
   Income / (loss) before taxes. .          (2,687)             493           (7,059)          (2,103)

Income tax expense . . . . . . . .              --              105               83              600
                                    ---------------  ---------------  ---------------  ---------------

        Net income (loss). . . . .  $       (2,687)  $          388   $       (7,142)  $       (2,703)
                                    ===============  ===============  ===============  ===============

Net income (loss) per share-
 basic . . . . . . . . . . . . . .  $        (0.20)  $         0.03   $        (0.52)  $        (0.20)
                                    ===============  ===============  ===============  ===============

Shares used in per share
 calculations-basic and diluted . .         13,761           13,761           13,761           13,761
                                    ===============  ===============  ===============  ===============

  The accompanying notes are an integral part of these condensed consolidated financial statements.

Part  I:  Item  1.

                                        ROCKSHOX, INC.
                        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                        (In thousands)
                                          (Unaudited)

                                                                 Nine Months Ended
                                                       December 31, 2001    December 31, 2000
                                                      -------------------  -------------------
Cash flows from operating activities:
  Net loss . . . . . . . . . . . . . . . . . . . . .  $           (7,142)  $           (2,703)
  Adjustments to reconcile net loss
    to net cash used in operating activities:
      Depreciation and amortization. . . . . . . . .               2,858                3,636
      Loss on disposal of fixed assets . . . . . . .               1,201                  175
      Provision for bad debt . . . . . . . . . . . .                  --                  (33)
      Changes in operating assets and liabilities:
        Accounts receivable                                        1,261               (3,271)
        Inventories                                               (2,701)              (3,774)
        Prepaid expenses and other assets                            404                 (212)
        Deferred tax receivable. . . . . . . . . . .                  10                1,389
        Accounts payable and accrued liabilities                     258                1,781
                                                      -------------------  -------------------
            Net cash used in operating activities. .              (3,851)              (3,012)
                                                      -------------------  -------------------

Cash flows from investing activities:
  Purchases of property and equipment. . . . . . . .              (1,837)              (2,198)
  Other. . . . . . . . . . . . . . . . . . . . . . .                 (62)                  --
                                                      -------------------  -------------------
  Net cash used in investing activities. . . . . . .              (1,899)              (2,198)
                                                      -------------------  -------------------

Cash flows from financing activities:
  Proceeds from short term borrowings. . . . . . . .               4,290                2,192
  Increase in long-term liabilities. . . . . . . . .                 275                   --
                                                      -------------------  -------------------
  Net cash from financing activities . . . . . . . .               4,565                2,192
                                                      -------------------  -------------------

Net decrease in cash and cash equivalents. . . . . .              (1,185)              (3,018)

Effect of exchange rate on cash. . . . . . . . . . .                  37                  (36)
Cash and cash equivalents, beginning of period . . .               1,148                2,832
                                                      -------------------  -------------------

Cash and cash equivalents, end of period . . . . . .  $               --   $             (222)
                                                      ===================  ===================

  The accompanying notes are an integral part of these condensed consolidated financial statements.

Part I:  Item 1.
                                 ROCKSHOX, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

1.   BASIS OF PRESENTATION

     The accompanying unaudited condensed consolidated financial statements of ROCKSHOX, INC. have been prepared in accordance with generally accepted accounting principles for interim financial information and with instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the nine-month period ended December 31, 2001 are not necessarily indicative of the results that may be expected for the year ending March 31, 2002. The unaudited condensed consolidated interim financial statements contained herein should be read in conjunction with the audited consolidated financial statements and footnotes for the year ended March 31, 2001 included in our Annual Report on Form 10-K. The balance sheet at March 31, 2001 was derived from audited financial statements, but does not include all disclosures required
by accounting principles generally accepted in the United States.   Unless the
context indicates otherwise, when we refer to "we," "us," the "Company" or "RockShox" in this Quarterly Report on Form 10-Q, we are referring to ROCKSHOX, INC.

     MANAGEMENT'S  PLANS

     The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. The issue of the Company's ability to continue as a going concern was raised by our auditors in their audit report included in our Annual Report on Form 10-K. The Company believes that, due to continued losses in the first nine months (and especially the third quarter) of fiscal 2002, and with limited ability to predict its fourth quarter sales, it will require approximately an additional $2.0 million in cash to satisfy short term working capital needs. Following any such cash infusion, the Company's ability to continue as a going concern will be dependent upon its ability to generate sufficient cash flow to fund working capital and to ultimately sustain profitability. The Company incurred a net loss of approximately $6.1 million for the year ended March 31, 2001, and $7.1 million for the three quarters ended December 31, 2001.

    As a result of its significant liquidity issues, the Company is actively pursuing a purchaser of the Company's assets or stock. In-depth discussions have been ongoing with two potential purchasers, each of whom is proposing a cash-out merger of the Company to become a wholly-owned subsidiary of such purchaser. There can be no assurance that the merger consideration per share, if a merger is consummated, will equal or exceed the most recent listed sales price of our common stock ($0.35 per share), although current non-binding negotiations with such potential purchasers place there considerations slightly higher. If a definitive merger agreement is executed by the Company and any such purchaser, we believe that such merger agreement will contain a commitment to loan the Company up to $2.0 million prior to consummation of the merger. Such agreement will also contain representations and warranties, covenants and conditions to the obligations of the parties. There can be no assurance that the Company will enter into a definitive merger agreement with any purchaser, that such definitive agreement will have the terms anticipated by the text above or that, considering the conditions to consummation of the merger that may be included in the merger agreement, the merger will be consummated

2.   INVENTORIES

     The components of inventory are as follows (in thousands):

                                        December 31, 2001   March 31, 2001
                                        ------------------  ---------------
  Raw materials. . . . . . . . . . . .  $            6,577  $         4,678
  Finished goods . . . . . . . . . . .               1,934            1,132
                                        ------------------  ---------------
                                        $            8,511  $         5,810
                                        ==================  ===============

     In December 2001, we decreased inventory by $1.2 million for inventory scrap and shrinkage in the supply chain, in conjunction with a cycle count at the end of the quarter. The total scrap and shrinkage for the quarter ended December 31, 2001 was $1.4 million.

3.   LINE  OF  CREDIT

     On June 29, 2000, the Company entered into a credit agreement providing for borrowings up to $5.0 million, which bore interest at a base interest rate plus 1.375% annually (9.375% at March 31, 2001). Effective June 28, 2001, the Company entered into an amended, expanded credit facility in the amount of $10 million with their existing lender, Wells Fargo (the New Facility), under terms substantially similar to the previous facility. Any outstanding amounts bear interest at a base interest rate plus .725% annually (4.75% as of December 31, 2001). The New Facility terminates on December 10, 2003. Additionally, the Company has a $1.0 million letter of credit outstanding as collateral for the Colorado Springs facility lease. This letter of credit reduces the Company's borrowing availability by the full amount outstanding.

Our existing debt covenants called for net worth at December 31, 2001, to amount to $18.0 million, and our actual net worth as of December 31, 2001 was $10.3 million. We also have an existing EBITDA (Earnings Before Interest, Taxes and Depreciation) covenant, that called for EBITDA (adding back one-time relocation charges) for the last four quarters to amount to $2.5 million. Our actual EBITDA, adjusted for relocation charges, was ($2.6) million. As we have not met these requirements and have not obtained a waiver of these covenants from Wells Fargo, Wells Fargo could exercise their right to require immediate repayment of the bank loan prior to the closing of any proposed merger. If Wells Fargo exercises its right to require immediate repayment at any time, unless we have previously secured alternative sources of funding, we would have insufficient working capital to remain in operation.

4.   RELOCATION

     One-time relocation expenses incurred for moving the Company's operations to Colorado Springs, Colorado were $1.1 million in the December 31, 2001 quarter, for a total of $2.1 million for the current year-to-date. In the current year, relocation expenses of $1.2 million for the nine months ended December 31, 2001 resulted from the loss on disposal of fixed assets. Relocation expenses were $671,000 in the December 31, 2000 quarter, for a total of $2.4 million for the 2001 fiscal year to date. We completed the move of our Selling, General, Administrative, Engineering, Assembly, Distribution, Research and Development functions to Colorado Springs as of May 2001, and only the machine shop operations currently remain in California. We discontinued the nitriding operations of our San Jose machine shop as of November 2001, and we estimate that we will discontinue the remaining anodizing machine shop operations by April 2002.

5.   LITIGATION

     Effective February 11, 2002, we entered into a Settlement and License Agreement with Answer Products, Inc., which settled Answer Product's lawsuit against the Company. According to the terms of the settlement, RockShox receives fully paid licenses to use the patents that remained at issue in the suit. RockShox has agreed to pay Answer the amount of $750,000 on or prior to June 30, 2002 (or earlier in certain change of control and other cases), or, at the Company's option, the amount of $250,000 for each of four consecutive annual payments on June 30, 2002, 2003, 2004 and 2005. We have accrued $750,000 in Other Accrued Liabilites in the Condensed Consolidated Balance Sheet as of December 31, 2001.

Part  I:  Item  2

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF

                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS


This "Management's Discussion and Analysis of Financial Condition and Results of Operations" contains forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may also be contained in our other reports filed under the Securities Exchange Act of 1934, in our press releases and in other documents. In addition, from time to time, we through our management may make oral forward-looking statements. Our statements in this Form 10-Q (whether in the notes to the financial statements, in this Management's Discussion and Analysis of Financial Condition and Results of Operations or otherwise) with respect to, among other things, (i) the possibility of the Company entering into a merger agreement or other purchase agreement, (ii) the price per share or other consideration to be received in connection therewith, (iii) the possibility of the Company receiving a working capital loan (and/or the amount of such loan) in connection with such potential merger or purchase, (iv) the other terms of any such merger or purchase and (v) the ability of the Company to finance its operations in the next two or three months with an additional $2.0 million in cash are forward-looking statements. Such forward-looking statements are based on current expectations, estimates and projections about our industry, management's beliefs, and assumptions made by management. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results and outcomes may differ materially from what is expressed or forecasted in any such forward-looking statements. Because of these factors, which may affect our operating results, past financial performance should not be considered as an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods. Particular attention should be paid to the cautionary language in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended March 31, 2001, as amended (the "Form 10-K"). Unless required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Our operating performance each quarter is subject to various risks and uncertainties as discussed in our Form 10-K. The following discussion should be read in conjunction with the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Form 10-K.

Results of Operations:

     Net sales. Net sales for the quarter ended December 31, 2001 was $17.5 million, a decrease of 13.8% from $20.3 million for the corresponding period of the prior year. For the nine months ended December 31, 2001, net sales decreased by 24.5% to $42.3 million, from $56.0 million for the corresponding period of the prior year. For the quarter ended December 31, 2001, OEM sales decreased by 12.0% to $13.8 million compared to $15.7 million in the corresponding period of the prior year, and decreased by 26.9% to $31.8 million from $43.6 million for the related nine months of operations. Sales to the retail accessory market in the quarter ended December 31, 2001 were $3.7 million compared to $4.6 million in the corresponding period of the prior year, a decrease of 19.6%. For the nine months ended December 31, 2001, sales to the retail accessory market decreased by $1.9 million, or 15.3%, to $10.5 million compared to $12.4 million in the corresponding period of the prior year. The OEM sales decrease resulted from continuing soft demand worldwide for mountain bike components, caused primarily by excess inventory throughout Europe, unfavorable weather conditions in the first quarter and financial challenges faced by certain US customers. Sales for the retail accessory market are down for the nine months ended December 31, 2001 because in the first quarter we relocated the manufacturing portion of our operations to Colorado Springs, and made the decision to discontinue 2001 model year production in conjunction with our move. As a result, we had less 2001 inventory to pass on to the after-market channel than is typical of our first fiscal quarter ($3.2 million in after-market sales through June 30, 2000 as opposed to $1.6 million through June 30, 2001).

     Gross margin. Gross margin (gross profit as a percentage of net sales) for the quarter ended December 31, 2001 decreased to 14.5% compared to 24.6% for the corresponding period of the prior year. For the first nine months of this year, gross margin decreased to 14.7% of sales compared to 20.6% for the corresponding period of the prior year. Included within the gross margin for the periods ended December 31, 2000 was a $2.0 million warranty charge associated with the recent product recall of certain model 2001 forks primarily produced in Taiwan. Partially offsetting this charge during that period was the reversal of certain warranty reserves related to products whose warranty period had lapsed, totaling $500,000. Overall, the gross margin for 2002 is lower due to fixed overhead costs being spread over fewer units produced, as well as operating and materials inefficiencies experienced as we relocated our assembly facility in fiscal 2002 and reduced our sales forecast for 2002 product. Specifically, in December 2001, we decreased inventory by $1.2 million for inventory scrap and shrinkage in the supply chain, in conjunction with a cycle count at the end of the quarter. The total scrap and shrinkage for the quarter ended December 31, 2001 was $1.4 million, and $2.0 million for the nine months then ended. Unabsorbed labor for the quarter ended December 31, 2001 was $457,000, compared to $160,000 for the quarter ended December 31, 2000. For the nine months ended December 31, 2001, unabsorbed labor totaled $1.8 million, as opposed to $447,000 for the same period ended December 31, 2000. The labor inefficiencies were primarily a function of relocating our assembly operations to Colorado Springs in the first and second quarters of fiscal 2002. Partially offsetting these expenses was $542,000 in warranty accruals that were reversed in the most recent quarter, due to expiring warranty periods.

     Selling, general and administrative expense. Selling, general and administrative ("SG&A") expense for the quarter ended December 31, 2001 was $3.5 million, or approximately 20.0% of net sales, compared to $3.4 million, or approximately 16.5% of net sales, in the corresponding period of the prior year. For the nine-month period ended December 31, 2001, SG&A expenses were $9.4 million, down 1.1%, versus $9.5 million in the prior year. In comparing the nine-month periods ended December 31, 2001 against December 31, 2000, the primary components of the change were for headcount-related reductions of $959,000, travel reductions of $109,000, and advertising and promotional reductions of $344,000 in the current year, which were offset by additional bank fees of $137,000 and additional professional and legal settlement charges of $1.3 million. As of December 31, 2001, total expenses for the last two fiscal years related to certain patent disputes amounted to $2.0 million.

     Research, development and engineering expense. Research, development and engineering ("R&D") expense for the quarter ended December 31, 2001 was $608,000 or approximately 3.5% of net sales, compared to $476,000, or approximately 2.4% of net sales in the corresponding quarter of the prior year. For the nine months ended December 31, 2001, R&D expenses were reduced by 9.8% to $1.5 million, or 3.6% of net sales, versus $1.6 million, or 3.0% of net sales for the same period in the prior year. Prototype and tooling expenditures of $188,000 were concentrated in the third quarter of the current fiscal year, although the year-to-date total research and development costs are consistent with the previous year.

     Relocation expenses. One-time relocation expenses incurred for moving the Company's operations to Colorado Springs, Colorado were $1.1 million in the December 31, 2001 quarter, for a total of $2.1 million for the fiscal year to date. This compares to $671,000 in corporate relocation expenses for the quarter ended December 31, 2000, and $2.4 million for the year-to-date at that time. These annual figures incorporate all known costs to date of Phases I (non-manufacturing) and II (manufacturing) of our relocation. The company continues to move forward with the third and final phase of the relocation, which is to outsource the machine shop operations. We discontinued the nitriding operations of our San Jose machine shop as of November 2001, and we estimate that we will discontinue the remaining anodizing machine shop operations by April 2002.

     Interest expense. For the quarter ended December 31, 2001 we recognized interest expense of $102,000 compared to $74,000 in the corresponding period of the prior year. For the nine months ended December 31, 2001, we recognized interest expense of $229,000 compared to $106,000 in the corresponding period of the prior year. Increased line of credit balances in fiscal 2002 account for this differential.

     Income tax expense. The income tax expense recorded for the current period relates to our estimated taxes payable for the domestic Taiwan operations, the effective rate being 25%.

Liquidity and Capital Resources:

     For the nine months ended December 31,2001, net cash used in operating activities was $3.9 million, which consisted of a net loss of $7.1 million, offset by non-cash charges for depreciation and amortization of $2.9 million and loss on disposal of fixed assets of $1.2 million, and a net decrease of $800,000 related to the change in operating assets and liabilities. Net cash used in investing activities was $1.9 million for the nine months ended December 31, 2001, which consisted of acquisitions of property and equipment. Short-term borrowings provided $4.3 million in cash flow for the year to date ended December 31, 2001, and financing of a long-term liability provided another $275,000.

      Since 1999, we have experienced recurring losses and have been unable to generate sufficient working capital needed to meet our cash needs. Beginning in 2000, we began restructuring our organization to reduce our expenditures on infrastructure, including rent, salaries and other manufacturing expenses, which included relocating the business to Colorado Springs, a more economically favorable environment. As we relocated our selling, administrative, research and engineering operations to Colorado in 2000, we were able to reduce both headcount and salaries for those functions. We relocated our assembly operations to Colorado Springs in April 2001, and reduced both headcount and wages for those functions with that transition. During 2001, we have continued to focus on reducing other operating expenses in order to reduce our cash shortages. In November of 2001, we further reduced our headcount via a reduction in force, and we began the process of liquidating our machine shop operations, which remained in California.

     The continuing weakness in the economy, which was further aggravated by the recent World Trade Center attacks, has resulted in a decline in revenues as bicycle customers continue to reduce their purchases, both in the OEM and after-market areas. Accordingly, we have reduced our internal expectations for the next few months. We believe that a cash infusion of $2.0 million, whether by an equity investor or lender, will be sufficient to fund our foreseeable short-term cash needs for the next 2 or 3 monthsAs noted above, the current prospective purchasers of the Company (by merger) have indicated a willingness to commit to loan the Company up to $2.0 million prior to consummation of the merger. There can be no assurance that either the merger or such loan will be consummated.

      We currently have outstanding loans from Wells Fargo Business Credit, Inc., or Wells Fargo, of $4.1 million as of February 14, 2002. A financial covenant of the loan agreement requires that we maintain a net worth at December 31, 2001 of at least $18.0 million and an EBITDA (adjusted for one-time relocation charges) through the first nine months of fiscal 2002 in the amount of at least at least $2.5 million. Our actual net worth as of December 31, 2001 was $10.3 million, and our actual EBITDA, adjusted for relocation charges, was ($2.6) million. As we have not met these requirements and have not obtained a waiver of these covenants from Wells Fargo, Wells Fargo could exercise their right to require immediate repayment of the bank loan. Additionally, if we do not receive the $2.0 million loan discussed in the prior paragraph or an alternate source of funding, we currently forecast that we will not have sufficient cash flow to sustain operations. If Wells Fargo exercises its right to require immediate repayment at any time, unless we have previously secured alternative sources of funding, we would have insufficient working capital to remain in operation.

     At December 31, 2001, we had working capital of $3.2 million. We have outstanding commitments of $520,000 for tooling, associated with the production of our 2003 model year product. As we have discussed, working capital is limited, and is not sufficient to sustain operations without an additional cash infusion within the next few months.

Item 3.  Quantitative and Qualitative Disclosures About Market Risks

     We considered the provision of Financial Reporting Release No. 48, "Disclosure of Accounting Policies for Derivative Financial Instruments and Derivative Commodity Instruments, and Disclosure of Quantitative and Qualitative Information about Market Risk Inherent in Derivative Financial Instruments, Other Financial Instruments and Derivative Commodity Instruments". We had no holdings of derivative financial or commodity instruments at December 31, 2001. We are exposed to financial market risks, including changes in interest rates and foreign currency exchange rates. An increase in interest rates would not significantly affect our net loss. The majority of our revenue and capital spending is transacted in U.S. dollars, with the exception of the sale of domestic Taiwan product, which is transacted in New Taiwan Dollars.

Part II: Other Information

     Item 1.  Legal Proceedings

     We are involved in certain legal matters in the ordinary course of business. Accordingly, in the second quarter of fiscal 2002, we accrued an amount associated with the settlement of the Halson Designs, Inc. patent lawsuit. In the current quarter, we accrued an amount associated with the settlement of the Answer Products, Inc. patent lawsuit, which is described further in Item 5 below. No other provision for any liability that may result upon the resolution of other legal matters has been made in the accompanying financial statements nor is the amount or range of possible loss, if any, reasonably estimable.

     Item 2.   Changes in Securities and Use of Proceeds

     Under our revised credit agreement, we will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

     Item 3.   Defaults Upon Senior Securities

     We are currently in default under our net worth and EBITDA (Earnings
Before Interest, Taxes and Depreciation) covenants of our line of credit facility as of December 31, 2001. Our existing debt covenants called for net worth at December 31, 2001, to amount to $18.0 million, and our actual net worth as of December 31, 2001 was $10.3 million. We also have an existing EBITDA covenant that called for EBITDA (adding back one-time relocation charges) for the last four quarters to amount to $2.5 million. Our actual EBITDA, adjusted for relocation charges, was ($2.6) million.

     Item 4.   Submission of Matters to a Vote of Security Holders

          None.

     Item 5.    Other Information

     Recent Events. Effective February 11, 2002, we entered into a Settlement and License Agreement with Answer Products, Inc., which settled Answer Product's lawsuit (Civil Action No. CV-01-02635 ER (RZx)) against the Company. According to the terms of the settlement, RockShox receives fully paid licenses to use the patents that remained at issue in the suit. RockShox has agreed to pay Answer the amount of $750,000 on or prior to June 30, 2002 (or earlier in certain change of control and other cases), or, at the Company's option, the amount of $250,000 for each of four consecutive annual payments on June 30, 2002, 2003, 2004 and 2005. We have accrued $750,000 as a short-term liability in the December 31, 2001 financial statements.

Part  II:  Other  Information

Item 6.  Exhibits  on  and  Reports  on  Form  8-K

     (a)  Exhibits

          10.1 Settlement and License Agreement dated as of February 11, 2002, between RockShox, Inc. and Answer Products, Inc.*
          10.2 Executive Retention Agreement between the Company and Chris Birkett, dated January 24, 2002 and amended on February 21, 2002.
          10.3 Executive Retention Agreement between the Company and Bryan Kelln, dated January 24, 2002 and amended on February 21, 2002.

          -------
          * Previously filed with Form 10-Q of RockShox, Inc. for the quarter ended December 31, 2001.

     (b)  Reports  on  Form  8-K

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ROCKSHOX, INC.


     Dated:  February 21, 2002            /s/  Chris Birkett
                                          ------------------
                                          Chris Birkett
                                          Chief Financial Officer and
                                          Duly Authorized Officer

EXHIBIT  INDEX

10.1 Settlement and License Agreement dated as of February 11, 2002, between RockShox, Inc. and Answer Products, Inc.*
10.2 Executive Retention Agreement between the Company and Chris Birkett, dated January 24, 2002 and amended on February 21 2002.
10.3 Executive Retention Agreement between the Company and Bryan Kelln, dated January 24, 2002 and amended on February 21, 2002.

---------------
* Previously filed with Form 10-Q of RockShox, Inc. for the quarter ended December 31, 2001.

Exhibit 10.1

                        SETTLEMENT AND LICENSE AGREEMENT
                        --------------------------------

This Settlement and License Agreement (hereinafter, this "Agreement") is entered into between:
Answer Products, Inc., a California corporation, having its principal place of business at 28209 Avenue Stanford, Valencia, California 91355 (hereinafter "Answer"); and

RockShox, Inc., a Delaware corporation, having its principal place of business at 1610 Garden of the Gods Road, Colorado Springs, Colorado 80907 (hereinafter "RockShox").

This Agreement shall be effective as of February 11, 2002 (hereinafter, "the Effective Date").

In consideration of the following recitals, mutual promises, and agreements, and for other good and valuable consideration, the parties agree as follows:

                                    RECITALS

Answer is buying from Manitou Mountain Cycles, Inc. and E. Douglas Bradbury all rights in and to United States Patent No. 5,470,090 (hereinafter, the "'090 Patent"), as a result of a Manitou Licensing Agreement Buy-Out effective January 1, 1997. Answer is also the owner of all rights in and to United States Patent No. 5,848,675 (hereinafter, the "'675 Patent") and United States Patent No. 6,241,060 (hereinafter, the "'060 Patent").

Answer and RockShox are currently engaged in litigation in the United States District Court for the Central District of California in a case captioned Answer Products, Inc. v. RockShox, Inc., Case No. CV 01-2635 ER (RZx) (hereinafter, the "Patent Case"), where Answer initially asserted that RockShox was infringing various claims of the '060 Patent, the '090 Patent and the '675 Patent, and is now asserting that RockShox has infringed and continues to infringe the '090 Patent and the '675 Patent.

Answer has a valid claim against RockShox for $1,000,000 in the Patent Case for past infringement of the '090 Patent and '675 Patent. Answer is compromising this claim in this Agreement.

Answer and RockShox have agreed to settle the Patent Case between them on the terms and conditions set forth below.

The preamble and these recitals are intended to be an integral part of this Agreement.

Definitions

The term "Patents" as used in this Agreement means (a) the '090 Patent; (b) the '675 Patent; and (c) any and all continuations, divisionals, reissues, reexaminations or foreign counterpart patents that claim priority to or from the original applications upon which the '090 Patent or the '675 Patent are based, and that add no new matter to those original applications. The term "Patents" expressly excludes those claims of any patent issuing from a continuation-in-part, which claims have a priority date that is the same as the application date of such continuations-in-part from, or any other applications otherwise adding new matter to, the original applications for the '090 Patent or the '675 Patent. The term "Patents" expressly includes those claims of any patent issuing from a continuation-in-part application which have a priority date of the original applications filed for the '090 Patent and the '675 Patent.

Dismissal of Suit

Filing Dismissal. Contemporaneous with the execution and delivery of this Agreement, the parties shall jointly move the Court to dismiss with prejudice all pending claims and counterclaims against each other in the Patent Case. The parties agree to do so by immediately executing and filing with the court the dismissal with prejudice of the Patent Case in the form attached hereto as Exhibit A.

Each Party to Bear Own Costs. The parties agree that each party will bear its own costs, expenses, and attorneys' fees, whether taxable or otherwise, incurred in, relating to, arising out of, or connected with the Patent Case.

No Admission of Liability. The parties agree that neither the execution of this Agreement, nor the performance of this Agreement, shall constitute or be construed as an admission of any liability, or strength or weakness of any allegations made, by either party, or their subsidiaries, affiliates, parents, joint ventures, partners, insurance carriers, and all of their past, present and future officers, directors, current and former employees, shareholders, agents, predecessors, successors, assigns, insurers and attorneys.


                                     ROYALTY

Payments

Amount and Payments. In consideration for the license granted in Article 7 and the other rights and releases granted hereunder, and unless prepaid in accordance with Section 4.2 or accelerated in accordance with Section 4.3, RockShox shall pay Answer ONE MILLION DOLLARS ($1,000,000 U.S.) in four equal installments of TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000 U.S.). The first installment is due on June 30, 2002. The remaining installments are due by June 30, 2003; June 30, 2004; and June 30, 2005, respectively.

Prepayment Option. At RockShox's option, and in lieu of paying the amount of $1,000,000, RockShox may pay to Answer $750,000 on or before June 30, 2002, instead of the first installment of $250,000 due on June 30, 2002, which prepayment will eliminate any further payment obligation to Answer.

Acceleration of Payment Obligations. Upon the occurrence of any of the following events, all remaining unpaid installments shall become due immediately, and RockShox shall then immediately pay Answer the sum of all remaining unpaid installments (RockShox shall then have no further obligation to Answer):

(a) more than 50% of the outstanding voting shares of RockShox become owned by a person or entity who is different from any person or entity owning, at January 1, 2002, more than 1% of the outstanding voting shares of RockShox;
(b) the sale of substantially all of RockShox's assets related to its design or production of suspension forks and their components for use in mountain bikes; or
(c) if RockShox fails to pay any required installment payment when due.
In the event of the occurrence of any of such acceleration events on or prior to June 30, 2002, RockShox shall only be required to pay immediately the amount of $750,000 in full and final payment

Releases

Answer's Releases. As of the Effective Date, Answer does hereby release and forever discharge RockShox, all of its past, present, and future officers, directors, current, and former employees, shareholders, agents, predecessors, successors, assigns, insurers, attorneys, subsidiaries, affiliates, parents, joint ventures, partners, insurance carriers, and customers, and each of them (collectively hereinafter, the "Answer Releasees"), from any and all claims, demands or liabilities of any nature whatsoever asserted in the Patent Case and otherwise regarding the infringement of any one or more claims (except claims 16 and 17 of the '090 Patent which are previously licensed to RockShox) of the '090 Patent and the '675 Patent.

ANSWER ACKNOWLEDGES THAT IT IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

ANSWER, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

RockShox's Releases. As of the Effective Date, RockShox does hereby release and forever discharge Answer, all of its past, present, and future officers, directors, current, and former employees, shareholders, agents, predecessors, successors, assigns, insurers, attorneys, subsidiaries, affiliates, parents, joint ventures, partners, insurance carriers, and customers, and each of them (collectively hereinafter, the "RockShox Releasees"), from any and all claims, demands or liabilities of any nature whatsoever asserted in the Patent Case, including without limitation the counterclaims and affirmative defenses for invalidity and/or unenforceability with respect to the '090 Patent and the '675 Patent.

ROCKSHOX ACKNOWLEDGES THAT IT IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

ROCKSHOX, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

No Prior Assignment of Released Claims. The parties, and each of them, represent that there has been no assignment or other transfer of any interest in any claim or counterclaim released hereunder, and covenant not to assign or transfer any interest in any claim or counterclaim asserted in the Patent Case and otherwise being released in Sections 5.1 and 5.2.

                                  HOLD HARMLESS

The parties, and each of them, also agree to indemnify and hold the Answer Releasees and RockShox Releasees harmless from any liability or claims, demands, damages, costs, expenses, and attorneys' fees arising as a result of (i) any assignment or transfer of any interest by a releasing party, (ii) litigation or administrative proceedings by or before a third party or governmental entity against the Answer Releasees or RockShox Releasees arising out of any rights granted or purported to be granted under or in connection with this Agreement or
(iii) litigation or administrative proceedings by Manitou Mountain Cycles, Inc. and/or E. Douglas Bradbury against RockShox Releasees arising out of any rights relating to the '090 Patent. It is the intention of the parties that this indemnity does not require payment as a condition precedent to relief under this indemnity.

License

License Grant. As of the Effective Date, Answer grants to RockShox a nonexclusive, worldwide right and license under each of the Patents to make, have made, use, sell, advertise for sale, offer for sale, distribute and/or import suspension forks and their components for use in off-road and all-terrain bicycles and tricycles. The license, which is irrevocable and fully paid-up, shall remain in effect until the last of the Patents expires.

No Other Rights. Answer does not grant, and RockShox does not have, the right to grant sublicenses to any party. Any rights not explicitly granted in Section
7.1 are expressly reserved by Answer and are not granted to RockShox.

Marking. RockShox shall mark all products that fall within the scope of any claim of the Patents, in compliance with the requirements set forth in 35 U.S.C. Sec. 287(a).

General Provisions

Duly Authorized. Each party represents, warrants and covenants that it has the full right and authority to enter into this Agreement.

Governing Law. This Agreement shall be construed and enforced according to the laws of the State of California.

Jurisdiction and Venue. Any dispute concerning this Agreement shall be brought in the State or Federal courts within Los Angeles County, California. The parties, and each of them, expressly consent to the personal jurisdiction and venue of such courts for the purpose of hearing any dispute concerning this Agreement.

Binding Effect on Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

Assignment. The license granted in this Agreement is personal to RockShox and shall not be assigned or transferred, in whole or in part, by RockShox or by operation of law without the prior written consent of Answer; provided, however, that RockShox may transfer or assign its rights under this Agreement in connection with the merger, sale or transfer of all or substantially all of its assets related to its design or production of suspension forks and their components for use in mountain bicycles.

Publicity. The parties agree to issue a joint press release in the form attached hereto as Exhibit B. The parties further agree that they shall not make any further statements regarding the terms of this Agreement beyond those set forth in Exhibit B except as may be required or appropriate in connection with the legal obligations of a public company, or as may be legally required in connection with any matter before a court, pursuant to process or pursuant to other proceedings before any governmental agency.

Confidentiality of Terms. Other than as provided in Section 8.6, the parties acknowledge and agree that, except by order of a court or process of competent jurisdiction, the terms of this Agreement shall remain confidential and shall not be disclosed to any third party without the prior written consent of the other parties, which consent shall not be unreasonably withheld. This provision shall not preclude either party from disclosing such terms to the party's attorneys, accountants, or tax advisors as required to obtain legal, accounting, or tax advice, respectively, or in connection with the proceedings before a court or agency (or, under the terms of a confidentiality agreement, to potential or actual lenders or purchasers of the business or stock of the party).

No Construction Against Drafting Party. The parties have cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, this Agreement shall not be construed for or against any party based on the fact of the party having drafted the portion being construed.

Modification and Amendments. Any modification or amendment to this Agreement must be in a writing and signed by duly authorized representatives of the parties hereto and stating the intent of the parties to amend this Agreement.

Severability. If any term or provision of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement or any other application of such term or provision shall not be affected thereby; provided, however, this entire Agreement shall be invalid and void if any of the following provisions is determined by a court of competent jurisdiction to be invalid or unenforceable: Sections 3.1, 5.1, 5.2 and 7.1.

Headings. Section and article headings are provided for convenience of the parties only and shall not be construed as a part of this Agreement or a limitation on the scope of the particular paragraph and articles to which they refer.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which together shall constitute a single instrument.

Entire Agreement. This Agreement constitutes the full understanding of the parties and is a complete and exclusive statement of the terms of their agreement. All prior agreements, negotiations, dealings and understandings, whether written or oral, regarding the subject matter hereof, are hereby superseded and merged into this Agreement; except for the existing Stipulated Protective Order entered in this Patent Case.

Complete Evaluation of Terms. The parties represent and warrant that they have read this Agreement, that they have had adequate time to consider it, that they have consulted with an attorney prior to executing this Agreement, that they understand the meaning and application of this Agreement, and that they have signed this Agreement knowingly, voluntarily, and of their own free will with the intent of being bound by it. This Agreement shall not be subject to any mistake of fact, and there is absolutely no agreement or reservation that is not clearly expressed herein.

Attorneys' Fees. In the event of any dispute concerning or arising out of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered in duplication originals as of the dates set forth below.

ANSWER PRODUCTS, INC.                   ROCKSHOX, INC.

By: /s/ Glenn R. Miller                 By: /s/ Bryan L. Kelln
Name: Glenn R. Miller                   Name: Bryan L. Kelln
Title: President                        Title: President and CEO
Dated: February 11, 2002                Dated: February 13, 2002

               ANSWER PRODUCTS AND ROCKSHOX SETTLE PATENT DISPUTE

Answer Products, Inc. and RockShox, Inc. announced today a settlement in their patent infringement lawsuit currently before the United States District Court for the Central District of California in Los Angeles. In March 2001, Answer filed a complaint against RockShox alleging infringement of U.S. Patent Nos. 5,470,090 and 5,848,675. RockShox disputed the complaint and alleged, among other things, that the patents were invalid and not infringed.

Under the terms of the settlement, Answer and RockShox have agreed to dismiss with prejudice all pending claims and counterclaims. In addition, Answer has granted RockShox a license to the patents. In return, RockShox has agreed to make an undisclosed payment in annual installments to Answer over a four-year period. All other terms of the parties' settlement are confidential.

Answer and RockShox have agreed that their settlement does not constitute and should be construed as an admission of any strength or weakness of either party's allegations in the suit.

EXHIBIT  10.2

                          EXECUTIVE RETENTION AGREEMENT
                          -----------------------------


     THIS EXECUTIVE RETENTION AGREEMENT ("Agreement") is made this 24th day of January, 2002 (the "Effective Date"), by and between RockShox, Inc., a Delaware corporation (the "Corporation"), and Chris Birkett (the "Employee").

EXPLANATORY  STATEMENT
----------------------

          A. The Corporation is exploring various corporate transactional alternatives, one of which could involve a "Change of Control" (as defined below) of the Corporation.

          B. The Corporation desires to retain the Employee in its employment during any transition period that may be required in connection with any such Change of Control and the Employee is willing to remain in such employment in consideration of the payments to be made by the Corporation, upon the terms and conditions hereinafter provided.

          C. This Agreement does not affect the terms and provisions of any separate employment agreement between the Employee and the Corporation which shall remain in effect in accordance with its terms.

          NOW, THEREFORE, in consideration of the Explanatory Statement, which shall be deemed to be a substantive part of this Agreement, and the mutual covenants, promises, agreements, representations and warranties hereinafter set forth, the parties hereto do hereby covenant, promise, agree, represent and warrant as follows:

          1.   EMPLOYMENT.
               ----------

               1.1     Period  of  Services.  The  Employee  hereby  agrees,  in
                       --------------------
consideration of the payments to be made in accordance with Section 3 below, to remain in the employment of the Corporation in his current position and at his current rate of pay (or such higher rate as may be authorized by the Corporation) from the period beginning on the date hereof and terminating upon the earlier of (x) the later to occur of June 30, 2002 and three months following the closing of a Change of Control (as defined below), should a Change of Control occur on or before June 30, 2002 (the "Retention Period"), (y) the written notice from the Corporation to the Employee that his services are no longer required by the Corporation and that his employment will terminate on the date specified in such notice

               1.2     Services.  The  Executive  shall  continue to perform the
                       --------
duties and responsibilities of his current position with the Corporation (unless such duties are altered by the Corporation or the Corporation terminates the employment of the Employee) during the Retention Period and shall provide such reasonable transition assistance in connection with the Change of Control as may be requested from time to time by the Corporation.

               1.3     Change  of  Control.  For  purposes  of this Agreement, a
                       -------------------
"Change of Control" shall mean, after the Effective Date, the following (excluding any such transaction, event or occurrence in connection with, or as a result of, the bankruptcy of the Corporation):

                    (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation,
(iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 1.3 or (v) any acquisition of beneficial ownership or voting power that remains subject to divestiture upon the occurrence of stated events; or

                    (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                    (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                    (d) Approval by the respective stockholders of the Corporation, or the completion of any other required approval process, for a complete liquidation or dissolution of the Corporation.

          2.     TERM.  The  term  of this Agreement (the "Term") shall commence
                 ----
on the Effective Date and shall remain in effect until the last day of the Retention Period, provided, however, that certain provisions contained herein shall remain in full force and effect after the end of the Term in accordance with their specific terms.

          3.     PAYMENT  OF  RETENTION  BONUS.  Subject  to  the  provisions of
                 -----------------------------
Section 4 hereof, in the event that a Change of Control occurs on or prior to June 30, 2002, in return for Employee's agreements hereunder, the Corporation shall pay the Employee on the date of closing of such Change of Control an amount equal to $125,000.00 (the "Retention Bonus"). The payment of the Retention Bonus shall be subject to all required withholdings of tax and other items.

          4.     EFFECT  OF  TERMINATION OF EMPLOYMENT PRIOR TO END OF RETENTION
                 ---------------------------------------------------------------
PERIOD.  In  the  event  that a Change of Control occurs on or prior to June 30,
------
2002:

               (a) If the Employee voluntarily terminates employment prior to the end of the Retention Period, the Employee shall not be entitled to the payment of any portion of the Retention Bonus and shall be obligated to return promptly all of such Retention Bonus to the Company.

               (b) If the Corporation terminates the employment of the Employee for "cause" at any time prior to the end of the Retention Period, the Employee shall only be entitled to a prorated portion of the Retention Bonus (based on the number of days during the Retention Period before Employee's termination divided by the total number of days in the Retention Period) and shall be obligated to return promptly the remainder (i.e., not including such prorated portion) of such Retention Bonus to the Company. For this purpose, "Cause" shall mean (i) the willful and continued failure of the Employee to perform substantially the Employee's duties with the Corporation or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), which failure shall continue for ten days after a written demand for substantial performance is delivered to the Employee by the Board of Directors of the Corporation (the "Board") or the Chief Executive Officer of the Corporation which specifically identifies the manner in which the Board or Chief Executive Officer believes that the Employee has not substantially performed the Employee's duties, or (ii) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Corporation. For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Corporation. A determination of termination "for cause" may only be made by a unanimous vote of the full Board of Directors of the Corporation (excluding, if applicable, the Employee) acting in good faith at an actual meeting in person of such Board.

               (c) If the Employee's employment with the Corporation is terminated by the Corporation during the Retention Period other than for Cause, the Employee shall be entitled to retain the Retention Bonus in full.

               (d) If the Employee's employment with the Corporation terminates prior to the end of the Retention Period because of his death or "disability," he shall be entitled to retain the Retention Bonus in full. The Employee shall be deemed to be "disabled" if he meets the definition of disability (as reasonably determined by the Corporation) for long-term disability benefits under the Corporation's long-term disability employee welfare benefit plan.

          5.   CONFIDENTIAL  INFORMATION.
               -------------------------

               5.1     Scope  of  Confidential  Information.  The  Employee
                       ------------------------------------
acknowledges that in the Employee's employment hereunder, the Employee will be making use of, acquiring and adding to the Corporation's trade secrets and its confidential and proprietary information of a special and unique nature and value relating to such matters as, but not limited to, the Corporation's business operations, internal structure, financial affairs, programs, software, systems, procedures, manuals, plans, products, services, confidential reports, lists of clients and prospective clients and sales and marketing methods, as well as the amount, nature and type of services, equipment and methods used and preferred by the Corporation's clients and the fees paid by such clients, all of which shall be deemed to be confidential information. The Employee acknowledges that such confidential information has been and will continue to be of central importance to the business of the Corporation and that disclosure of it to or its use by others could cause substantial loss to the Corporation. In consideration of employment by the Corporation, the Employee agrees that during the Term and upon and after leaving the employ of the Corporation for any reason whatsoever, the Employee shall not, for any purpose whatsoever, directly or indirectly, divulge or disclose to any person or entity any of such confidential information which was obtained by the Employee as a result of the Employee's employment with the Corporation or any trade secrets of the Corporation, but shall hold all of the same confidential and inviolate.

               5.2     Scope  of  Confidential  Records.  All  contracts,
                       --------------------------------
agreements, financial books, records, instruments and documents; client lists; memoranda; data; reports; programs; software; tapes; Rolodexes; telephone and address books; letters; research; card decks; listings; programming; and any other instruments, records or documents relating or pertaining to clients serviced by the Corporation or the Employee, the Services rendered by the Employee, or the business of the Corporation (collectively, the "Records") shall at all times be and remain the property of the Corporation. Upon termination of the Employee's employment with the Corporation for any reason whatsoever, the

Employee shall return to the Corporation all Records (whether furnished by the Corporation or prepared by the Employee), and the Employee shall neither make nor retain any copies of any of such Records after such termination.

          6.   RESTRICTIVE  COVENANTS.
               ----------------------

               6.1     Scope  of  Non-Compete.  The Corporation and the Employee
                       ----------------------
acknowledge and agree that the Employee's Services are of a special and unusual character which have a unique value to the Corporation, the loss of which cannot be adequately compensated by damages in an action at law and if used in competition with the Corporation could cause serious harm to the Corporation. Further, the Employee and the Corporation also recognize that an important part of the Employee's duties will be to develop good will for the Corporation through his personal contact with customers and others having business relationships with the Corporation, and that there is a danger that this good will, a proprietary asset of the Corporation, may follow the Employee if and when his relationship with the Corporation is terminated. Accordingly, the Employee covenants that for a period of one year after the Employee ceases to be employed by the Corporation for any reason whatsoever, the Employee shall not, without the prior written consent of the Corporation, directly or indirectly within any state or foreign country in which the Corporation sells or markets in products:

                    6.1.1 Offer to render any services or solicit the rendition of any services which were rendered by the Corporation during the two year period immediately preceding such cessation of the Employee's employment with the Corporation to any suppliers or customers of the Corporation.

                    6.1.2 Solicit for employment or employ to or for the benefit or account of the Employee or to or for the benefit or account of any other person or entity any employee of the Corporation, nor shall the Employee urge, directly or indirectly, any suppliers or customers of the Corporation to discontinue, in whole or in part, business with the Corporation or not to do business with the Corporation.

                    6.1.3 Engage, either as a consultant, independent contractor, proprietor, stockholder (of more than 5% of the company in question), partner, officer, director, employee or otherwise, in the business of manufacturing, marketing or selling mountain bicycle shock absorbers, if such activity will directly compete with the Corporation in the same line of business conducted by the Corporation in the applicable state or foreign country.

               6.2     Severability  of  Non-Compete.  The  Employee agrees that
                       -----------------------------
the covenants contained in Section 6.1 and its sub-paragraphs are reasonable with respect to its duration, geographical area and scope. However, the parties hereto agree that to the extent that any provision or portion of Section 6 of this Agreement shall be held, found or deemed to be unreasonable, unlawful or unenforceable by an arbitrator pursuant to Section 8.1, then any such provision or portion thereof shall be deemed to be modified to the extent necessary in order that any such provision or portion thereof shall be legally enforceable to the fullest extent permitted by applicable law.

               6.3     Equitable  Remedies.  As the violation by the Employee of
                       -------------------
the provisions of Sections 5 and 6 of this Agreement would cause irreparable injury to the Corporation, and there is no adequate remedy at law for such violation, the Corporation shall have the right, in addition to any other remedies available at law or in equity, to enjoin the Employee in a court of equity from violating such provisions.

               6.4     Condition  Precedent.  The  provisions of Sections 6.1.1,
                       --------------------
6.1.2, 6.1.3 and 6.1.4 of this Agreement are cumulative. Compliance with Sections 6.1.1, 6.1.2, 6.1.3 and 6.1.4 of this Agreement is a condition precedent to the Corporation's obligation to make any payments of any nature to the Employee, whether under this Agreement or otherwise. Nothing in this Agreement shall be construed as prohibiting the Corporation from pursuing any other remedies available to it for a breach or threatened breach of Sections 5 and 6 of this Agreement.

               6.5     Inter-relationship  with  Other  Provisions.  Nothing  in
                       -------------------------------------------
Section 6 shall reduce or abrogate the Employee's obligations under Section 1 during the term of this Agreement.

          7.     NOTICES.  All  notices  and  other  communications  required or
                 -------
permitted to be given by this Agreement shall be in writing and shall be given and shall be deemed received if and when either hand delivered and a signed receipt is given therefor or mailed by registered or certified U.S. mail, return receipt requested, postage prepaid, and if to the Corporation to:


and if to the Employee to:


or at such other address as either party hereto shall notify the other of in writing.

          8.   MISCELLANEOUS.
               -------------

               8.1     Formal Arbitration.  Any controversy or claim arising out
                       ------------------
of or relating to this Agreement, or the breach thereof, shall be settled by final and binding arbitration pursuant to the Commercial Arbitration Rules ("Rules") of the American Arbitration Association ("AAA"). The arbitration shall be conducted in Denver, Colorado with a single arbitrator selected by both parties in accordance with the AAA Rules. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The completion of binding arbitration shall be a condition precedent to the commencement of any civil action in any court of competent jurisdiction to enter the final decision of the arbitrator.

               8.2     Successors  and Assigns.  This Agreement shall be binding
                       -----------------------
upon and inure to the benefit of the Corporation, its successors and assigns. The Corporation will require any successor, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business and/or assets of the Corporation to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. As used in this Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. This Agreement shall be binding upon the Employee and his heirs, personal and legal representatives, and guardians, and shall inure to the benefit of the Employee. Neither this Agreement nor any part hereof or interest herein shall be assigned by the Employee.

               8.3     Modifications.  The  terms  and  provisions  of  this
                       -------------
Agreement may not be modified except by written instrument duly executed by each party hereto.

               8.4     Governing  Law.  This  Agreement shall be governed by and
                       --------------
enforced and construed in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws.

               8.5     Entire  Agreement.  This Agreement sets forth the entire,
                       -----------------
integrated understanding and agreement of the parties hereto with respect to the subject matter hereof.

               8.6     Headings.  The  headings  of  this Agreement are included
                       --------
for the convenience of reference and shall be given no effect in the construction of this Agreement.

               8.7     Specific Performance/Waiver.  In the event of a breach of
                       ---------------------------
this Agreement, the non-breaching party hereto may maintain an action for specific performance against the party hereto who is alleged to have breached any of the terms, conditions, representations, warranties or agreements, herein contained. Anything contained herein to the contrary notwithstanding, this Section shall not be construed to limit in any manner whatsoever any other rights or remedies an aggrieved party may have by virtue of any breach of this Agreement. Each of the parties hereto shall have the right to waive compliance with or the fulfillment, satisfaction or enforcement of any warranty, representation, covenant, promise, agreement or condition herein set forth, but the waiver by any party of such right shall not be deemed a waiver of compliance with or fulfillment, satisfaction or enforcement of any other warranty, representation, covenant, promise, agreement or condition herein set forth or to seek redress for any breach thereof on any subsequent occasion, nor shall any such waiver be deemed effective unless in writing and signed by the party so waiving.

               8.8     Survival.  The Employee agrees that the covenants made in
                       --------
Sections 5 and 6 of this Agreement shall survive the termination of this Agreement.

               8.9     Expenses.  Except  as  otherwise  set  forth  in  this
                       --------
Agreement, each party shall pay its own expenses in connection with this Agreement and the performance of the transactions and obligations contemplated by this Agreement.

          8.10     Arbitration. Any  controversy  or  claim  (including, without
                   -----------
limitation, whether any controversy or claim is subject to arbitration) arising out of or relating to this Agreement, or the breach thereof (whether, in any case, involving (x) a party hereto, (y) their transferees or (z) such party's or transferee's directors, officers, partners, members, managers, employees, representatives or agents), shall be settled by binding arbitration administered by the American Arbitration Association (the "AAA") under its Commercial Arbitration Rules ("Rules"), and shall be held in Colorado Springs, Colorado. The Colorado rules of evidence shall control the admission of evidence into the arbitration proceeding. Any dispute submitted for arbitration shall be referred to a single arbitrator mutually selected by the parties If no such agreement is reached, a neutral arbitrator shall be appointed by the AAA in accordance with the Rules. The parties agree that they shall consent to an expedited proceeding under the Rules, to the full extent the AAA can accommodate such a request.

     IN WITNESS WHEREOF, the parties have executed, acknowledged, sealed and delivered this Agreement the day and year first hereinabove set forth.

                                     CORPORATION
                                     -----------
ATTEST:


                                     By:  /s/  Bryan  Kelln
                                        -------------------------------------
                                        President and Chief Executive Officer


WITNESS:                             EMPLOYEE
                                     --------


                                          /s/  Chris  Birkett
                                        -------------------------------------

                   AMENDMENT TO EXECUTIVE RETENTION AGREEMENT

ROCKSHOX, INC (the "Corporation") and Chris Birkett ("Executive") have entered into an Executive Retention Agreement dated January 24th, 2002 (the "Agreement").

WHEREAS, the Corporation and Executive desire to make it clear that the payment of the Retention Bonus under the Agreement will suffice as full severance for Executive in the event that Executive's employment is terminated without cause during the Retention Period (as defined under the Agreement);

NOW,  THEREFORE  the  following  amendments  be  made:

     1.1 Severance - The Agreement shall be amended to add the following new sentence at the end of Section 3 thereof:

          "The payment of the Retention Bonus shall be (in addition to serving the purposes set forth herein) in lieu of any severance benefits otherwise due to the Executive as a result of any termination without cause of the Executive during the Retention Period."

     Except as expressly modified hereby, all of the terms and conditions of the Agreement remain intact.


                         ROCKSHOX,  INC:
                         --------------

                              /s/  Bryan  Kelln
                              -----------------
                              Bryan Kelln, President and Chief Executive Officer

                              Date:  February 21, 2002

                         EXECUTIVE:
                         ---------

                              /s/  Chris  Birkett
                              -------------------
                              Chris  Birkett

                              Date:  February 21, 2002

EXHIBIT  10.3

                          EXECUTIVE RETENTION AGREEMENT
                          -----------------------------

     THIS EXECUTIVE RETENTION AGREEMENT ("Agreement") is made this 24th day of January, 2002 (the "Effective Date"), by and between RockShox, Inc., a Delaware corporation (the "Corporation"), and Bryan Kelln (the "Employee").

EXPLANATORY  STATEMENT
----------------------

          A. The Corporation is exploring various corporate transactional alternatives, one of which could involve a "Change of Control" (as defined below) of the Corporation.

          B. The Corporation desires to retain the Employee in its employment during any transition period that may be required in connection with any such Change of Control and the Employee is willing to remain in such employment in consideration of the payments to be made by the Corporation, upon the terms and conditions hereinafter provided.

          C. This Agreement does not affect the terms and provisions of any separate employment agreement between the Employee and the Corporation which shall remain in effect in accordance with its terms.

          NOW, THEREFORE, in consideration of the Explanatory Statement, which shall be deemed to be a substantive part of this Agreement, and the mutual covenants, promises, agreements, representations and warranties hereinafter set forth, the parties hereto do hereby covenant, promise, agree, represent and warrant as follows:

          1.   EMPLOYMENT.
               ----------

               1.1     Period  of  Services.  The  Employee  hereby  agrees,  in
                       --------------------
consideration of the payments to be made in accordance with Section 3 below, to remain in the employment of the Corporation in his current position and at his current rate of pay (or such higher rate as may be authorized by the Corporation) from the period beginning on the date hereof and terminating upon the earlier of (x) the later to occur of June 30, 2002 and three months following the closing of a Change of Control (as defined below), should a Change of Control occur on or before June 30, 2002 (the "Retention Period"), (y) the written notice from the Corporation to the Employee that his services are no longer required by the Corporation and that his employment will terminate on the date specified in such notice

               1.2     Services.  The  Executive  shall  continue to perform the
                       --------
duties and responsibilities of his current position with the Corporation (unless such duties are altered by the Corporation or the Corporation terminates the employment of the Employee) during the Retention Period and shall provide such reasonable transition assistance in connection with the Change of Control as may be requested from time to time by the Corporation.

               1.3     Change  of  Control.  For  purposes  of this Agreement, a
                       -------------------
"Change of Control" shall mean, after the Effective Date, the following (excluding any such transaction, event or occurrence in connection with, or as a result of, the bankruptcy of the Corporation):

                    (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation,
(iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 1.3 or (v) any acquisition of beneficial ownership or voting power that remains subject to divestiture upon the occurrence of stated events; or

                    (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                    (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                    (d) Approval by the respective stockholders of the Corporation, or the completion of any other required approval process, for a complete liquidation or dissolution of the Corporation.

          2.     TERM.  The  term  of this Agreement (the "Term") shall commence
                 ----
on the Effective Date and shall remain in effect until the last day of the Retention Period, provided, however, that certain provisions contained herein shall remain in full force and effect after the end of the Term in accordance with their specific terms.

          3.     PAYMENT  OF  RETENTION  BONUS.  Subject  to  the  provisions of
                 -----------------------------
Section 4 hereof, in the event that a Change of Control occurs on or prior to June 30, 2002, in return for Employee's agreements hereunder, the Corporation shall pay the Employee on the date of closing of such Change of Control an amount equal to $500,000.00 (the "Retention Bonus"). The payment of the Retention Bonus shall be subject to all required withholdings of tax and other items.

          4.     EFFECT  OF  TERMINATION OF EMPLOYMENT PRIOR TO END OF RETENTION
                 ---------------------------------------------------------------
PERIOD.  In  the  event  that a Change of Control occurs on or prior to June 30,
------
2002:

               (a) If the Employee voluntarily terminates employment prior to the end of the Retention Period, the Employee shall not be entitled to the payment of any portion of the Retention Bonus and shall be obligated to return promptly all of such Retention Bonus to the Company.

               (b) If the Corporation terminates the employment of the Employee for "cause" at any time prior to the end of the Retention Period, the Employee shall only be entitled to a prorated portion of the Retention Bonus (based on the number of days during the Retention Period before Employee's termination divided by the total number of days in the Retention Period) and shall be obligated to return promptly the remainder (i.e., not including such prorated portion) of such Retention Bonus to the Company. For this purpose, "Cause" shall mean (i) the willful and continued failure of the Employee to perform substantially the Employee's duties with the Corporation or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), which failure shall continue for ten days after a written demand for substantial performance is delivered to the Employee by the Board of Directors of the Corporation (the "Board") or the Chief Executive Officer of the Corporation which specifically identifies the manner in which the Board or Chief Executive Officer believes that the Employee has not substantially performed the Employee's duties, or (ii) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Corporation. For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Corporation. A determination of termination "for cause" may only be made by a unanimous vote of the full Board of Directors of the Corporation (excluding, if applicable, the Employee) acting in good faith at an actual meeting in person of such Board.

               (c) If the Employee's employment with the Corporation is terminated by the Corporation during the Retention Period other than for Cause, the Employee shall be entitled to retain the Retention Bonus in full.

               (d) If the Employee's employment with the Corporation terminates prior to the end of the Retention Period because of his death or "disability," he shall be entitled to retain the Retention Bonus in full. The Employee shall be deemed to be "disabled" if he meets the definition of disability (as reasonably determined by the Corporation) for long-term disability benefits under the Corporation's long-term disability employee welfare benefit plan.

          5.     CONFIDENTIAL  INFORMATION.
                 -------------------------

               5.1     Scope  of  Confidential  Information.  The  Employee
                       ------------------------------------
acknowledges that in the Employee's employment hereunder, the Employee will be making use of, acquiring and adding to the Corporation's trade secrets and its confidential and proprietary information of a special and unique nature and value relating to such matters as, but not limited to, the Corporation's business operations, internal structure, financial affairs, programs, software, systems, procedures, manuals, plans, products, services, confidential reports, lists of clients and prospective clients and sales and marketing methods, as well as the amount, nature and type of services, equipment and methods used and preferred by the Corporation's clients and the fees paid by such clients, all of which shall be deemed to be confidential information. The Employee acknowledges that such confidential information has been and will continue to be of central importance to the business of the Corporation and that disclosure of it to or its use by others could cause substantial loss to the Corporation. In consideration of employment by the Corporation, the Employee agrees that during the Term and upon and after leaving the employ of the Corporation for any reason whatsoever, the Employee shall not, for any purpose whatsoever, directly or indirectly, divulge or disclose to any person or entity any of such confidential information which was obtained by the Employee as a result of the Employee's employment with the Corporation or any trade secrets of the Corporation, but shall hold all of the same confidential and inviolate.

               5.2     Scope  of  Confidential  Records.  All  contracts,
                       --------------------------------
agreements, financial books, records, instruments and documents; client lists; memoranda; data; reports; programs; software; tapes; Rolodexes; telephone and address books; letters; research; card decks; listings; programming; and any other instruments, records or documents relating or pertaining to clients serviced by the Corporation or the Employee, the Services rendered by the Employee, or the business of the Corporation (collectively, the "Records") shall at all times be and remain the property of the Corporation. Upon termination of the Employee's employment with the Corporation for any reason whatsoever, the Employee shall return to the Corporation all Records (whether furnished by the Corporation or prepared by the Employee), and the Employee shall neither make nor retain any copies of any of such Records after such termination.

          6.     RESTRICTIVE  COVENANTS.
                 ----------------------

               6.1     Scope  of  Non-Compete.  The Corporation and the Employee
                       ----------------------
acknowledge and agree that the Employee's Services are of a special and unusual character which have a unique value to the Corporation, the loss of which cannot be adequately compensated by damages in an action at law and if used in competition with the Corporation could cause serious harm to the Corporation. Further, the Employee and the Corporation also recognize that an important part of the Employee's duties will be to develop good will for the Corporation through his personal contact with customers and others having business relationships with the Corporation, and that there is a danger that this good will, a proprietary asset of the Corporation, may follow the Employee if and when his relationship with the Corporation is terminated. Accordingly, the Employee covenants that for a period of one year after the Employee ceases to be employed by the Corporation for any reason whatsoever, the Employee shall not, without the prior written consent of the Corporation, directly or indirectly within any state or foreign country in which the Corporation sells or markets in products:

                    6.1.1 Offer to render any services or solicit the rendition of any services which were rendered by the Corporation during the two year period immediately preceding such cessation of the Employee's employment with the Corporation to any suppliers or customers of the Corporation.

                    6.1.2 Solicit for employment or employ to or for the benefit or account of the Employee or to or for the benefit or account of any other person or entity any employee of the Corporation, nor shall the Employee urge, directly or indirectly, any suppliers or customers of the Corporation to discontinue, in whole or in part, business with the Corporation or not to do business with the Corporation.

                    6.1.3 Engage, either as a consultant, independent contractor, proprietor, stockholder (of more than 5% of the company in question), partner, officer, director, employee or otherwise, in the business of manufacturing, marketing or selling mountain bicycle shock absorbers, if such activity will directly compete with the Corporation in the same line of business conducted by the Corporation in the applicable state or foreign country.

               6.2     Severability  of  Non-Compete.  The  Employee agrees that
                       -----------------------------
the covenants contained in Section 6.1 and its sub-paragraphs are reasonable with respect to its duration, geographical area and scope. However, the parties hereto agree that to the extent that any provision or portion of Section 6 of this Agreement shall be held, found or deemed to be unreasonable, unlawful or unenforceable by an arbitrator pursuant to Section 8.1, then any such provision or portion thereof shall be deemed to be modified to the extent necessary in order that any such provision or portion thereof shall be legally enforceable to the fullest extent permitted by applicable law.

               6.3     Equitable  Remedies.  As the violation by the Employee of
                       -------------------
the provisions of Sections 5 and 6 of this Agreement would cause irreparable injury to the Corporation, and there is no adequate remedy at law for such violation, the Corporation shall have the right, in addition to any other remedies available at law or in equity, to enjoin the Employee in a court of equity from violating such provisions.

               6.4     Condition  Precedent.  The  provisions of Sections 6.1.1,
                       --------------------
6.1.2, 6.1.3 and 6.1.4 of this Agreement are cumulative. Compliance with Sections 6.1.1, 6.1.2, 6.1.3 and 6.1.4 of this Agreement is a condition precedent to the Corporation's obligation to make any payments of any nature to the Employee, whether under this Agreement or otherwise. Nothing in this Agreement shall be construed as prohibiting the Corporation from pursuing any other remedies available to it for a breach or threatened breach of Sections 5 and 6 of this Agreement.

               6.5     Inter-relationship  with  Other  Provisions.  Nothing  in
                       -------------------------------------------
Section 6 shall reduce or abrogate the Employee's obligations under Section 1 during the term of this Agreement.

          7.     NOTICES.  All  notices  and  other  communications  required or
                 -------
permitted to be given by this Agreement shall be in writing and shall be given and shall be deemed received if and when either hand delivered and a signed receipt is given therefor or mailed by registered or certified U.S. mail, return receipt requested, postage prepaid, and if to the Corporation to:



and if to the Employee to:



or at such other address as either party hereto shall notify the other of in writing.

          8.   MISCELLANEOUS.
               -------------

               8.1     Formal Arbitration.  Any controversy or claim arising out
                       ------------------
of or relating to this Agreement, or the breach thereof, shall be settled by final and binding arbitration pursuant to the Commercial Arbitration Rules ("Rules") of the American Arbitration Association ("AAA"). The arbitration shall be conducted in Denver, Colorado with a single arbitrator selected by both parties in accordance with the AAA Rules. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The completion of binding arbitration shall be a condition precedent to the commencement of any civil action in any court of competent jurisdiction to enter the final decision of the arbitrator.

               8.2     Successors  and Assigns.  This Agreement shall be binding
                       -----------------------
upon and inure to the benefit of the Corporation, its successors and assigns. The Corporation will require any successor, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business and/or assets of the Corporation to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the

Corporation would be required to perform it if no such succession had taken place. As used in this Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. This Agreement shall be binding upon the Employee and his heirs, personal and legal representatives, and guardians, and shall inure to the benefit of the Employee. Neither this Agreement nor any part hereof or interest herein shall be assigned by the Employee.

               8.3     Modifications.  The  terms  and  provisions  of  this
                       -------------
Agreement may not be modified except by written instrument duly executed by each party hereto.

               8.4     Governing  Law.  This  Agreement shall be governed by and
                       --------------
enforced and construed in accordance with the laws of the State of Colorado, without reference to principles of conflict of laws.

               8.5     Entire  Agreement.  This Agreement sets forth the entire,
                       -----------------
integrated understanding and agreement of the parties hereto with respect to the subject matter hereof.

               8.6     Headings.  The  headings  of  this Agreement are included
                       --------
for the convenience of reference and shall be given no effect in the construction of this Agreement.

               8.7     Specific Performance/Waiver.  In the event of a breach of
                       ---------------------------
this Agreement, the non-breaching party hereto may maintain an action for specific performance against the party hereto who is alleged to have breached any of the terms, conditions, representations, warranties or agreements, herein contained. Anything contained herein to the contrary notwithstanding, this Section shall not be construed to limit in any manner whatsoever any other rights or remedies an aggrieved party may have by virtue of any breach of this Agreement. Each of the parties hereto shall have the right to waive compliance with or the fulfillment, satisfaction or enforcement of any warranty, representation, covenant, promise, agreement or condition herein set forth, but the waiver by any party of such right shall not be deemed a waiver of compliance with or fulfillment, satisfaction or enforcement of any other warranty, representation, covenant, promise, agreement or condition herein set forth or to seek redress for any breach thereof on any subsequent occasion, nor shall any such waiver be deemed effective unless in writing and signed by the party so waiving.

               8.8     Survival.  The Employee agrees that the covenants made in
                       --------
Sections 5 and 6 of this Agreement shall survive the termination of this Agreement.

               8.9     Expenses.  Except  as  otherwise  set  forth  in  this
                       --------
Agreement, each party shall pay its own expenses in connection with this Agreement and the performance of the transactions and obligations contemplated by this Agreement.

          8.10     Arbitration.  Any  controversy  or  claim (including, without
                   -----------
limitation, whether any controversy or claim is subject to arbitration ) arising out of or relating to this Agreement, or the breach thereof (whether, in any case, involving (x) a party hereto, (y) their transferees or (z) such party's or transferee's directors, officers, partners, members, managers, employees, representatives or agents), shall be settled by binding arbitration administered by the American Arbitration Association (the "AAA") under its Commercial

Arbitration Rules ("Rules"), and shall be held in Colorado Springs, Colorado. The Colorado rules of evidence shall control the admission of evidence into the arbitration proceeding. Any dispute submitted for arbitration shall be referred to a single arbitrator mutually selected by the parties If no such agreement is reached, a neutral arbitrator shall be appointed by the AAA in accordance with the Rules. The parties agree that they shall consent to an expedited proceeding under the Rules, to the full extent the AAA can accommodate such a request.

          IN WITNESS WHEREOF, the parties have executed, acknowledged, sealed and delivered this Agreement the day and year first hereinabove set forth.

                                CORPORATION
                                -----------
ATTEST:


                                   By:  /s/  Chris  Birkett
                                      ------------------------------------------
                                   Chief Financial Officer and Company Secretary


WITNESS:                        EMPLOYEE
                                --------


                                        /s/  Bryan  Kelln
                                      ------------------------------------------

                   AMENDMENT TO EXECUTIVE RETENTION AGREEMENT

ROCKSHOX, INC (the "Corporation") and Bryan Kelln ("Executive") have entered into an Executive Retention Agreement dated January 24th, 2002 (the "Agreement").

WHEREAS, the Corporation and Executive desire to make it clear that the payment of the Retention Bonus under the Agreement will suffice as full severance for Executive in the event that Executive's employment is terminated without cause during the Retention Period (as defined under the Agreement);

NOW,  THEREFORE  the  following  amendments  be  made:

     1.1 Severance - The Agreement shall be amended to add the following new sentence at the end of Section 3 thereof:

          "The payment of the Retention Bonus shall be (in addition to serving the purposes set forth herein) in lieu of any severance benefits otherwise due to the Executive as a result of any termination without cause of the Executive during the Retention Period."

     Except as expressly modified hereby, all of the terms and conditions of the Agreement remain intact.


                        ROCKSHOX,  INC:
                        --------------

                            /s/  Chris  Birkett
                            -------------------
                            Chris Birkett, Chief Financial Officer

                            Date:  February 21, 2002

                        EXECUTIVE:
                        ---------

                            /s/  Bryan  Kelln
                            -------------------
                            Bryan  Kelln

                            Date:  February 21, 2002